UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

File No. 033-00442
File No. 811-04413

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933			/X/

	Pre-Effective Amendment No.		/ /
	Post-Effective Amendment No.	82	/X/

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940			/X/

	Amendment No.	82

(Check appropriate box or boxes)

DELAWARE GROUP EQUITY FUNDS IV
(Exact Name of Registrant as Specified in Charter)

100 Independence, 610 Market Street, Philadelphia, PA			19106-2354
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s Telephone Number, including Area Code:			(800) 523-1918

David F. Connor, Esq., 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
(Name and Address of Agent for Service)

Please send copies of all communications to:

Jonathan M. Kopcsik, Esq.

Taylor Brody, Esq.

Stradley, Ronon, Stevens & Young, LLP

2005 Market Street, Suite 2600, Philadelphia, PA 19103

(215) 564-8099

(215) 564-8071

Approximate Date of Proposed Public Offering:			January 28, 2022

It is proposed that this filing will become effective (check appropriate box):

/ /	immediately upon filing pursuant to paragraph (b)
/X/	on January 28, 2022 pursuant to paragraph (b)
/ /	60 days after filing pursuant to paragraph (a)(1)
/ /	on (date) pursuant to paragraph (a)(1)
/ /	75 days after filing pursuant to paragraph (a)(2)
/ /	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ /	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

This Post-Effective Amendment relates solely to the Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund and Delaware Total Return Fund, series of the Registrant. The prospectuses and statement of additional information relating to the other series of the Registrant are not amended or superseded hereby.

--- C O N T E N T S ---

This Post-Effective Amendment No. 82 to Registration File No. 033-00442 includes the following:

1.	Facing Page
2.	Contents Page
3.	Part A – Prospectus
4.	Part B – Statement of Additional Information
5.	Part C – Other Information
6.	Signatures
7.	Exhibits

Prospectus

Delaware Group® Equity Funds IV

Nasdaq ticker symbols
	Class A	Institutional Class	Class R6
Delaware Covered Call Strategy Fund	FRCCX	FRCDX	FRCEX
Delaware Equity Income Fund	FIUTX	FIUUX	FIUVX
Delaware Global Equity Fund	FIISX	FIITX	FIIUX
Delaware Growth and Income Fund	FGINX	FGIPX	FGIQX
Delaware Hedged U.S. Equity Opportunities Fund	FHEJX	FHEKX	FHELX
Delaware Opportunity Fund	FIUSX	FIVUX	FIVVX
Delaware Premium Income Fund	FPIKX	FPILX	FPIMX
Delaware Growth Equity Fund	FICGX	FICHX	FICIX
Delaware Total Return Fund	FITRX	FITUX	FITVX

January 28, 2022

The US Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus.
Any representation to the contrary is a criminal offense.

Get shareholder reports and prospectuses online instead of in the mail.
Visit delawarefunds.com/edelivery.

Table of contents

Fund summaries	1
Delaware Covered Call Strategy Fund	1
Delaware Equity Income Fund	6
Delaware Global Equity Fund	10
Delaware Growth and Income Fund	15
Delaware Hedged U.S. Equity Opportunities Fund	19
Delaware Opportunity Fund	24
Delaware Premium Income Fund	28
Delaware Growth Equity Fund	33
Delaware Total Return Fund	37
How we manage the Funds	42
Our principal investment strategies	42
The risks of investing in the Funds	51
Disclosure of portfolio holdings information	70
Who manages the Funds	71
Investment manager	71
Portfolio managers	72
Manager of managers structure	76
Who’s who	77
About your account	78
Investing in the Funds	78
Choosing a share class	78
Dealer compensation	80
Payments to intermediaries	80
How to reduce your sales charge	81
Buying Class A shares at net asset value	82
Waivers of contingent deferred sales charges	83
How to buy shares	83
Calculating share price	84
Fair valuation	84
Retirement plans	85
Document delivery	85
Inactive accounts	85
How to redeem shares	85
Low balance accounts	86
Investor services	87
Frequent trading of Fund shares (market timing and disruptive trading)	88
Dividends, distributions, and taxes	89
Certain management considerations	92
Financial highlights	93
Additional information	129

Fund summaries

Delaware Covered Call Strategy Fund

What is the Fund’s investment objective?

Delaware Covered Call Strategy Fund seeks long-term capital appreciation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.30%	0.30%	0.22%(1)
Total annual fund operating expenses	1.35%	1.10%	1.02%
Fee waivers and expense reimbursements	(0.04%)(2)	(0.04%)(2)	(0.14%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.31%	1.06%	0.88%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.06% and 0.88% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$701	$108	$90
3 years	$974	$346	$311
5 years	$1,268	$602	$550
10 years	$2,102	$1,337	$1,235

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Fund summaries

What are the Fund’s principal investment strategies?

The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Fund writes (sells) call options on at least 80% of the Fund’s total assets (80% policy). The Fund normally writes (sells) covered call options listed on US exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund’s portfolio, protect the Fund from market declines, and generate income.  The call options written (sold) by the Fund will generally have an exercise price that is above the market price of the underlying security at the time the option is written (sold). The Fund’s equity investments consist primarily of common stocks of large-size US companies (companies over $10 billion in market capitalization), certain of which may pay dividends, and US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (ADRs)) traded on US securities exchanges.  To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (ETFs) that track certain market indices, such as the S&P 500. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Fund.

In selecting investments, Ziegler Capital Management, LLC (ZCM), the Fund’s sub-advisor, considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. Call options written by the Fund are designed to create income, lower the overall volatility of the Fund’s portfolio, and mitigate the impact of market declines. ZCM considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums. Premiums received for a call option the Fund writes will be treated as a short-term capital gain if the option expires.

The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an industry-wide decrease in demand for an issuer’s products or services. ZCM writes call options based upon its outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter-dated options. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

2

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but will bear the risk of declines in the value of the asset. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Foreign risk — The risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

American depositary receipts risk — ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Covered Call Strategy Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Covered Call Strategy Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

3

Fund summaries

Calendar year-by-year total return (Class A)

Year	2017	2018	2019	2020	2021
Year Total Return	10.94%	-10.83%	21.65%	-1.37%	16.98%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 12.89% for the quarter ended June 30, 2020, and its lowest quarterly return was -24.26% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 4/1/16–12/31/21)	10.25%	5.53%	5.90%
Class A return after taxes on distributions (lifetime: 4/1/16–12/31/21)	10.19%	5.29%	5.66%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/1/16–12/31/21)	6.11%	4.28%	4.59%
Institutional Class return before taxes (lifetime: 4/1/16–12/31/21)	17.27%	7.10%	7.30%
Class R6 return before taxes (lifetime: 4/1/16–12/31/21)	17.50%	7.28%	7.48%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	20.47%	7.84%	8.20%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio managers	Title with ZCM	Start date on the Fund
Wiley D. Angell	Chief Investment Officer – ZCM's FAMCO Group, Senior Portfolio Manager	October 2019
Sean C. Hughes, CFA	Senior Portfolio Manager	October 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

4

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

5

Fund summaries

Delaware Equity Income Fund

What is the Fund’s investment objective?

Delaware Equity Income Fund seeks total return.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.23%	0.23%	0.17%(1)
Total annual fund operating expenses	1.13%	0.88%	0.82%
Fee waivers and expense reimbursements	(0.11%)(2)	(0.11%)(2)	(0.11%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.02%	0.77%	0.71%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.77% and 0.71% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$673	$79	$73
3 years	$903	$270	$251
5 years	$1,151	$477	$444
10 years	$1,861	$1,074	$1,003

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 57% of the average value of its portfolio.

6

What are the Fund’s principal investment strategies?

The Fund invests, under normal circumstances, primarily in companies that the Fund believes are attractive in the market based on their view of long term potential. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. In addition, Macquarie Fund Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

7

Fund summaries

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Equity Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Equity Income Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

As of January 29, 2021, the Fund is sub-advised by MIMGL. The historical returns do not reflect this change.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	10.45%	29.58%	7.93%	-1.50%	12.86%	15.07%	-8.73%	22.63%	-0.38%	21.36%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.10% for the quarter ended June 30, 2020, and its lowest quarterly return was -26.65% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	14.38%	7.96%	9.68%
Class A return after taxes on distributions	10.47%	4.22%	7.28%
Class A return after taxes on distributions and sale of Fund shares	10.79%	5.65%	7.49%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	21.69%	9.57%	9.71%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	21.68%	9.66%	9.81%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

8

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio manager	Title with MIMGL	Start date on the Fund
Scot Thompson	Managing Director, Co-Head of Systematic Investments, Portfolio Manager	January 2021
Benjamin Leung, CFA	Managing Director, Co-Head of Systematic Investments, Head of Research	January 2021

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

9

Fund summaries

Delaware Global Equity Fund

What is the Fund’s investment objective?

Delaware Global Equity Fund seeks long-term capital growth.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.85%	0.85%	0.85%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.26%	0.26%	0.20%(1)
Total annual fund operating expenses	1.36%	1.11%	1.05%
Fee waivers and expense reimbursements	(0.10%)(2)	(0.10%)(2)	(0.10%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.26%	1.01%	0.95%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.01% and 0.95% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$696	$103	$97
3 years	$972	$343	$324
5 years	$1,268	$602	$570
10 years	$2,108	$1,343	$1,274

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 34% of the average value of its portfolio.

10

What are the Fund’s principal investment strategies?

The Fund invests in a portfolio of common stocks of companies that are located throughout the world, including the United States. The Fund may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. Additionally, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Fund is a nondiversified fund.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt and relative margin instability. Mispricings occur when shorter term market fluctuations lead to a discount between a stock’s price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability.

Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

The Fund's Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Nondiversification risk — A nondiversified fund has the flexibility to invest as much as 50% of its assets in as few as two issuers with no single issuer accounting for more than 25% of the fund. The remaining 50% of its assets must be diversified so that no more than 5% of its assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of its shares may increase or decrease more rapidly than if it were fully diversified.

Concentration risk — The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as consumer staples) will decline because of changing expectations for the performance of that industry or sector.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments

11

Fund summaries

may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Global Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Global Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	16.05%	25.94%	4.35%	2.20%	1.26%	23.73%	-11.13%	21.55%	7.7%	7.67%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 13.64% for the quarter ended March 31, 2012, and its lowest quarterly return was -15.67% for the quarter ended December 31, 2018.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

12

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	1.46%	7.86%	8.71%
Class A return after taxes on distributions	-1.50%	5.09%	6.60%
Class A return after taxes on distributions and sale of Fund shares	2.87%	5.77%	6.65%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	7.95%	9.52%	8.66%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	8.05%	9.58%	8.75%
MSCI World Index (net) (reflects no deduction for fees, expenses or taxes)	21.82%	15.03%	12.70%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Jens Hansen	Managing Director, Chief Investment Officer - Global Equity Team	October 2019
Klaus Petersen, CFA	Managing DIrector, Senior Portfolio Manager	October 2019
Claus Juul	Vice President, Portfolio Manager	October 2019
Åsa Annerstedt	Vice President, Portfolio Manager	October 2019
Allan Saustrup Jensen, CFA, CAIA®	Vice President, Portfolio Manager	May 2020
Chris Gowlland, CFA	Senior Vice President, Head of Equity Quantitative Research	October 2019

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

13

Fund summaries

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

14

Delaware Growth and Income Fund

What is the Fund’s investment objective?

Delaware Growth and Income Fund seeks long-term growth of capital and current income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.62%	0.62%	0.62%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.20%	0.20%	0.14%(1)
Total annual fund operating expenses	1.07%	0.82%	0.76%
Fee waivers and expense reimbursements	(0.05%)(2)	(0.05%)(2)	(0.01%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.02%	0.77%	0.75%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.77% and 0.75% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$673	$79	$77
3 years	$891	$257	$242
5 years	$1,127	$450	$421
10 years	$1,801	$1,009	$941

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 51% of the average value of its portfolio.

15

Fund summaries

What are the Fund’s principal investment strategies?

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund’s sub-advisor and manages the Fund’s assets. In addition, Macquarie Fund Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company’s stock.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

16

How has Delaware Growth and Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Growth & Income Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

As of January 29, 2021, the Fund is sub-advised by MIMGL. The historical returns do not reflect this change.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	16.79%	37.08%	7.21%	-3.52%	9.43%	18.09%	-10.45%	25.15%	-0.08%	21.5%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 15.31% for the quarter ended December 31, 2020, and its lowest quarterly return was -26.47% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	14.49%	8.64%	10.62%
Class A return after taxes on distributions	11.33%	4.51%	7.96%
Class A return after taxes on distributions and sale of Fund shares	10.49%	6.08%	8.21%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	21.86%	10.29%	10.02%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	21.91%	10.36%	10.08%
Russell 1000® Value Index (reflects no deduction for fees, expenses or taxes)	25.16%	11.16%	12.97%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

17

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL) serves as sub-advisor for the Fund. MIMGL is primarily responsible for the day-to-day management of the Fund’s portfolio.

Portfolio manager	Title with MIMGL	Start date on the Fund
Scot Thompson	Managing Director, Co-Head of Systematic Investments, Portfolio Manager	January 2021
Benjamin Leung, CFA	Managing Director, Co-Head of Systematic Investments, Head of Research	January 2021

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

18

Delaware Hedged U.S. Equity Opportunities Fund

What is the Fund’s investment objective?

Delaware Hedged U.S. Equity Opportunities Fund seeks total return and, secondarily, capital preservation.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	1.15%	1.15%	1.15%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.40%	0.40%	0.34%(1)
Total annual fund operating expenses	1.80%	1.55%	1.49%
Fee waivers and expense reimbursements	(0.25%)(2)	(0.25%)(2)	(0.29%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.55%	1.30%	1.20%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.30% and 1.20% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$724	$132	$122
3 years	$1,086	$465	$443
5 years	$1,472	$821	$786
10 years	$2,550	$1,824	$1,755

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

19

Fund summaries

What are the Fund’s principal investment strategies?

The Fund seeks to achieve its investment objective by investing in a broadly diversified portfolio of common stocks of any market capitalization while also investing in derivatives to help manage investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US issuers and investments that provide exposure to such securities, including exchange-traded funds (80% policy).  The Fund defines US issuers to include: (1) issuers that are incorporated or headquartered in the US; (2) issuers whose securities are principally traded in the US; (3) issuers with a majority of their business operations or assets in the US; and (4) issuers who derive a majority of their revenues or profits from the US. To a lesser extent, the Fund also may invest in the equity securities of foreign issuers. The portfolio management team also seeks to manage the Fund’s market risk and the risk of loss from significant events by investing in derivatives.  The Fund may engage in active and frequent trading which may result in high portfolio turnover.

Wellington Management Company LLP (Wellington Management), the Fund’s sub-advisor, allocates the Fund’s equity investments across a range of equity market investment styles managed by Wellington Management that are focused on total return or growth of capital (underlying styles) to create a portfolio with broad market exposure.

Wellington Management allocates the Fund’s assets among the underlying styles to create a portfolio that represents a wide range of investment philosophies, companies, industries and market capitalizations. The underlying styles make investments based on their specific investment philosophies, for example, value, growth, high quality, or low volatility.  The portfolio management team seeks to combine complementary underlying styles, monitoring the Fund’s risk profile and strategically rebalancing the portfolio. In selecting different underlying styles, Wellington Management considers, among other things, the relative level of an underlying style’s “active share” (i.e., the extent to which the underlying style’s holdings diverge from the underlying style’s benchmark index), and the “active share” of the Fund (i.e., the extent to which the Fund’s holdings diverge from the Fund’s benchmark index).

For each underlying style, Wellington Management has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal proprietary research. The underlying styles generally invest in equity securities, but may also use derivatives for investment purposes.  The underlying styles do not use derivatives solely for the purpose of creating leverage. Wellington Management’s investment personnel for each underlying style are responsible for selecting the Fund’s investments within their specific underlying styles. In selecting prospective investments for each underlying style, Wellington Management may employ qualitative and quantitative portfolio management techniques.

In addition to allocating the Fund’s assets to the underlying styles, Wellington Management seeks to manage the Fund’s aggregate investment risks, specifically, the risk of loss associated with markets generally as well as the risk of loss from significant events, by investing in derivatives. This strategy principally involves the purchase and sale of put and call options on indices and the purchase and sale of index futures contracts.

The use of derivatives is intended to hedge overall risks to the Fund, but not the risks associated with single or groups of investments or single or groups of underlying styles.  As a result, Wellington Management’s derivatives strategy may protect the Fund from losses associated with a general market decline, but would not protect the Fund from losses resulting from a single investment or group of investments held by the Fund.  The Fund may invest in cash and cash equivalents.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Hedging risk — Hedging seeks to limit downside risks, but will also limit a fund’s return potential, especially during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce returns. If a fund uses a hedging instrument at the wrong time or judges market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce a fund’s return, and/or create a loss.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

20

Asset allocation risk — The risk associated with the allocation of a fund’s assets amongst varying underlying styles. Portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions which could be detrimental to a fund’s performance.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETFs invest. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Hedged U.S. Equity Opportunities Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Hedged U.S. Equity Opportunities Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-year and lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

21

Fund summaries

Calendar year-by-year total return (Class A)

Year	2017	2018	2019	2020	2021
Year Total Return	12.26%	-3.22%	21.86%	15.64%	9.44%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 13.85% for the quarter ended June 30, 2020, and its lowest quarterly return was -13.53% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	Lifetime
Class A return before taxes (lifetime: 8/1/16–12/31/21)	3.18%	9.56%	8.70%
Class A return after taxes on distributions (lifetime: 8/1/16–12/31/21)	0.10%	6.43%	5.83%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 8/1/16–12/31/21)	3.07%	6.85%	6.23%
Institutional Class return before taxes (lifetime: 8/1/16–12/31/21)	9.85%	11.24%	10.26%
Class R6 return before taxes (lifetime: 8/1/16–12/31/21)	9.94%	11.38%	10.39%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	25.66%	17.97%	17.46%
70% Russell 3000® Index / 30% ICE BofA US 3-Month Treasury Bill Index (reflects no deduction for fees, expenses or taxes)	18.95%	13.36%	12.95%
ICE BofA U.S. 3-Month Treasury Bill Index (reflects no deduction for fees, expenses, or taxes)	0.05%	1.14%	1.03%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisors

Wellington Management Company LLP (Wellington Management)

Portfolio managers	Title with Wellington	Start date on the Fund
Gregg R. Thomas, CFA	Senior Managing Director, Partner, and Director, Investment Strategy	October 2019
Roberto J. Isch, CFA	Managing Director, Research Manager	October 2019

22

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

23

Fund summaries

Delaware Opportunity Fund

What is the Fund’s investment objective?

Delaware Opportunity Fund seeks long-term capital growth.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.74%	0.74%	0.74%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.21%	0.21%	0.14%(1)
Total annual fund operating expenses	1.20%	0.95%	0.88%
Fee waivers and expense reimbursements	(0.05%)(2)	(0.05%)(2)	(0.10%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.15%	0.90%	0.78%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.90% and 0.78% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$685	$92	$80
3 years	$929	$298	$271
5 years	$1,192	$521	$478
10 years	$1,942	$1,162	$1,075

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 13% of the average value of its portfolio.

24

What are the Fund’s principal investment strategies?

The Fund invests primarily in mid-size companies that the Manager believes offer attractive valuation and quality characteristics. Companies with attractive valuations are those that have a lower valuation than the company’s historical average valuation and a lower valuation than the company’s competitors. Companies with quality characteristics will make shareholder friendly use of its cash flow, which would include, but is not limited to: dividend payments or increases, share repurchases, and repayment of debt. The Fund also may invest in active or passive exchange-traded funds (ETFs) to gain exposure to such securities and up to 20% of its net assets in real estate investment trusts (REITs). The Fund may continue to hold stocks of companies that grow into larger companies and may also invest opportunistically in larger companies.

The Fund uses a “bottom-up” approach to selecting investments. The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated, or alternative investments become more attractive. The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a Fund’s expenses may be higher and performance may be lower.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a)

25

Fund summaries

each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Opportunity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Opportunity Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	18.68%	43.83%	5.71%	-1.18%	7.87%	18.67%	-15.78%	29.5%	0.08%	31.05%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 23.65% for the quarter ended December 31, 2020, and its lowest quarterly return was -35.42% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	23.52%	9.85%	11.89%
Class A return after taxes on distributions	21.88%	7.06%	9.71%
Class A return after taxes on distributions and sale of Fund shares	15.00%	7.19%	9.29%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	31.40%	11.50%	11.16%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	31.61%	11.63%	11.31%
Russell Midcap® Value Index (reflects no deduction for fees, expenses, or taxes)	28.34%	11.22%	13.44%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

26

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Portfolio managers	Title with Delaware Management Company	Start date on the Fund
Kelley M. Carabasi, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	October 2019
Kent P. Madden, CFA	Co-Chief Investment Officer – US Small-Mid Cap Value Equity	October 2019
Christopher S. Beck, CFA*	Senior Managing Director	October 2019
Steven G. Catricks, CFA	Senior Portfolio Manager	October 2019
Michael Foley, CFA	Senior Portfolio Manager	October 2019

* Effective on or about July 31, 2022, Christopher S. Beck will be retiring from the Manager and no longer be a portfolio manager of the Fund.

Sub-advisors

Macquarie Investment Management Global Limited (MIMGL)

Macquarie Funds Management Hong Kong Limited (MFMHKL)

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

27

Fund summaries

Delaware Premium Income Fund

What is the Fund’s investment objective?

Delaware Premium Income Fund seeks to generate income.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.80%	0.80%	0.80%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.44%	0.44%	0.37%(1)
Total annual fund operating expenses	1.49%	1.24%	1.17%
Fee waivers and expense reimbursements	(0.19%)(2)	(0.19%)(2)	(0.27%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.30%	1.05%	0.90%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.05% and 0.90% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$700	$107	$92
3 years	$1,001	$375	$345
5 years	$1,324	$663	$618
10 years	$2,237	$1,483	$1,396

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 16% of the average value of its portfolio.

28

What are the Fund’s principal investment strategies?

The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Fund will write (sell) call options on a majority of its total assets.  Typically, all of the call options written (sold) by the Fund are expected to be “in-the-money” at the time they are written (sold). The Fund’s call option writing strategy is designed to generate income and lower the overall risk profile of the Fund’s portfolio.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the underlying security during the option period. An “in-the-money” call option means that its exercise price is below the current market price of the underlying security. The Fund receives premiums for writing covered call options as consideration for undertaking the obligations under the option contracts. Premiums received for a call option the Fund writes will be treated as a short-term capital gain if the option expires.

The Fund will normally write (sell) covered call options listed on US exchanges on the equity securities held by the Fund. The Fund’s equity investments will consist primarily of common stocks of large-size US companies (companies over $10 billion in market capitalization), certain of which may pay dividends, and US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (ADRs)), traded on US securities exchanges. To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (ETFs) that track certain market indices, such as the S&P 500. Small capitalization are defined as companies that have a market cap no greater than $5 billion and mid-capitalization companies have a market cap between $5 to $10 billion. The Fund’s covered call writing strategy is intended to generate income rather than keep pace with the equity markets. As a result, the Fund may be expected to underperform equity markets during periods of sharply rising equity prices. Covered call options may be sold up to the number of shares of the equity securities held by the Fund.

In selecting investments, Ziegler Capital Management, LLC (ZCM), the Fund’s sub-advisor, considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund’s investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. ZCM considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in an issuer’s profitability and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; d) an industry-wide decrease in demand for an issuer’s products or services; or e) unattractive call premiums. ZCM writes call options based upon its outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Call options risk — The risk of potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing “in-the-money” covered call options, a fund will not benefit from any potential increases in the value of a fund asset above the exercise price, but may bear the risk of declines in the value of the asset, which may not be fully offset by gains on call premiums received. Writing call options may expose a fund to additional costs. Derivatives may be difficult to sell, unwind or value.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

American depositary receipts risk — ADRs may involve many of the same risks as direct investments in foreign securities, including currency exchange fluctuations, less liquidity, more volatility, different governmental regulations, and the potential for political and economic instability.

29

Fund summaries

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Portfolio turnover risk — High portfolio turnover rates may increase a fund’s transaction costs and lower returns.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Premium Income Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Premium Income Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-year and life-time periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

30

Calendar year-by-year total return (Class A)

Year	2019	2020	2021
Year Total Return	9.87%	-1.66%	10.19%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 11.05% for the quarter ended June 30, 2020, and its lowest quarterly return was -18.90% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	Lifetime
Class A return before taxes (lifetime: 4/2/18–12/31/21)	3.82%	2.64%
Class A return after taxes on distributions (lifetime: 4/2/18–12/31/21)	3.51%	2.02%
Class A return after taxes on distributions and sale of Fund shares (lifetime: 4/2/18–12/31/21)	2.47%	1.95%
Institutional Class return before taxes (lifetime: 4/2/18–12/31/21)	10.39%	4.53%
Class R6 return before taxes (lifetime: 4/2/18–12/31/21)	10.69%	4.72%
CBOE S&P 500 BuyWrite Index (reflects no deduction for fees, expenses or taxes)	20.47%	7.49%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Ziegler Capital Management, LLC (ZCM)

Portfolio managers	Title with ZCM	Start date on the Fund
Wiley D. Angell	Chief Investment Officer – ZCM's FAMCO Group, Senior Portfolio Manager	October 2019
Sean C. Hughes, CFA	Senior Portfolio Manager	October 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

31

Fund summaries

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

32

Delaware Growth Equity Fund

What is the Fund’s investment objective?

Delaware Growth Equity Fund seeks long-term growth of capital.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.64%	0.64%	0.64%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.20%	0.20%	0.12%(1)
Total annual fund operating expenses	1.09%	0.84%	0.76%
Fee waivers and expense reimbursements	(0.00%)(2)	(0.00%)(2)	(0.00%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.09%	0.84%	0.76%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 1.17%, 0.86%, and 0.79% of the Fund's average daily net assets for Class A shares, Institutional Class shares and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$680	$86	$78
3 years	$902	$268	$243
5 years	$1,141	$466	$422
10 years	$1,827	$1,037	$942

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 31% of the average value of its portfolio.

33

Fund summaries

What are the Fund’s principal investment strategies?

The Fund invests in a portfolio of approximately 35-45 common stocks that the Fund’s sub-advisor, Smith Group Asset Management, LLC (Smith), believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises.

Smith employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. Beginning with a universe of stocks that includes large-, mid- and small-size companies, Smith’s investment team uses risk control and valuation screens primarily based on valuation, financial and earnings quality factors. The Fund will generally invest primarily in US companies.

Stocks that pass the initial screens are then evaluated using a proprietary methodology and fundamental analysis to produce a list of 80-100 eligible companies that Smith believes have a high probability of earnings growth that exceeds investor expectations. The analysis includes an evaluation of changes in earnings expectations for the company and evaluation of earnings quality. Smith then constructs the Fund’s portfolio based on a traditional fundamental analysis of the companies identified on the list to understand their business prospects, earnings potential, strength of management and competitive positioning.

Stocks may be sold if they exhibit negative investment or performance characteristics, including: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Growth stock risk — Growth stocks reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies’ stock prices may be more volatile, particularly over the short term.

Limited number of securities risk — The possibility that a single security’s increase or decrease in value may have a greater impact on a fund’s value and total return because the fund may hold larger positions in fewer securities than other funds. In addition, a fund that holds a limited number of securities may be more volatile than those funds that hold a greater number of securities.

Industry and sector risk — The risk that the value of securities in a particular industry or sector (such as information technology) will decline because of changing expectations for the performance of that industry or sector.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a)

34

each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Growth Equity Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Select Growth Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	12.81%	33.09%	13.15%	2.81%	3.69%	32.16%	-3.95%	24.14%	28.26%	38.8%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 25.42% for the quarter ended June 30, 2020, and its lowest quarterly return was -16.52% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	30.84%	21.47%	16.96%
Class A return after taxes on distributions	21.66%	17.85%	14.56%
Class A return after taxes on distributions and sale of Fund shares	24.06%	16.83%	13.76%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	39.04%	23.28%	18.11%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	39.25%	23.36%	18.22%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	27.60%	25.32%	19.79%

Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

35

Fund summaries

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

Sub-advisor

Smith Group Asset Management LLC (Smith)

Portfolio managers	Title with Smith	Start date on the Fund
Stephen S. Smith, CFA	Chief Executive Officer and Chair of Investment Committee	October 2019
John D. Brim, CFA	Chief Investment Officer	October 2019
Eivind Olsen, CFA	Portfolio Manager	October 2019

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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Delaware Total Return Fund

What is the Fund’s investment objective?

Delaware Total Return Fund seeks to provide sustainable current income with potential for capital appreciation with moderate investment risk.

What are the Fund’s fees and expenses?

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales-charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Delaware Funds by Macquarie®. More information about these and other discounts is available from your financial intermediary, in the Fund’s Prospectus under the section entitled “About your account,” and in the Fund’s statement of additional information (SAI) under the section entitled “Purchasing Shares.”

Shareholder fees (fees paid directly from your investment)

Class	A	Inst.	R6
Maximum sales charge (load) imposed on purchases as a percentage of offering price	5.75%	none	none
Maximum contingent deferred sales charge (load) as a percentage of original purchase price or redemption price, whichever is lower	none	none	none

Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)

Class	A	Inst.	R6
Management fees	0.65%	0.65%	0.65%
Distribution and service (12b-1) fees	0.25%	none	none
Other expenses	0.23%	0.23%	0.17%(1)
Total annual fund operating expenses	1.13%	0.88%	0.82%
Fee waivers and expense reimbursements	(0.07%)(2)	(0.07%)(2)	(0.03%)(2)
Total annual fund operating expenses after fee waivers and expense reimbursements	1.06%	0.81%	0.79%
[1]

“Other expenses” for Class R6 are estimated and account for Class R6 shares not being subject to certain expenses as described further in the section of this Prospectus entitled “Choosing a share class.”

[2]

The Fund’s investment manager, Delaware Management Company (Manager), has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations) in order to prevent total annual fund operating expenses from exceeding 0.81% and 0.79% of the Fund’s average daily net assets for share classes other than R6 and Class R6 shares, respectively, from January 28, 2022 through January 28, 2023. These waivers and reimbursements may only be terminated by agreement of the Manager and the Fund.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and reflects the Manager’s expense waivers and reimbursements for the 1-year contractual period and the total operating expenses without waivers for years 2 through 10. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	A	Inst.	R6
1 year	$677	$83	$81
3 years	$907	$274	$259
5 years	$1,155	$481	$452
10 years	$1,865	$1,078	$1,011

Portfolio turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 94% of the average value of its portfolio.

37

Fund summaries

What are the Fund’s principal investment strategies?

For the purposes of this section, a reference to the Manager may also include Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK” or the “Sub-advisor”), with respect to its role as sub-advisor of the Fund. The Fund allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Fund does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks, stock equivalents, and convertible securities with the remainder in bonds, cash and money market instruments.

The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Sub-advisor. MIMAK’s dynamic asset-allocation framework will be used to determine the proportion of the Fund’s assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection. Reallocations outside of the above ranges are expected to occur infrequently.

The Fund may also invest in high yield, below investment grade corporate bonds (commonly known as high yield or “junk bonds”). High yield bonds include bonds that are rated below Baa3 by Moody’s Investors Service, Inc. or below BBB- by Standard & Poor’s Financial Services LLC as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Manager will consider ratings assigned by ratings agencies in selecting high yield bonds but relies principally on its own research and investment analysis. In managing its portion of the Fund, the Manager primarily focuses on investments it believes can generate attractive and consistent income. The Manager may sell a bond when it shows deteriorating fundamentals or it falls short of the Manager’s expectations. The Fund may invest in credit-linked securities, provided that no more than 10% of the Fund’s net assets are invested in credit-linked securities.

The Fund may also invest in real estate related companies and real estate investment trusts (REITs).

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical/completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund’s total assets and primarily hold derivatives and exchange-traded funds (ETFs).

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund’s portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

In addition, the Manager may seek investment advice and recommendations relating to fixed income securities from its affiliates: Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). The Manager may also permit MIMGL, and Macquarie Funds Management Hong Kong Limited (MFMHKL) to execute equity Fund security trades on behalf of the Manager. The Manager may also permit MIMEL and MIMGL to exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL’s or MIMGL’s specialized market knowledge, and the Manager may also seek quantitative support from MIMGL. MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

What are the principal risks of investing in the Fund?

Investing in any mutual fund involves the risk that you may lose part or all of the money you invest. Over time, the value of your investment in the Fund will increase and decrease according to changes in the value of the securities in the Fund’s portfolio. An investment in the Fund may not be appropriate for all investors. The Fund’s principal risks include:

Market risk — The risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

Credit risk — The risk that an issuer of a debt security, including a governmental issuer or an entity that insures a bond, may be unable to make interest payments and/or repay principal in a timely manner.

Interest rate risk — The risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

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High yield (junk bond) risk — The risk that high yield securities, commonly known as “junk bonds,” are subject to reduced creditworthiness of issuers, increased risk of default, and a more limited and less liquid secondary market. High yield securities may also be subject to greater price volatility and risk of loss of income and principal than are higher-rated securities. High yield bonds are sometimes issued by municipalities that have less financial strength and therefore have less ability to make projected debt payments on the bonds.

Mortgage-backed and asset-backed securities risk — The risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value.

Company size risk — The risk that investments in small- and/or medium-sized companies may be more volatile than those of larger companies because of limited financial resources or dependence on narrow product lines.

Derivatives risk — Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).

Foreign risk — The risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic conditions, the imposition of economic or trade sanctions, or inadequate or different regulatory and accounting standards.

Real estate industry risk — This risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates.

Exchange-traded fund risk — The risks of investing in an exchange-traded fund (ETF) typically reflect the risks of the types of instruments in which the ETF invests. Because ETFs are investment companies, a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund’s expenses may be higher and performance may be lower.

Liquidity risk — The possibility that investments cannot be readily sold within seven calendar days at approximately the price at which a fund has valued them.

IBOR risk — The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference LIBOR or a similar rate. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

Active management and selection risk — The risk that the securities selected by a fund’s management will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies. The securities and sectors selected may vary from the securities and sectors included in the relevant index.

None of the entities noted in this document is an authorised deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia) and the obligations of these entities do not represent deposits or other liabilities of Macquarie Bank Limited ABN 46 008 583 542 (Macquarie Bank). Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these entities. In addition, if this document relates to an investment (a) each investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group company guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.

How has Delaware Total Return Fund performed?

The bar chart and table below provide some indication of the risks of investing in the Fund. The Fund adopted the performance of the First Investors Total Return Fund (Predecessor Fund) as the result of a reorganization of the Predecessor Fund into the Fund, which was consummated after the close of business on October 4, 2019 (Reorganization). The Fund had not yet commenced operations prior to the Reorganization. The bar chart shows changes in performance from

39

Fund summaries

year to year and shows how average annual total returns for the 1-, 5-, and 10-year or lifetime periods compare with those of a broad measure of market performance. The past performance shown (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The returns reflect any expense caps in effect during these periods. The returns would be lower without the expense caps.

The returns shown for periods ending on or prior to October 4, 2019 reflect the performance and expenses of the Predecessor Fund.  The Predecessor Fund was reorganized into the Fund after the close of business on October 4, 2019.  The returns shown for periods after October 4, 2019 reflect the performance and expenses of the Fund.

You may obtain the Fund’s most recently available month-end performance by calling 800 523-1918 or by visiting our website at delawarefunds.com/performance.

Calendar year-by-year total return (Class A)

Year	2012	2013	2014	2015	2016	2017	2018	2019	2020	2021
Year Total Return	12.91%	20.15%	5.60%	-1.96%	6.32%	11.65%	-7.80%	18.78%	2.33%	16.61%

During the periods illustrated in this bar chart, Class A’s highest quarterly return was 11.17% for the quarter ended June 30, 2020, and its lowest quarterly return was -20.06% for the quarter ended March 31, 2020.  The maximum Class A sales charge of 5.75%, which is normally deducted when you purchase shares, is not reflected in the highest/lowest quarterly returns or in the bar chart. If this fee were included, the returns would be less than those shown. The average annual total returns in the table below do include the sales charge.

Average annual total returns for periods ended December 31, 2021

	1 year	5 years	10 years or lifetime
Class A return before taxes	9.88%	6.58%	7.46%
Class A return after taxes on distributions	6.18%	3.80%	5.52%
Class A return after taxes on distributions and sale of Fund shares	8.15%	4.62%	5.58%
Institutional Class return before taxes (lifetime: 4/1/13–12/31/21)	16.90%	8.17%	7.33%
Class R6 return before taxes (lifetime: 4/1/13–12/31/21)	17.06%	8.27%	7.43%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	28.71%	18.47%	16.55%
60% S&P 500® Index / 40% Bloomberg Barclays US Aggregate Index (reflects no deduction for fees, expenses or taxes)	15.89%	12.81%	11.24%
Bloomberg US Aggregate Index (reflects no deduction for fees, expenses, or taxes)	-1.54%	3.57%	2.90%

After-tax performance is presented only for Class A shares of the Fund. The after-tax returns for other Fund classes may vary. Actual after-tax returns depend on the investor’s individual tax situation and may differ from the returns shown. After-tax returns are not relevant for shares held in tax-advantaged investment vehicles such as employer-sponsored 401(k) plans and individual retirement accounts (IRAs). The after-tax returns shown are calculated using the highest individual federal marginal income tax rates in effect during the periods presented and do not reflect the impact of state and local taxes.

Who manages the Fund?

Investment manager

Delaware Management Company, a series of Macquarie Investment Management Business Trust (a Delaware statutory trust)

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Sub-advisors

MIMAK serves as sub-advisor for the Fund. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation.

Portfolio managers	Title with MIMAK	Start date on the Fund
Stefan Löwenthal	Managing Director, Chief Investment Officer – Global Multi-Asset Team	June 2020
Jürgen Wurzer	Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager – Global Multi-Asset Team	June 2020

Macquarie Investment Management Europe Limited

Macquarie Investment Management Global Limited

Macquarie Funds Management Hong Kong Limited

Purchase and redemption of Fund shares

You may purchase or redeem shares of the Fund on any day that the New York Stock Exchange (NYSE) is open for business (Business Day). Shares may be purchased or redeemed: through your financial intermediary; through the Fund’s website at delawarefunds.com/account-access; by calling 800 523-1918; by regular mail (c/o Delaware Funds by Macquarie®, P.O. Box 9876, Providence, RI 02940-8076); by overnight courier service (c/o Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722); or by wire.

For Class A shares, the minimum initial investment is generally $1,000 and subsequent investments can be made for as little as $100. The minimum initial investment for IRAs, Uniform Gifts/Transfers to Minors Act accounts, direct deposit purchase plans, and automatic investment plans is $250 and through Coverdell Education Savings Accounts is $500, and subsequent investments in these accounts can be made for as little as $25. For Institutional Class and Class R6 shares (except those shares purchased through an automatic investment plan), there is no minimum initial purchase requirement, but certain eligibility requirements must be met. The eligibility requirements are described in this Prospectus under “Choosing a share class” and on the Fund’s website. We may reduce or waive the minimums or eligibility requirements in certain cases.

Tax information

The Fund’s distributions generally are taxable to you as ordinary income, capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, in which case your distributions may be taxed as ordinary income when withdrawn from the tax-advantaged account.

Payments to broker/dealers and other financial intermediaries

If you purchase shares of the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

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How we manage the Funds

Our principal investment strategies

Delaware Covered Call Strategy Fund

The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Fund writes (sells) call options on at least 80% of the Fund's total assets (80% policy). The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund normally writes (sells) covered call options listed on US exchanges on the equity securities held by the Fund to seek to lower the overall volatility of the Fund's portfolio, protect the Fund from market declines and generate income. Call options written (sold) by the Fund generally have an exercise price above the market price of the underlying security at the time the option is written (sold).

The Fund's equity investments consist primarily of common stocks of large-size US companies (companies over $10 billion in market capitalization), certain of which may pay dividends, and US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (ADRs)), traded on a US securities exchange. ADRs are receipts typically issued in connection with a US or foreign bank or trust company which evidence ownership of underlying securities issued by a non-US company. To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (ETFs) that track certain market indices, such as the S&P 500. The nature of the Fund is such that it may be expected to underperform equity markets during periods of sharply rising equity prices; conversely, the Fund seeks to reduce losses relative to equity markets during periods of declining equity prices.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the underlying security during the option period. Covered call options may be sold up to the number of shares of the equity securities held by the Fund. The premium paid to the writer is consideration for undertaking the obligations under the option contract. The writer of a covered call option forgoes all or a portion of the potential profit from an increase in the market price of the underlying security above the exercise price in exchange for the benefit of receiving the option premiums which potentially provide some protection against the loss of capital if the underlying security declines in price. The Fund receives premium income from the writing of options.

In making investment decisions, the Fund's sub-advisor reviews a variety of factors, including economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise economic and market cycles.

In selecting investments, the Fund's sub-advisor considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund's investment strategy; b) companies with new products or new management to replace underperforming management; c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. Covered call options written by the Fund are designed to create income, lower the overall volatility of the Fund's portfolio and mitigate the impact of market declines. The Fund's sub-advisor considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in the issuer's profitability such as through the loss of an exclusive patent or a strong competitor entering the market and/or a significant negative outlook from management; b) a large appreciation in the stock price leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; or d) an actual or expected decline in demand for the issuer's products or services. The sub-advisor writes call options based upon the sub-advisor's outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. Generally, higher implied volatility will lead to longer expirations, locking in the potentially higher call premiums, whereas lower implied volatility will tend to lead to shorter dated options. The writing of covered call options may result in frequent trading and a high portfolio turnover rate. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Equity Income Fund

The Fund invests, under normal circumstances, primarily in companies that the Fund believes are attractive in the market based on their view of long term potential.

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy). For purposes of this 80% policy, equities may include common stock, preferred stock, equity-based exchange-traded funds (ETFs) and instruments that are convertible into common stock, or other instruments that represent an equity position in an issuer. The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible

42

bonds and greater income potential than nonconvertible preferred stocks. The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund's sub-advisor and manages the Fund's assets. In addition, Macquarie Fund Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company's stock.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Global Equity Fund

The Fund invests in a portfolio of common stocks of companies that are located throughout the world. The Fund may rely on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the location of an issuer. Additionally, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the consumer staples sector. The Fund is a nondiversified fund.

The investment process is bottom-up, research-driven. The aim is to produce attractive risk-adjusted long-term returns by investing in understandable, quality businesses with mispriced earnings power. Understandable and quality businesses are reasonably straightforward and void of excessive complexity, excessive debt and relative margin instability. Mispricings occur when shorter term market fluctuations lead to a discount between a stock's price and its fair value. Fair value is derived from such factors as the long term sales and future earnings potential of a business. Stock selection rests on an assessment of each company and its risk-return profile. Research is centered on understanding the nature and sustainability of how the company creates value, including the associated risks. Businesses identified as attractive are likely to display one or more of these favorable characteristics: solid earnings power and free cash flow generation, sustainable business models and competitive advantages, ability to reinvest at rates above the cost of capital, flexibility to restructure inefficiencies, potential to benefit from consolidation within their industries, and ability to gain market share from competitors. An estimate for long-term earnings power is derived in order to calculate the fair value of a company. To compensate for unpredictable risks, the team aims to invest in companies that can be bought within an adequate safety margin to the estimated fair value. The portfolio managers strive to purchase stocks at a discount to what they deem to be fair value. The discount effectively provides a cushion to absorb potential stock price depreciation due to such factors as unexpected negative shifts in currency values and/or economic instability.

Screening is a method used for idea generation. A typical screen may exclude stocks under a certain market cap and then further applying numerous valuation, quality and growth metrics hurdles that would effectively reduce the universe further. Survivors would become candidates for fundamental research whereas in-depth analysis occurs to ultimately determine the attractiveness of a stock for potential portfolio admission.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of securities that are not described in this Prospectus.

Delaware Growth and Income Fund

The Fund primarily invests in common stocks that offer the potential for capital growth, current income or both. The Fund primarily invests in common stocks of large-size companies. The Fund may also invest in mid- and small-size companies.

The Fund seeks to generate income by investing primarily in dividend paying companies. The Fund may also own convertible securities. Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks. The Fund may also invest in real estate investment trusts (REITs) and income-generating equity securities. REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests.

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How we manage the Funds

Macquarie Investment Management Global Limited (MIMGL), an affiliate of the Fund's investment manager, Delaware Management Company (Manager), serves as the Fund's sub-advisor and manages the Fund's assets. In addition, Macquarie Fund Management Hong Kong Limited, an affiliate of the Manager, may execute security trades for the Fund.

Using a systematic bottom-up approach, the Fund seeks to select securities that have above-average yields coupled with a demonstrated business quality, as seen through superior profitability, balance sheet strength, earnings stability and corporate sustainability. Stocks also need to have reasonable company valuations relative to their current growth prospects, and their peer group. All of these factors give insight into the outlook for a company, and identify companies poised for sustainable growth. Sustainable growth, if it occurs, may result in price appreciation for the company's stock. Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in equities (80% policy).The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Hedged U.S. Equity Opportunities Fund

The Fund will seek to achieve its investment objective by investing in a broadly diversified portfolio of common stocks of any market capitalization while also investing in derivatives to help manage investment risk. Under normal circumstances, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of US issuers and investments that provide exposure to such securities, including exchange-traded funds (80% policy). The 80% policy is non-fundamental and may be changed without shareholder approval, but the Fund will provide shareholders with at least 60 days' notice before changing this 80% policy. The Fund defines US issuers to include: (1) issuers that are incorporated or headquartered in the US; (2) issuers whose securities are principally traded in the US; (3) issuers with a majority of their business operations or assets in the US; and (4) issuers who derive a majority of their revenues or profits from the US. To a lesser extent, the Fund also may invest in the equity securities of foreign issuers. The portfolio management team also seeks to manage the Fund's market risk and the risk of loss from significant events by investing in derivatives.

Wellington Management Company LLP (Wellington Management), the Fund's sub-advisor, allocates the Fund's equity investments across a range of equity market investment styles managed by Wellington Management that are focused on total return or growth of capital (underlying styles) to create a portfolio with broad market exposure.

Wellington Management allocates the Fund's assets among the underlying styles to create a portfolio that represents a wide range of investment philosophies, companies, industries and market capitalizations. The underlying styles make investments based on their specific investment philosophies, for example, value, growth, high quality, or low volatility. The portfolio management team seeks to combine complementary underlying styles, monitoring the Fund's risk profile and strategically rebalancing the portfolio. In selecting different underlying styles, Wellington Management considers, among other things, the relative level of an underlying style's “active share” (i.e., the extent to which the underlying style's holdings diverge from the underlying style's benchmark index), and the “active share” of the Fund (i.e., the extent to which the Fund's holdings diverge from the Fund's benchmark index).

For each underlying style, Wellington Management has a distinct investment philosophy and analytical process to identify specific securities for purchase or sale based on internal proprietary research. The underlying styles generally invest in equity securities, but may also use derivatives for investment purposes. The underlying styles do not use derivatives solely for the purpose of creating leverage. Wellington Management's investment personnel for each underlying style have complete responsibility and discretion for selecting the Fund's investments within their specific underlying styles. In selecting prospective investments for each underlying style, Wellington Management may employ qualitative and quantitative portfolio management techniques, and analyze factors, including business environment, management quality, balance sheet, income statement, anticipated earnings, expected growth rates, revenues, dividends and other issuer metrics.

In addition to allocating the Fund's assets to the underlying styles, Wellington Management seeks to manage the Fund's aggregate investment risks, specifically, the risk of loss associated with markets generally as well as the risk of loss from significant events, by investing in derivatives. This strategy principally involves the purchase and sale of put and call options on indices and the purchase and sale of index futures contracts. To reduce the Fund's risk of loss due to a sharp decline in the value of the general equity market, the Fund may purchase put options on equity indices with respect to a substantial portion of the value of its common stock holdings. In order to help mitigate the cost of these investments or for other reasons, the Fund may sell call options and put options.

The purchaser of a put option, in exchange for paying a premium to the seller, has the right to sell the option's underlying asset in the event the value of the underlying asset falls below the exercise price of the put option. Any put options sold by the Fund typically would have a lower exercise price than put options purchased by the Fund. The purchaser of a call option, in exchange for paying a premium to the seller, has the right to buy the option's underlying asset in the event the value of the underlying asset rises above the exercise price of the call option.

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The use of derivatives is intended to hedge overall risks to the Fund, but not the risks associated with single or groups of investments or single or groups of underlying styles. As a result, Wellington Management's derivatives strategy may protect the Fund from losses associated with a general market decline, but would not protect the Fund from losses resulting from a single investment or group of investments held by the Fund. By combining the underlying styles and Wellington Management's derivatives strategy, the Fund seeks to generate attractive total returns with downside equity market protection.

The Fund may engage in active and frequent trading which may result in high portfolio turnover.

The Fund may invest in cash and cash equivalents.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Opportunity Fund

The Fund invests primarily in mid-size companies that the Manager believes offer attractive valuation and quality characteristics. Companies with attractive valuations are those that have a lower valuation than the company's historical average valuation and a lower valuation than the company's competitors. Companies with quality characteristics will make shareholder friendly use of its cash flow, which would include, but is not limited to: dividend payments or increases, share repurchases, and repayment of debt. The Fund also may invest in exchange-traded funds (ETFs) to gain exposure to such securities and up to 20% of its net assets in real estate investment trusts (REITs). The Fund may continue to hold stocks of mid-size companies that grow into large companies and may also invest opportunistically in stocks of larger companies.

The Fund uses a “bottom-up” approach to selecting investments. The Fund uses fundamental research to search for companies that the Manager believes have one or more of the following: a strong balance sheet; experienced management; and stocks that are attractively priced. The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.

The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive. The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.

The Manager may permit its affiliates, Macquarie Investment Management Global Limited (MIMGL) and Macquarie Fund Management Hong Kong Limited, to execute Fund security trades on behalf of the Manager. The Manager may also seek quantitative support from MIMGL.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Premium Income Fund

The Fund invests in a portfolio of equity securities and writes (sells) call options on those securities. Under normal circumstances, the Fund will write (sell) call options on a majority of its total assets. Typically, all of the call options written (sold) by the Fund are expected to be “in the money” at the time they are written (sold). The Fund's call option writing strategy is designed to generate income and lower the overall risk profile of the Fund's portfolio.

A call option gives the purchaser of the option the right to buy, and the writer, in this case, the Fund, the obligation to sell, the underlying security at the exercise price at any time prior to the expiration of the option, regardless of the market price of the underlying security during the option period. An “in the money” call option means that its exercise price is below the current market price of the underlying security. The Fund receives premiums for writing covered call options as consideration for undertaking the obligations under the option contracts.

The Fund will normally write (sell) covered call options listed on US exchanges on the equity securities held by the Fund. The Fund's equity investments will consist primarily of common stocks of large-size US companies (companies over $10 billion in market capitalization), certain of which may pay dividends, and US dollar-denominated equity securities of foreign issuers (i.e., American Depositary Receipts (ADRs)), traded on US securities exchanges. ADRs are receipts typically issued in connection with a US or foreign bank or trust company which evidence ownership of underlying securities issued by a non-US company. To a lesser extent, the Fund may also invest in and write (sell) covered call options on securities of mid- and small-capitalization issuers and exchange-traded funds (ETFs) that track certain market indices, such as the S&P 500. Small capitalization are defined as companies that have a market cap no greater than $5 billion and mid-capitalization companies have a market cap between $5 to $10 billion. The Fund's covered call writing strategy is intended to generate income rather than keep pace with the equity markets. As a result, the Fund may underperform equity markets. Covered call options may be sold up to the number of shares of the equity securities held by the Fund.

In making investment decisions, the Fund's sub-advisor reviews a variety of factors, including economic data, Federal Reserve policy, fiscal policy, inflation and interest rates, commodity pricing, sector, industry and security issues, regulatory factors and street research to appraise economic and market cycles.

In selecting investments, the Fund's sub-advisor considers the following, among other criteria: a) companies in an industry with a large market share or significant revenues that fit the Fund's investment strategy; b) companies with new products or new management to replace underperforming management;

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How we manage the Funds

c) recent or anticipated fundamental improvements in industry environment; and d) companies that are out of favor. The Fund's sub-advisor considers several factors when writing (selling) call options, including the overall equity market outlook, sector and/or industry attractiveness, individual security considerations, and relative and/or historical levels of option premiums.

The Fund may sell a security based on the following, among other criteria: a) an actual or anticipated significant decline in the issuer's profitability such as through the loss of an exclusive patent or a strong competitor entering the market and/or a significant negative outlook from management; b) a large appreciation in the stock price that leads to overvaluation relative to itself and its peers historically; c) significant management turnover at the senior level; d) an actual or expected decline in demand for the issuer's products or services; or e) unattractive call premiums. The sub-advisor writes call options based upon the sub-advisor's outlook on the economy and stock market and analysis of individual stocks, which can impact the exercise price and expiration of a call option. The writing of covered call options may result in frequent trading and a high portfolio turnover rate.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Growth Equity Fund

The Fund invests in a portfolio of approximately 35-45 common stocks that the Fund's sub-advisor believes offers the best potential for earnings growth with the lowest risk of negative earnings surprises. The Fund is managed by an investment team.

When selecting investments for the Fund, the sub-advisor employs quantitative and qualitative analysis to identify high quality companies that it believes have the ability to accelerate earnings growth and exceed investor expectations. The security selection process consists of three steps. Beginning with a universe of stocks that includes large-, mid- and small-size companies, the sub-advisor's investment team first conducts a series of risk control and valuation screens primarily based on valuation, financial and earnings quality factors.

Stocks that pass the initial screens are then evaluated using a proprietary methodology that attempts to identify stocks with the highest probability of producing an earnings growth rate that exceeds investor expectations. In other words, the investment team seeks to identify stocks that are well positioned to benefit from a positive earnings surprise. The process incorporates the following considerations: changes in earnings expectations and financial and earnings quality analysis.

The screening steps produce a list of approximately 80-100 eligible companies that are subjected to traditional fundamental analysis to further understand each company's business prospects, earnings potential, strength of management and competitive positioning. The investment team uses the results of this analysis to construct a portfolio of approximately 40-45 stocks that are believed to have the best growth and risk characteristics.

Holdings in the portfolio become candidates for sale if the investment team identifies what they believe to be negative investment or performance characteristics. Reasons to sell a stock may include: a negative earnings forecast or report, valuation concerns, deterioration of financial and earnings quality or announcement of a buyout. When a stock is eliminated from the portfolio, it is generally replaced with the stock that the investment team considers to be the next best stock that has been identified by the sub-advisor's screening process. Additionally, from time to time, in pursuing its investment strategies, the Fund may hold significant investments (25% or more of its assets) in a specific market sector, including the information technology sector.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

Delaware Total Return Fund

For the purposes of this section, a reference to the Manager may also include MIMAK with respect to its role as sub-advisor of the Fund.

The Fund allocates its assets among stocks (US and foreign companies), bonds and money market instruments. The Fund does not use a fixed formula for allocating investments between stocks and bonds. While the percentage of assets allocated to each asset class is flexible rather than fixed, the Fund normally invests at least 50% of its net assets in stocks, stock equivalents, and convertible securities with the remainder in bonds, cash and money market instruments. The percentages may change due to, among other things, market fluctuations or reallocation decisions by the Fund's portfolio managers.

The percentage allocations within the above ranges may change due to, among other things, market fluctuations or reallocation decisions by the Sub-advisor. Reallocations outside of the above ranges are expected to occur infrequently.

In allocating assets, Macquarie Investment Management Austria Kapitalanlage (MIMAK), the Fund's sub-advisor, will apply a dedicated yield focus for existing asset classes, use systematic strategies to expand the investment universe and implement a systematic yield-enhancing security selection process.

In addition, the Manager may seek investment advice and recommendations from its affiliates: Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited (“Affiliated Sub-Advisors”). The Manager may also permit these Affiliated Sub-Advisors to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to

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utilize an Affiliated Sub-Advisor's specialized market knowledge; MIMGL is also responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time, as well as providing quantitative support.

The Manager may permit its affiliate Macquarie Funds Management Hong Kong Limited to execute Fund security trades on behalf of the Manager.

MIMAK expresses its asset allocation convictions across 25 directional, relative asset class decisions (pairwise views). The pairwise approach allows MIMAK to uniquely focus on the direction, rather than the degree, of returns. The result of this approach is to deliver an optimal asset allocation construct in the current and projected economic environment. Proprietary tools deliver additional insights that provide unique inputs into fundamental decision making.

MIMAK 's dynamic asset-allocation framework will be used to determine the proportion of the Fund's assets that will be allocated to the various asset classes, based on the market assessment and portfolio risk contribution for such asset classes. The framework is intended to reduce riskier assets in times of market volatility and provide additional downside protection.

The Fund may also invest in high yield, below investment grade corporate bonds (commonly known as high yield or “junk bonds”). High yield bonds include both bonds that are rated below Baa3 by Moody's Investors Service, Inc. or below BBB- by S&P as well as unrated bonds that are determined by the Manager to be of equivalent quality. The Fund may invest in credit-linked securities, provided that no more than 10% of the Fund's net assets are invested in credit-linked securities.

The Fund may also invest in real estate related companies and real estate investment trusts (REITs).

In connection with its dynamic asset-allocation framework, MIMAK will also manage a tactical/completion sleeve and such sleeve will typically vary from 0% to 20% of the Fund's total assets and primarily hold derivatives and ETFs.

The Fund may use a wide range of derivative instruments, typically including forward foreign currency contracts, options, futures contracts, options on futures contracts, and credit default swaps. The Fund will use derivatives for both hedging and non-hedging purposes; as a substitute for purchasing or selling securities; and to manage the Fund's portfolio characteristics. For example, the Fund may invest in: futures and options to manage duration and for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, or to stay fully invested; forward foreign currency contracts to manage foreign currency exposure; and credit default swaps to hedge against a credit event, to gain exposure to certain securities or markets, or to enhance total return.

The Statement of Additional Information also describes non-principal investment strategies that the Fund may use, including investing in other types of investments that are not described in this Prospectus.

The securities in which the Funds typically invest

Please see the Funds' SAI for additional information about certain of the securities described below as well as other securities in which the Funds may invest.

Asset-backed securities (ABS)

ABS are bonds or notes backed by accounts receivable, including home equity, automobile, or credit loans.

How the Funds use them: Delaware Total Return Fund may invest in ABS.

Common or ordinary stocks

Common or ordinary stocks are securities that represent shares of ownership in a corporation. Stockholders may participate in a corporation's profits through its distributions of dividends to stockholders, proportionate to the number of shares they own.

How the Funds use them: The portfolio managers will generally invest the Funds' assets in common or ordinary stocks, some of which may be dividend-paying stocks.

Convertible securities

Convertible securities are usually preferred stocks or corporate bonds that can be exchanged for a set number of shares of common stock at a predetermined price. These securities offer higher appreciation potential than nonconvertible bonds and greater income potential than nonconvertible preferred stocks.

How the Funds use them: Delaware Equity Income Fund, Delaware Growth and Income Fund, and Delaware Total Return Fund may invest in convertible securities and select them on the basis of the common stocks into which they can be converted, not on the basis of the debt ratings of the convertible securities.

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How we manage the Funds

Corporate bonds

Corporate bonds are bonds, notes, or debentures issued by corporations and other business organizations, including REITs, and other business trusts. A REIT is a company that owns or finances income-producing real estate.

How the Funds use them: Delaware Growth and Income Fund and Delaware Total Return Fund may invest in bonds rated in one of the four highest rating categories by an NRSRO (for example, rated BBB- or higher by S&P or Baa3 or higher by Moody's), and certain of the Funds may invest in high yield corporate bonds as described below.

Credit linked notes

A credit linked note (CLN) is structured as a security with an embedded credit default swap allowing the issuer to transfer a specific credit risk to credit investors. The issuer is not obligated to repay the debt if a specified event occurs. It is issued by a special purpose company or trust, designed to offer investors par value at maturity unless the referenced entity defaults. In the case of default, the investors receive a recovery rate. The trust will also have entered into a default swap with a dealer. In case of default, the trust will pay the dealer par minus the recovery rate, in exchange for an annual fee which is passed on to the investors in the form of a higher yield on their note. The CLNs themselves are typically backed by very highly-rated collateral, such as US Treasury securities.

How the Funds use them: Delaware Total Return Fund may invest no more than 10% of the Fund's net assets in credit-linked securities.

Foreign securities

Foreign securities are securities of issuers which are classified by index providers, or by the investment manager applying internally consistent guidelines, as being assigned to countries outside the United States. Investments in foreign securities include investments in American depositary receipts (ADRs), European depositary receipts (EDRs), and global depositary receipts (GDRs). ADRs are receipts issued by a depositary (usually a US bank) and EDRs and GDRs are receipts issued by a depositary outside of the US (usually a non-US bank or trust company or a foreign branch of a US bank). Depositary receipts represent an ownership interest in an underlying security that is held by the depositary. Generally, the underlying security represented by an ADR is issued by a foreign issuer and the underlying security represented by an EDR or GDR may be issued by a foreign or US issuer. Sponsored depositary receipts are issued jointly by the issuer of the underlying security and the depositary, and unsponsored depositary receipts are issued by the depositary without the participation of the issuer of the underlying security. Generally, the holder of the depositary receipt is entitled to all payments of interest, dividends, or capital gains that are made on the underlying security.

How the Funds use them: Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest in securities of foreign companies traded in the United States. Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may invest in foreign securities traded in foreign markets and emerging markets. Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may invest in sponsored and unsponsored ADRs. The ADRs in which the Funds may invest will be those that are actively traded in the United States.

Forward foreign currency contracts

A fund may invest in securities of foreign issuers and may hold foreign currency. In addition, a fund may enter into contracts to purchase or sell foreign currencies at a future date (a “forward foreign currency” contract or “forward” contract). A forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract, agreed upon by the parties, at a price set at the time of the contract.

How the Funds use them: Delaware Total Return Fund is permitted to, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. However, although the Manager values the Fund's assets daily in terms of US dollars, it does not intend to convert the Fund's holdings of foreign currencies into US dollars on a daily basis. Delaware Total Return Fund may also enter into forward contracts to “lock in” the price of a security it has agreed to purchase or sell, in terms of US dollars or other currencies in which the transaction will be consummated.

Futures and options

Futures contracts are agreements for the purchase or sale of a security or a group of securities at a specified price, on a specified date. Unlike purchasing an option, a futures contract must be executed unless it is sold before the settlement date.

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed-upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option.

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How the Funds use them: Delaware Hedged U.S. Equity Opportunities Fund and Delaware Total Return Fund may use futures or options. If a Fund has stocks that have unrealized gains because of past appreciation, the portfolio managers may want to protect those gains when it anticipates adverse conditions. The portfolio managers might use options or futures to seek to neutralize the effect of any price declines, without selling the security. For example, a Fund might sell stock futures or stock index futures to sell the stock at a specific price on a specific date in the future. If prices then fell, the decline would be offset by the gain on the futures contract. On the other hand, if prices rose, the gains would be offset by the loss on the futures contract. Effectively, this strategy seeks to reduce the overall exposure and risk of a Fund without the need to actually sell underlying securities in the portfolio.

The portfolio managers might also use options or futures to gain exposure to a particular market segment without purchasing individual securities in that segment. The portfolio managers might use this approach if a Fund had excess cash that the portfolio managers wanted to invest quickly. The Funds might use covered call options if the portfolio managers believe that doing so would help a Fund to meet its investment objective. Delaware Total Return Fund might also use call options if the Manager believes that doing so would help Delaware Total Return Fund meet its investment objectives. To the extent that a Fund sells or “writes” put and call options, or enters into futures contracts, the Fund will designate assets sufficient to “cover” these obligations and mark them to market daily. Use of these strategies can increase the operating costs of a Fund and can lead to loss of principal.

Certain options and futures may be considered illiquid. It is anticipated that the Funds' investments in futures and options may generate qualifying income under Subchapter M of the Internal Revenue Code. The Manager intends to manage the Fund so that it will qualify as a registered management company under the Internal Revenue Code.

High yield corporate bonds (junk bonds)

High yield corporate bonds are debt obligations issued by a corporation and rated below investment grade (lower than BBB- by Standard & Poor's Financial Services LLC (S&P) and lower than Baa3 by Moody's Investors Service, Inc. (Moody's), or similarly rated by another NRSRO). High yield bonds, also known as “junk bonds,” are issued by corporations that have lower credit quality and may have difficulty repaying principal and interest.

How the Funds use them: Delaware Total Return Fund may invest in high yield corporate bonds. The Manager carefully evaluates an individual company's financial situation, its management, the prospects for its industry, and the technical factors related to its bond offering. The Manager's goal is to identify those companies that it believes will be able to repay their debt obligations in spite of poor ratings.

Illiquid investments

Illiquid investments are any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

How the Funds use them: The Funds may invest up to 15% of its net assets in illiquid investments.

Investment company securities

Any investments in investment company securities, including exchange-traded funds (ETFs), will be limited by the Investment Company Act of 1940, as amended (the “1940 Act”), except as noted below, and would involve a payment of the pro rata portion of their expenses, including advisory fees, of such other investment companies. Under the current 1940 Act limitations, without an exemption a fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of a fund's total assets in the shares of any one investment company; or (iii) invest more than 10% of a fund's total assets in shares of other investment companies. These percentage limitations also apply to a fund's investment in an unregistered investment company.

How the Funds use them: Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may invest in investment company securities, which include securities of exchange-traded funds.

Delaware Total Return Fund may invest in investment companies to the extent that it helps achieve the investment objective(s).

The SEC has granted exemptive orders to various iShare Trust, The Vanguard Group, Inc., and SPDR Series Trust ETF programs and their respective investment advisers that permit Delaware Total Return Fund to invest in these ETFs beyond the limitations described above, subject to certain conditions.

Mortgage-backed securities (MBS)

MBS are fixed income securities that represent pools of mortgages, with investors receiving principal and interest payments as the underlying mortgage loans are paid back. Many are issued and guaranteed against default by the US government or its agencies or instrumentalities, such as Freddie Mac, Fannie Mae, and Ginnie Mae. Others are issued by private financial institutions, with some fully collateralized by certificates issued or guaranteed by the US government or its agencies or instrumentalities.

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How we manage the Funds

How the Funds use them: Delaware Total Return Fund may invest in MBS issued or guaranteed by the US government, its agencies or instrumentalities, or by government-sponsored corporations.

Options

Options represent a right to buy or sell a swap agreement, a futures contract, or a security or a group of securities at an agreed upon price at a future date. The purchaser of an option may or may not choose to go through with the transaction. The seller of an option, however, must go through with the transaction if the purchaser exercises the option. Certain options may be considered illiquid.

How the Funds use them: Delaware Covered Call Strategy Fund and Delaware Premium Income Fund may write call options, but will not engage in option writing strategies for speculative purposes. Delaware Premium Income Fund may write covered call options listed on US exchanges on equity securities in order to generate income.

Preferred stock

Preferred stock is a class of stock that pays dividends before common stock dividend payments are made and may be convertible to common stock.

How the Funds use them: Delaware Equity Income Fund and Delaware Growth and Income Fund may invest in preferred stocks. The Manager will attempt to reduce this risk by investing in a broad range of equity securities.

Real estate investment trusts (REITs)

REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate-related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Funds use them: Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund may invest in REITs.

Restricted securities

Restricted securities are privately placed securities whose resale is restricted under US securities laws.

How the Funds use them: Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest in privately placed securities, including those that are eligible for resale only among certain institutional buyers without registration, which are commonly known as “Rule 144A Securities.” Restricted securities that are determined to be illiquid may not exceed a Fund's limit on investments in illiquid investments.

Short-term debt or money market instruments

These instruments include: (1) time deposits, certificates of deposit, and banker's acceptances issued by US banks; (2) time deposits and certificates of deposit issued by foreign banks; (3) commercial paper with the highest quality rating; (4) short-term debt obligations with the highest quality rating; (5) US government securities; and (6) repurchase agreements collateralized by those instruments.

How the Funds use them: Delaware Total Return Fund may invest in these instruments either as a means to achieve its investment objective or, more commonly, as temporary defensive instruments or as a pending investment in the Fund's principal investment securities. When investing all or a significant portion of a Fund's assets in these instruments, the Fund may not be able to achieve its investment objective.

Swaps

In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making fixed or floating rate interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

Index swaps may be considered illiquid.

How the Funds use them: If Delaware Total Return Fund has any financial obligation under a swap agreement, it will designate cash and liquid assets sufficient to cover the obligation and will value the designated assets daily as long as the obligation is outstanding. Use of these strategies can increase the operating costs of the Fund and can lead to loss of principal.

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US government securities

US government securities are direct US obligations that include bills, notes, and bonds, as well as other debt securities, issued by the US Treasury, and securities of US government agencies or instrumentalities. US Treasury securities are backed by the “full faith and credit” of the United States. Securities issued or guaranteed by federal agencies and US government-sponsored instrumentalities may or may not be backed by the “full faith and credit” of the US. In the case of securities not backed by the “full faith and credit” of the US, investors in such securities look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment.

How the Funds use them: Delaware Total Return Fund may invest in direct US government securities. Delaware Total Return Fund may invest in US government-sponsored enterprise securities.

Other investment strategies

Borrowing from banks

Each Fund may borrow money from banks as a temporary measure for extraordinary or emergency purposes or to facilitate redemptions. A Fund will be required to pay interest to the lending banks on the amount borrowed. As a result, borrowing money could result in a Fund being unable to meet its investment objective. Each Fund will not borrow money in excess of one-third of the value of its total assets.

Purchasing securities on a when-issued or delayed-delivery basis

Each Fund may buy or sell securities on a when-issued or delayed-delivery basis (i.e., paying for securities before delivery or taking delivery at a later date). Each Fund will designate cash or securities in amounts sufficient to cover its obligations, and will value the designated assets daily.

Temporary defensive positions

In response to unfavorable market conditions, a Fund may make temporary investments in cash or cash equivalents or other high-quality, short-term instruments. These investments may not be consistent with a Fund's investment objective. To the extent that a Fund holds such instruments, it may be unable to achieve its investment objective.

The risks of investing in the Funds

Investing in any mutual fund involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of the money you invest. Before you invest in the Funds, you should carefully evaluate the risks. Because of the nature of the Funds, you should consider your investment to be a long-term investment that typically provides the best results when held for a number of years. The information below describes the principal risks you assume when investing in the Funds. Please see the SAI for a further discussion of these risks and other risks not discussed here.

Delaware Covered Call Strategy Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The portfolio managers maintain a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

Portfolio turnover risk

High portfolio turnover rates may increase a fund's transaction costs which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code.

How the Fund strives to manage it: The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

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How we manage the Funds

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: The Fund's total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in exchange traded funds, in the aggregate.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund primarily invests in large capitalization companies, but may invest a small portion of the Fund's total assets in small- and medium-sized companies. The portfolio managers believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the portfolio managers seek a well-diversified portfolio, selects stocks carefully, monitors them frequently, and invest primarily in large capitalization companies.

Industry and sector risk

Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as consumer staples, financials or information technology) will decline because of changing expectations for the performance of that industry or sector.

How the Fund strives to manage them: The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund. However, the Fund may concentrate its investments in a sector. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that sector, and may fluctuate more widely than a fund that invests in a broader range of industries or sectors. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting such sector.

Call options risk

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used.

By writing covered call options, the Fund will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will bear the risk of declines in the value of the asset.

The income received from writing call options may not be sufficient to offset one or more of the foregoing possibilities.

The prices of options can be highly volatile and exchanges may suspend options trading, during which time the Fund may be unable to write or unwind options. The Fund's ability to write covered call options will be limited by the number of shares of equity securities it holds.

How the Fund strives to manage it: The portfolio managers will strive to manage this risk through careful selection of individual securities and call options.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

52

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by only executing trades on exchange listed options. These are regulated and cleared through the Options Clearing Corporation which significantly reduces counterparty risk. The Fund will hold collateral from counterparties consistent with applicable regulations.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: All securities held by the Fund are traded on US exchanges. However, some companies may be headquartered outside of the United States and the Fund may purchase US dollar-denominated equity securities of such companies (i.e., American Depositary Receipts (ADRs)) traded on US exchanges, in order to obtain more favorable tax treatment or be closer to production or end markets, among other reasons. The portfolio managers attempt to reduce the risks presented by such investments by conducting worldwide fundamental research. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities.

Issuer concentration risk

Issuer concentration risk is the risk that results when a fund holds a limited number of securities depending on an assessment of the investment opportunities available. This allows the portfolio manager to focus on the potential of those particular issuers, but it also means that a fund may be more volatile than funds that hold a greater number of securities.

How the Fund strives to manage it: The portfolio managers follow a rigorous selection process when choosing securities and continually monitor the securities while the securities remain in the portfolio.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions

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How we manage the Funds

and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Equity Income Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund primarily invests in large capitalization companies, but may invest a small portion of the Fund's total assets in small- and medium-sized companies. The portfolio managers believe medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the portfolio managers seek a well-diversified portfolio, select stocks carefully, monitor them frequently, and invest primarily in large capitalization companies.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the 1940 Act.

54

How the Fund strives to manage it: The Manager may invest a substantial portion of the Fund's assets in REITs, which generally offer high income potential. The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: The Fund's total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Global Equity Fund

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How we manage the Funds

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities.

Nondiversification risk

Nondiversified investment companies have the flexibility to invest as much as 50% of their assets in as few as two issuers, with no single issuer accounting for more than 25% of the fund. The remaining 50% of the fund must be diversified so that no more than 5% of a fund's assets are invested in the securities of a single issuer. Because a nondiversified fund may invest its assets in fewer issuers, the value of fund shares may increase or decrease more rapidly than if the fund were fully diversified.

How the Fund strives to manage it: The Fund typically holds securities from a variety of different issuers, representing different sectors of the real estate industry. The Manager performs extensive analysis on all securities. The Manager is particularly diligent in reviewing securities that represent a larger percentage of portfolio assets.

Concentration risk

The risk that a concentration in a particular industry will cause a fund to be more exposed to developments affecting that single industry or industry group than a more broadly diversified fund would be. A fund could experience greater volatility or may perform poorly during a downturn in the industry or industry group because it is more susceptible to the economic, regulatory, political, legal and other risks associated with those industries than a fund that invests more broadly.

How the Fund strives to manage it: The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund. However, the Fund may concentrate its investments in a sector. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that sector, and may fluctuate more widely than a fund that invests in a broader range of industries or sectors. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting such sector.

Industry and sector risk

Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as consumer staples, financials or information technology) will decline because of changing expectations for the performance of that industry or sector.

How the Fund strives to manage them: The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund. However, the Fund may concentrate its investments in a sector. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that sector, and may fluctuate more widely than a fund that invests in a broader range of industries or sectors. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting such sector.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

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IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Growth and Income Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: The Manager may invest a substantial portion of the Fund's assets in REITs, which generally offer high income potential. The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

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How we manage the Funds

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The Manager believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the Manager seeks a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Hedged U.S. Equity Opportunities Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

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How the Fund strives to manage it: The portfolio managers maintain a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

Hedging risk

Hedging seeks to limit downside risks, but it also will limit the Fund's return potential. This will especially be true during periods of rapid or large market gains. Hedging activities involve fees and expenses, which can further reduce the Fund's returns. If the Fund uses a hedging instrument at the wrong time or judges the market conditions incorrectly, or the hedged instrument does not correlate to the risk sought to be hedged, the hedge might be unsuccessful, reduce the Fund's return, or create a loss. Gains or losses from positions in hedging instruments may be much greater than the instrument's original cost. The counterparty may be unable to honor its financial obligation to the Fund. In addition, the Fund may be unable to close the transaction at the time it would like or at the price it believes the asset is currently worth.

How the Fund strives to manage it: The hedging strategy utilizes equity index futures and equity index options to hedge the Fund's common stock holdings. In order to offset the cost of long exposure to put options, the Fund may sell further out-of-the-money put options or call options. Importantly, the strategy is always net long protection and attempts to mitigate counterparty risk by generally utilizing exchange-traded options guaranteed for settlement by the Options Clearing Corporation, a market clearinghouse.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before they enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

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How we manage the Funds

Asset allocation risk

The Fund's performance depends on, among other things, the portfolio managers' success in monitoring and allocating the Fund's assets among the various underlying styles. These underlying styles may not always be complementary, especially if the markets do not behave as expected. The portfolio managers may make investment decisions independently of one another, and may make conflicting investment decisions. This may result in the Fund investing a significant percentage of its assets in certain types of securities, or in securities representing a specific investment philosophy, which could be beneficial or detrimental to the Fund's performance depending on the performance of those securities and the overall market environment.

How the Fund strives to manage it: The portfolio managers use multiple risk models to inform allocation decisions in the pursuit of diversifying Fund exposure across investment styles and reducing the risk of concentrated exposure to an individual style of investing. Additionally, stocks within the Fund are carefully selected and continually monitored.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The managers believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the managers seek a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: The Fund's total investments in investment companies including exchange-traded funds will not exceed 5% of net assets in any one investment company and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Foreign risk

Foreign risk is the risk that foreign securities may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The portfolio managers attempt to reduce the risks presented by such investments by conducting worldwide fundamental research. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities.

Portfolio turnover risk

High portfolio turnover rates may increase a fund's transaction costs which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code.

How the Fund strives to manage it: The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

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IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Opportunity Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The Manager believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the Manager seeks a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

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How we manage the Funds

How the Fund strives to manage it: The Fund's total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in investment companies, including exchange traded funds, in the aggregate.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: The Manager may invest a substantial portion of the Fund's assets in REITs, which generally offer high income potential. The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

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Delaware Premium Income Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The portfolio managers maintain a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

Call options risk

Writing call options involves risks, such as potential losses if equity markets or an individual equity security do not move as expected and the potential for greater losses than if these techniques had not been used. By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which the option was written and will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will continue to bear the risk of declines in the value of the asset and may be obligated to deliver assets underlying an option at less than the market price.

The income received from writing call options may not be sufficient to offset one or more of the foregoing possibilities.

By writing covered call options, the Fund will lose money if the exercise price of an option is below the market price of the asset on which the option was written and will give up the opportunity to benefit from potential increases in the value of a Fund asset above the exercise price, but will continue to bear the risk of declines in the value of the asset and may be obligated to deliver assets underlying an option at less than the market price.

The income received from writing call options may not be sufficient to offset one or more of the foregoing possibilities.

How the Fund strives to manage it: The portfolio managers will strive to manage this risk through careful selection of individual securities and call options.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what the portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the Fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that a fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

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How we manage the Funds

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The portfolio managers seek to minimize this risk by considering the creditworthiness of all counterparties before they enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The managers believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the managers seek a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets and frontier countries) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The portfolio managers attempt to reduce the risks presented by such investments by conducting worldwide fundamental research. In addition, the portfolio managers monitor current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities.

Industry and sector risk

Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as consumer staples, financials or information technology) will decline because of changing expectations for the performance of that industry or sector.

How the Fund strives to manage them: The Fund typically holds a number of different securities in a variety of sectors in order to minimize the impact that a poorly performing security would have on the Fund. However, the Fund may concentrate its investments in a sector. As a consequence, the share price of the Fund may fluctuate in response to factors affecting that sector, and may fluctuate more widely than a fund that invests in a broader range of industries or sectors. The Fund may be more susceptible to any single economic, political, or regulatory occurrence affecting such sector.

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: The Fund's total investments in exchange-traded funds will not exceed 5% of net assets in any one exchange-traded fund and 10% in all positions in exchange traded funds, in the aggregate.

Portfolio turnover risk

High portfolio turnover rates may increase a fund's transaction costs which may lower returns. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions, may generate short-term capital gains taxable as ordinary income, and cause dividends received on portfolio securities to not be qualified dividends eligible for reduced federal income tax rates under the Internal Revenue Code.

How the Fund strives to manage it: The Fund will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving the Fund's investment objective.

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Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Growth Equity Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The portfolio managers maintain a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the portfolio managers generally do not trade for short-term purposes.

Growth stock risk

Growth stocks (such as those in the information technology sector) reflect projections of future earnings and revenue. These prices may rise or fall dramatically depending on whether those projections are met. These companies' stock prices may be more volatile, particularly over the short term.

How the Fund strives to manage it: The portfolio managers follow a rigorous selection process when choosing securities and continually monitors the securities while they remain in the portfolio.

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How we manage the Funds

Issuer concentration risk

Issuer concentration risk is the risk that results when a fund holds a limited number of securities depending on an assessment of the investment opportunities available. This allows the portfolio manager to focus on the potential of those particular issuers, but it also means that a fund may be more volatile than funds that hold a greater number of securities.

How the Fund strives to manage it: The portfolio manager follows a rigorous selection process when choosing securities and continually monitor the securities while they remain in the portfolio.

Industry and sector risk

Industry and sector risk is the risk that the value of securities in a particular industry or sector (such as consumer staples, financials or information technology) will decline because of changing expectations for the performance of that industry or sector.

How the Fund strives to manage them: The portfolio managers limit the amount of the Fund's assets invested in any one industry and in any individual security or issuer. The portfolio managers also follow a rigorous selection process when choosing securities for the portfolio.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The managers believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the managers seek a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are

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increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Delaware Total Return Fund

Market risk

Market risk is the risk that all or a majority of the securities in a certain market — such as the stock or bond market — will decline in value because of factors such as adverse political or economic conditions, future expectations, investor confidence, or heavy institutional selling.

How the Fund strives to manage it: The Manager maintains a long-term investment approach and focus on securities that they believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the Manager does not try to predict overall stock market movements. Although the Fund may hold securities for any amount of time, the Manager generally does not trade for short-term purposes.

Credit risk

Credit risk is the risk that an issuer of a debt security, including a governmental issuer or an entity that insures the bond, may be unable to make interest payments and/or repay principal in a timely manner. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value, which would impact fund performance.

Investing in so-called “junk” or “high yield” bonds entails the risk of principal loss because they are rated below investment grade, which may be greater than the risk involved in investment grade bonds. High yield bonds are sometimes issued by companies whose earnings at the time the bond is issued are less than the projected debt payments on the bonds. A protracted economic downturn may severely disrupt the market for high yield bonds, adversely affect the value of outstanding bonds, and adversely affect the ability of high yield issuers to repay principal and interest. Investment by a fund in defaulted securities poses additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by a fund of its initial investment and any anticipated income or appreciation may be uncertain. A fund also may incur additional expenses in seeking recovery on defaulted securities. Defaulted securities may be considered illiquid.

How the Fund strives to manage it: The Manager carefully evaluates and monitors the financial situation of each entity whose bonds are held in the portfolio. The Manager also tends to hold a relatively large number of different bonds to minimize the risk should any individual issuer be unable to pay its interest or repay principal.

Interest rate risk

Interest rate risk is the risk that the prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. Bonds and other fixed income securities with longer maturities or duration generally are more sensitive to interest rate changes. A fund may be subject to a greater risk of rising interest rates due to the current period of historically low interest rates.

Swaps may be particularly sensitive to interest rate changes. Depending on the actual movements of interest rates and how well the portfolio manager anticipates them, a fund could experience a higher or lower return than anticipated. For example, if a fund holds interest rate swaps and is required to make payments based on variable interest rates, it will have to make interest payments if interest rates rise, which will not necessarily be off-set by the fixed-rate payments it is entitled to receive under the swap agreement.

How the Fund strives to manage it: The Manager cannot eliminate this risk, but tries to address it by monitoring economic conditions, especially interest rate trends and their potential impact on the Fund.

High yield corporate (junk) bond risk

High yield corporate bonds (commonly known as “junk” bonds), while generally having higher yields, are subject to reduced creditworthiness of issuers, increased risks of default, and a more limited and less liquid secondary market than higher rated securities. These securities are subject to greater price volatility and risk of loss of income and principal than are higher rated securities because they are rated below investment grade. Lower rated and unrated fixed

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income securities tend to reflect short-term corporate and market developments to a greater extent than higher rated fixed income securities, which react primarily to fluctuations in the general level of interest rates. Fixed income securities of this type are considered to be of poor standing and primarily speculative. Such securities are subject to a substantial degree of credit risk.

How the Fund strives to manage it: The Manager attempts to reduce the risk associated with investment in high yield debt securities through portfolio diversification, credit analysis, and attention to trends in the economy, industries, and financial markets.

Mortgage-backed and asset-backed securities risk

Mortgage-backed and asset-backed securities risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value. If interest rates fall, the rate of prepayments tends to increase as borrowers are motivated to pay off debt and refinance at new lower rates. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility.

How the Fund strives to manage it: The Fund may invest in mortgage-backed and asset-backed securities. The Manager will attempt to reduce this risk by investing in a broad range of fixed income securities.

Prepayment risk

Prepayment risk is the risk that homeowners will prepay mortgages during periods of low interest rates, forcing a fund to reinvest its money at interest rates that might be lower than those on the prepaid mortgage. Prepayment risk may also affect other types of debt securities, but generally to a lesser extent than mortgage securities.

How the Fund strives to manage it: The Manager takes into consideration the likelihood of prepayment when it selects mortgages. The Manager may look for mortgage securities that have characteristics that make them less likely to be prepaid, such as low outstanding loan balances, or below-market interest rates.

Company size risk

Company size risk is the risk that investments in small- and/or medium-sized companies typically exhibit higher volatility than investments in larger, more established companies. Company size risk also comes from lower liquidity typically associated with small company stocks, which means the price may be affected by poorly executed trades, even if the underlying business of the company is unchanged.

How the Fund strives to manage it: The Fund may invest in small- and medium-sized companies. The Manager believes medium-sized companies, in general, are more stable than smaller companies and involve less risk due to their larger size, greater experience, and more extensive financial resources. Nonetheless, medium-sized companies have many of the same risks as small companies and are considered to be riskier, in general, than large-sized companies. To address this risk, the Manager seeks a well-diversified portfolio, selects stocks carefully, and monitors them frequently.

Derivatives risk

Derivatives risk is the possibility that a fund may experience a significant loss if it employs a derivatives strategy (including a strategy involving equity-linked securities, futures, options, forward foreign currency contracts, or swaps such as interest rate swaps, index swaps, or credit default swaps) related to a security, index, reference rate, or other asset or market factor (collectively, a “reference instrument”) and that reference instrument moves in the opposite direction from what a portfolio manager had anticipated. If a market or markets, or prices of particular classes of investments, move in an unexpected manner, a fund may not achieve the anticipated benefits of the transaction and it may realize losses. Derivatives also involve additional expenses, which could reduce any benefit or increase any loss to a fund from using the strategy. In addition, changes in government regulation of derivatives could affect the character, timing, and amount of a fund's taxable income or gains. A fund's transactions in derivatives may be subject to one or more special tax rules. These rules may: (i) affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, (ii) accelerate the recognition of income or gains to the fund, (iii) defer losses to the fund, and (iv) cause adjustments in the holding periods of the fund's securities. A fund's use of derivatives may be limited by the requirements for taxation of the fund as a regulated investment company.

Investing in derivatives may subject a fund to counterparty risk. Please refer to “Counterparty risk” for more information. Other risks include illiquidity, mispricing or improper valuation of the derivatives contract, and imperfect correlation between the value of the derivatives instrument and the underlying reference instrument so that the fund may not realize the intended benefits. In addition, since there can be no assurance that a liquid secondary market will exist for any derivatives instrument purchased or sold, a fund may be required to hold a derivatives instrument to maturity and take or make delivery of an underlying reference instrument that the Manager would have otherwise attempted to avoid, which could result in losses. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a fund may not realize the intended benefits.

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How the Fund strives to manage it: The Fund will use derivatives for defensive purposes, such as to protect gains or hedge against potential losses in the portfolio without actually selling a security, to neutralize the impact of interest rate changes, to effect diversification, or to earn additional income.

The Manager has claimed an exclusion from the definition of the term “commodity pool operator” with respect to the Fund under the Commodity Exchange Act (CEA) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Counterparty risk

Counterparty risk is the risk that if a fund enters into a derivatives contract (such as a futures, options, or swap contract) or a repurchase agreement, the counterparty to such a contract or agreement may fail to perform its obligations under the contract or agreement due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization). As a result, a fund may experience significant delays in obtaining any recovery, may obtain only a limited recovery, or may obtain no recovery at all.

How the Fund strives to manage it: The Manager seeks to minimize this risk by considering the creditworthiness of all counterparties before they enter into transactions with them. The Fund will hold collateral from counterparties consistent with applicable regulations.

Foreign risk

Foreign risk is the risk that foreign securities (particularly in emerging markets) may be adversely affected by political instability, changes in currency exchange rates, inefficient markets and higher transaction costs, foreign economic or government conditions, the imposition of economic and/or trade sanctions, inadequate or different regulatory and accounting standards, and the possibility that significant events in foreign markets, including broad market moves, may affect the value of fund shares.

How the Fund strives to manage it: The Manager attempts to reduce the risks presented by such investments by conducting worldwide fundamental research. In addition, the Manager monitors current economic and market conditions and trends, the political and regulatory environment, and the value of currencies in different countries in an effort to identify the most attractive countries and securities. Additionally, when currencies appear significantly overvalued compared to average real exchange rates, the Fund may hedge exposure to those currencies for defensive purposes.

Real estate industry risk

Real estate industry risk includes, among others: possible declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes, and operating expenses; changes in zoning laws; costs resulting from the cleanup of, and liability to third parties resulting from, environmental problems; casualty for condemnation losses; uninsured damages from floods, earthquakes, or other natural disasters; limitations on and variations in rents; and changes in interest rates. REITs are subject to substantial cash flow dependency, defaults by borrowers, self-liquidation, and the risk of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (Internal Revenue Code), or other similar statutes in non-US countries and/or to maintain exemptions from the Investment Company Act of 1940, as amended.

How the Fund strives to manage it: The Manager may invest a substantial portion of the Fund's assets in REITs, which generally offer high income potential. The Manager carefully selects REITs based on the quality of their management and their ability to generate substantial cash flow, which the Manager believes can help to shield them from some of the risks involved with real estate investing.

Exchange-traded funds risk

The risks of investing in securities of an ETF typically reflect the risks of the types of instruments in which the underlying ETF invests.

Because ETFs are listed on an exchange, ETFs may be subject to trading halts and may trade at a discount or premium to their NAV. In addition, ETFs are investment companies, and a fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, a fund's expenses may be higher and performance may be lower.

How the Fund strives to manage it: Under normal circumstances, the Fund's total investments in investment companies, including ETFs, will not exceed 10% of net assets in any one investment company and 20% in all positions in investment companies, in the aggregate.

Liquidity risk

Liquidity risk is the possibility that investments cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in market value. A fund also may not be able to dispose of illiquid investments at a favorable time or price during periods of infrequent trading of an illiquid investment.

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How the Fund strives to manage it: The Fund limits exposure to illiquid investments to no more than 15% of its net assets.

IBOR risk

The risk that changes related to the use of the London Interbank Offered Rate (LIBOR) or similar interbank offered rates (“IBORs,” such as the Euro Overnight Index Average (EONIA)) could have adverse impacts on financial instruments that reference such rates. While some instruments may contemplate a scenario where LIBOR or a similar rate is no longer available by providing for an alternative rate setting methodology, not all instruments have such fallback provisions and the effectiveness of replacement rates is uncertain. The abandonment of LIBOR and similar rates could affect the value and liquidity of instruments that reference such rates, especially those that do not have fallback provisions. The use of alternative reference rate products may impact investment strategy performance.

How the Fund strives to manage it: Due to uncertainty regarding the future use of LIBOR or similar rates (such as the EONIA), the impact of the abandonment of such rates on the Fund or the financial instruments in which the Fund invests cannot yet be determined.  However, the Fund tries to address such risk by monitoring the economic, political and regulatory climate in jurisdictions relevant to the Fund and the financial instruments in which the Fund invests in order to minimize any potential impact on the Fund.  In addition, the Fund typically invests in a number of different securities in a variety of sectors in order to minimize the impact to the Fund of any legislative or regulatory development affecting particular countries, issuers, or market sectors.

Natural disaster and epidemic risk

Natural disaster and epidemic risk is the risk that the value of a fund's investments may be negatively affected by natural disasters, epidemics, or similar events. Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective.

How the Fund strives to manage it: The Fund maintains a long-term investment approach and focuses on securities that the portfolio managers believe can appreciate over an extended period of time regardless of interim market fluctuations. Generally, the portfolio managers do not try to predict overall market movements, but the portfolio managers do note trends in the economy, industries, and financial markets. Although the Fund may hold securities for any amount of time, it generally does not trade for short-term purposes.

Disclosure of portfolio holdings information

A description of the Funds' policies and procedures with respect to the disclosure of their portfolio securities is available in the SAI.

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Who manages the Funds

Investment manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, is the Funds' investment manager. Together, the Manager and the subsidiaries of Macquarie Management Holdings, Inc. (MMHI) manage, as of September 30, 2021, $184.5 billion in assets, including mutual funds, separate accounts, and other investment vehicles. The Manager and its predecessors have been managing Delaware Funds since 1938. The Manager is a series of Macquarie Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of MMHI. MMHI is a wholly owned subsidiary of Macquarie Group Limited. The Manager makes investment decisions for the Funds, manages the Funds' business affairs, and provides daily administrative services.For its services to the Funds, the Manager was paid an aggregate fee, net of fee waivers (if applicable), during the last fiscal year as follows:

As a percentage of average daily net assets
Delaware Covered Call Strategy Fund	0.77%
Delaware Equity Income Fund	0.64%
Delaware Global Equity Fund	0.85%
Delaware Growth and Income Fund	0.62%
Delaware Hedged U.S. Equity Opportunities Fund	0.96%
Delaware Opportunity Fund	0.74%
Delaware Premium Income Fund	0.61%
Delaware Growth Equity Fund	0.64%
Delaware Total Return Fund	0.65%

A discussion of the basis for the Board's approval of the Funds' investment advisory contract is available in the Funds' annual report to shareholders for the period ended September 30, 2021.

Sub-advisors

Smith Group Asset Management, LLC
Smith Group Asset Management, LLC (Smith) serves as the investment sub-advisor of Delaware Growth Equity Fund. Smith has discretionary trading authority over all of the Fund's assets, subject to continuing oversight and supervision by Manager and the Fund's Board of Trustees. Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Smith is an investment management firm that provides investment services to a diverse list of clients including public funds, endowments, foundations, corporate pension and multi-employer plans. As of December 31, 2021, Smith held investment management authority with respect to approximately $2.681 billion in assets. The Manager has entered into a separate sub-advisory agreement with Smith and compensates Smith out of the investment advisory fees it receives from the Fund.

Wellington Management Company LLP
Wellington Management Company LLP (Wellington Management) serves as the investment sub-advisor of Delaware Hedged U.S. Equity Opportunities Fund. Wellington Management has discretionary trading authority over the Fund's assets, subject to continuing oversight and supervision by the Manager and the Fund's Board of Trustees. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management is owned by partners of Wellington Management Group, LLP, a Massachusetts Limited Liability Partnership. Wellington Management and its predecessor organizations have provided investment advisory services for over 90 years. As of December 31, 2021, Wellington Management had investment management authority with respect to approximately $1.43 trillion in client assets. The Manager has entered into a separate sub-advisory agreement with Wellington Management and compensates Wellington Management out of the investment advisory fees it receives from the Fund.

Ziegler Capital Management, LLC
Ziegler Capital Management, LLC (ZCM) serves as the investment sub-advisor for Delaware Covered Call Strategy Fund and Delaware Premium Income Fund. ZCM has discretionary trading authority over all of the Funds' assets, subject to continuing oversight and supervision by Manager and the Funds' Board of Trustees. ZCM is a Delaware limited liability company with principal offices at 30 South Wacker Drive, Suite 2800, Chicago, IL 60606-7459. ZCM is an investment management firm that serves a wide range of clients including institutions, municipality, pension plans, foundations, endowments, senior living

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organizations, hospitals and high net worth individuals. ZCM is a registered investment advisor that is a majority owned indirect subsidiary of 1251 Capital Group, Inc. As of December 31, 2021, ZCM held investment management authority with respect to approximately $10.3 billion in assets. The Manager has entered into a separate sub-advisory agreement with ZCM and compensates ZCM out of the investment advisory fees it receives from the Funds.

Macquarie Investment Management Austria Kapitalanlage AG
Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) serves as the investment sub-advisor for Delaware Total Return Fund. MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2021, MIM managed more than $372.0 billion in assets for institutional and individual clients. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Delaware Total Return Fund. In addition to the services MIMAK provides to Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge. The Manager retains principal responsibility for the Manager's portion of the Funds.

Macquarie Investment Management Global Limited
Macquarie Investment Management Global Limited (MIMGL) serves as the investment sub-advisor for Delaware Equity Income Fund and Delaware Growth and Income Fund. MIMGL is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of MIM. The Manager has entered into separate sub-advisory agreements with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Delaware Equity Income Fund and Delaware Growth and Income Fund. In addition to the services MIMGL provides to Delaware Equity Income Fund and Delaware Growth and Income Fund, and although the Manager has principal responsibility for the Manager's portion of the Funds, (i) in the case of Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge; (ii) in the case of Delaware Global Equity Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, the Manager may seek quantitative support from MIMGL and the Manager may permit MIMGL to execute Fund security trades on behalf of the Manager; and (iii) in the case of Delaware Total Return Fund, MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Macquarie Investment Management Europe Limited
Macquarie Investment Management Europe Limited (MIMEL), is located at 28 Ropemaker Street, London, England. MIMEL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Funds Management Hong Kong Limited
Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of the Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

A discussion of the basis for the Board's approval of each sub-advisory contract is available in the Funds' annual report to shareholders for the period ended September 30, 2021.

Portfolio managers

Delaware Covered Call Strategy Fund and Delaware Premium Income Fund
Wiley D. Angell and Sean C. Hughes have day-to-day responsibilities for making investment decisions for Delaware Covered Call Strategy Fund and Delaware Premium Income Fund.

Wiley D. Angell Chief Investment Officer - ZCM's FAMCO Group, Senior Portfolio Manager
Wiley D. Angell is the chief investment officer and senior portfolio manager for the Fiduciary Asset Management (FAMCO) Group at Ziegler Capital Management. Prior to joining the firm in May 2015, he was chief executive officer and chief investment officer for equities and fixed income for FAMCO since the firm's inception in 1994. Prior to that, Angell served as portfolio manager for General Dynamics. He was also treasurer of Franklin Savings Association where he managed a multi-billion-dollar mortgage portfolio and was responsible for the firm's hedging strategies and balance sheet risk control. He has managed institutional portfolios for more than 25 years, specializing in equity, covered call, fixed income, and liability-driven investing (LDI). He received his bachelor's degree in business and economics from Ottawa University and has served on boards of university endowments and charitable organizations. Angell is currently a board member and board secretary for The Crossing, and he is chairman of the board for Aspenstand.

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Sean C. Hughes, CFA Senior Portfolio Manager
 Sean C. Hughes is a senior portfolio manager for the Fiduciary Asset Management (FAMCO) Group at Ziegler Capital Management. Prior to joining the firm in May 2015, he was a portfolio manager for FAMCO since 2010. He joined FAMCO in 2005 as a research analyst. Prior to that, Hughes was a student at Washington University, where he was involved in managing the Investment Praxis Fund, a portion of the Washington University endowment. He earned a bachelor's degree from Oberlin College and is a graduate of the Tuck School of Business Bridge Program. Mr. Hughes received his MBA from the Olin School of Business at Washington University in St. Louis. He is a member of CFA Institute, the CFA Society St. Louis, and the National Association for Business Economics.

Delaware Equity Income Fund and Delaware Growth and Income Fund
Scot Thompson and Benjamin Leung have primary responsibility for making day-to-day investment decisions for Delaware Equity Income Fund and Delaware Growth and Income Fund.

Scot Thompson Managing Director, Co-Head of Systematic Investments, Portfolio Manager

Scot Thompson is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. His responsibilities include the day-to-day management of the global portfolios, oversight of the trading function, development of new strategies, and client engagement. From June 2003 to August 2014, Thompson was the equities head of product, responsible for product design, development, and client relationships for the firm's Australian and global equities product range. Before that, he was a member of the firm's private equity fund-of-fund and performance analytics teams. Prior to joining Macquarie in November 2001 as a quantitative performance analyst, he worked on the performance analytics team for Cogent Investment Administration, where he was responsible for investment performance and attribution reporting for a variety of clients over all asset classes. Thompson also work in civil engineering before moving to finance, working for several Australian companies as a project manager focusing on underground installations, quarrying, and mining. He received a Bachelor of Civil Engineering from the University of Sydney and a Master of Applied Finance from Macquarie University.

Benjamin Leung, CFA Managing Director, Co-Head of Systematic Investments, Head of Research

Benjamin Leung is the co-head of the Macquarie Systematic Investments (MSI) team, a role he assumed in August 2014. In addition to the day-to-day management of the global portfolios, he is also the head of research, responsible for driving the continual evolution of the systematic investment process. Leung joined the MSI team in May 2005 as a quantitative analyst, where his responsibilities included the development and maintenance of various quantitative models. Following his successful efforts to expand the quantitative capability to international markets, he formed the foundation of the current systematic investment approach. Prior to joining the MSI team, he worked as a software engineer for Macquarie's Investment Banking Group Information Services Division in Sydney. Leung received a Bachelor of Engineering with Honours and a Masters in Commerce from the University of New South Wales.

Delaware Global Equity Fund

Jens Hansen, Klaus Petersen, Claus Juul, Åsa Annerstedt, Allan Saustrup Jensen, and Chris Gowlland have primary responsibility for making the day-to-day investment decisions for Delaware Global Equity Fund.

Jens Hansen Managing Director, Chief Investment Officer - Global Equity Team
Jens Hansen heads the firm's Global Equity team and is a portfolio manager for the team's strategies. He joined Macquarie Asset Management (MAM) in June 2018. Hansen has been a portfolio manager since 2001. Hansen started his career in 1982 with Spar Nord Bank, where he worked as an analyst and trader of bonds, equities, and derivatives. In 1994, he joined Nykredit Bank, where he worked as a bond trader. He attended the Aarhus School of Business where he gained a graduate diploma in business administration within finance and international trade.

Klaus Petersen, CFA Managing Director, Senior Portfolio Manager
Klaus Petersen is a senior portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Petersen has been a portfolio manager since 2006. Previously, he worked for ATP, Denmark's largest pension fund, beginning in 1999 as a senior portfolio manager and later in the role as team leader of the technology, media, and telecommunications (TMT) team. He joined Codan Bank in 1996, first as a senior sales analyst and later as a senior portfolio manager. Between 1988 and 1996, Petersen worked for various brokers as an equity sales analyst. He started his career in 1984 as an administrator of pension pools at Faellesbanken in Denmark. Petersen attended the Copenhagen Business School where he gained a graduate diploma in business administration (financial and management accounting).

Claus Juul Vice President, Portfolio Manager
Claus Juul is a portfolio manager for the firm's Global Equity team. He joined Macquarie Asset Management (MAM) in June 2018. Juul has been a portfolio manager since 2004. Prior to that, he was an equity analyst at Spar Nord Bank before becoming vice president of the research department in 2001. He started his career in 1998 with Sydbank as an equity analyst. He attended the Aarhus School of Business where he gained a master's degree in economics and business administration.

Åsa Annerstedt Vice President, Portfolio Manager

Åsa Annerstedt is a portfolio manager for the firm's Global Equity team. She joined Macquarie Asset Management (MAM) in June 2018. Annerstedt has been a

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portfolio manager since 2013. Previously, she was a member of the investment committee of a European Union fund dedicated to the financing of companies. Between 1999 and 2009, she managed award-winning European Small Cap and Global Equity portfolios at SEB Asset Management in Denmark. She started her career in 1996 as a business controller and consultant in Sweden. Annerstedt attended Ecole Supérieur de Commerce in Paris and Marseille and earned a master's degree in finance and international trade from Lund University in Sweden.

Allan Saustrup Jensen, CFA, CAIA® Vice President, Portfolio Manager
Allan Saustrup Jensen joined Macquarie Asset Management (MAM) in May 2020 as a portfolio manager for the firm's Global Equity team. He has more than 20 years of experience in the asset management industry. Prior to joining MAM, he spent five years at European Capital Partners as a fund manager. From 2010 to 2015, Jensen was a trader at European Value Partners. Prior to that, he spent four years at UBS Wealth Management as a portfolio manager. He began his investment career at Nordea Bank. Jensen attended Copenhagen Business School where he earned a Graduate Diploma in finance.

Chris Gowlland, CFA Senior Vice President, Head of Equity Quantitative Research
Chris Gowlland is the head of equity quantitative research, a role he assumed in July 2019. As part of his role, he also serves as portfolio manager for certain portfolios managed by the Global Equity team and for several different strategies in the firm's multi-asset class offerings. Previously, he was a senior quantitative analyst for the firm's equity department. Prior to joining Macquarie Asset Management (MAM) in May 2007, he spent seven years working in fundamental equity research and corporate finance for Morgan Stanley and Commerzbank Securities, followed by two years as a quantitative strategist at Morgan Stanley and at State Street Global Markets. Gowlland holds a bachelor's degree in Chinese and Spanish from the University of Leeds (U.K.), a master's degree in development studies from Brown University, and another master's degree in international management from Thunderbird. He also spent several years in a Ph.D. program in political economy at Harvard University. Gowlland is a member of the CFA Institute, the CFA Society New York, the CFA Society of Philadelphia, and the Society of Quantitative Analysts.

Delaware Hedged U.S. Equity Opportunities Fund
Gregg R. Thomas and Roberto J. Isch have day-to-day responsibilities for making investment decisions for Delaware Hedged U.S. Equity Opportunities Fund.

Gregg R. Thomas, CFA Senior Managing Director, Partner, and Director, Investment Strategy
Gregg R. Thomas is senior managing director of investment strategy at Wellington Management Company and leads the firm's Manager Research and Fundamental Factor Platform investment teams. Prior to his current role, he has held several product management roles at Wellington Management (from 2002 to 2006). Before rejoining the firm in 2002, he worked as a quantitative analyst at Zurich Scudder Investments, as a systems analyst in Wellington Management's Information Services Group (from 1997 to 2000), and in various financial markets-related technology and analytical positions at IDD Information Services (from 1993 to 1997). He earned a bachelor's degree in finance, with high distinction, from the University of Rhode Island.

Roberto J. Isch, CFA Managing Director, Research Manager
Roberto J. Isch joined Wellington Management Company in 2012 and serves as a research manager within the firm's Investment Strategy group. Isch is a member of the Fundamental Factor Platform investment team, which applies a factor-based framework to create innovative, new strategies to solve client challenges and meet customized objectives. He also serves as a portfolio manager on certain multi-manager solutions offered by the firm. Isch is a member of the hedge fund review group, systematic investor review group, Wellington Funds Group investment committee, and several risk advisory committees. Prior to joining the firm, he worked at FactSet Research Systems Inc. (from 2006 to 2012), as a quantitative specialist (from 2008 to 2012), and as a consultant (from 2006 to 2008). Isch earned his bachelor's degree in political science from the College of the Holy Cross. He is a member of the CFA Society Boston.

Delaware Opportunity Fund

Kelley M. Carabasi and Kent P. Madden have primary responsibility for making day-to-day investment decisions for the Fund. Ms. Carabasi and Mr. Madden regularly consult with Steven G. Catricks, Michael Foley, and Christopher S. Beck until his retirement from the Manager on or about July 31, 2022.

Kelley M. Carabasi, CFA Co-Chief Investment Officer – US Small-Mid Cap Value Equity
Kelley M. Carabasi is a co-CIO of the firm's US Small-Mid Cap Value Equity team, a role she assumed in January 2022. She assumed portfolio management responsibilities in July 2012. She joined the team in July 2005 as an equity analyst. Prior to joining Macquarie Asset Management (MAM) she participated in Lincoln Financial Group's rotational Professional Development Program for three years. Carabasi earned a bachelor's degree in finance from Georgetown University and an MBA from The Wharton School of the University of Pennsylvania.

Kent P. Madden, CFA Co-Chief Investment Officer – US Small-Mid Cap Value Equity
Kent P. Madden is a co-CIO of the firm's US Small-Mid Cap Value Equity team, a role he assumed in January 2022. He assumed portfolio management responsibilities in July 2012. He joined the team in December 2004 as an equity analyst and was promoted to senior equity analyst in October 2010. Prior to joining Macquarie Asset Management (MAM) he was an equity analyst at Gartmore Global Investments. He has also worked as an equity analyst for Federated Investors, where he gained experience covering small-capitalization consumer stocks, and Lehman Brothers as a corporate finance analyst. Madden holds a bachelor's degree in economics from DePauw University and an MBA from the University of Chicago.

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Christopher S. Beck, CFA Senior Managing Director
Christopher S. Beck is a senior managing director for the firm's US Small-Mid Cap Value Equity team, a role he transitioned to in January 2022 after 24 years as the team's chief investment officer. Beck contributes to the team's strategy and allocation discussions and provides insight on companies and sectors for the team's US Small-Mid Cap Value Equity portfolios. Prior to joining Macquarie Asset Management (MAM) in 1997, he was vice president at Pitcairn Trust from 1995 to 1997, where he managed small-capitalization stocks and analyzed equity sectors. Before that he was chief investment officer of the University of Delaware from 1992 to 1995 and held management positions during his seven years at Cypress Capital Management and four years at Wilmington Trust. Beck earned a bachelor's degree at the University of Delaware and an MBA from Lehigh University, and he is a member of the CFA Society of Philadelphia and past president of the Wilmington Society of Securities Analysts.

Steven G. Catricks, CFA Senior Portfolio Manager
Steven G. Catricks is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2012. He joined the team in October 2010 as a senior equity analyst. Prior to joining the US Small-Mid Cap Value Equity team, he was a portfolio manager for the firm's Strategic Small-Cap Value team. He joined Macquarie Asset Management (MAM) in 2001 as an equity analyst for the firm's Emerging Growth Equity team. Previously, Catricks was an equity analyst at BlackRock Financial from 1999 to 2001. He also worked at Dow Jones/Factiva and GE Aerospace/Lockheed Martin. He started his career as a systems engineer at the Naval Air Development Center, where he spent 15 years. Catricks holds a bachelor's degree in electrical engineering from Drexel University and a master's degree in engineering from the University of Pennsylvania. Catricks is a member of the Institute of Electrical and Electronics Engineers.

Michael Foley, CFA Senior Portfolio Manager
Michael Foley is a senior portfolio manager for the US Small-Mid Cap Value Equity team. He assumed portfolio management responsibilities in July 2019. He joined Macquarie Asset Management (MAM) in February 2015 as a senior equity analyst for the US Small-Mid Cap Value Equity team. Prior to joining the firm, Foley was an associate at Patriot Financial Partners, a private equity firm, from August 2011 to February 2015, focusing on the analysis of companies in the financial services sector. He started his career with Janney Montgomery Scott where he worked as an investment banking analyst within the financial institutions group from August 2009 to August 2011. Foley earned a bachelor's degree in economics with dual concentrations in finance and accounting from The Wharton School of the University of Pennsylvania. Foley is on the board of directors of the McNamee Scholars Program.

Delaware Growth Equity Fund
Stephen S. Smith, John D. Brim and Eivind Olsen have day-to-day responsibilities for making investment decisions for Delaware Growth Equity Fund.

Stephen S. Smith, CFA Chief Executive Officer, Chair of Investment Committee
Stephen S. Smith founded Smith Asset Management Group in 1995 and serves as the company's chief executive officer and chair of investment committee. Previously, he held a number of senior investment positions at Bank of America until he departed in 1995 to found Smith Group. He joined Wachovia Bank as a computer systems analyst in the mid-1970s and transitioned to the bank's investment management division in order to help design and implement a portfolio management system. Smith left Wachovia and joined what is now known as Bank of America in 1983. He began his career in the late 1960s as an engineer with the National Aeronautics and Space Administration (NASA) in the lunar landing program. Smith has an engineering degree and an MBA, both from the University of Alabama. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

John D. Brim, CFA Chief Investment Officer
John D. Brim joined Smith Asset Management Group in March 1998 and is chief investment officer. Prior to joining the firm, he was a manager within the institutional investment consulting group of Deloitte & Touche from 1997 to 1998. From 1990 to 1997, Brim held a variety of positions, including senior client manager with NationsBank Asset Management in Dallas. He earned his bachelor's degree in economics from Texas A&M University. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

Eivind Olsen, CFA Portfolio Manager
Eivind Olsen joined Smith Asset Management Group in May 2008 and is a member of the portfolio management team. Prior to joining Smith Group, he was a portfolio manager with Brazos Capital Management/John McStay Investment Counsel from 1998 to 2008. From 1994 to 1996, he did equity research as an associate analyst with Rauscher Pierce Refsnes. He earned a bachelor's degree in accounting and finance from Texas Christian University and an MBA in finance from the University of Texas. He is a member of the CFA Institute and the CFA Society of Dallas-Fort Worth.

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Who manages the Funds

Delaware Total Return Fund
Stefan Löwenthal and Jürgen Wurzer of MIMAK determine the asset allocation and have primary responsibility for making day-to-day investment decisions for the Fund.

Stefan Löwenthal, CFA Managing Director, Chief Investment Officer — Global Multi Asset Team
Stefan Löwenthal is the chief investment officer for Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), a role he assumed in February 2013. He heads the global multi asset team based in Vienna, which is responsible for all asset allocation and security selection decisions, the management of mutual funds, as well as the development of new investment strategies. In addition, Löwenthal oversees the investment policy committee, which is responsible for strategic investment decisions at MIMAK. He began his career with Macquarie in February 2008 as a portfolio manager. He holds a Master of Management Science from Vienna University of Economics and Business. Löwenthal is a lecturer for economics at the IMC University of applied sciences in Krems (Austria) and the Qiongzhou University in Sanya (China).

Jürgen Wurzer, CFA Senior Vice President, Deputy Head of Portfolio Management, Senior Investment Manager — Global Multi Asset Team
Jürgen Wurzer rejoined Macquarie Investment Management Austria Kapitalanlage AG (MIMAK) in April 2018 as deputy head of portfolio management for the firm's global multi asset team based in Vienna. Prior to that, he worked at Erste Asset Management as a senior fund manager on the multi asset management team, where he worked from September 2016 to March 2018. Wurzer previously worked at MIMAK from January 2007 to August 2016, leaving the firm as senior investment manager on the global multi asset team. He graduated from University of Applied Sciences Wiener Neustadt with a master's degree. Wurzer is a lecturer for asset allocation, quantitative finance, portfolio, and risk management at several educational institutions.

The SAI provides additional information about each portfolio manager's compensation, other accounts managed by each portfolio manager, and each portfolio manager's ownership of Fund shares.

Manager of managers structure

The Funds and the Manager have received an exemptive order from the US Securities and Exchange Commission (SEC) to operate under a manager of managers structure that permits the Manager, with the approval of the Funds' Board, to appoint and replace both affiliated and unaffiliated sub-advisors, and to enter into and make material amendments to the related sub-advisory contracts on behalf of the Funds without shareholder approval (Manager of Managers Structure). Under the Manager of Managers Structure, the Manager has ultimate responsibility, subject to oversight by the Board, for overseeing the Funds' sub-advisors and recommending to the Board their hiring, termination, or replacement.

The Manager of Managers Structure enables the Funds to operate with greater efficiency and without incurring the expense and delays associated with obtaining shareholder approvals for matters relating to sub-advisors or sub-advisory agreements. The Manager of Managers Structure does not permit an increase in the overall management and advisory fees payable by the Funds without shareholder approval. Shareholders will be notified of the hiring of any new sub-advisor within 90 days of the hiring.

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Who's who

Board of trustees: A mutual fund is governed by a board of trustees, which has oversight responsibility for the management of the fund's business affairs. Trustees establish procedures and oversee and review the performance of the fund's service providers.

Investment manager and sub-advisor: An investment manager is a company responsible for selecting portfolio investments consistent with the objective and policies stated in the mutual fund's prospectus. A sub-advisor is a company generally responsible for certain delegated tasks, such as executing trades or providing quantitative support. The sub-advisor is selected and supervised by the investment manager. A written contract between a mutual fund and its investment manager specifies the services the investment manager performs and the fee the manager is entitled to receive.

Portfolio managers: Portfolio managers make investment decisions for individual portfolios.

Distributor: Most mutual funds continuously offer new shares to the public through distributors that are regulated as broker/dealers and are subject to the Financial Industry Regulatory Authority (FINRA) rules governing mutual fund sales practices.

Service agent: Mutual fund companies employ service agents (sometimes called transfer agents) to maintain records of shareholder accounts, calculate and disburse dividends and capital gains, and prepare and mail shareholder statements and tax information, among other functions. Many service agents also provide administrative services to a fund and oversight of other fund service providers.

Custodian/Fund accountant: Mutual funds are legally required to protect their portfolio securities, and most funds place them with a qualified bank custodian that segregates fund securities from other bank assets. The fund accountant provides services such as calculating a fund's net asset value (NAV) and providing financial reporting information for the fund.

Financial intermediary: Financial professionals provide advice to their clients. They are associated with securities broker/dealers who have entered into selling and/or service arrangements with the distributor. Selling broker/dealers and financial professionals are compensated for their services generally through sales commissions, and through 12b-1 fees and/or service fees deducted from a fund's assets.

Shareholders: Mutual fund shareholders have specific voting rights on matters such as material changes in the terms of a fund's management contract and changes to fundamental investment policies.

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About your account

Investing in the Funds

You can choose from a number of share classes for each Fund. Because each share class has a different combination of sales charges, fees, and other features, you should consult your financial intermediary or your financial professional (hereinafter collectively referred to as the “financial intermediary”) to determine which share class best suits your investment goals and time frame. It is the responsibility of your financial intermediary to assist you in determining the most appropriate share class and to communicate such determination to us.

Information about existing sales charges and sales charge reductions and waivers is available in this Prospectus below and free of charge on the Delaware Funds website at delawarefunds.com. Additional information on sales charges can be found in the SAI, which is available upon request.

Please also see the “Broker-defined sales charge waiver policies” section in this Prospectus for information provided to the Fund by certain financial intermediaries on sales charge discounts and waivers that may be available to you through your financial intermediary. Shareholders purchasing Fund shares through a financial intermediary may also be eligible for sales charge discounts or waivers which may differ from those disclosed elsewhere in this Prospectus or SAI. The availability of certain initial or deferred sales charge waivers and discounts may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. It is the responsibility of the financial intermediary to implement any of its proprietary sales charge discounts or waivers listed in “Broker-defined sales charge waiver policies” or otherwise. Accordingly, you should consult with your financial intermediary to determine whether you qualify for any sales charge discounts or waivers.

Choosing a share class

Each share class may be eligible for purchase through programs sponsored by financial intermediaries that require the purchase of a specific class of shares.

For Class A shares, each Fund has adopted a 12b-1 plan that allows the Fund to pay distribution fees for the sale and distribution of its shares. Because these fees are paid out of a Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Class A
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Class A shares have an upfront sales charge that you pay when you buy the shares of up to: 5.75% for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund.

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If you invest $50,000 or more, your front-end sales charge will be reduced.

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You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

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Class A shares are also subject to an annual 12b-1 fee no greater than 0.25% of average daily net assets. See “Dealer compensation” below for further information.

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Class A shares generally are not subject to a CDSC, except in the limited circumstances described in the table below.

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Because of the higher 12b-1 fee, Class A shares have higher expenses and any dividends paid on these shares are generally lower than dividends on Institutional Class.

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In addition, you may have received Class A shares as the result of a merger or reorganization of a predecessor fund.

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You may qualify for other reduced sales charges and, under certain circumstances, the sales charge may be waived, as described in “How to reduce your sales charge” below.

Class A sales charges

The table below details your sales charges on purchases of Class A shares. The offering price for Class A shares includes the front-end sales charge. The offering price is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge (expressed in decimals) applicable to the purchase, calculated to two decimal places using standard rounding criteria. The sales charge as a percentage of the net amount invested is the maximum percentage of the amount invested rounded to the nearest hundredth. The actual sales charge that you pay as a percentage of the offering price and as a percentage of the net amount invested will vary depending on the then-current NAV, the percentage rate of the sales charge, and rounding. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. Sales charges do not apply to shares purchased through dividend reinvestment.

Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
Less than $50,000	5.75%	6.54%
$50,000 but less than $100,000	4.75%	5.41%

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Amount of purchase	Sales charge as a % of offering price	Sales charge as a % of net amount invested
$100,000 but less than $250,000	3.75%	4.31%
$250,000 but less than $500,000	2.50%	3.00%
$500,000 but less than $1 million	2.00%	2.44%
$1 million or more	none*	none*

* There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if the Distributor paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, for shares purchased prior to July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the first year after your purchase and 0.50% if you redeem these shares within the second year; and for shares purchased on or after July 1, 2020, you will have to pay a Limited CDSC of 1.00% if you redeem these shares within the 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (1) the NAV at the time the Class A shares being redeemed were purchased; or (2) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange. In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. See “Dealer compensation” below for a description of the dealer commission that is paid.

Institutional Class
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Institutional Class shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund.

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Institutional Class shares are not subject to a CDSC.

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Institutional Class shares do not assess a 12b-1 fee.

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Institutional Class shares are available for purchase only by the following:

○
retirement plans or certain other programs that are maintained on platforms sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliate) related to such plans or programs;

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tax-exempt employee benefit plans of the Manager, its affiliates, and securities dealers that have a selling agreement with the Distributor;

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a bank, trust company, or similar financial institution investing for its own account or for the account of its trust customers for whom the financial institution is exercising investment discretion in purchasing Institutional Class shares, except where the investment is part of a program that requires payment to the financial institution of a Rule 12b-1 Plan fee;

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registered investment advisors (RIAs) investing on behalf of clients that consist solely of institutions and high net worth individuals whose assets are entrusted to an RIA for investment purposes for accounts requiring Institutional Class shares (use of the Institutional Class shares is restricted to RIAs who are not affiliated or associated with a broker or dealer and who derive compensation for their services exclusively from their advisory clients);

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programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (1) such programs allow or require the purchase of Institutional Class shares; (2) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Institutional Class shares; and (3) a financial intermediary (i) charges clients an ongoing fee for advisory, investment consulting or similar services, or (ii) offers the Institutional Class shares through a no-commission network or platform; or

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through a brokerage program of a financial intermediary that has entered into a written agreement with the Distributor and/or the transfer agent specifically allowing purchases of Institutional Class shares in such programs; or

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private investment vehicles, including, but not limited to, foundations and endowments.

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In addition, you may have received Institutional Class shares as the result of a merger or reorganization of a predecessor fund.

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A shareholder transacting in Institutional Class shares through a broker or other financial intermediary may be required to pay a commission and/or other forms of compensation to the financial intermediary.

Class R6
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Class R6 shares have no upfront sales charge, so the full amount of your purchase is invested in a Fund. Class R6 shares are not subject to a CDSC.

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Class R6 shares do not assess a 12b-1 fee.

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Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any brokers, dealers, or other financial intermediaries.

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Class R6 shares are generally available to certain employer-sponsored retirement plans, such as 401(k) plans, 457 plans, 403(b) plans, profit-sharing plans and money purchase pension plans, defined benefit plans, employer-sponsored benefit plans, and non-qualified deferred compensation plans. In addition, for these employer-sponsored retirement plans, the Class R6 shares must be held through plan level or omnibus accounts held on the books of the Fund, and Class R6 shares are only available for purchase through financial intermediaries who have the appropriate agreement with the Distributor (or its affiliates) related to Class R6.

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About your account

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Class R6 shares are also available for purchase through certain programs, platforms, or accounts that are maintained or sponsored by financial intermediary firms (including but not limited to, brokers, dealers, banks, trust companies, or entities performing trading/clearing functions), provided that the financial intermediary firm has entered into an agreement with the Distributor (or its affiliates) related to Class R6 for such programs, platforms or accounts.

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In addition to the foregoing list of eligible investors, Class R6 shares are generally available to certain institutional investors and high net worth individuals who make a minimum initial investment directly in the Fund's Class R6 shares of $1,000,000 or more and who have completed an application and been approved by the Fund for such investment. These institutional investors and high net worth individuals must retain Class R6 shares directly in their names and will not be permitted to hold such shares through an omnibus account or other similar arrangements.

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Class R6 shares may not be available through certain financial intermediaries.

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In addition, you may have received Class R6 shares as the result of a merger or reorganization of a predecessor fund.

Dealer compensation

The financial intermediary who sells you shares of the Funds may be eligible to receive the following amounts as compensation for your investment in the Funds. These amounts are paid by the Distributor to the securities dealer with whom your financial advisor is associated. Institutional Class and Class R6 shares do not have a 12b-1 fee or sales charge so they are not included in the table below.

Commission (%)	Class A1
Investment less than $50,000	5.00%
$50,000 but less than $100,000	4.00%
$100,000 but less than $250,000	3.00%
$250,000 but less than $500,000	2.00%
$500,000 but less than $1 million	1.60%
$1 million but less than $5 million	1.00%
$5 million but less than $25 million	0.50%
$25 million or more	0.25%
12b-1 fee to dealer	0.25%

1 On sales of Class A shares, the Distributor reallows to your securities dealer a portion of the front-end sales charge depending upon the amount you invested. Your securities dealer may be eligible to receive a 12b-1 fee of up to 0.25% from the date of purchase. On sales of Class A shares where there is no front-end sales charge, the Distributor may pay your securities dealer an upfront commission of up to 1.00%. The upfront commission includes an advance of the first year's 12b-1 fee of up to 0.25%. During the first 12 months, the Distributor will retain the 12b-1 fee to partially offset the upfront commission advanced at the time of purchase. Starting in the 13th month, your securities dealer may be eligible to receive the full 12b-1 fee applicable to Class A shares.

Payments to intermediaries

The Distributor and its affiliates may pay additional compensation at their own expense and not as an expense of a Fund to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (Financial Intermediaries) in connection with the sale or retention of Fund shares and/or shareholder servicing, including providing the Fund with “shelf space” or a higher profile with the Financial Intermediaries' consultants, salespersons, and customers (distribution assistance). For example, the Distributor or its affiliates may pay additional compensation to Financial Intermediaries for various purposes, including, but not limited to, promoting the sale of Fund shares, maintaining share balances and/or for subaccounting, administrative, or shareholder processing services, marketing, educational support, data, and ticket charges. Such payments are in addition to any distribution fees, service fees, subaccounting fees, and/or transfer agency fees that may be payable by a Fund. The additional payments may be based on factors, including level of sales (based on gross or net sales or some specified minimum sales or some other similar criteria related to sales of a Fund and/or some or all other Delaware Funds), amount of assets invested by the Financial Intermediary's customers (which could include current or aged assets of a Fund and/or some or all other Delaware Funds), a Fund's advisory fees, some other agreed-upon amount, or other measures as determined from time to time by the Distributor. The level of payments made to a qualifying Financial Intermediary in any given year may vary. To the extent permitted by SEC and FINRA rules and other applicable laws and regulations, the Distributor may pay, or allow its affiliates to pay, other promotional incentives or payments to Financial Intermediaries.

Sub-transfer agent/recordkeeping payments may be made to third parties (including affiliates of the Manager) that provide sub-transfer agent, recordkeeping, and/or shareholder services with respect to certain shareholder accounts (including omnibus accounts), or to the shareholder account directly to offset the costs of these services, in lieu of the transfer agent providing such services. For Class R6 shares, the Distributor and its affiliates will generally not pay additional compensation to Financial Intermediaries in connection with the sale or retention of Fund shares and/or shareholder servicing (including sub-transfer agent/recordkeeping payments).

If a mutual fund sponsor or distributor makes greater payments for distribution assistance to your Financial Intermediary with respect to distribution of shares of that particular mutual fund than sponsors or distributors of other mutual funds make to your Financial Intermediary with respect to the distribution of the shares

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of their mutual funds, your Financial Intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund making the higher payments over shares of other mutual funds or over other investment options. In addition, depending on the arrangements in place at any particular time, a Financial Intermediary may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your Financial Intermediary and review carefully any disclosure provided by such Financial Intermediary as to compensation it receives in connection with investment products it recommends or sells to you. A significant purpose of these payments is to increase sales of a Fund's shares. The Manager or its affiliates may benefit from the Distributor's or its affiliates' payment of compensation to Financial Intermediaries through increased fees resulting from additional assets acquired through the sale of Fund shares through Financial Intermediaries. In certain instances, the payments could be significant and may cause a conflict of interest for your Financial Intermediary. Any such payments will not change the NAV or the price of a Fund's shares.

How to reduce your sales charge

We offer a number of ways to reduce or eliminate the front-end sales charge on Class A shares, which may depend on the ability of your financial intermediary or the Funds' transfer agent to support the various ways. Please refer to the “Broker-defined sales charge waiver policies” in this Prospectus and to the SAI for detailed information and eligibility requirements. You can also get additional information from your financial intermediary. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs. You may also need to provide information to your financial intermediary or the Funds in order to qualify for a reduction in sales charges. Such information may include your Delaware Funds holdings in any other accounts, including retirement accounts, held indirectly or through an intermediary, and the names of qualifying family members and their holdings. If you participate in a direct deposit purchase plan or an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchase plans and automatic investment program purchases. We reserve the right to determine whether any purchase is entitled, by virtue of the foregoing, to the reduced sales charge. Institutional Class and Class R6 shares (if applicable) have no upfront sales charge or CDSC so they are not included in the table below.

Letter of intent and rights of accumulation

Through a letter of intent, you agree to invest a certain amount in Delaware Funds over a 13-month period to qualify for reduced front-end sales charges (as set forth in the SAI). Delaware Funds no longer accept retroactive letters of intent.

Effective July 1, 2021, upon your request, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC), as well as the holdings and purchases of your spouse — or equivalent, if recognized under local law — and children under the age of 21 to qualify for reduced front-end sales charges. When submitting the letter of intent or requesting rights of accumulation, you must identify which holdings or purchases you are requesting to be combined to your dealer, the Distributor or BNY Mellon at the time of purchase. You can add the value of any share class that you already own to new share purchases in order to qualify for a reduced sales charge. Please note that depending on the financial intermediary holding your account, this policy may differ from those described in this Prospectus. Please note you cannot combine your holdings or purchases of non-Transaction Funds with Transaction Funds at this time. This feature may be available at a later time.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Reinvestment of redeemed shares

Up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Class A	Class C
Available.	Not available.

81

About your account

SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans

These investment plans may qualify for reduced sales charges by combining the purchases of all members of the group. Members of these groups may also qualify to purchase shares without a front-end sales charge and may qualify for a waiver of any CDSCs on Class A shares.

Class A	Class C
Available.

Although the letter of intent does not apply to the purchase of Class C shares, you can combine your purchase of Class C shares with your purchase of Class A shares to fulfill your letter of intent. Although the rights of accumulation do not apply to the purchase of Class C shares, you can combine the value of your Class C shares with the value of your Class A shares to receive a reduced sales charge.

Buying Class A shares at net asset value

Class A shares of a Fund may be purchased at NAV under the following circumstances, provided that you notify the Fund in advance that the trade qualifies for this privilege. The Funds reserve the right to modify or terminate these arrangements at any time.

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Shares purchased under the Delaware Funds dividend reinvestment plan and, under certain circumstances, the exchange privilege and the 90-day reinvestment privilege.

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Purchases by: (i) current and former officers, Trustees/Directors, and employees of any Delaware Fund, the Manager, any of the Manager's current affiliates and those that may in the future be created, or any predecessor fund to a Delaware Fund, including the funds formerly advised by Foresters Investment Management Company, Inc., Ivy Investment Management Company, Waddell & Reed, or any other fund families acquired or merged into the Delaware Funds; (ii) current employees of legal counsel to Delaware Funds; and (iii) registered representatives, employees, officers, and directors of broker/dealers who have entered into dealer's agreements with the Distributor. At the direction of such persons, their family members (regardless of age), and any employee benefit plan, trust, or other entity directly owned by, controlled by, or established by any of the foregoing may also purchase shares at NAV.

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Purchases by bank employees who provide services in connection with agreements between the bank and unaffiliated brokers or dealers concerning sales of shares of Delaware Funds.

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Purchases by certain officers, trustees, and key employees of institutional clients of the Manager or any of its affiliates.

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Purchases by programs sponsored by, controlled by, and/or clearing transactions submitted through a financial intermediary where: (i) such programs allow or require the purchase of Class A shares; (ii) a financial intermediary has entered into an agreement with the Distributor and/or the transfer agent allowing certain purchases of Class A shares; and (iii) a financial intermediary (1) charges clients an ongoing fee for advisory, investment consulting, or similar services, or (2) offers the Class A shares through a no-commission network or platform. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares through a financial intermediary that offers these programs.

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Purchases for the benefit of the clients of brokers, dealers, and other financial intermediaries if such brokers, dealers, or other financial intermediaries have entered into an agreement with the Distributor providing for the purchase of Class A shares at NAV through self-directed brokerage service platforms or programs. Investors may be charged a fee by their financial intermediary when effecting transactions in Class A shares at NAV through a self-directed investment brokerage service platform or program.

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Purchases by financial institutions investing for the accounts of their trust customers if they are not eligible to purchase shares of the Institutional Class, if applicable.

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Purchases by retirement plans or certain other programs that are maintained or sponsored by financial intermediary firms, provided the financial intermediary firms or their trust companies (or entities performing similar trading/clearing functions) have entered into an agreement with the Distributor (or its affiliates) related to such plans or programs.

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Purchases by certain legacy bank-sponsored retirement plans and certain legacy retirement assets that meet requirements set forth in the SAI.

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Investments made by plan level and/or participant retirement accounts that are for the purpose of repaying a loan taken from such accounts.

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Purchases by certain participants in defined contribution plans and members of their households whose plan assets will be rolled over into IRA accounts (IRA Program) where the financial intermediary has entered into an agreement specifically relating to such IRA Program with the Distributor and/or the transfer agent.

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Purchases by certain participants of particular group retirement plans as described in the SAI.

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Additional purchases by existing shareholders whose accounts were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

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Investments made into an account with no financial intermediary or no longer associated with a financial intermediary may invest in Class A shares without a sales charge.

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Waivers of contingent deferred sales charges

Certain sales charges may be based on historical cost. Therefore, you should maintain any records that substantiate these costs because the Funds, their transfer agent, and financial intermediaries may not maintain this information. Please note that you or your financial intermediary will have to notify us at the time of redemption that the trade qualifies for such waiver. Institutional Class and Class R6 shares do not have CDSCs so they are not included in the list below. Please also see the “Shareholder fees” table in the Fund summary and “Choosing a share class” for more information about applicable CDSCs.

CDSCs for Class A and Class C shares may be waived under the following circumstances, except as noted otherwise:

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Redemptions in accordance with a systematic withdrawal plan: Redemptions in accordance with a systematic withdrawal plan, provided the annual amount selected to be withdrawn under the plan does not exceed 12% of the value of the account on the date that the systematic withdrawal plan was established or modified.

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Redemptions that result from the right to liquidate a shareholder's account: Redemptions that result from the right to liquidate a shareholder's account if the aggregate NAV of the shares held in the account is less than the then-effective minimum account size.

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Section 401(a) qualified retirement plan distributions: Distributions to participants or beneficiaries from a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (Internal Revenue Code).

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Section 401(a) qualified retirement plan redemptions: Redemptions pursuant to the direction of a participant or beneficiary of a retirement plan trading on a recordkeeping platform qualified under Section 401(a) of the Internal Revenue Code with respect to that retirement plan.

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Periodic distributions or systematic withdrawals from a retirement account or qualified plan: Periodic distributions or systematic withdrawals from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans) not subject to a penalty under Section 72(t)(2)(A) of the Internal Revenue Code or a hardship or unforeseen emergency provision in the qualified plan as described in Treas. Reg. §1.401(k)-1(d)(3) and Section 457(d)(1)(A)(iii) of the Internal Revenue Code.

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Returns of excess contributions due to any regulatory limit: Returns of excess contributions due to any regulatory limit from an individual retirement account (traditional IRA, Roth IRA, SIMPLE IRA, SEP, SARSEP, and Coverdell ESA) or a qualified plan1 (401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), and 457 Retirement Plans).

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Distributions by other employee benefit plans: Distributions by other employee benefit plans to pay benefits.

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Distributions from an account of a redemption resulting from death or disability: Distributions from an account of a redemption resulting from the death or disability (as defined in Section 72(t)(2)(A) of the Internal Revenue Code) of a registered owner or a registered joint owner occurring after the purchase of the shares being redeemed. In the case of accounts established under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act or trust accounts, the waiver applies upon the death of all beneficial owners.

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Redemptions by certain legacy retirement assets: Redemptions by certain legacy retirement assets that meet the requirements set forth in the SAI.

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Redemptions in connection with a fund liquidation: Redemptions subsequent to the fund liquidation notice to shareholders.

1 Qualified plans that are fully redeemed at the direction of the plan's fiduciary may be subject to any applicable CDSC or Limited CDSC, unless the redemption is due to the termination of the plan.

How to buy shares

Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of purchasing shares, including opening an account. Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

Complete an investment slip and mail it with your check, made payable to the fund and class of shares you wish to purchase, to Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for investments by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for investments by overnight courier service. If you are making an initial purchase by mail, you must include a completed investment application (or an appropriate retirement plan application if you are opening a retirement account) with your check. Purchase orders will not be accepted at any other address.

Please note that purchase orders submitted by mail will not be considered received until such purchase orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a purchase request to be in “good order,” you must provide the name of the Delaware Fund in which you are investing, your account registration/number (if you are an existing shareholder), and the total

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number of shares or dollar amount of the shares to be purchased, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, deposits in the mail or with such services or receipt at the Funds' post office box, of purchase orders, do not constitute receipt by the Funds or their agent. Please note that the Funds reserve the right to reject any purchase.

By wire

Ask your bank to wire the amount you want to invest to The Bank of New York Mellon, ABA #011001234, bank account #000073-6910. Include your account number, the name of the fund, registered account name, and class of shares in which you want to invest. If you are making an initial purchase by wire, you must first call the Delaware Funds by Macquarie Service Center at 800 523-1918 so we can assign you an account number.

By exchange

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Limitations on exchanges

Shareholders of Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

Through automated shareholder services

You may purchase or exchange shares through our automated telephone service (for Class A shares only), or through our website, delawarefunds.com (for Class A shares only). For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Calculating share price

The price you pay for shares will depend on when we receive your purchase order. If your order is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm Eastern time), you will pay that day's closing Fund share price, which is based on the Fund's NAV. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will pay that day's closing Fund share price. If your order is received after the scheduled close of regular trading on the NYSE, you will pay the next Business Day's closing Fund share price. We reserve the right to reject any purchase order.

We determine the NAV per share for each class of a Delaware Fund at the close of regular trading on the NYSE on each Business Day (normally 4:00pm Eastern time). A Fund does not calculate its NAV on days the NYSE is closed for trading. If the NYSE has an unscheduled early close, a Fund's closing share price would still be determined as of that day's regularly scheduled close of the NYSE. The NAV per share for each class of a fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. We generally price securities and other assets for which market quotations are readily available at their market value. The value of foreign securities may change on days when a shareholder will not be able to purchase or redeem fund shares because foreign markets are open at times and on days when US markets are not. We price fixed income securities on the basis of valuations provided to us by an independent pricing service that uses methods approved by the Board. For all other securities, we use methods approved by the Board that are designed to price securities at their fair market values.

Fair valuation

When the Funds use fair value pricing, they may take into account any factors they deem appropriate. The Funds may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in US futures markets), and/or US sector or broad stock market indices. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The prices of securities used by the Funds to calculate their NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments and it is possible that the fair value determined for a security could be materially different than the value that could be realized upon the sale of that security.

The Funds anticipate using fair value pricing for securities primarily traded on US exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Funds may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Funds value their securities, normally at 4:00pm Eastern

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time or the close of the NYSE. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Funds may frequently value many foreign equity securities using fair value prices based on third-party vendor modeling tools to the extent available.

The Board has delegated responsibility for valuing the Funds' assets to a Pricing Committee of the Manager, which operates under the policies and procedures approved by the Board and is subject to the Board's oversight.

Retirement plans

In addition to being an appropriate investment for your IRA, Roth IRA, and Coverdell Education Savings Account, the Funds may be suitable for group retirement plans. You may establish your IRA account even if you are already a participant in an employer-sponsored retirement plan. For more information on how the Funds can play an important role in your retirement planning or for details about group plans, please consult your financial intermediary, or call the Delaware Funds by Macquarie® Service Center at 800 523-1918.

Document delivery

To reduce fund expenses, we try to identify related shareholders in a household and send only one copy of a fund's financial reports and prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call the Delaware Funds by Macquarie Service Center at 800 523-1918. At any time you may view current prospectuses and financial reports on our website.

Inactive accounts

Please note that your account may be required to transfer to the appropriate state if no activity occurs in the account within the time period specified by state law.

How to redeem shares

Under normal circumstances, each Fund typically meets redemption requests through its holdings of cash or cash equivalents, the sale of portfolio assets, and/or its ability to redeem in kind (when applicable). During stressed market conditions, the Fund may use lines of credit to meet redemption requests.

Availability of these services may be limited by your financial intermediary and by the way your account is registered with Delaware Funds.

When you send us a completed request in good order to redeem or exchange shares and the request is received by an authorized agent or us before the close of regular trading on the NYSE (normally 4:00pm ET), you will receive the NAV next determined after we receive your request. If we receive your request after the close of regular trading on the NYSE, you will receive the NAV next determined on the next Business Day. If the NYSE has an unscheduled early close, we will continue to accept your order until that day's scheduled close of the NYSE and you will receive that day's closing Fund share price. We will deduct any applicable CDSCs. You may also have to pay taxes on the proceeds from your sale of shares. If you purchased your shares by check, those shares are subject to a 15-day hold to ensure your check has cleared. Redemption requests for shares still subject to the hold may be rejected with instructions to resubmit at the conclusion of the holding period.

If you are required to pay a CDSC when you redeem your shares, the amount subject to the fee will be based on the shares' NAV when you purchased them or their NAV when you redeem them, whichever is less. This arrangement ensures that you will not pay a CDSC on any increase in the value of your shares. You also will not pay the charge on any shares acquired by reinvesting dividends or capital gains. If you exchange shares of one fund for shares of another, you do not pay a CDSC at the time of the exchange. If you later redeem those shares, the purchase price for purposes of the CDSC formula will be the price you paid for the original shares, not the exchange price. The redemption price for purposes of this formula will be the NAV of the shares you are actually redeeming.

If you hold your shares in certificates, you must submit the certificates with your request to sell the shares. We recommend that you send your certificates by certified mail.

Redemption proceeds will be distributed promptly, but not later than seven days after receipt of a redemption request (except as noted above). For direct transactions, redemption proceeds are typically paid the next Business Day after receipt of the redemption request. Redemptions submitted by financial intermediaries typically settle between one and three Business Days after receipt, depending on the settlement cycle requested by the financial intermediary. Settlement could be extended as a result of various factors, including but not limited to redemption amount or other market conditions. Please see the SAI for additional information.

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Through your financial intermediary

Your financial intermediary (if applicable) can handle all the details of redeeming your shares (selling them back to a Fund). Your financial intermediary may charge you a separate fee for this service.

Through the Delaware Funds by Macquarie® Service Center

By mail

You may redeem your shares by mail by writing to: Delaware Funds by Macquarie at P.O. Box 9876, Providence, RI 02940-8076 for redemption requests by regular mail or Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 for redemption requests by overnight courier service. Redemption requests will not be accepted at any other address. All owners of the account must sign the request. For redemptions of more than $100,000, you must include a medallion signature guarantee for each owner. Medallion signature guarantees are also required when redemption proceeds are going to an address other than the address of record on the account. Please contact the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information about the medallion signature guarantee requirements.

Please note that redemption orders submitted by mail will not be considered received until such redemption orders arrive at Delaware Funds by Macquarie Service Center at 4400 Computer Drive, Westborough, MA 01581-1722 and are determined to be in good order. For a redemption request to be in “good order,” you must provide the name of the Delaware Fund whose shares you are redeeming, your account number, account registration, and the total number of shares or dollar amount of the transaction. Redemption requests must be signed by the record owner(s) exactly as the shares are registered, along with meeting any requirements set forth in applicable forms, this Prospectus, or the SAI. The Funds do not consider the US Postal Service or other independent delivery services to be their agent. Therefore, redemption requests placed in the mail or with such services or receipt at the Funds' post office box, of redemption requests, do not constitute receipt by the Funds or the transfer agent.

By telephone

You may redeem up to $100,000 of your shares by telephone. You may have the proceeds sent to you in the following ways:

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By check — Sent to your address of record, provided there has not been an address change in the last 30 days.

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By wire — Sent directly to your bank by wire, if you redeem at least $1,000 of shares. If you request a wire transfer, a bank wire fee may be deducted from your proceeds.

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By ACH — Sent via Automated Clearing House (ACH), subject to a $25 minimum.

Bank information must be on file before you request a wire or ACH redemption. Your bank may charge a fee for these services.

Through automated shareholder services

You may redeem shares through our automated telephone service or through our website, delawarefunds.com. For more information about how to sign up for these services, call our Delaware Funds by Macquarie Service Center at 800 523-1918.

Redemptions-in-kind

The Funds have reserved the right to pay for redemptions with portfolio securities under certain conditions. Subsequent sale by an investor receiving a distribution in kind could result in the payment of brokerage commissions and taxable gains (if such investment was held in a taxable account). Investors bear market risks until securities are sold for cash. See the SAI for more information on redemptions-in-kind.

Low balance accounts

For Class A shares, if you redeem shares and your account balance falls below the required account minimum of $1,000 ($250 for IRAs, Roth IRAs, Uniform Gifts to Minors Act and Uniform Transfers to Minors Act accounts, or accounts with automatic investment plans, and $500 for Coverdell Education Savings Accounts) for three or more consecutive months, you will have until the end of the current calendar quarter to raise the balance to the minimum.

For Institutional Class and Class R6 shares, if you redeem shares and your account balance falls below $500, your shares may be redeemed after 60 days' written notice to you.

If your account is not at the minimum for low balance purposes by the required time, you may be charged a $9 fee for that quarter and each quarter after that until your account reaches the minimum balance, or it may be redeemed after 60 days' written notice to you. Any CDSC that would otherwise be applicable will not apply to such a redemption.

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Certain accounts held in omnibus, advisory, or asset-allocation programs or programs offered by certain intermediaries may be opened below the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

If the applicable account falls below the minimum due to market fluctuation, a Fund still reserves the right to liquidate the account.

Investor services

To help make investing with us as easy as possible, and to help you build your investments, we offer the investor services described below. Information about the investor services we offer is available free of charge on the Delaware Funds website at delawarefunds.com, including hyperlinks to relevant information in fund offering documents. Availability of these services may be limited by the way your account is registered with Delaware Funds.

Online account access

Online account access is a password-protected area of the Delaware Funds website that gives you access to your account information and allows you to perform transactions in a secure Internet environment.

Electronic delivery

With Delaware Funds eDelivery, you can receive your fund documents electronically instead of via US mail. When you sign up for eDelivery, you can access your account statements, shareholder reports, and other fund materials online, in a secure Internet environment at any time.

Automatic investment plan

The automatic investment plan allows you to make regular monthly or quarterly investments directly from your bank account.

Direct deposit

With direct deposit, you can make additional investments through payroll deductions, recurring government or private payments such as Social Security, or direct transfers from your bank account.

Systematic exchange option

With the systematic exchange option, you can arrange automatic monthly exchanges between your shares in one or more Delaware Funds. These exchanges are subject to the same rules as regular exchanges (see below) and require a minimum monthly exchange of $100 per fund.

Dividend reinvestment plan

Through the dividend reinvestment plan, you can have your distributions reinvested in your account or the same share class in another Delaware Fund. The shares that you purchase through the dividend reinvestment plan are not subject to a front-end sales charge or to a CDSC. Under most circumstances, you may reinvest dividends only into like classes of shares.

Exchange of shares

You may generally exchange all or part of your shares for shares of the same class of another Delaware Fund without paying a front-end sales charge or a CDSC at the time of the exchange. However, if you exchange shares from a fund that does not have a sales charge, you will pay any applicable sales charge on your new shares. You do not pay sales charges on shares that you acquired through the reinvestment of dividends. You may have to pay taxes on your exchange. When you exchange shares, you are purchasing shares in another fund, so you should be sure to get a copy of the fund's prospectus and read it carefully before buying shares through an exchange. We may refuse the purchase side of any exchange request if, in the Manager's judgment, a fund would be unable to invest effectively in accordance with its investment objective and policies or would otherwise potentially be adversely affected. See “Limitations of Exchanges” section for more information. Please note that depending on the financial intermediary holding your account, this policy may be unavailable or differ from those described in this Prospectus.

On demand service

The on demand service allows you or your financial advisor to transfer money between your Fund account and your predesignated bank account by telephone request. There is a minimum transfer of $25 and a maximum transfer of $100,000. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one.

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Direct deposit service

Through the direct deposit service, you can have $25 or more in dividends and distributions deposited directly into your bank account. Macquarie Investment Management does not charge a fee for this service; however, your bank may assess one. This service is not available for retirement plans.

Systematic withdrawal plan

You can arrange a regular monthly or quarterly payment from your account made to you or someone you designate. If the value of your account is $5,000 or more, you can make withdrawals of at least $25 monthly, or $75 quarterly. You may also have your withdrawals deposited directly to your bank account through the direct deposit service.

The applicable Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan is established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan is established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan.

Frequent trading of Fund shares (market timing and disruptive trading)

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Board has adopted policies and procedures designed to detect, deter, and prevent trading activity detrimental to the Funds and their shareholders, such as market timing and disruptive trading. The Funds will consider anyone who follows a pattern of market timing in any Delaware Fund or the Optimum Fund Trust to be a market timer and may consider anyone who has followed a similar pattern of market timing at an unaffiliated fund family to be a market timer.

Market timing of a fund occurs when investors make consecutive, rapid, short-term “round trips” — that is, purchases into a fund followed quickly by redemptions out of that fund. A short-term round trip is considered any redemption of fund shares within 20 Business Days of a purchase of that fund's shares. If you make a second such short-term round trip in a fund within 90 rolling calendar days of a previous short-term round trip in that fund, you may be considered a market timer. In determining whether market timing has occurred, the Funds consider short-term round trips to include rapid purchases and sales of Fund shares through the exchange privilege. The Funds reserve the right to consider other trading patterns to be market timing.

Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, the Funds will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. The Funds reserve the right to restrict or reject, without prior notice, any purchase order or exchange order for any reason, including any purchase order or exchange order accepted by any shareholder's financial intermediary or in any omnibus-type account. Transactions placed in violation of the Funds' market timing policy are not necessarily deemed accepted by the Funds and may be rejected by a Fund on the next Business Day following receipt by a Fund.

Redemptions will continue to be permitted in accordance with the Funds' then-current prospectus. A redemption of shares under these circumstances could be costly to a shareholder if, for example, the shares have declined in value, the shareholder recently paid a front-end sales charge, the shares are subject to a CDSC, or the sale results in adverse tax consequences. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Each Fund reserves the right to modify this policy at any time without notice, including modifications to a Fund's monitoring procedures and the procedures to close accounts to new purchases. Although the implementation of this policy involves certain judgments that are inherently subjective and may be selectively applied, the Funds seek to make judgments and applications that are consistent with the interests of each Fund's shareholders. While the Funds will take actions designed to detect and prevent market timing, there can be no assurance that such trading activity will be completely eliminated. Moreover, a Fund's market timing policy does not require the Fund to take action in response to frequent trading activity. If a Fund elects not to take any action in response to frequent trading, such frequent trading activity could continue.

Risks of market timing

By realizing profits through short-term trading, shareholders who engage in rapid purchases and sales or exchanges of the Funds' shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, a Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of a Fund's shares may also force a Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. This could adversely affect a Fund's performance, if, for example, a Fund incurs increased brokerage costs and realization of taxable capital gains without attaining any investment advantage.

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Any fund may be subject to disruptive trading activity. However, a fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a fund calculates its NAV (normally 4:00pm Eastern time or the close of the NYSE). Developments that occur between the closing of the foreign market and a fund's NAV calculation may affect the value of these foreign securities. The time-zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in fund share prices that are based on closing prices of foreign securities established some time before a fund calculates its own share price.

Any fund that invests in securities that are thinly traded, traded infrequently, or relatively illiquid has the risk that the securities prices used to calculate the fund's NAV may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences. Funds that may be adversely affected by such arbitrage include, in particular, funds that significantly invest in small-cap securities, technology, and other specific industry sector securities, and in certain fixed income securities, such as high yield bonds, asset-backed securities, or municipal bonds.

Transaction monitoring procedures

Each Fund, through its transfer agent, maintains surveillance procedures designed to detect excessive or short-term trading in Fund shares. This monitoring process involves several factors, which include scrutinizing transactions in Fund shares for violations of the Funds' market timing policy or other patterns of short-term or excessive trading. For purposes of these transaction monitoring procedures, the Funds may consider trading activity by multiple accounts under common ownership, control, or influence to be trading by a single entity. Trading activity identified by these factors, or as a result of any other available information, will be evaluated to determine whether such activity might constitute market timing. These procedures may be modified from time to time to help improve the detection of excessive or short-term trading or to address other concerns. Such changes may be necessary or appropriate, for example, to deal with issues specific to certain retirement plans; plan exchange limits; US Department of Labor regulations; certain automated or pre-established exchange, asset-allocation, or dollar-cost-averaging programs; or omnibus account arrangements.

Omnibus account arrangements are common forms of holding shares of the Funds, particularly among certain broker/dealers and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Funds will attempt to have financial intermediaries apply the Funds' monitoring procedures to these omnibus accounts and to the individual participants in such accounts. However, the Funds' ability to detect frequent trading activities by investors that hold shares through financial intermediaries may be limited by the ability and/or willingness of such intermediaries to monitor for these activities. To the extent that a financial intermediary is not able or willing to monitor or enforce the Funds' frequent trading policy with respect to an omnibus account, the Funds' transfer agent may work with certain intermediaries (such as investment dealers holding shareholder accounts in street name, retirement plan recordkeepers, insurance company separate accounts, and bank trust companies) to apply their own procedures, provided that the Funds' transfer agent believes the intermediary's procedures are reasonably designed to enforce the Funds' frequent trading policies. You should refer to disclosures provided by the intermediaries with which you have an account to determine the specific trading restrictions that apply to you. If the Funds' transfer agent identifies any activity that may constitute frequent trading, it reserves the right to contact the intermediary and request that the intermediary either provide information regarding an account owner's transactions or restrict the account owner's trading. There is no assurance that the information received by the Funds from a financial intermediary will be sufficient to effectively detect or deter excessive trading in omnibus accounts. If the Funds' transfer agent is not satisfied that the intermediary has taken appropriate action, the transfer agent may terminate the intermediary's ability to transact in Fund shares, or restrict individual trading activity as applicable.

Limitations on ability to detect and curtail market timing

Shareholders seeking to engage in market timing may employ a variety of strategies to avoid detection and, despite the efforts of the Funds and their agents to detect market timing in Fund shares, there is no guarantee that the Funds will be able to identify these shareholders or curtail their trading practices. In particular, the Funds may not be able to detect market timing attributable to a particular investor who effects purchase, redemption, and/or exchange activity in Fund shares through omnibus accounts. The difficulty of detecting market timing may be further compounded if these entities utilize multiple tiers or omnibus accounts.

Dividends, distributions, and taxes

Dividends and distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes to you. Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends: monthly for Delaware Total Return Fund; quarterly for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Growth and Income Fund, and Delaware Premium Income Fund; and annually for Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, and Delaware Growth Equity Fund. Each Fund will distribute net realized capital gains, if any, at least annually. A Fund may distribute such income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on

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the Fund. The amount of any distribution will vary, and there is no guarantee a Fund will pay either an income dividend or a capital gains distribution. We automatically reinvest all dividends and any capital gains, unless you direct us to do otherwise.

Annual statements

Each year, the Funds will send you an annual statement (Form 1099) of your account activity to assist you in completing your federal, state, and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. Prior to issuing your statement, the Funds make every effort to reduce the number of corrected forms mailed to you. However, if a Fund finds it necessary to reclassify its distributions or adjust the cost basis of any covered shares (defined below) sold or exchanged after you receive your tax statement, the Fund will send you a corrected Form 1099.

Avoid “buying a dividend”

At the time you purchase your Fund shares, a Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Tax considerations

Fund distributions. Each Fund expects, based on its investment objective and strategies, that its distributions, if any, will be taxable as ordinary income, capital gains, or some combination of both. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. A portion of income dividends reported by a Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain tax rates provided certain holding period requirements are met.

The use of derivatives by a Fund may cause the Fund to realize higher amounts of ordinary income or short-term capital gain, distributions from which are taxable to individual shareholders at ordinary income tax rates rather than at the more favorable tax rates for long-term capital gain. Additionally, other rules applicable to derivative contracts may accelerate the recognition of income or gains to the Fund, defer losses to the Fund, and cause adjustments in the holding periods of the Fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through to you as a foreign tax credit.

Sale or redemption of Fund shares. A sale or redemption of Fund shares is a taxable event and, accordingly, a capital gain or loss may be recognized. For tax purposes, an exchange of your Fund shares for shares of a different Delaware Fund is the same as a sale. The Funds are required to report to you and the Internal Revenue Service (IRS) annually on Form 1099-B not only the gross proceeds of Fund shares you sell or redeem but also the cost basis of Fund shares you sell or redeem that were purchased or acquired on or after January 1, 2012 (“covered shares”). Cost basis will be calculated using the Funds' default method, unless you instruct a Fund to use a different calculation method. Shareholders should carefully review the cost basis information provided by the Funds and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns. If your account is held by your investment representative (financial advisor or other broker), please contact that representative with respect to reporting of cost basis and available elections for your account. Tax-advantaged retirement accounts will not be affected. Additional information and updates regarding cost basis reporting and available shareholder elections will be on the Delaware Funds website at delawarefunds.com as the information becomes available.

Medicare tax. An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of US individuals, estates and trusts to the extent that such person's “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Backup withholding. By law, if you do not provide a Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains, or proceeds from the sale of your shares. A Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

State and local taxes. Fund distributions and gains from the sale or exchange of your Fund shares generally are subject to state and local taxes.

Non-US investors. Non-US investors may be subject to US withholding tax at a 30% or lower treaty rate and US estate tax and are subject to special US tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from US withholding tax are provided for certain capital gain

90

dividends paid by a Fund from net long-term capital gains, if any, interest-related dividends paid by the Fund from its qualified net interest income from US sources and short-term capital gain dividends, if such amounts are reported by the Fund. However, notwithstanding such exemptions from US withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Other reporting and withholding requirements. Under the Foreign Account Tax Compliance Act (FATCA), each Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions or nonfinancial foreign entities, that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the US Department of the Treasury of US-owned foreign investment accounts. After December 31, 2018, FATCA withholding would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). A Fund may disclose the information that it receives from its shareholders to the IRS, non-US taxing authorities or other parties as necessary to comply with FATCA or similar laws. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

This discussion of “Dividends, distributions, and taxes” is not intended or written to be used as tax advice. Because everyone's tax situation is unique, you should consult your tax professional about federal, state, local, or foreign tax consequences before making an investment in a Fund.

91

About your account

Certain management considerations

Investments by fund of funds and similar investment vehicles

The Funds may accept investments from funds of funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models. A “529 Plan” is a college savings program that operates under Section 529 of the Code. Asset allocation models include the Delaware Funds by Macquarie® Premier Advisor Platform, which offers asset allocation models using a mix of Delaware Funds. From time to time, a Fund may experience large investments or redemptions due to allocations or rebalancings by these funds of funds and/or similar investment vehicles. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. For example, a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover.

92

Financial highlights

The financial highlights tables are intended to help you understand the financial performance of the Funds and the Predecessor Funds for the past five years or, if shorter, the period of a Class's operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Funds or the Predecessor Funds (assuming reinvestment of all dividends and distributions). The information for the fiscal years ended after October 4, 2019 has been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with the Funds' financial statements, is included in the Funds' annual report, which is available upon request by calling 800 523-1918. The information for the fiscal years ended prior to October 4, 2019 has been audited by the Funds' prior independent registered accounting firm.

Prior to the Reorganization which occurred after the close of business on October 4, 2019, the Funds had no investment operations. The Funds are successors to the Predecessor Funds. The financial highlights information for the Funds' Institutional Class shares are based on the financial history of Advisor Class shares of the Predecessor Funds, which were reorganized into the Funds' Institutional Class shares. The financial highlights information for the Funds' Class R6 shares are based on the financial history of the Institutional Class of the Predecessor Funds, which were reorganized into the Funds' Class R6 shares. The Funds commenced operations after the close of business on October 4, 2019. The financial highlights information presented for the Funds includes the financial history of the Predecessor Funds.

Delaware Covered Call Strategy Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.99	$11.81	$11.83	$11.18	$10.36
Income (loss) from investment operations:
Net investment income[2]	0.06	0.13	0.12	0.11	0.10
Net realized and unrealized gain (loss)	2.14	(0.82)	(0.02)	0.64	0.85
Total from investment operations	2.20	(0.69)	0.10	0.75	0.95
Less dividends and distributions from:
Net investment income	(0.07)	(0.13)	(0.12)	(0.10)	(0.11)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.07)	(0.13)	(0.12)	(0.10)	(0.13)
Net asset value, end of period	$13.12	$10.99	$11.81	$11.83	$11.18
Total return[3]	20.11%	(5.75% )	0.97%	6.79%	9.17%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$95,583	$121,566	$211,777	$237,103	$167,906
Ratio of expenses to average net assets[4]	1.31%	1.32%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.35%	1.37%	1.28%	1.28%	1.36%
Ratio of net investment income to average net assets	0.51%	1.15%	1.11%	0.95%	1.18%
Ratio of net investment income to average net assets prior to fees waived	0.47%	1.10%	1.13%	0.97%	1.12%
Portfolio turnover	41%	49%	34%	107%	121%

[1]

On October 4, 2019, Class A shares of First Investors Covered Call Strategy Fund were reorganized into Class A shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

93

Financial highlights

Delaware Covered Call Strategy Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.96	$11.78	$11.80	$11.16	$10.34
Income (loss) from investment operations:
Net investment income[2]	0.09	0.15	0.16	0.14	0.13
Net realized and unrealized gain (loss)	2.14	(0.81)	(0.02)	0.64	0.86
Total from investment operations	2.23	(0.66)	0.14	0.78	0.99
Less dividends and distributions from:
Net investment income	(0.11)	(0.16)	(0.16)	(0.14)	(0.15)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.11)	(0.16)	(0.16)	(0.14)	(0.17)
Net asset value, end of period	$13.08	$10.96	$11.78	$11.80	$11.16
Total return[3]	20.40%	(5.54% )	1.25%	7.09%	9.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,606	$37,887	$66,252	$114,275	$109,360
Ratio of expenses to average net assets[4]	1.07%	1.10%	1.00%	0.97%	0.97%
Ratio of expenses to average net assets prior to fees waived[4]	1.10%	1.12%	0.96%	1.03%	1.06%
Ratio of net investment income to average net assets	0.75%	1.38%	1.41%	1.25%	1.53%
Ratio of net investment income to average net assets prior to fees waived	0.72%	1.36%	1.45%	1.19%	1.44%
Portfolio turnover	41%	49%	34%	107%	121%

[1]

On October 4, 2019, Advisor Class shares of First Investors Covered Call Strategy Fund were reorganized into Institutional Class shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

94

Delaware Covered Call Strategy Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$10.91	$11.69	$11.72	$11.17	$10.35
Income (loss) from investment operations:
Net investment income[2]	0.12	0.18	0.17	0.16	0.16
Net realized and unrealized gain (loss)	2.12	(0.81)	(0.02)	0.63	0.85
Total from investment operations	2.24	(0.63)	0.15	0.79	1.01
Less dividends and distributions from:
Net investment income	(0.12)	(0.15)	(0.18)	(0.24)	(0.17)
Net realized gain	—	—	—	—	(0.02)
Total dividends and distributions	(0.12)	(0.15)	(0.18)	(0.24)	(0.19)
Net asset value, end of period	$13.03	$10.91	$11.69	$11.72	$11.17
Total return[3]	20.57%	(5.30% )	1.42%	7.19%	9.77%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$48	$236	$1,477	$2,913	$7,334
Ratio of expenses to average net assets[4]	0.88%	0.89%	0.87%	0.84%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.02%	1.07%	0.90%	0.89%	0.96%
Ratio of net investment income to average net assets	1.02%	1.64%	1.54%	1.38%	1.65%
Ratio of net investment income to average net assets prior to fees waived	0.88%	1.46%	1.51%	1.33%	1.53%
Portfolio turnover	41%	49%	34%	107%	121%

[1]

On October 4, 2019, Institutional Class shares of First Investors Covered Call Strategy Fund were reorganized into Class R6 shares of Delaware Covered Call Strategy Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Covered Call Strategy Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

95

Financial highlights

Delaware Equity Income Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.24	$9.68	$11.09	$10.71	$9.72
Income (loss) from investment operations:
Net investment income[2]	0.14	0.11	0.15	0.26	0.16
Net realized and unrealized gain (loss)	1.69	(0.51)	(0.16)	0.65	1.22
Total from investment operations	1.83	(0.40)	(0.01)	0.91	1.38
Less dividends and distributions from:
Net investment income	(0.10)	(0.13)	(0.26)	(0.17)	(0.21)
Net realized gain	(0.45)	(2.91)	(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.55)	(3.04)	(1.40)	(0.53)	(0.39)
Net asset value, end of period	$7.52	$6.24	$9.68	$11.09	$10.71
Total return[3]	30.49% [4]	(7.89% )	1.83%	8.68%	14.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$290,191	$304,917	$468,634	$545,810	$564,918
Ratio of expenses to average net assets[5]	1.12%	1.16%	1.19%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.13%	1.16%	1.19%	1.20%	1.20%
Ratio of net investment income to average net assets	1.90%	1.56%	1.58%	2.42%	1.58%
Ratio of net investment income to average net assets prior to fees waived	1.89%	1.56%	1.58%	2.42%	1.58%
Portfolio turnover	57%	114% [6]	39%	35%	15%

[1]

On October 4, 2019, Class A shares of First Investors Equity Income Fund were reorganized into Class A shares of Delaware Equity Income Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

96

Delaware Equity Income Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.28	$9.73	$11.16	$10.77	$9.74
Income (loss) from investment operations:
Net investment income[2]	0.16	0.13	0.20	0.31	0.19
Net realized and unrealized gain (loss)	1.71	(0.53)	(0.20)	0.65	1.23
Total from investment operations	1.87	(0.40)	—	0.96	1.42
Less dividends and distributions from:
Net investment income	(0.12)	(0.14)	(0.29)	(0.21)	(0.21)
Net realized gain	(0.45)	(2.91)	(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.57)	(3.05)	(1.43)	(0.57)	(0.39)
Net asset value, end of period	$7.58	$6.28	$9.73	$11.16	$10.77
Total return[3]	30.91% [4]	(7.72%) [4]	1.97%	9.09%	14.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,794	$926	$1,786	$80,387	$71,611
Ratio of expenses to average net assets[5]	0.85%	0.89%	0.86%	0.85%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%	0.94%	0.86%	0.85%	0.84%
Ratio of net investment income to average net assets	2.21%	1.86%	2.08%	2.79%	1.94%
Ratio of net investment income to average net assets prior to fees waived	2.18%	1.81%	2.08%	2.79%	1.94%
Portfolio turnover	57%	114% [6]	39%	35%	15%

[1]

On October 4, 2019, Advisor Class shares of First Investors Equity Income Fund were reorganized into Institutional Class shares of Delaware Equity Income Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

97

Financial highlights

Delaware Equity Income Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.23	$9.67	$11.12	$10.72	$9.78
Income (loss) from investment operations:
Net investment income[2]	0.16	0.14	0.19	0.31	0.37
Net realized and unrealized gain (loss)	1.69	(0.52)	(0.17)	0.66	1.06
Total from investment operations	1.85	(0.38)	0.02	0.97	1.43
Less dividends and distributions from:
Net investment income	(0.12)	(0.15)	(0.33)	(0.21)	(0.31)
Net realized gain	(0.45)	(2.91)	(1.14)	(0.36)	(0.18)
Total dividends and distributions	(0.57)	(3.06)	(1.47)	(0.57)	(0.49)
Net asset value, end of period	$7.51	$6.23	$9.67	$11.12	$10.72
Total return[3]	30.91% [4]	(7.54%) [4]	2.18%	9.21%	14.84%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21	$679	$1,411	$2,499	$2,193
Ratio of expenses to average net assets[5]	0.81%	0.82%	0.81%	0.80%	0.80%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.88%	0.81%	0.80%	0.80%
Ratio of net investment income to average net assets	2.46%	1.92%	1.94%	2.81%	2.02%
Ratio of net investment income to average net assets prior to fees waived	2.45%	1.86%	1.94%	2.81%	2.02%
Portfolio turnover	57%	114% [6]	39%	35%	15%

[1]

On October 4, 2019, Institutional Class shares of First Investors Equity Income Fund were reorganized into Class R6 shares of Delaware Equity Income Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Equity Income Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

98

Delaware Global Equity Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.67	$7.50	$8.81	$8.60	$7.30
Income (loss) from investment operations:
Net investment income (loss)[2]	0.07	0.06	0.04	(0.01)	0.02
Net realized and unrealized gain (loss)	0.73	0.23	(0.35)	0.89	1.29
Total from investment operations	0.80	0.29	(0.31)	0.88	1.31
Less dividends and distributions from:
Net investment income	(0.07)	(0.08)	—	(0.04)	(0.01)
Net realized gain	(0.27)	(1.04)	(1.00)	(0.63)	—
Total dividends and distributions	(0.34)	(1.12)	(1.00)	(0.67)	(0.01)
Net asset value, end of period	$7.13	$6.67	$7.50	$8.81	$8.60
Total return[3]	12.11%	3.89% [4]	(1.48%) [4]	10.69% [4]	17.99% [4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$233,850	$271,088	$344,592	$393,697	$379,176
Ratio of expenses to average net assets[5]	1.36%	1.41%	1.44%	1.43%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%	1.42%	1.46%	1.48%	1.49%
Ratio of net investment income (loss) to average net assets	0.94%	0.86%	0.55%	(0.16% )	0.30%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.94%	0.85%	0.53%	(0.21% )	0.25%
Portfolio turnover	34%	128%	119%	132%	117%

[1]

On October 4, 2019, Class A shares of First Investors Global Fund were reorganized into Class A shares of Delaware Global Equity Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

99

Financial highlights

Delaware Global Equity Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.97	$7.74	$9.03	$8.78	$7.43
Income (loss) from investment operations:
Net investment income[2]	0.09	0.07	0.07	0.02	0.06
Net realized and unrealized gain (loss)	0.77	0.25	(0.36)	0.91	1.31
Total from investment operations	0.86	0.32	(0.29)	0.93	1.37
Less dividends and distributions from:
Net investment income	(0.08)	(0.05)	—	(0.05)	(0.02)
Net realized gain	(0.27)	(1.04)	(1.00)	(0.63)	—
Total dividends and distributions	(0.35)	(1.09)	(1.00)	(0.68)	(0.02)
Net asset value, end of period	$7.48	$6.97	$7.74	$9.03	$8.78
Total return[3]	12.54%	4.24%	(1.20% )	11.03%	18.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$15,345	$17,475	$75,077	$228,234	$191,839
Ratio of expenses to average net assets[4]	1.07%	1.09%	1.09%	1.05%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.11%	1.18%	1.11%	1.10%	1.09%
Ratio of net investment income to average net assets	1.24%	0.93%	0.95%	0.25%	0.70%
Ratio of net investment income to average net assets prior to fees waived	1.20%	0.84%	0.93%	0.20%	0.65%
Portfolio turnover	34%	128%	119%	132%	117%

[1]

On October 4, 2019, Advisor Class shares of First Investors Global Fund were reorganized into Institutional Class shares of Delaware Global Equity Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

100

Delaware Global Equity Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$6.98	$7.80	$9.08	$8.82	$7.47
Income (loss) from investment operations:
Net investment income[2]	0.02	0.08	0.07	0.03	0.06
Net realized and unrealized gain (loss)	0.85	0.25	(0.35)	0.91	1.31
Total from investment operations	0.87	0.33	(0.28)	0.94	1.37
Less dividends and distributions from:
Net investment income	—	(0.11)	—	(0.05)	(0.02)
Net realized gain	(0.27)	(1.04)	(1.00)	(0.63)	—
Total dividends and distributions	(0.27)	(1.15)	(1.00)	(0.68)	(0.02)
Net asset value, end of period	$7.58	$6.98	$7.80	$9.08	$8.82
Total return[3]	12.61%	4.32%	(1.08% )	11.12%	18.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$138	$1,317	$1,946	$4,419	$3,800
Ratio of expenses to average net assets[4]	1.02%	1.03%	1.02%	1.00%	1.00%
Ratio of expenses to average net assets prior to fees waived[4]	1.05%	1.13%	1.04%	1.05%	1.05%
Ratio of net investment income to average net assets	0.31%	1.21%	0.95%	0.29%	0.74%
Ratio of net investment income to average net assets prior to fees waived	0.28%	1.11%	0.93%	0.24%	0.69%
Portfolio turnover	34%	128%	119%	132%	117%

[1]

On October 4, 2019, Institutional Class shares of First Investors Global Fund were reorganized into Class R6 shares of Delaware Global Equity Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Global Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

101

Financial highlights

Delaware Growth and Income Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.94	$19.85	$24.41	$23.30	$21.51
Income (loss) from investment operations:
Net investment income[2]	0.25	0.23	0.27	0.26	0.25
Net realized and unrealized gain (loss)	3.34	(0.95)	(0.54)	2.11	2.66
Total from investment operations	3.59	(0.72)	(0.27)	2.37	2.91
Less dividends and distributions from:
Net investment income	(0.21)	(0.25)	(0.27)	(0.32)	(0.37)
Net realized gain	(0.70)	(6.94)	(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.91)	(7.19)	(4.29)	(1.26)	(1.12)
Net asset value, end of period	$14.62	$11.94	$19.85	$24.41	$23.30
Total return[3]	30.89%	(7.99% )	2.02%	10.35%	13.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,037,062	$1,023,821	$1,464,393	$1,653,563	$1,675,590
Ratio of expenses to average net assets[4]	1.07%	1.10%	1.13%	1.14%	1.15%
Ratio of net investment income to average net assets	1.82%	1.71%	1.37%	1.08%	1.13%
Portfolio turnover	51%	113% [5]	55%	34%	16%

[1]

On October 4, 2019, Class A shares of First Investors Growth & Income Fund were reorganized into Class A shares of Delaware Growth and Income Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

102

Delaware Growth and Income Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.99	$19.87	$24.58	$23.46	$21.67
Income (loss) from investment operations:
Net investment income[2]	0.29	0.30	0.33	0.35	0.33
Net realized and unrealized gain (loss)	3.34	(0.98)	(0.55)	2.11	2.69
Total from investment operations	3.63	(0.68)	(0.22)	2.46	3.02
Less dividends and distributions from:
Net investment income	(0.28)	(0.26)	(0.47)	(0.40)	(0.48)
Net realized gain	(0.70)	(6.94)	(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.98)	(7.20)	(4.49)	(1.34)	(1.23)
Net asset value, end of period	$14.64	$11.99	$19.87	$24.58	$23.46
Total return[3]	31.19%	(7.68%) [4]	2.26%	10.73%	14.42%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,804	$4,063	$21,597	$142,220	$166,851
Ratio of expenses to average net assets[5]	0.82%	0.85%	0.83%	0.79%	0.78%
Ratio of expenses to average net assets prior to fees waived[5]	0.82%	0.86%	0.83%	0.79%	0.78%
Ratio of net investment income to average net assets	2.08%	1.98%	1.66%	1.44%	1.50%
Ratio of net investment income to average net assets prior to fees waived	2.08%	1.97%	1.66%	1.44%	1.50%
Portfolio turnover	51%	113% [6]	55%	34%	16%

[1]

On October 4, 2019, Advisor Class shares of First Investors Growth & Income Fund were reorganized into Institutional Class shares of Delaware Growth and Income Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

103

Financial highlights

Delaware Growth and Income Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$12.01	$19.92	$24.52	$23.39	$21.58
Income (loss) from investment operations:
Net investment income[2]	0.30	0.29	0.35	0.36	0.34
Net realized and unrealized gain (loss)	3.35	(0.96)	(0.56)	2.12	2.67
Total from investment operations	3.65	(0.67)	(0.21)	2.48	3.01
Less dividends and distributions from:
Net investment income	(0.24)	(0.30)	(0.37)	(0.41)	(0.45)
Net realized gain	(0.70)	(6.94)	(4.02)	(0.94)	(0.75)
Total dividends and distributions	(0.94)	(7.24)	(4.39)	(1.35)	(1.20)
Net asset value, end of period	$14.72	$12.01	$19.92	$24.52	$23.39
Total return[3]	31.25% [4]	(7.63%) [4]	2.34%	10.85%	14.47%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$192	$2,710	$5,597	$11,067	$10,839
Ratio of expenses to average net assets[5]	0.75%	0.76%	0.75%	0.74%	0.74%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.81%	0.75%	0.74%	0.74%
Ratio of net investment income to average net assets	2.29%	2.07%	1.75%	1.49%	1.54%
Ratio of net investment income to average net assets prior to fees waived	2.28%	2.02%	1.75%	1.49%	1.54%
Portfolio turnover	51%	113% [6]	55%	34%	16%

[1]

On October 4, 2019, Institutional Class shares of First Investors Growth & Income Fund were reorganized into Class R6 shares of Delaware Growth and Income Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Growth & Income Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

104

Delaware Hedged U.S. Equity Opportunities Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18		9/30/17
Net asset value, beginning of period	$11.61	$12.36	$11.90	$10.77		$9.91
Income (loss) from investment operations:
Net investment loss[2]	(0.05)	(0.02)	(0.01)	(0.03)		(0.02)
Net realized and unrealized gain	1.55	1.23	0.68	1.16		0.88
Total from investment operations	1.50	1.21	0.67	1.13		0.86
Less dividends and distributions from:
Net investment income	—	(0.05)	—	—		—
Net realized gain	(2.91)	(1.91)	(0.21)	—		—
Total dividends and distributions	(2.91)	(1.96)	(0.21)	—		—
Net asset value, end of period	$10.20	$11.61	$12.36	$11.90		$10.77
Total return[3]	14.35%	10.91%	5.92%	10.49%		8.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,084	$55,603	$78,297	$66,746		$44,228
Ratio of expenses to average net assets[4]	1.64%	1.66%	1.75%	1.75%		1.75%
Ratio of expenses to average net assets prior to fees waived[4]	1.80%	1.85%	1.68%	1.76%		2.09%
Ratio of net investment loss to average net assets	(0.48% )	(0.14% )	(0.05% )	(0.22%	)	(0.21%	)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.64% )	(0.33% )	0.02%	(0.23%	)	(0.55%	)
Portfolio turnover	60%	109%	124%	56%		75%

[1]

On October 4, 2019, Class A shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class A shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

105

Financial highlights

Delaware Hedged U.S. Equity Opportunities Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.79	$12.48	$11.99	$10.81	$9.91
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.02	0.03	0.02	0.01
Net realized and unrealized gain	1.59	1.25	0.67	1.16	0.89
Total from investment operations	1.57	1.27	0.70	1.18	0.90
Less dividends and distributions from:
Net investment income	—	(0.05)	— [3]	—	—	[3]
Net realized gain	(2.91)	(1.91)	(0.21)	—	—
Total dividends and distributions	(2.91)	(1.96)	(0.21)	—	—	[3]
Net asset value, end of period	$10.45	$11.79	$12.48	$11.99	$10.81
Total return[4]	14.79%	11.28%	6.14%	10.92%	9.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$24,625	$19,229	$44,543	$94,955	$33,770
Ratio of expenses to average net assets[5]	1.30%	1.33%	1.42%	1.42%	1.42%
Ratio of expenses to average net assets prior to fees waived[5]	1.56%	1.62%	1.39%	1.40%	1.76%
Ratio of net investment income (loss) to average net assets	(0.15% )	0.21%	0.27%	0.16%	0.10%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.41% )	(0.08% )	0.30%	0.18%	(0.24%	)
Portfolio turnover	60%	109%	124%	56%	75%

[1]

On October 4, 2019, Advisor Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Institutional Class shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

106

Delaware Hedged U.S. Equity Opportunities Fund

	Year ended
Class R6 shares	9/30/21		9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$11.80		$12.53	$12.01	$10.82	$9.91
Income from investment operations:
Net investment income[2]	—	[3]	0.04	0.04	0.02	0.02
Net realized and unrealized gain	1.58		1.24	0.69	1.17	0.89
Total from investment operations	1.58		1.28	0.73	1.19	0.91
Less dividends and distributions from:
Net investment income	—		(0.10)	— [3]	—	—	[3]
Net realized gain	(2.91)		(1.91)	(0.21)	—	—
Total dividends and distributions	(2.91)		(2.01)	(0.21)	—	—	[3]
Net asset value, end of period	$10.47		$11.80	$12.53	$12.01	$10.82
Total return[4]	14.92%		11.41%	6.39%	11.00%	9.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17		$91	$341	$574	$472
Ratio of expenses to average net assets[5]	1.20%		1.23%	1.31%	1.31%	1.31%
Ratio of expenses to average net assets prior to fees waived[5]	1.49%		1.57%	1.30%	1.39%	1.74%
Ratio of net investment income (loss) to average net assets	(0.05%	)	0.31%	0.37%	0.21%	0.23%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.34%	)	(0.03% )	0.38%	0.13%	(0.20%	)
Portfolio turnover	60%		109%	124%	56%	75%

[1]

On October 4, 2019, Institutional Class shares of First Investors Hedged U.S. Equity Opportunities Fund were reorganized into Class R6 shares of Delaware Hedged U.S. Equity Opportunities Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Hedged U.S. Equity Opportunities Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

107

Financial highlights

Delaware Opportunity Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$23.26	$37.79	$42.06	$41.86	$37.29
Income (loss) from investment operations:
Net investment income[2]	0.43	0.16	0.12	0.39	0.11
Net realized and unrealized gain (loss)	10.48	(3.01)	(0.60)	2.31	6.03
Total from investment operations	10.91	(2.85)	(0.48)	2.70	6.14
Less dividends and distributions from:
Net investment income	(0.23)	(0.24)	(0.38)	(0.12)	(0.22)
Net realized gain	—	(11.44)	(3.41)	(2.38)	(1.35)
Total dividends and distributions	(0.23)	(11.68)	(3.79)	(2.50)	(1.57)
Net asset value, end of period	$33.94	$23.26	$37.79	$42.06	$41.86
Total return[3]	47.10%	(13.31%) [4]	0.80%	6.49%	16.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$660,973	$599,543	$915,339	$1,010,312	$1,002,618
Ratio of expenses to average net assets[5]	1.20%	1.21%	1.20%	1.20%	1.20%
Ratio of expenses to average net assets prior to fees waived[5]	1.20%	1.24%	1.20%	1.20%	1.20%
Ratio of net investment income to average net assets	1.40%	0.62%	0.32%	0.93%	0.27%
Ratio of net investment income to average net assets prior to fees waived	1.40%	0.59%	0.32%	0.93%	0.27%
Portfolio turnover	13%	120%[6]	47%	35%	32%

[1]

On October 4, 2019, Class A shares of First Investors Opportunity Fund were reorganized into Class A shares of Delaware Opportunity Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

108

Delaware Opportunity Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$24.37	$38.75	$42.91	$42.56	$37.79
Income (loss) from investment operations:
Net investment income[2]	0.52	0.24	0.23	0.61	0.24
Net realized and unrealized gain (loss)	10.99	(3.18)	(0.58)	2.27	6.12
Total from investment operations	11.51	(2.94)	(0.35)	2.88	6.36
Less dividends and distributions from:
Net investment income	(0.30)	—	(0.40)	(0.15)	(0.24)
Net realized gain	—	(11.44)	(3.41)	(2.38)	(1.35)
Total dividends and distributions	(0.30)	(11.44)	(3.81)	(2.53)	(1.59)
Net asset value, end of period	$35.58	$24.37	$38.75	$42.91	$42.56
Total return[3]	47.50% [4]	(13.04%) [4]	1.14%	6.82%	17.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,083	$2,490	$10,325	$149,481	$81,773
Ratio of expenses to average net assets[5]	0.90%	0.95%	0.92%	0.89%	0.88%
Ratio of expenses to average net assets prior to fees waived[5]	0.95%	1.04%	0.92%	0.89%	0.88%
Ratio of net investment income to average net assets	1.59%	0.83%	0.62%	1.42%	0.59%
Ratio of net investment income to average net assets prior to fees waived	1.54%	0.74%	0.62%	1.42%	0.59%
Portfolio turnover	13%	120% [6]	47%	35%	32%

[1]

On October 4, 2019, Advisor Class shares of First Investors Opportunity Fund were reorganized into Institutional Class shares of Delaware Opportunity Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

109

Financial highlights

Delaware Opportunity Fund

	Year ended
Class R6 shares	9/30/21		9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$24.04		$38.71	$42.87	$42.49	$37.71
Income (loss) from investment operations:
Net investment income[2]	0.54		0.28	0.27	0.59	0.27
Net realized and unrealized gain (loss)	10.93		(3.11)	(0.59)	2.33	6.12
Total from investment operations	11.47		(2.83)	(0.32)	2.92	6.39
Less dividends and distributions from:
Net investment income	—		(0.40)	(0.43)	(0.16)	(0.26)
Net realized gain	—		(11.44)	(3.41)	(2.38)	(1.35)
Total dividends and distributions	—		(11.84)	(3.84)	(2.54)	(1.61)
Net asset value, end of period	$35.51		$24.04	$38.71	$42.87	$42.49
Total return[3]	47.71%	[4]	(12.93%) [4]	1.23%	6.95%	17.49%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$227		$1,029	$2,338	$5,793	$5,678
Ratio of expenses to average net assets[5]	0.78%		0.79%	0.78%	0.77%	0.78%
Ratio of expenses to average net assets prior to fees waived[5]	0.88%		0.95%	0.78%	0.77%	0.78%
Ratio of net investment income to average net assets	1.75%		1.00%	0.73%	1.38%	0.70%
Ratio of net investment income to average net assets prior to fees waived	1.65%		0.84%	0.73%	1.38%	0.70%
Portfolio turnover	13%		120% [6]	47%	35%	32%

[1]

On October 4, 2019, Institutional Class shares of First Investors Opportunity Fund were reorganized into Class R6 shares of Delaware Opportunity Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Opportunity Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

110

Delaware Premium Income Fund

	Year ended
Class A shares	9/30/21	9/30/20[2]	9/30/19	4/2/18[1] to 9/30/18
Net asset value, beginning of period	$9.36	$10.14	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.16	0.21	0.18	0.08
Net realized and unrealized gain (loss)	0.96	(0.65)	0.05	0.23
Total from investment operations	1.12	(0.44)	0.23	0.31
Less dividends and distributions from:
Net investment income	(0.16)	(0.21)	(0.17)	(0.05)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.16)	(0.34)	(0.35)	(0.05)
Net asset value, end of period	$10.32	$9.36	$10.14	$10.26
Total return[4]	11.96%	(4.24% )	2.33%	3.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,015	$31,472	$60,830	$41,688
Ratio of expenses to average net assets[5]	1.30%	1.30%	1.30%	1.30%
Ratio of expenses to average net assets prior to fees waived[5]	1.49%	1.44%	1.35%	2.07%
Ratio of net investment income to average net assets	1.55%	2.19%	1.74%	1.57%
Ratio of net investment income to average net assets prior to fees waived	1.36%	2.05%	1.69%	0.80%
Portfolio turnover	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Class A shares of First Investors Premium Income Fund were reorganized into Class A shares of Delaware Premium Income Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Class A shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

111

Financial highlights

Delaware Premium Income Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[2]	9/30/19	4/2/18[1] to 9/30/18
Net asset value, beginning of period	$9.37	$10.16	$10.26	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.18	0.23	0.20	0.10
Net realized and unrealized gain (loss)	0.96	(0.65)	0.07	0.22
Total from investment operations	1.14	(0.42)	0.27	0.32
Less dividends and distributions from:
Net investment income	(0.18)	(0.24)	(0.19)	(0.06)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.18)	(0.37)	(0.37)	(0.06)
Net asset value, end of period	$10.33	$9.37	$10.16	$10.26
Total return[4]	12.27%	(4.05% )	2.67%	3.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,233	$32,769	$67,844	$34,170
Ratio of expenses to average net assets[5]	1.05%	1.05%	1.05%	1.02%
Ratio of expenses to average net assets prior to fees waived[5]	1.24%	1.19%	1.10%	1.52%
Ratio of net investment income to average net assets	1.80%	2.45%	1.98%	1.86%
Ratio of net investment income to average net assets prior to fees waived	1.61%	2.31%	1.93%	1.36%
Portfolio turnover	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Advisor Class shares of First Investors Premium Income Fund were reorganized into Institutional Class shares of Delaware Premium Income Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Advisor Class shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

112

Delaware Premium Income Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[2]	9/30/19	4/2/18[1] to 9/30/18
Net asset value, beginning of period	$4.87	$5.53	$10.16	$10.00
Income (loss) from investment operations:
Net investment income[3]	0.10	0.13	0.20	0.10
Net realized and unrealized gain (loss)	0.50	(0.37)	(0.27)	0.23
Total from investment operations	0.60	(0.24)	(0.07)	0.33
Less dividends and distributions from:
Net investment income	(0.24)	(0.29)	(4.38)	(0.17)
Net realized gain	—	(0.13)	(0.18)	—
Total dividends and distributions	(0.24)	(0.42)	(4.56)	(0.17)
Net asset value, end of period	$5.23	$4.87	$5.53	$10.16
Total return[4]	12.54%	(3.95% )	2.90%	3.27%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16	$34	$29	$3,877
Ratio of expenses to average net assets[5]	0.90%	0.90%	0.90%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.17%	1.13%	1.05%	1.88%
Ratio of net investment income to average net assets	1.95%	2.63%	2.06%	1.88%
Ratio of net investment income to average net assets prior to fees waived	1.68%	2.40%	1.91%	0.89%
Portfolio turnover	16%	32%	63%	77%

[1]	Date of commencement of operations; ratios have been annualized and total return and portfolio turnover have not been annualized.
[2]

On October 4, 2019, Institutional Class shares of First Investors Premium Income Fund were reorganized into Class R6 shares of Delaware Premium Income Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Premium Income Fund Institutional Class shares.

[3]	Calculated using average shares outstanding.
[4]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during all of the periods shown reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

113

Financial highlights

Delaware Growth Equity Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$13.67	$12.09	$13.61	$12.04	$11.24
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.04)	(0.03)	0.02	(0.01)	—
Net realized and unrealized gain (loss)	5.37	2.93	(0.92)	2.66	2.38
Total from investment operations	5.33	2.90	(0.90)	2.65	2.38
Less dividends and distributions from:
Net investment income	—	(0.02)	—	(0.01)	(0.03)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.32)	(0.62)	(1.08)	(1.58)
Net asset value, end of period	$17.63	$13.67	$12.09	$13.61	$12.04
Total return[3]	41.67%	25.53%	(6.01%) [4]	23.22%	24.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$518,096	$472,795	$507,351	$570,309	$444,933
Ratio of expenses to average net assets[5]	1.09%	1.14%	1.19%	1.22%	1.25%
Ratio of expenses to average net assets prior to fees waived[5]	1.09%	1.14%	1.20%	1.22%	1.25%
Ratio of net investment income (loss) to average net assets	(0.28% )	(0.22% )	0.16%	(0.06% )	0.00%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.28% )	(0.22% )	0.15%	(0.06% )	0.00%
Portfolio turnover	31%	37%	51%	37%	58%

[1]

On October 4, 2019, Class A shares of First Investors Select Growth Fund were reorganized into Class A shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

114

Delaware Growth Equity Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.03	$12.38	$13.89	$12.23	$11.37
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.01)	0.01	0.06	0.04	0.05
Net realized and unrealized gain (loss)	5.53	3.00	(0.94)	2.71	2.40
Total from investment operations	5.52	3.01	(0.88)	2.75	2.45
Less dividends and distributions from:
Net investment income	—	(0.06)	(0.01)	(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.36)	(0.63)	(1.09)	(1.59)
Net asset value, end of period	$18.18	$14.03	$12.38	$13.89	$12.23
Total return[3]	41.98%	25.88% [4]	(5.74%) [4]	23.74%	24.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,648	$121,478	$143,304	$194,554	$81,203
Ratio of expenses to average net assets[5]	0.84%	0.86%	0.88%	0.83%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.84%	0.89%	0.89%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	(0.05% )	0.06%	0.50%	0.34%	0.40%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.05% )	0.03%	0.49%	0.34%	0.40%
Portfolio turnover	31%	37%	51%	37%	58%

[1]

On October 4, 2019, Advisor Class shares of First Investors Select Growth Fund were reorganized into Institutional Class shares of Delaware Growth Equity Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

115

Financial highlights

Delaware Growth Equity Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.13	$12.46	$13.97	$12.29	$11.42
Income (loss) from investment operations:
Net investment income[2]	0.01	0.02	0.07	0.05	0.05
Net realized and unrealized gain (loss)	5.57	3.02	(0.95)	2.72	2.41
Total from investment operations	5.58	3.04	(0.88)	2.77	2.46
Less dividends and distributions from:
Net investment income	—	(0.07)	(0.01)	(0.02)	(0.04)
Net realized gain	(1.37)	(1.30)	(0.62)	(1.07)	(1.55)
Total dividends and distributions	(1.37)	(1.37)	(0.63)	(1.09)	(1.59)
Net asset value, end of period	$18.34	$14.13	$12.46	$13.97	$12.29
Total return[3]	42.12%	25.97% [4]	(5.66%) [4]	23.81%	24.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,818	$3,561	$4,044	$7,836	$4,950
Ratio of expenses to average net assets[5]	0.76%	0.79%	0.79%	0.80%	0.82%
Ratio of expenses to average net assets prior to fees waived[5]	0.76%	0.83%	0.80%	0.80%	0.82%
Ratio of net investment income to average net assets	0.08%	0.12%	0.57%	0.35%	0.43%
Ratio of net investment income to average net assets prior to fees waived	0.08%	0.08%	0.56%	0.35%	0.43%
Portfolio turnover	31%	37%	51%	37%	58%

[1]

On October 4, 2019, Institutional Class shares of First Investors Select Growth Fund were reorganized into Class R6 shares of Delaware Growth Equity Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Select Growth Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.

116

Delaware Total Return Fund

	Year ended
Class A shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.37	$19.03	$20.22	$19.88	$19.00
Income (loss) from investment operations:
Net investment income[2]	0.24	0.29	0.28	0.31	0.23
Net realized and unrealized gain (loss)	2.87	(0.88)	0.39	0.74	1.27
Total from investment operations	3.11	(0.59)	0.67	1.05	1.50
Less dividends and distributions from:
Net investment income	(0.31)	(0.33)	(0.34)	(0.36)	(0.32)
Net realized gain	—	(3.73)	(1.52)	(0.35)	(0.30)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.31)	(4.07)	(1.86)	(0.71)	(0.62)
Net asset value, end of period	$17.17	$14.37	$19.03	$20.22	$19.88
Total return[3]	21.77%	(4.48%) [4]	4.58%	5.32%	8.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$488,792	$550,020	$800,910	$889,473	$877,311
Ratio of expenses to average net assets[5]	1.13%	1.16%	1.17%	1.18%	1.19%
Ratio of expenses to average net assets prior to fees waived[5]	1.13%	1.17%	1.17%	1.18%	1.19%
Ratio of net investment income to average net assets	1.50%	1.89%	1.50%	1.55%	1.22%
Ratio of net investment income to average net assets prior to fees waived	1.50%	1.88%	1.50%	1.55%	1.22%
Portfolio turnover	94%	151% [6]	59%	53%	39%

[1]

On October 4, 2019, Class A shares of First Investors Total Return Fund were reorganized into Class A shares of Delaware Total Return Fund. See Notes to financial statements. The Class A shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Class A shares.

[2]	Calculated using average shares outstanding.
[3]

Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

[4]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[6]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

117

Financial highlights

Delaware Total Return Fund

	Year ended
Institutional Class shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.43	$19.10	$20.32	$19.98	$19.04
Income (loss) from investment operations:
Net investment income[2]	0.28	0.33	0.34	0.37	0.32
Net realized and unrealized gain (loss)	2.88	(0.90)	0.40	0.75	1.30
Total from investment operations	3.16	(0.57)	0.74	1.12	1.62
Less dividends and distributions from:
Net investment income	(0.35)	(0.36)	(0.44)	(0.43)	(0.38)
Net realized gain	—	(3.73)	(1.52)	(0.35)	(0.30)
Return of capital	—	(0.01)	—	—	—
Total dividends and distributions	(0.35)	(4.10)	(1.96)	(0.78)	(0.68)
Net asset value, end of period	$17.24	$14.43	$19.10	$20.32	$19.98
Total return[3]	22.06%	(4.29% )	4.93%	5.69%	8.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,388	$769	$1,166	$1,006	$996
Ratio of expenses to average net assets[4]	0.88%	0.90%	0.85%	0.84%	0.80%
Ratio of net investment income to average net assets	1.68%	2.12%	1.80%	1.83%	1.61%
Portfolio turnover	94%	151% [5]	59%	53%	39%

[1]

On October 4, 2019, Advisor Class shares of First Investors Total Return Fund were reorganized into Institutional Class shares of Delaware Total Return Fund. See Notes to financial statements. The Institutional Class shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Advisor Class shares.

[2]	Calculated using average shares outstanding.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

118

Delaware Total Return Fund

	Year ended
Class R6 shares	9/30/21	9/30/20[1]	9/30/19	9/30/18	9/30/17
Net asset value, beginning of period	$14.47	$19.14	$20.38	$20.05	$19.13
Income (loss) from investment operations:
Net investment income[2]	0.34	0.35	0.35	0.40	0.32
Net realized and unrealized gain (loss)	2.85	(0.90)	0.41	0.74	1.27
Total from investment operations	3.19	(0.55)	0.76	1.14	1.59
Less dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.48)	(0.46)	(0.37)
Net realized gain	—	(3.73)	(1.52)	(0.35)	(0.30)
Return of capital	—	— [3]	—	—	—
Total dividends and distributions	(0.37)	(4.12)	(2.00)	(0.81)	(0.67)
Net asset value, end of period	$17.29	$14.47	$19.14	$20.38	$20.05
Total return[4]	22.23% [5]	(4.17%) [5]	5.06%	5.77%	8.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$62	$762	$1,976	$34,555	$33,545
Ratio of expenses to average net assets[6]	0.79%	0.81%	0.79%	0.77%	0.77%
Ratio of expenses to average net assets prior to fees waived[6]	0.82%	0.89%	0.79%	0.77%	0.77%
Ratio of net investment income to average net assets	2.16%	2.23%	1.86%	1.96%	1.65%
Ratio of net investment income to average net assets prior to fees waived	2.13%	2.15%	1.86%	1.96%	1.65%
Portfolio turnover	94%	151% [7]	59%	53%	39%

[1]

On October 4, 2019, Institutional Class shares of First Investors Total Return Fund were reorganized into Class R6 shares of Delaware Total Return Fund. See Notes to financial statements. The Class R6 shares' financial highlights for the periods prior to October 4, 2019, reflect the performance of First Investors Total Return Fund Institutional Class shares.

[2]	Calculated using average shares outstanding.
[3]	Amount is less than $0.005 per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[7]	The Fund's portfolio turnover rate increased substantially during the year ended September 30, 2020 due to a change in the Fund's portfolio managers and associated repositioning.

119

Financial highlights

How to read the financial highlights

Net investment income (loss)
Net investment income (loss) includes dividend and interest income earned from a fund's investments; it is calculated after expenses have been deducted.

Net realized and unrealized gain (loss) on investments
A realized gain occurs when we sell an investment at a profit, while a realized loss occurs when we sell an investment at a loss. When an investment increases or decreases in value but we do not sell it, we record an unrealized gain or loss. The amount of realized gain per share, if any, that we pay to shareholders would be listed under “Less dividends and distributions from: Net realized gain.”

Net asset value (NAV)
This is the value of a mutual fund share, calculated by dividing the net assets by the number of shares outstanding.

Total return
This represents the rate that an investor would have earned or lost on an investment in a fund. In calculating this figure for the financial highlights table, we include applicable fee waivers, exclude front-end sales charges and contingent deferred sales charges, and assume the shareholder has reinvested all dividends and realized gains.

Net assets
Net assets represent the total value of all the assets in a fund's portfolio, less any liabilities, that are attributable to that class of the fund.

Ratio of expenses to average net assets
The expense ratio is the percentage of net assets that a fund pays annually for operating expenses and management fees. These expenses include accounting and administration expenses, services for shareholders, and similar expenses.

Ratio of net investment income (loss) to average net assets
We determine this ratio by dividing net investment income (loss) by average net assets.

Portfolio turnover
This figure tells you the amount of trading activity in a fund's portfolio. A turnover rate of 100% would occur if, for example, a fund bought and sold all of the securities in its portfolio once in the course of a year or frequently traded a single security. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains.

120

Broker-defined sales charge waiver policies

From time to time, shareholders purchasing fund shares through a brokerage platform or account may be eligible for CDSC sales charge waivers and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI. In all instances, it is the purchaser's responsibility to notify the Funds or the purchaser's financial intermediary at the time of purchase of any relationship or other facts qualifying the purchaser for sales charge waivers or discounts. For waivers and discounts not available through a particular intermediary, shareholders will have to purchase a Fund's shares directly from the Fund or through another intermediary to receive such waivers or discounts. Please see the section entitled About Your Account — Choosing a Share Class for more information on sales charges and waivers available for different classes.

CDSC waivers on Class C shares

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½.

—
Shares sold to pay certain brokerage fees initiated by the broker.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement accounts, that are exchanged for a lower cost share class due to transfer to certain other types of accounts or platforms where the financial intermediary has entered into an agreement with the Distributor (or its affiliates).

Merrill Lynch:

Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales charge waivers for Class A shares available at Merrill Lynch

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents).

—
Shares purchased through a Merrill Lynch affiliated investment advisory program.

—
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Shares purchased by third party investment advisors on behalf of their advisory clients through Merrill Lynch's platform.

—
Shares of Delaware Funds purchased through the Merrill Edge Self-Directed platform (if applicable).

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C (that is, level-load) shares of the same Fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

—
Employees and registered representatives of Merrill Lynch or its affiliates and their family members.

—
Trustees of the Trust and employees of the Manager or any of its affiliates, as described in this Prospectus.

—
Eligible shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement). Automated transactions (that is, systematic purchases and withdrawals) and purchase made after shares are automatically sold to pay Merrill Lynch's account maintenance fees are not eligible for reinstatement.

CDSC waivers on Class A and C shares available at Merrill Lynch

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code.

—
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch.

—
Shares acquired through a right of reinstatement.

—
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to certain fee based accounts or platforms.

—
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch's policies relating to sales load discounts and waivers.

121

Front-end sales charge discounts available at Merrill Lynch: Breakpoints, rights of accumulation, and letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts as described in this Prospectus will be automatically calculated based on the aggregated holding of Delaware Fund assets held by accounts (including 529 program holdings, where applicable) within the purchaser's household at Merrill Lynch. Eligible Delaware Fund assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, through Merrill Lynch, over a 13-month period of time (if applicable).

Morgan Stanley Wealth Management:

Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account will be eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley Wealth Management

—
Employer-sponsored retirement plans (e.g. 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules.

—
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same Fund.

—
Shares purchased through a Morgan Stanley self-directed brokerage account.

—
Class C (that is, level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same Fund pursuant to Morgan Stanley Wealth Management's share class conversion program.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge.

Ameriprise Financial:

Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:

The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:

Shareholders purchasing Fund shares through an Ameriprise Financial retail brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Prospectus or the SAI:

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within Delaware Funds).

—
Shares exchanged from Class C shares of the same Fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this Prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following such shorter period, that waiver will apply.

—
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.

—
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor's spouse, advisor's lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor's lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (that is, Rights of Reinstatement).

Raymond James & Associates, Inc., Raymond James Financial Services & Raymond James Affiliates (“Raymond James”):

Shareholders purchasing Fund shares through a Raymond James platform or account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end sales load waivers on Class A shares available at Raymond James

—
Shares purchased in an investment advisory program.

122

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other Fund within the Delaware Funds).

—
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James.

—
Shares purchased from the proceeds of redemptions within Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James.

CDSC waivers on Class A and C shares available at Raymond James

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James.

—
Shares acquired through a right of reinstatement.

Front-end load discounts available at Raymond James: Breakpoints, and/or rights of accumulation

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Raymond James. Eligible Delaware Funds assets not held at Raymond James may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Edward D. Jones & Co., L.P. (“Edward Jones”):

Policies Regarding Transactions Through Edward Jones

The following information has been provided by Edward Jones:

The following information supersedes prior information with respect to transactions and positions held in fund shares through an Edward Jones system. Shareholders purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in this Prospectus or the SAI or through another broker-dealer. In all instances, it is the shareholder's responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Delaware Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Breakpoints

—
Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in this Prospectus.

Rights of Accumulation (“ROA”)

—
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of Delaware Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible Delaware Funds assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.

—
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.

—
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).

Letter of Intent (“LOI”)

—
Through a LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible Delaware Funds assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if LOI is not met.

123

—
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Sales Charge Waivers:

Sales charges are waived for the following shareholders and in the following situations:

—
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate's life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.

—
Shares purchased in an Edward Jones fee-based program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.

—
Shares purchased from the proceeds of redeemed shares of the same Delaware Funds so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.

—
Shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in this Prospectus.

—
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.

Contingent Deferred Sales Charge (“CDSC”) Waivers:

If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:

—
The death or disability of the shareholder.

—
Systematic withdrawals with up to 10% per year of the account value.

—
Return of excess contributions from an Individual Retirement Account (IRA).

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.

—
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones.

—
Shares exchanged in an Edward Jones fee-based program.

—
Shares acquired through NAV reinstatement.

—
Shares redeemed at the discretion of Edward Jones for Minimums Balances, as described below.

Other Important Information Regarding Transactions Through Edward Jones

Minimum Purchase Amounts

—
Initial purchase minimum: $250

—
Subsequent purchase minimum: none

Minimum Balances

Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

—
A fee-based account held on an Edward Jones platform.

—
A 529 account held on an Edward Jones platform.

—
An account with an active systematic investment plan or LOI.

Exchanging Share Classes

—
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.

Janney Montgomery Scott, LLC (“Janney”):

If you purchase fund shares through a Janney brokerage account, you will be eligible for the following load waivers (front-end sales charge waivers and contingent deferred sales charge (“CDSC”), or back-end sales charge, waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

124

Front-end sales charge* waivers on Class A shares available at Janney

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney.

—
Shares purchased from the proceeds of redemptions within the Delaware Funds, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (i.e., right of reinstatement).

—
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans.

—
Shares acquired through a right of reinstatement.

—
Class C shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Janney's policies and procedures.

CDSC waivers on Class A and C shares available at Janney

—
Shares sold upon the death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares purchased in connection with a return of excess contributions from an IRA account.

—
Shares sold as part of a required minimum distribution for IRA and other retirement accounts due to the shareholder reaching age 70½ as described in this Prospectus.

—
Shares sold to pay Janney fees but only if the transaction is initiated by Janney.

—
Shares acquired through a right of reinstatement.

—
Shares exchanged into the same share class of a different fund.

Front-end sales charge* discounts available at Janney: breakpoints, rights of accumulation, and/or letters of intent

—
Breakpoints as described in this Prospectus.

—
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Janney. Eligible Delaware Funds assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of intent which allow for breakpoint discounts based on anticipated purchases within Delaware Funds, over a 13-month time period. Eligible Delaware Funds assets not held at Janney Montgomery Scott may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor of such assets.

*Also referred to as an “initial sales charge.”

Oppenheimer & Co. Inc. (“OPCO”)

Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-end Sales Load Waivers on Class A Shares available at OPCO

—
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan.

—
Shares purchased by or through a 529 Plan.

—
Shares purchased through a OPCO affiliated investment advisory program.

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the Delaware Funds).

—
Shares purchased from the proceeds of redemptions within the same Delaware Funds, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement).

—
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO.

—
Employees and registered representatives of OPCO or its affiliates and their family members.

—
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus.

125

CDSC Waivers on A, B and C Shares available at OPCO

—
Death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Return of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code as described in this Prospectus.

—
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO.

—
Shares acquired through a right of reinstatement.

Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent

—
Breakpoints as described in this Prospectus.

—
Rights of Accumulation (ROA) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at OPCO. Eligible Delaware Funds assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets.

Robert W. Baird & Co. Incorporated (“Baird”):

Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.

Front-End Sales Charge Waivers on Class A Shares Available at Baird

—
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund.

—
Share purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird.

—
Shares purchase from the proceeds of redemptions from another Delaware Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement).

—
A shareholder in the Funds Class C shares will have their share converted at net asset value to Class A shares of the same Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird.

—
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.

CDSC Waivers on Class A and C Shares Available at Baird

—
Shares sold due to death or disability of the shareholder.

—
Shares sold as part of a systematic withdrawal plan as described in this Prospectus.

—
Shares bought due to returns of excess contributions from an IRA Account.

—
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in this Prospectus.

—
Shares sold to pay Baird fees but only if the transaction is initiated by Baird.

—
Shares acquired through a right of reinstatement.

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

—
Breakpoints as described in this Prospectus.

—
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Delaware Funds assets held by accounts within the purchaser's household at Baird. Eligible Delaware Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets.

—
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of Delaware Funds through Baird, over a 13-month period of time.

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Additional information

Contact information

•
Website: delawarefunds.com

•
Delaware Funds by Macquarie® Service Center: 800 523-1918 (representatives are normally available weekdays from 8:30 am to 6:00 pm ET)

○
For fund information, literature, price, yield, and performance figures.

○
For information on existing regular investment accounts and retirement plan accounts including wire investments, wire redemptions, telephone redemptions, and telephone exchanges.

•
Automated telephone service: 800 523-1918 (seven days a week, 24 hours a day)

○
For convenient access to account information or current performance information on all Delaware Funds, use this touch-tone service.

•
Written correspondence: Delaware Funds by Macquarie, P.O. Box 9876, Providence, RI 02940-8076 (by regular mail) or Delaware Funds by Macquarie Service Center, 4400 Computer Drive, Westborough, MA 01581-1722 (by overnight courier service).

129

Additional information about the Funds' investments is available in their annual and semiannual shareholder reports. In the Funds' annual shareholder report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the period covered by the report. You can find more information about the Funds in their current SAI, which is filed electronically with the SEC, and which is legally a part of this Prospectus (it is incorporated by reference). To receive a free copy of the SAI, or the annual or semiannual reports, or if you have any questions about investing in the Funds, write to us at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service, or call toll-free 800 523-1918. The SAI and shareholder reports are available, free of charge, through the Funds' website at delawarefunds.com/literature. You may also obtain additional information about the Funds from your financial advisor.

You can find reports and other information about the Funds on the EDGAR database on the SEC website at sec.gov. You may obtain copies of this information, after paying a duplication fee, by emailing the SEC at publicinfo@sec.gov.

Investment Company Act number: 811-04413

PR-FOR 1/22

Statement of Additional Information

Delaware Group® Equity Funds IV

Nasdaq ticker symbols
	Class A	Institutional Class	Class R6
Delaware Covered Call Strategy Fund	FRCCX	FRCDX	FRCEX
Delaware Equity Income Fund	FIUTX	FIUUX	FIUVX
Delaware Global Equity Fund	FIISX	FIITX	FIIUX
Delaware Growth and Income Fund	FGINX	FGIPX	FGIQX
Delaware Hedged U.S. Equity Opportunities Fund	FHEJX	FHEKX	FHELX
Delaware Opportunity Fund	FIUSX	FIVUX	FIVVX
Delaware Premium Income Fund	FPIKX	FPILX	FPIMX
Delaware Growth Equity Fund	FICGX	FICHX	FICIX
Delaware Total Return Fund	FITRX	FITUX	FITVX

January 28, 2022

P.O. Box 9876, Providence, RI 02940-8076 (regular mail)

4400 Computer Drive, Westborough, MA 01581-1722 (overnight courier service)

For a Prospectus, Performance, and Information on Existing Accounts: 800 523-1918
For Dealer Services (Broker/Dealers only): 800 362-7500

This Statement of Additional Information (“SAI”) supplements the information contained in the current prospectuses (each a “Prospectus” and collectively, the “Prospectuses”), each dated January 28, 2021, and as they may be amended from time to time, for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund (each, a “Fund” and collectively, the “Funds”).

This SAI should be read in conjunction with the Prospectuses. This SAI is not itself a prospectus but is, in its entirety, incorporated by reference into the Prospectuses.

The Prospectuses may be obtained through our website at delawarefunds.com/literature; by writing or calling your financial advisor; or by contacting the Funds' distributor, Delaware Distributors, L.P. (the “Distributor”), at the above addresses, or by calling the above phone numbers. Please do not send any correspondence to 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. The Funds' financial statements, the notes relating thereto, the financial highlights, and the report of the independent registered public accounting firm are incorporated by reference from each Fund's annual report (“Annual Report”) into this SAI. An Annual Report will accompany any request for this SAI. An Annual Report can be obtained, without charge, by calling 800 523-1918.

AI-FOR 1/22

AI-FOR 1/22

Organization and Classification

This SAI describes the Funds, which are series of Delaware Group® Equity Funds IV (the “Trust”). The Funds offer Class A shares. Additionally, all of the Funds offer Institutional Class shares. Each Fund also offers Class R6 shares (together with Class A shares and Institutional Class shares, the “Classes”). All references to “shares” in this SAI refer to all classes of shares (each share class, the “Class”) of the Funds, except where noted. The Funds' investment manager is Delaware Management Company (the “Manager” or “DMC”), a series of Macquarie Investment Management Business Trust (“MIMBT”) (a Delaware statutory trust). Smith Group Asset Management, LLC (“Smith”) serves as a sub-advisor to Delaware Growth Equity Fund. Ziegler Capital Management LLC (“ZCM”) serves as a sub-advisor to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund. Wellington Management Company LLP (“Wellington Management”) serves as a sub-advisor to Delaware Hedged U.S. Equity Opportunities Fund. In addition, Macquarie Investment Management Austria Kapitalanlage AG (“MIMAK”), Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), and Macquarie Funds Management Hong Kong Limited (“MFMHKL”) serve as sub-advisors to certain of the Funds as described under “Investment Manager and Other Service Providers.” For purposes of the “Investment Strategies and Risks” section, a reference to the Manager may also include Smith, ZCM, or Wellington Management, as applicable, for these Funds.

After the close of business on October 4, 2019, each predecessor fund (each a “Predecessor Fund” and, collectively, the “Predecessor Funds”) reorganized into the corresponding Fund shown below (“Reorganization”).

Predecessor Fund	Fund
First Investors Covered Call Strategy Fund	Delaware Covered Call Strategy Fund
First Investors Equity Income Fund	Delaware Equity Income Fund
First Investors Global Fund	Delaware Global Equity Fund
First Investors Growth & Income Fund	Delaware Growth and Income Fund
First Investors Hedged U.S. Equity Opportunities Fund	Delaware Hedged U.S. Equity Opportunities Fund
First Investors Opportunity Fund	Delaware Opportunity Fund
First Investors Premium Income Fund	Delaware Premium Income Fund
First Investors Select Growth Fund	Delaware Growth Equity Fund
First Investors Total Return Fund	Delaware Total Return Fund

The Funds had not yet commenced operations prior to the Reorganization. For each Fund, Class A, Advisor Class, and Institutional Class shares of the Predecessor Funds were reorganized into Class A, Institutional Class, and Class R6 shares, respectively, of the Funds after the close of business on October 4, 2019.

Organization

The Trust was originally organized as a Maryland corporation in 1985 and was subsequently re-domiciled as a Delaware statutory trust on December 17, 1999.

Classification

The Trust is an open-end management investment company.

Each of the Fund's (except Delaware Global Equity Fund) portfolio of assets is diversified as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The 1940 Act requires a “diversified” fund, with respect to 75% of the value of its total assets, to invest (1) no more than 5% of the value of the fund's total assets in the securities of any one issuer and (2) in no more than 10% of the outstanding voting securities of such issuer. This limitation generally requires a diversified fund to invest in securities issued by a minimum of 16 issuers. Delaware Global Equity Fund is a “nondiversified” fund as defined by the 1940 Act. A nondiversified portfolio is believed to be subject to greater risk because adverse effects on an investment held by the Fund may affect a larger portion of its overall assets and subject it to greater risks and volatility.

Investment Objectives, Restrictions, and Policies

Investment Objectives

Each Fund's investment objective is described in the Prospectuses.

Fundamental Investment Restrictions

Each Fund has adopted the following restrictions that cannot be changed without approval by the holders of a “majority” of the Fund's outstanding shares, which is a vote by the holders of the lesser of (i) 67% or more of the voting securities present in person or by proxy at a meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities. The percentage limitations contained in the restrictions and policies set forth herein apply at the time of purchase of securities.

AI-FOR 1/22

Investment Objectives, Restrictions, and Policies

Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund shall not:

1. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry (excluding investment companies).

Delaware Global Equity Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, except that the Fund shall concentrate its investments in the consumer staples sector, provided that this restriction does not limit the Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund shall not:

1. Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or U.S. Securities and Exchange Commission (“SEC”) staff interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit each Fund from investing in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, or in tax-exempt obligations.

Each Fund shall not:

2. Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit.

Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund shall not:

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

Delaware Equity Income Fund and Delaware Growth and Income Fund shall not:

3. Underwrite the securities of other issuers, except that the Fund may engage in transactions involving the acquisition, disposition, or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”).

Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund shall not:

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Delaware Equity Income Fund and Delaware Growth and Income Fund shall not:

4. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund shall not:

5. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Premium Income Fund shall not:

5. Purchase or sell commodities or commodity contracts unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), and options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities.

Each Fund shall not:

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6. Make personal loans or loans of its assets to persons who control or are under common control with a Fund, except as the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, may permit. This restriction does not prevent a Fund from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

Nonfundamental Investment Restrictions

In addition to the fundamental investment policies and investment restrictions described above, and the various general investment policies described in the Prospectuses, each Fund will be subject to the following investment restriction, which is considered nonfundamental and may be changed by the Trust's Board of Trustees (“Board”) without shareholder approval: Each Fund may not invest more than 15% of its net assets in securities that it cannot sell or dispose of in the ordinary course of business within seven days at approximately the value that the Fund has valued the investment.

In applying each of Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry) described above: (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities.

For purposes of Delaware Global Equity Fund's concentration policy, the Fund intends to comply with the SEC staff position that securities issued or guaranteed as to principal and interest by any single foreign government are considered to be securities of issuers in the same industry or group of industries. In applying the Fund's policy on concentration (i.e., investing more than 25% of its net assets in the securities of issuers primarily engaged in the same industry): (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric, and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance, and diversified finance will each be considered a separate industry; and (iii) asset-backed securities will be classified according to the underlying assets securing such securities. In addition, in applying its policy on concentration, Delaware Global Equity Fund will each divide: (i) the health care sector into its various component sub-industries (e.g., equipment, technology, distributors, pharmaceuticals and facilities); and (ii) the communication services sector into its various component sub-industries (e.g., advertising, publishing, alternative carriers, movies and entertainment).

Except for the Funds' policy with respect to borrowing, any investment restriction or limitation that involves a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

Portfolio Turnover

Portfolio trading will be undertaken principally to accomplish each Fund's respective investment objective. The Funds are free to dispose of portfolio securities at any time, subject to complying with the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the 1940 Act, when changes in circumstances or conditions make such a move desirable in light of each Fund's respective investment objective. The Funds will not attempt to achieve or be limited to a predetermined rate of portfolio turnover. Such turnover always will be incidental to transactions undertaken with a view to achieving each Fund's respective investment objective.

The portfolio turnover rate tells you the amount of trading activity in a Fund's portfolio. A turnover rate of 100% would occur, for example, if all of a Fund's investments held at the beginning of a year were replaced by the end of the year, or if a single investment were frequently traded. The turnover rate also may be affected by cash requirements from redemptions and repurchases of a Fund's shares. A high rate of portfolio turnover in any year may increase brokerage commissions paid and could generate taxes for shareholders on realized investment gains. In investing to achieve its investment objective, a Fund may hold securities for any period of time.

The portfolio turnover rates for the past two fiscal years for each Fund, were as follows:

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Investment Objectives, Restrictions, and Policies

Fund	2021	2020*
Delaware Covered Call Strategy Fund	41%	49%
Delaware Equity Income Fund	57%	114%
Delaware Global Equity Fund	34%	128%
Delaware Growth and Income Fund	51%	113%
Delaware Hedged U.S. Equity Opportunities Fund	60%	109%
Delaware Opportunity Fund	13%	120%
Delaware Premium Income Fund	16%	32%
Delaware Growth Equity Fund	31%	37%
Delaware Total Return Fund	94%	151%

*	Prior to the Reorganization, historical information is that of the Predecessor Fund to each Fund.

Investment Strategies and Risks

The Funds' strategies and risks are described in the Prospectuses. Certain additional information is provided below. The following discussion supplements the description of the Funds' investment strategies and risks that are included in the Prospectuses. The Funds' investment strategies are nonfundamental and may be changed without shareholder approval.

Asset-Backed Securities (“ABS”)

Delaware Total Return Fund, may invest a portion of their assets in securities that are backed by assets such as receivables on home equity and credit loans; receivables regarding automobile, mobile home and recreational vehicle loans; wholesale dealer floor plans; and leases, or other loans or financial receivables currently available or that may be developed in the future.

Asset-backed receivables are securitized in either a pass-through or a pay-through structure. Pass-through securities provide investors with an income stream consisting of both principal and interest payments in respect of the receivables in the underlying pool. Pay-through ABS are debt obligations issued usually by a special purpose entity. The securities are collateralized by the various receivables and the payments on the underlying receivables provide the proceeds to pay the debt service on the debt obligations issued.

The rate of principal payment on ABS generally depends on the rate of principal payments received on the underlying assets. Such rate of payments may be affected by economic and various other factors such as changes in interest rates or the concentration of collateral in a particular geographic area. Therefore, the yield may be difficult to predict and actual yield to maturity may be more or less than the anticipated yield to maturity. The credit quality of most ABS depends primarily on the credit quality of the assets underlying such securities, how well the entities issuing the securities are insulated from the credit risk of the originator or affiliated entities, and the amount of credit support provided to the securities. Due to the shorter maturity of the collateral backing such securities, there tends to be less of a risk of substantial prepayment than with mortgage-backed securities (“MBS”) but the risk of such a prepayment does exist. Such ABS do, however, involve certain risks not associated with MBS, including the risk that security interests cannot be adequately, or in many cases ever, established, and other risks that may be peculiar to particular classes of collateral. For example, with respect to credit card receivables, a number of state and federal consumer credit laws give debtors the right to set off certain amounts owed on the credit cards, thereby reducing the outstanding balance. In the case of automobile receivables, there is a risk that the holders may not have either a proper or first security interest in all of the obligations backing such receivables due to the large number of vehicles involved in a typical issuance and technical requirements under state laws; therefore, recoveries on repossessed collateral may not always be available to support payments on the securities.

ABS are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, such securities may contain elements of credit support. Such credit support falls into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments due on the underlying pool is timely. Protection against losses resulting from ultimate default enhances the likelihood of payments of the obligations on at least some of the assets in the pool. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple-class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses), and “over collateralization” (where the scheduled

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payments on, or the principal amount of, the underlying assets exceed that required to make payments of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquencies or losses in excess of those anticipated could adversely affect the return on an investment in such issue.

Bonds

The Funds may invest in debt securities. Delaware Total Return Fund may invest in corporate bonds and notes issued by corporations and other similar entities.

In general, a debt security represents a loan of money to the issuer by the purchaser of the security. A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. Some debt securities, such as zero-coupon bonds, do not make regular interest payments but are issued at a discount to their principal or maturity value. Debt securities include a variety of fixed income obligations, including, but not limited to, corporate bonds, government securities, municipal securities, convertible securities, mortgage-backed securities, and asset-backed securities. Debt securities include investment grade, below-investment-grade (commonly referred to as “junk bonds”), and unrated bonds. Debt securities are subject to a variety of risks, such as interest rate risk, default risk, call/prepayment risk, inflation risk, credit risk, and, in the case of foreign bonds, country risk and currency risk. The reorganization of a debt issuer under the federal bankruptcy laws may result in the issuer's debt securities being cancelled without repayment, repaid only in part, or repaid in part or in whole through an exchange thereof for any combination of cash, debt securities, convertible securities, equity securities, or other instruments or rights in respect of the same issuer or a related entity.

Brady Bonds

Among the foreign fixed income securities in which Delaware Total Return Fund may invest are Brady Bonds.

Brady Bonds are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former US Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries including Argentina, Brazil, Bulgaria, Costa Rica, Croatia, Dominican Republic, Ecuador, Jordan, Mexico, Morocco, Nigeria, Panama, Peru, the Philippines, Poland, Slovenia, Uruguay, and Venezuela. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the US dollar), and are actively traded in over-the-counter secondary markets. US dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by US Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: the collateralized repayment of principal at final maturity, the collateralized interest payments, the uncollateralized interest payments, and any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the “residual risk”). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady Bonds may be viewed as speculative.

Borrowing

Each Fund may borrow money from banks, including their custodian, as a temporary measure for extraordinary or emergency purposes to facilitate redemptions. The Funds may also obtain such short-term borrowing from banks as may be necessary from time to time due, but not limited, to such events as: large dividend payments, failed trades, the clearance of purchases and sales of portfolio securities, and securities on loan. The Funds will be required to pay interest to the lending banks on amounts borrowed. As a result, borrowing money could result in the Funds being unable to meet their investment objectives.

The 1940 Act and the SEC's current rules, exemptions, and interpretations thereunder, permit a Fund to borrow up to one-third of the value of its total assets (including the amount borrowed, but less all liabilities and indebtedness not represented by senior securities) from banks. A Fund is required to maintain continuous asset coverage of at least 300% with respect to such borrowings and to reduce the amount of its respective borrowings (within three days excluding Sundays and holidays) to restore such coverage if it should decline to less than 300% due to market fluctuations or otherwise. In the event that a Fund is required to reduce its borrowings, it may have to sell portfolio holdings, even if such sale of the Fund's holdings would be disadvantageous from an investment standpoint. Investment securities will not be purchased while a Fund has an outstanding borrowing.

In addition to borrowings that are subject to 300% asset coverage and are considered by the SEC to be permitted “senior securities,” a Fund is also permitted under the 1940 Act to borrow for temporary purposes an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan will be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed.

Convertible Securities

Delaware Total Return Fund may invest in convertible debt securities. Each Fund may invest in convertible equity securities such as preferred stocks, and convertible preferred stock.

A convertible security is generally a debt obligation, preferred stock, or other security that may be converted within a specified period of time into a certain amount of common stock of the same or of a different issuer. The conversion may occur at the option of the investor in or issuer of the

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Investment Strategies and Risks

security, or upon a predetermined event. A convertible security typically provides a fixed income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is usually not as sensitive to interest rate changes as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying stock. Convertible securities are also subject to risks that affect debt securities in general.

Although less than an investment in the underlying stock, the potential for gain on an investment in a convertible security is greater than for similar nonconvertible securities. As a result, a lower yield is generally offered on convertible securities than on otherwise equivalent nonconvertible securities. There is no guarantee that a Fund will realize gains on a convertible security in excess of the foregone yield it accepts to invest in such convertible security.

A convertible security is usually issued either by an operating company or by an investment bank. When issued by an operating company, a convertible security tends to be senior to the company's common stock, but may be subordinate to other types of fixed income securities issued by that company. When a convertible security issued by an operating company is “converted,” the operating company often issues new stock to the holder of the convertible security. However, if the convertible security is redeemable and the parity price of the convertible security is less than the call price, the operating company may pay out cash instead of common stock.

If the convertible security is issued by an investment bank or other sponsor, the security is an obligation of and is convertible through the issuing investment bank. However, the common stock received upon conversion is that of a company other than the investment bank or sponsor. The issuer of a convertible security may be important in determining the security's true value. This is because the holder of a convertible security will have recourse only to the issuer.

Convertible preferred stock. A convertible preferred stock is usually treated like a preferred stock for a Fund's financial reporting, credit rating, investment policies, and limitations purposes. A preferred stock is subordinated to all debt obligations in the event of insolvency, and an issuer's failure to make a dividend payment is generally not an event of default entitling the preferred shareholder to take action. A preferred stock generally has no maturity date, so its market value is dependent on the issuer's business prospects for an indefinite period of time. Distributions from preferred stock are dividends, rather than interest payments, and are usually treated as such for tax purposes. Investments in convertible preferred stock, as compared to the debt obligations of an issuer, generally increase a Fund's exposure to the credit risk of the issuer and market risk generally, because convertible preferred stock will fare more poorly if the issuer defaults or markets suffer.

Risks. An investment in a convertible security may involve risks. A Fund may have difficulty disposing of such securities because there may be a thin trading market for a particular security at any given time. Reduced liquidity may have an adverse impact on market price and a Fund's ability to dispose of a security when necessary to meet the Fund's liquidity needs or in response to a specific economic event, such as the deterioration in the creditworthiness of an issuer. Reduced liquidity in the secondary market for certain securities may also make it more difficult for a Fund to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio. Although a Fund intends to acquire convertible securities that the Manager considers to be liquid (i.e., those securities that the Manager determines may be sold on an exchange, or an institutional or other substantial market), there can be no assurances that this will be achieved. Certain securities and markets can become illiquid quickly, resulting in liquidity risk for a Fund. A Fund may also encounter difficulty valuing convertible securities due to illiquidity or other circumstances that make it difficult for the Fund to obtain timely market quotations based on actual trades for convertible securities.

Hybrid Securities. Hybrid securities generally combine both debt and equity characteristics. The most common example is a convertible bond that has features of any ordinary bond, but is influenced by the price movements of the stock into which it is convertible. Hybrid securities can include a variety of features that allow them to exhibit changing proportions of debt and equity characteristics. As a result, it may be difficult to classify them as either debt or equity.

Depositary Receipts

Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest in foreign companies through the purchase and sale of sponsored or unsponsored American depositary receipts (“ADRs”) and these Funds may invest in sponsored and unsponsored European depositary receipts (“EDRs”), and global depositary receipts (“GDRs”) that are actively traded in the United States.

Many securities of foreign issuers are represented by ADRs, GDRs, and EDRs (collectively, “depositary receipts”). Generally, depositary receipts in registered form are designed for use in the US securities market and depositary receipts in bearer form are designed for use in securities markets outside the US. ADRs evidence ownership of, and represent the right to receive, securities of foreign issuers deposited in a domestic bank or trust company or a foreign correspondent bank. Prices of ADRs are quoted in US dollars, and ADRs are traded in the US on exchanges or over-the-counter. While ADRs do not eliminate all the risks associated with foreign investments, by investing in ADRs rather than directly in the stock of foreign issuers, a Fund will avoid currency and certain foreign market trading risks during the settlement period for either purchases or sales. In general, there is a large, liquid market in the US for ADRs quoted on a national securities exchange. The information available for ADRs is subject to the

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accounting, auditing, and financial reporting standards of the US market or exchange on which they are traded, which standards are generally more uniform and more exacting than those to which many foreign issuers may be subject.

EDRs and GDRs are typically issued by foreign banks or trust companies and evidence ownership of underlying securities issued by either a foreign or a US corporation. EDRs and GDRs may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. The underlying shares are held in trust by a custodian bank or similar financial institution in the issuer's home country. If the issuer's home country does not have developed financial markets, a Fund could be exposed to the credit risk of the custodian or financial institution and greater market risk.

The depository bank may not have physical custody of the underlying securities at all times and may charge fees for various services, including forwarding dividends and interest and corporate actions. A Fund would be expected to pay a share of the additional fees, which it would not pay if investing directly in the foreign securities. A Fund may experience delays in receiving its dividend and interest payments or exercising rights as a shareholder.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer's country and are still subject to foreign currency exchange risk. Depositary receipts will be issued under sponsored or unsponsored programs. In sponsored programs, an issuer has made arrangements to have its securities traded in the form of depositary receipts. In unsponsored programs, the issuer may not be directly involved in the creation of the program. Although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, in some cases it may be easier to obtain financial information about an issuer that has participated in the creation of a sponsored program. There may be an increased possibility of untimely responses to certain corporate actions of the issuer, such as stock splits and rights offerings, in an unsponsored program. Accordingly, there may be less information available regarding issuers of securities underlying unsponsored programs and there may not be a correlation between this information and the market value of the depositary receipts. If a Fund's investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

Derivatives Instruments

Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may invest in some or all of the following types of derivatives instruments: credit-linked securities, inverse floaters, swaps, futures, forwards, and options, all of which are described in more detail in this section of the SAI.

Generally, derivatives are financial instruments whose values depend on or are derived from the value of one or more underlying assets, reference rates, indices, or other market factors (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities, or related indices. Derivatives instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument. Because some derivatives instruments used by a Fund may oblige it to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives. For more information about segregating assets, see “Segregation of Assets” in this section.

The Funds may value derivatives instruments at market value, notional value, or full exposure value (i.e., the sum of the notional amount for the contract plus the market value). The manner in which certain securities or other instruments are valued by the Funds may differ from the manner in which those investments are valued by other types of investors.

Exclusion from commodity pool operator definition. The Manager has claimed an exclusion from the definition of “commodity pool operator” (“CPO”) with respect to the Funds under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Manager, although registered as a commodity trading advisor (“CTA”) with the CFTC, provides commodity interest trading advice to the Funds as if the Manager was exempt from CTA registration in reliance on applicable rules of the CFTC.

The terms of the CPO exclusion require a Fund, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options, and certain swaps, which in turn include nondeliverable currency forwards, as further described below. Because the Manager intends to comply with the terms of the CPO exclusion with respect to the Funds, each Fund may, in the future, need to adjust its investment strategies, consistent with its investment goal, to limit its investments in these types of instruments. The Funds are not intended as vehicles for trading in the commodity futures, commodity options, or swaps markets. The CFTC has neither reviewed nor approved the Manager's reliance on the CPO exclusion, the Manager's provision of services as an exempt CTA or a Fund, its investment strategies, or this SAI.

Generally, the exclusion from CPO definition and regulation on which the Manager relies requires a Fund to meet one of the following tests for its commodity interest positions, other than positions entered into for bona fide hedging purposes (as defined in the rules of the CFTC): either (1) the aggregate initial margin and premiums required to establish the Funds' positions in commodity interests may not exceed 5% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions); or (2) the aggregate net notional value of the Funds' commodity interest positions, determined at the time the most recent such position was established, may not exceed 100% of the liquidation value of the Funds' portfolio (after taking into account unrealized profits and unrealized losses on any such positions). In addition to

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Investment Strategies and Risks

meeting one of these trading limitations, a Fund may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options, or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Manager would withdraw the notice claiming an exclusion from the definition of a CPO for the Fund, and the Manager would be subject to registration and regulation as a CPO with respect to the Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Manager's compliance with comparable SEC requirements. However, as a result of CFTC regulation, a Fund may incur additional compliance and other expenses.

Developing government regulation of derivatives. The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC, and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits, and the suspension of trading.

The SEC recently adopted new Rule 18f-4 under the 1940 Act, which imposes limits on the amount of derivatives a fund can enter into and replaces the asset segregation framework previously used by certain funds to comply with Section 18 of the 1940 Act, among other requirements. To the extent the Funds use derivatives, the Funds will comply with the new rule's requirements on or before the SEC's compliance date in August 2022.

It is not possible to predict fully the effects of current or future regulation. However, it is possible that developments in government regulation of various types of derivatives instruments, such as speculative position limits on certain types of derivatives, or limits or restrictions on the counterparties with which a Fund engages in derivatives transactions, may prevent the Funds from using or limit the Funds' use of these instruments effectively as a part of its investment strategy, and could adversely affect the Funds' ability to achieve its investment goal(s). The Manager will continue to monitor developments in this area. New requirements, even if not directly applicable to a Fund, may increase the cost of the Funds' investments and cost of doing business.

Duration

Most debt obligations provide interest (coupon) payments in addition to a final (par) payment at maturity. Some obligations also have call provisions. Depending on the relative magnitude of these payments and the nature of the call provisions, the market values of debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's term-to-maturity has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the interest rate risk or volatility of the security). However, term-to-maturity measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

Duration is a measure of the expected life of a fixed income security on a present value basis that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity, and call features into one measure. Duration is one of the fundamental tools used by the Manager in the selection of fixed income securities. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other factors being the same, the lower the stated or coupon rate of interest of a fixed income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed income security, the shorter the duration of the security.

There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of 10 or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is the case of mortgage pass-through securities. The stated final maturity of such securities is generally 30 years, but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Manager will use sophisticated analytical techniques that incorporate the economic life of a security into the determination of its interest rate exposure.

Equity Securities

Each Fund may invest in equity securities.

Equity securities represent ownership interests in a company and will generally consist of common stocks, preferred stocks, and warrants to acquire common stocks. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of the Fund to fluctuate.

Foreign Investments

Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest in foreign securities. Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may invest in foreign securities traded in foreign markets and emerging markets.

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Overview. Investors should consider carefully the substantial risks associated with investing in the securities of certain governments and companies located in, or having substantial operations in, foreign countries, which are in addition to the usual risks inherent in domestic investments. As with US securities, the value of foreign securities is affected by general economic conditions and individual issuer and industry earnings prospects. Investments in depositary receipts also involve some or all of the risks described below.

There is the possibility of cessation of trading on foreign exchanges, expropriation, nationalization of assets, confiscatory or punitive taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), restrictions on removal of assets, political or social instability, military action or unrest, or diplomatic developments that could affect investments in securities of issuers in foreign nations. There is no assurance that the Manager will be able to anticipate these potential events. In addition, the value of securities denominated in foreign currencies and of dividends and interest paid with respect to such securities will fluctuate based on the relative strength of the US dollar compared to such foreign currencies.

There may be less publicly available information about foreign issuers that is comparable to the reports and ratings published about issuers in the US. Foreign issuers generally are not subject to uniform accounting or financial reporting standards. Auditing practices and requirements may not be comparable to those applicable to US issuers. Certain countries' legal institutions, financial markets, and services are less developed than those in the US or other major economies. A Fund may have greater difficulty voting proxies, exercising shareholder rights, securing dividends and obtaining information regarding corporate actions on a timely basis, pursuing legal remedies, and obtaining judgments with respect to foreign investments in foreign courts than with respect to domestic issuers in US courts. The costs associated with foreign investments, including withholding taxes, brokerage commissions, and custodial costs, are generally higher than with US investments.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company. Some countries limit the investment of foreign persons to only a specific class of securities of an issuer that may have less advantageous terms than securities of the issuer available for purchase by nationals. Although securities subject to such restrictions may be marketable abroad, they may be less liquid than foreign securities of the same class that are not subject to such restrictions. In some countries the repatriation of investment income, capital, and proceeds of sales by foreign investors may require governmental registration and/or approval. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

From time to time, trading in a foreign market may be interrupted. Foreign markets also have substantially less volume than the US markets and securities of some foreign issuers are less liquid and more volatile than securities of comparable US issuers. A Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value (“NAV”).

In many foreign countries, there is less government supervision and regulation of stock exchanges, brokers, and listed companies than in the US, which may result in greater potential for fraud or market manipulation. Foreign over-the-counter markets tend to be less regulated than foreign stock exchange markets and, in certain countries, may be totally unregulated. Brokerage commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the US, are likely to be higher. Foreign security trading, settlement, and custodial practices (including those involving securities settlement where assets may be released prior to receipt of payment) are often less developed than those in US markets, may be cumbersome, and may result in increased risk or substantial delays. This could occur in the event of a failed trade or the insolvency of, or breach of duty by, a foreign broker/dealer, securities depository, or foreign subcustodian.

To the extent that a Fund invests a significant portion of its assets in a specific geographic region or country, the Fund will have more exposure to economic risks related to such region or country than a fund whose investments are more geographically diversified. Adverse conditions or changes in policies in a certain region or country can affect securities of other countries whose economies appear to be unrelated but are otherwise connected. In the event of economic or political turmoil, a deterioration of diplomatic relations or a natural or man-made disaster in a region or country where a substantial portion of a Fund's assets are invested, the Fund may have difficulty meeting a large number of shareholder redemption requests.

The holding of foreign securities may be limited by a Fund to avoid investment in certain Passive Foreign Investment Companies (“PFICs”).

Developing markets or emerging markets. Investments in companies domiciled or with significant operations in developing market or emerging market countries may be subject to potentially higher risks than investments in developed countries. These risks include, among others (i) less social, political, and economic stability; (ii) smaller securities markets with low or nonexistent trading volume, which result in greater illiquidity and greater price volatility; (iii) certain national policies which may restrict a Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation, including less transparent and established taxation policies; (v) less developed regulatory or legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing market countries, of a capital market structure or market-oriented economy; (vii) more widespread corruption and fraud; (viii) the financial institutions with which a Fund may trade may not possess the same degree of financial sophistication, creditworthiness, or resources as those in developed markets; and (ix) the possibility that recent favorable economic developments in some developing market countries may be slowed or reversed by unanticipated economic, political, or social events in such countries.

In addition, many developing market countries have experienced substantial and, during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing market countries may differ unfavorably from the US economy in such respects as

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Investment Strategies and Risks

growth of gross domestic product, rate of inflation, currency depreciation, debt burden, capital reinvestment, resource self-sufficiency, and balance of payments position. The economies of some developing market countries may be based on only a few industries, and may be highly vulnerable to changes in local or global trade conditions.

Settlement systems in developing market countries may be less organized than in developed countries. Supervisory authorities may also be unable to apply standards which are comparable with those in more developed countries. There may be risks that settlement may be delayed and that cash or securities belonging to a Fund may be in jeopardy because of failures of or defects in the settlement systems. Market practice may require that payment be made prior to receipt of the security which is being purchased or that delivery of a security must be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the relevant transaction is effected might result in a loss being suffered by a Fund. A Fund seeks, where possible, to use counterparties whose financial status reduces this risk. However, there can be no certainty that the Fund will be successful in eliminating or reducing this risk, particularly as counterparties operating in developing market countries frequently lack the substance, capitalization, and/or financial resources of those in developed countries. Uncertainties in the operation of settlement systems in individual markets may increase the risk of competing claims to securities held by or to be transferred to a Fund. Legal compensation schemes may be nonexistent, limited, or inadequate to meet a Fund's claims in any of these events.

Securities trading in developing markets presents additional credit and financial risks. A Fund may have limited access to, or there may be a limited number of, potential counterparties that trade in the securities of developing market issuers. Governmental regulations may restrict potential counterparties to certain financial institutions located or operating in the particular developing market. Potential counterparties may not possess, adopt, or implement creditworthiness standards, financial reporting standards, or legal and contractual protections similar to those in developed markets. Currency and other hedging techniques may not be available or may be limited.

The local taxation of income and capital gains accruing to nonresidents varies among developing market countries and may be comparatively high. Developing market countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that a Fund could in the future become subject to local tax liabilities that had not been anticipated in conducting its investment activities or valuing its assets.

Many developing market countries suffer from uncertainty and corruption in their legal frameworks. Legislation may be difficult to interpret and laws may be too new to provide any precedential value. Laws regarding foreign investment and private property may be weak or nonexistent. Investments in developing market countries may involve risks of nationalization, expropriation, and confiscatory taxation. For example, the Communist governments of a number of Eastern European countries expropriated large amounts of private property in the past, in many cases without adequate compensation, and there can be no assurance that similar expropriation will not occur in the future. In the event of expropriation, a Fund could lose all or a substantial portion of any investments it has made in the affected countries. Accounting, auditing, and reporting standards in certain countries in which a Fund may invest may not provide the same degree of investor protection or information to investors as would generally apply in major securities markets. In addition, it is possible that purported securities in which a Fund invested may subsequently be found to be fraudulent and as a consequence the Fund could suffer losses.

Finally, currencies of developing market countries are subject to significantly greater risks than currencies of developed countries. Some developing market currencies may not be internationally traded or may be subject to strict controls by local governments, resulting in undervalued or overvalued currencies and associated difficulties with the valuation of assets, including a Fund's securities, denominated in that currency. Some developing market countries have experienced balance of payment deficits and shortages in foreign exchange reserves. Governments have responded by restricting currency conversions. Future restrictive exchange controls could prevent or restrict a company's ability to make dividend or interest payments in the original currency of the obligation (usually US dollars). In addition, even though the currencies of some developing market countries, such as certain Eastern European countries, may be convertible into US dollars, the conversion rates may be artificial to the actual market values and may be adverse to a Fund's shareholders.

Foreign governmental and supranational debt securities. Investments in debt securities of foreign governmental or supranational issuers are subject to all the risks associated with investments in US and foreign securities and certain additional risks.

Foreign government debt securities, sometimes known as sovereign debt securities, include debt securities issued, sponsored, or guaranteed by: governments or governmental agencies, instrumentalities, or political subdivisions located in emerging or developed market countries; government owned, controlled, or sponsored entities located in emerging or developed market countries; and entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers.

A supranational entity is a bank, commission, or company established or financially supported by the national governments of one or more countries to promote reconstruction, trade, harmonization of standards or laws; economic development; and humanitarian, political, or environmental initiatives. Supranational debt obligations include: Brady Bonds; participations in loans between emerging market governments and financial institutions; and debt securities issued by supranational entities such as the World Bank, Asia Development Bank, European Investment Bank, and the European Economic Community.

Foreign government debt securities are subject to risks in addition to those relating to debt securities generally. Governmental issuers of foreign debt securities may be unwilling or unable to pay interest and repay principal, or otherwise meet obligations, when due and may require that the conditions for payment be renegotiated. As a sovereign entity, the issuing government may be immune from lawsuits in the event of its failure or refusal to pay the obligations when due. The debtor's willingness or ability to repay in a timely manner may be affected by, among other factors, its

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cash flow situation, the extent of its non-US reserves, the availability of sufficient non-US exchange on the date a payment is due, the relative size of the debt service burden to the issuing country's economy as a whole, the sovereign debtor's policy toward principal international lenders, such as the International Monetary Fund or the World Bank, and the political considerations or constraints to which the sovereign debtor may be subject. Governmental debtors also will be dependent on expected disbursements from foreign governments or multinational agencies and the country's access to, or balance of, trade. Some governmental debtors have in the past been able to reschedule or restructure their debt payments without the approval of debt holders or declare moratoria on payments, and similar occurrences may happen in the future. There is no bankruptcy proceeding by which a Fund may collect in whole or in part on debt subject to default by a government.

Foreign currency exchange rates. Changes in foreign currency exchange rates will affect the US dollar market value of securities denominated in such foreign currencies and any income received or expenses paid by a Fund in that foreign currency. This may affect a Fund's share price, income, and distributions to shareholders. Some countries may have fixed or managed currencies that are not free-floating against the US dollar. It will be more difficult for the Manager to value securities denominated in currencies that are fixed or managed. Certain currencies may not be internationally traded, which could cause illiquidity with respect to a Fund's investments in that currency and any securities denominated in that currency. Currency markets generally are not as regulated as securities markets. A Fund endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread in currency exchanges (to cover service charges) may be incurred, particularly when a Fund changes investments from one country to another or when proceeds of the sale of securities in US dollars are used for the purchase of securities denominated in foreign currencies. Some countries may adopt policies that would prevent a Fund from transferring cash out of the country or withhold portions of interest and dividends at the source.

Certain currencies have experienced a steady devaluation relative to the US dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Where the exchange rate for a currency declines materially after a Fund's income has been accrued and translated into US dollars, the Fund may need to redeem portfolio securities to make required distributions. Similarly, if an exchange rate declines between the time the Fund incurs expenses in US dollars and the time such expenses are paid, a Fund will have to convert a greater amount of the currency into US dollars in order to pay the expenses.

Investing in foreign currencies for purposes of gaining from projected changes in exchange rates further increases a Fund's exposure to foreign securities losses.

The Funds do not consider currencies or other financial commodities or contracts and financial instruments to be physical commodities (which include, for example, oil, precious metals, and grains). Accordingly, the Funds interpret the fundamental restriction related to commodities to permit them (subject to their investment goals and general investment policies) to invest directly in foreign currencies and other financial commodities and to purchase, sell, or enter into foreign currency futures contracts and options thereon, forward foreign currency contracts, foreign currency options, currency, commodity- and financial instrument-related swap agreements, hybrid instruments, interest rate, securities-related or foreign currency-related futures contracts or other currency-, commodity- or financial instrument-related derivatives, subject to compliance with any applicable provisions of the federal securities or commodities laws. The Funds also interpret their fundamental restriction regarding purchasing and selling physical commodities to permit the Funds to invest in exchange-traded funds (“ETFs”) or other entities that invest in physical and/or financial commodities.

Foreign Securities Traded in the U.S. The Funds may invest directly in foreign equity or debt securities that are traded in the U.S. Such securities are generally denominated in U.S. dollars. They also may be issued originally in the U.S. For example, some foreign companies raise capital by selling dollar-denominated bonds to institutional investors in the U.S. (“Yankee Bonds”). Such bonds have all of the risks associated with foreign securities traded in foreign markets, except for the risks of foreign securities markets. There may be a thin trading market for foreign securities that are traded in the U.S., and in some cases such securities may be illiquid, since such securities may be restricted and traded principally among institutional investors. See “Restricted and Illiquid Securities” for the risks of illiquid securities. To the extent that dollar-denominated foreign stocks and bonds are traded in the U.S. securities markets, the Funds do not consider them to be foreign securities for purposes of investment policies restricting investments on such securities.

The Funds may invest in securities that are traded in foreign markets through participatory notes. Participatory notes (commonly known as P-notes) are derivative instruments used by foreign funds or investors that would like to invest in securities of a foreign issuer traded in its local market. Foreign funds or investors buy P-notes from brokers who are registered in a foreign issuer's local market. Such brokers buy shares of an issuer on the local market and create the P-notes to represent interests in the shares. Thus, investments in P-notes present similar risks to investing directly in an issuer's shares. Normally, P-notes can only be sold back to the broker that issued them. As a result, P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitment to the purchaser.

Forward Foreign Currency Contracts

Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may engage in forward foreign currency contracts. Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may use forward foreign currency contracts to hedge currency risks, to facilitate transactions in foreign securities, and to hedge against a decline in the value of existing investments denominated in foreign currency. The Funds' dealings in forward foreign currency contracts will be limited to hedging involving either specific transactions or Fund positions.

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Investment Strategies and Risks

The Funds value their assets daily in US dollars, but do not intend to convert the value of their foreign holdings into US dollars on a daily basis. The Funds will, however, from time to time, purchase or sell foreign currencies and/or engage in forward foreign currency contracts in order to facilitate or expedite settlement of Fund transactions and to minimize currency value fluctuations. The Funds may conduct their forward foreign currency contracts on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (i.e., a “forward foreign currency” contract or “forward” contract), and investors should be aware of the costs of currency conversion.

When a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividends or interest payments on a security that it holds, the Fund may desire to “lock in” the US dollar price of the security or the US dollar equivalent of such dividend or interest payment as the case may be. By entering into a forward contract for a fixed amount of dollars for the purchase or sale of the amount of foreign currency involved in the underlying transactions, a Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the US dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

Additionally, when the Manager believes that the currency of a particular foreign country may suffer a substantial decline against the US dollar, a Fund may enter into a forward foreign currency contract for a fixed amount of dollars, to sell the amount of foreign currency approximating the value of some or all of the securities of the Fund denominated in such foreign currency.

The Funds may use forward foreign currency contracts to manage currency risks and to facilitate transactions in foreign securities. The following discussion summarizes the principal currency management strategies involving forward contracts that could be used by the Funds.

In connection with purchases and sales of securities denominated in foreign currencies, the Funds may enter into forward foreign currency contracts to fix a definite price for the purchase or sale in advance of the trade's settlement date. This technique is sometimes referred to as a “settlement hedge” or “transaction hedge.” The Manager expects to enter into settlement hedges in the normal course of managing the Funds' foreign investments. A Fund could also enter into forward foreign currency contracts to purchase or sell a foreign currency in anticipation of future purchases or sales of securities denominated in a foreign currency, even if the specific investments have not yet been selected by the Manager.

The Funds may also use forward foreign currency contracts to hedge against a decline in the value of existing investments denominated in a foreign currency. For example, if a Fund owned securities denominated in pounds sterling, it could enter into a forward foreign currency contract to sell pounds sterling in return for US dollars to hedge against possible declines in the pound's value. Such a hedge (sometimes referred to as a “position hedge”) would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the pound sterling — for example, by entering into a forward foreign currency contract to sell euros in return for US dollars. This type of hedge, sometimes referred to as a “proxy hedge,” could offer advantages in terms of cost, yield, or efficiency, but generally will not hedge currency exposure as effectively as a simple hedge into US dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Under certain conditions, SEC guidelines require mutual funds to set aside cash and appropriate liquid assets in a segregated custodian account to cover forward foreign currency contracts. As required by SEC guidelines, the Funds will segregate assets to cover forward foreign currency contracts, if any, whose purpose is essentially speculative.

Under definitions adopted by the CFTC and the SEC, nondeliverable forwards are considered swaps, and therefore are included in the definition of “commodity interests.” A nondeliverable forward is a cash-settled, short-term forward foreign currency contract on a thinly traded or nonconvertible foreign currency, where the profit or loss at the time of the settlement date is calculated by taking the difference between the agreed upon exchange rate and the spot rate at the time of settlement, for an agreed upon notional amount of funds. Although nondeliverable forwards have historically been traded in the over-the-counter (“OTC”) market, as swaps they may in the future be required to be centrally cleared and traded on public facilities. Currency and cross currency forwards that qualify as deliverable forwards are not regulated as swaps for most purposes, and are not included in the definition of “commodity interests.” However these forwards are subject to some requirements applicable to swaps, including reporting to swap data repositories, documentation requirements, and business conduct rules applicable to swap dealers.

Risks of forward foreign currency contracts. The successful use of these transactions will usually depend on the Manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, for example, due to bankruptcy or insolvency of the counterparty. While a Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that a Fund is not obligated to actively engage in hedging or other currency transactions. For example, a Fund may not attempt to hedge its exposure to a particular foreign currency at a time when doing so might avoid a loss.

Forward foreign currency contracts may limit potential gain from a positive change in the relationship between the US dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for a Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between a Fund's portfolio holdings of securities denominated in a particular currency and the currencies

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bought or sold in the forward foreign currency contracts entered into by the Fund. This imperfect correlation may cause a Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Foreign Currency Warrants. Foreign currency warrants entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in US dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the US dollar as of the exercise date of the warrant. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised.

Foreign currency warrants are severable from the debt obligations with which they may be offered and may be listed on exchanges. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which may result in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation (“OCC”). Unlike foreign currency options issued by the OCC, the terms of foreign currency warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political and economic factors.

Forward Contracts

A forward contract is an agreement between two parties in which one party is obligated to deliver a stated amount of a stated asset at a specified time in the future and the other party is obligated to pay a specified amount for the assets at the time of delivery. Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, and Delaware Total Return Fund may enter into forward contracts to purchase and sell government securities, equity or income securities, foreign currencies or other financial instruments. Forward contracts generally are traded in an interbank market conducted directly between traders (usually large commercial banks) and their customers. Unlike futures contracts, which are standardized contracts, forward contracts can be specifically drawn to meet the needs of the parties that enter into them. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated exchange.

A Fund will cover outstanding forward contracts by maintaining liquid portfolio securities in an amount not less than the value of that Fund's total assets committed to the consummation of such contracts. To the extent that a Fund is not able to cover its forward positions with underlying portfolio securities, the Fund's custodian will segregate cash or other liquid assets having a value equal to the aggregate amount of such Fund's commitments under forward contracts entered into with respect to position hedges, cross-hedges and anticipatory hedges. If the value of the securities used to cover a position or the value of segregated assets declines, a Fund will find alternative cover or segregate additional cash or liquid assets on a daily basis so that the value of the covered and segregated assets will be equal to the amount of such Fund's commitments with respect to such contracts.

The Funds also may enter into non-deliverable forwards (“NDFs”). NDFs are cash-settled, short-term forward contracts on foreign currencies (each a “Reference Currency”) that are non-convertible and may be thinly traded or illiquid. NDFs involve an obligation to pay an amount (the “Settlement Amount”) equal to the difference between the prevailing market exchange rate for the Reference Currency and the agreed upon exchange rate (the “NDF Rate”), with respect to an agreed notional amount. NDFs have a fixing date and a settlement (delivery) date. The fixing date is the date and time at which the difference between the prevailing market exchange rate and the agreed upon exchange rate is calculated. The settlement (delivery) date is the date by which the payment of the Settlement Amount is due to the party receiving payment.

Although NDFs are similar to forward currency contracts, NDFs do not require physical delivery of the Reference Currency on the settlement date. Rather, on the settlement date, the only transfer between the counterparties is the monetary settlement amount representing the difference between the NDF Rate and the prevailing market exchange rate. NDFs typically may have terms from one month up to two years and are settled in US dollars.

NDFs are subject to many of the risks associated with forward currency contracts including risks associated with fluctuations in foreign currency and the risk that the counterparty will fail to fulfill its obligations. All NDFs are subject to counterparty risk, which is the risk that the counterparty will not perform as contractually required under the NDF. With respect to any NDFs that currently are, or in the future may be, centrally cleared, a Fund could lose margin payments it has deposited with the clearing organization as well as the net amount of gains not yet paid by the clearing organization if it breaches its obligations under the NDF, becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the investor may be entitled to the net amount of gains the investor is entitled to receive plus the return of margin owed to it only in proportion to the amount received by the clearing organization's other customers, potentially resulting in losses to the investor.

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Investment Strategies and Risks

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, the Funds might be required to accept or make delivery of the underlying foreign currency in accordance with any US or foreign regulations regarding the maintenance of foreign banking arrangements by US residents and might be required to pay any fees, taxes, and charges associated with such delivery assessed in the issuing country.

Futures and Options on Futures

Delaware Hedged U.S. Equity Opportunities Fund and Delaware Total Return Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies. Each Fund may enter into such futures contracts to protect against the adverse effects of fluctuations in interest or foreign exchange rates without actually buying or selling the securities or foreign currency. With respect to options on futures contracts, when the Funds are not fully invested, they may purchase a call option on a futures contract to hedge against a market advance.

Futures contracts. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference instrument, such as a specific security, currency or commodity, at a specified price at a specified later date. A “sale” of a futures contract means the acquisition of a contractual obligation to deliver the underlying reference instrument called for by the contract at a specified price on a specified date. A “purchase” of a futures contract means the acquisition of a contractual obligation to acquire the underlying reference instrument called for by the contract at a specified price on a specified date. The purchase or sale of a futures contract will allow a Fund to increase or decrease its exposure to the underlying reference instrument without having to buy the actual instrument.

The underlying reference instruments to which futures contracts may relate include non-US currencies, interest rates, stock and bond indices, and debt securities, including US government debt obligations. In most cases the contractual obligation under a futures contract may be offset, or “closed out,” before the settlement date so that the parties do not have to make or take delivery. The closing out of a contractual obligation is usually accomplished by buying or selling, as the case may be, an identical, offsetting futures contract. This transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the underlying instrument or asset. Although some futures contracts by their terms require the actual delivery or acquisition of the underlying instrument or asset, some require cash settlement.

Futures contracts may be bought and sold on US and non-US exchanges. Futures contracts in the US have been designed by exchanges that have been designated “contract markets” by the CFTC and must be executed through a futures commission merchant (“FCM”), which is a brokerage firm that is a member of the relevant contract market. Each exchange guarantees performance of the contracts as between the clearing members of the exchange, thereby reducing the risk of counterparty default. Futures contracts may also be entered into on certain exempt markets, including exempt boards of trade and electronic trading facilities, available to certain market participants. Because all transactions in the futures market are made, offset, or fulfilled by an FCM through a clearinghouse associated with the exchange on which the contracts are traded, a Fund will incur brokerage fees when it buys or sells futures contracts.

The Funds generally buy and sell futures contracts only on contract markets (including exchanges or boards of trade) where there appears to be an active market for the futures contracts, but there is no assurance that an active market will exist for any particular contract or at any particular time. An active market makes it more likely that futures contracts will be liquid and bought and sold at competitive market prices. In addition, many of the futures contracts available may be relatively new instruments without a significant trading history. As a result, there can be no assurance that an active market will develop or continue to exist.

When a Fund enters into a futures contract, it must deliver to an account controlled by the FCM (that has been selected by the Fund), an amount referred to as “initial margin” that is typically calculated as an amount equal to the volatility in the market value of a contract over a fixed period. Initial margin requirements are determined by the respective exchanges on which the futures contracts are traded and the FCM. Thereafter, a “variation margin” amount may be required to be paid by a Fund or received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the futures contract. The account is marked-to-market daily and the variation margin is monitored by the Manager and the Funds' custodian on a daily basis. When the futures contract is closed out, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Some futures contracts provide for the delivery of securities that are different than those that are specified in the contract. For a futures contract for delivery of debt securities, on the settlement date of the contract, adjustments to the contract can be made to recognize differences in value arising from the delivery of debt securities with a different interest rate from that of the particular debt securities that were specified in the contract. In some cases, securities called for by a futures contract may not have been issued when the contract was written.

Risks of futures contracts. The Funds' use of futures contracts is subject to the risks associated with derivatives instruments generally. In addition, a purchase or sale of a futures contract may result in losses to a Fund in excess of the amount that the Fund delivered as initial margin. Because of the relatively low margin deposits required, futures trading involves a high degree of leverage; as a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, or gain, to a Fund. In addition, if a Fund has insufficient cash to meet daily variation margin requirements or close out a futures position, it may have to sell securities from its portfolio at a time when it may be disadvantageous to do so. Adverse market movements could cause a Fund to experience substantial losses on an investment in a futures contract.

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There is a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a futures contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty.

A Fund may not be able to properly hedge or effect its strategy when a liquid market is unavailable for the futures contract the Fund wishes to close, which may at times occur. In addition, when futures contracts are used for hedging, there may be an imperfect correlation between movements in the prices of the underlying reference instrument on which the futures contract is based and movements in the prices of the assets sought to be hedged.

If the Manager's investment judgment about the general direction of market prices or interest or currency exchange rates is incorrect, a Fund's overall performance will be poorer than if it had not entered into a futures contract. For example, if a Fund has purchased futures to hedge against the possibility of an increase in interest rates that would adversely affect the price of bonds held in its portfolio and interest rates instead decrease, the Fund will lose part or all of the benefit of the increased value of the bonds which it has hedged. This is because its losses in its futures positions will offset some or all of its gains from the increased value of the bonds.

The difference (called the “spread”) between prices in the cash market for the purchase and sale of the underlying reference instrument and the prices in the futures market is subject to fluctuations and distortions due to differences in the nature of those two markets. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions that could distort the normal pricing spread between the cash and futures markets. Second, the liquidity of the futures markets depends on participants entering into offsetting transactions rather than making or taking delivery of the underlying instrument. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, resulting in pricing distortion. Third, from the point of view of speculators, the margin deposit requirements that apply in the futures market are less onerous than similar margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. When such distortions occur, a correct forecast of general trends in the price of an underlying reference instrument by the Manager may still not necessarily result in a profitable transaction.

Futures contracts that are traded on non-US exchanges may not be as liquid as those purchased on CFTC-designated contract markets. In addition, non-US futures contracts may be subject to varied regulatory oversight. The price of any non-US futures contract and, therefore, the potential profit and loss thereon, may be affected by any change in the non-US exchange rate between the time a particular order is placed and the time it is liquidated, offset or exercised.

The CFTC and the various exchanges have established limits referred to as “speculative position limits” on the maximum net long or net short position that any person, such as a Fund, may hold or control in a particular futures contract. Trading limits are also imposed on the maximum number of contracts that any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The regulation of futures, as well as other derivatives, is a rapidly changing area of law.

Futures exchanges may also limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Options on futures contracts. Options on futures contracts trade on the same contract markets as the underlying futures contract. When a Fund buys an option, it pays a premium for the right, but does not have the obligation, to purchase (call) or sell (put) a futures contract at a set price (called the exercise price). The purchase of a call or put option on a futures contract, whereby the Fund has the right to purchase or sell, respectively, a particular futures contract, is similar in some respects to the purchase of a call or put option on an individual security or currency. Depending on the premium paid for the option compared to either the price of the futures contract upon which it is based or the price of the underlying reference instrument, the option may be less risky than direct ownership of the futures contract or the underlying reference instrument. For example, a Fund could purchase a call option on a long futures contract when seeking to hedge against an increase in the market value of the underlying reference instrument, such as appreciation in the value of a non-US currency against the US dollar.

The seller (writer) of an option becomes contractually obligated to take the opposite futures position if the buyer of the option exercises its rights to the futures position specified in the option. In return for the premium paid by the buyer, the seller assumes the risk of taking a possibly adverse futures position. In addition, the seller will be required to post and maintain initial and variation margin with the FCM. One goal of selling (writing) options on futures may be to receive the premium paid by the option buyer.

For more general information about the mechanics of purchasing and writing options, see “Options” below.

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Investment Strategies and Risks

Risks of options on futures contracts. A Fund's use of options on futures contracts is subject to the risks related to derivatives instruments generally. In addition, the amount of risk a Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. The purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. The seller (writer) of an option on a futures contract is subject to the risk of having to take a possibly adverse futures position if the purchaser of the option exercises its rights. If the seller were required to take such a position, it could bear substantial losses. An option writer has potentially unlimited economic risk because its potential loss, except to the extent offset by the premium received, is equal to the amount the option is “in-the-money” at the expiration date. A call option is in-the-money if the value of the underlying futures contract exceeds the exercise price of the option. A put option is in-the-money if the exercise price of the option exceeds the value of the underlying futures contract.

Dollar Rolls. The Funds may enter into dollar roll transactions in which a Fund sells a fixed-income security for delivery in the current month and simultaneously contracts to purchase substantially similar securities at an agreed upon future time. By engaging in a dollar roll transaction, a Fund forgoes principal and interest paid on the security that is sold, but receives the difference between the current sales price and the forward price for the future purchase. A Fund would also be able to invest the proceeds of the securities sold. When a Fund reinvests the proceeds of a dollar roll in other securities, any fluctuations in the market value of the securities transferred to another party, the securities purchased for future delivery, and the securities in which the proceeds are invested would affect the market value of the Fund's assets. As a result, such transactions could increase fluctuation in the Fund's NAV. If a Fund reinvests the proceeds of the dollar roll at a rate lower than the cost of the dollar roll, engaging in the dollar roll will lower the Fund's yield. A Fund will segregate cash or other appropriate liquid securities with a value at least equal to the Fund's obligation under the dollar rolls.

High Yield High-Risk (“Junk Bonds”) Securities

Securities rated lower than BBB- by Standard & Poor's Financial Services LLC (“S&P”) and Baa3 by Moody's Investors Service, Inc. (“Moody's”) or similarly rated by another nationally recognized statistical rating organization (“NRSRO”) are commonly known as “junk bonds.” Delaware Total Return Fund may invest in junk bonds.

Junk bonds are often considered to be speculative and involve significantly higher risk of default on the payment of principal and interest or are more likely to experience significant price fluctuation due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than higher-rated debt securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Although the market for high yield corporate debt securities has been in existence for many years and has weathered previous economic downturns, the market in recent years has experienced a dramatic increase in the large-scale use of such securities to fund highly leveraged corporate acquisitions and restructurings. Accordingly, past experience may not provide an accurate indication of future performance of the high yield bond market, especially during periods of economic recession. See “Appendix A — Description of Ratings.”

The market for lower-rated securities and debt securities of distressed companies may be less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. If market quotations are not available, these securities will be valued in accordance with procedures established by the Board, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last-sale information are available. Adverse publicity and changing investor perceptions may affect the ability of outside pricing services used by a Fund to value its portfolio securities and the Fund's ability to dispose of these lower-rated debt securities.

Since the risk of default is higher for lower-quality securities, the Manager's research and credit analysis are an integral part of managing any securities of this type. In considering junk bond investments, the Manager will attempt to identify those issuers of high yielding securities whose financial conditions are adequate to meet future obligations, have improved, or are expected to improve in the future. The Manager's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer. There can be no assurance that such analysis will prove accurate.

A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as security holder to seek to protect the interests of security holders if it determines this to be in the best interest of shareholders.

Illiquid and Restricted Investments

Each Fund is permitted to invest up to 15% of its respective net assets in illiquid investments. For purposes of a Fund's 15% limitation, illiquid investment means any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the 1940 Act and applicable rules and regulations thereunder. Illiquid investments, for purposes of this policy, include repurchase agreements maturing in more than seven calendar days.Each Fund may purchase privately placed debt and other securities whose resale is restricted under applicable securities laws. Such restricted securities generally offer a higher return than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which could result in a Fund obtaining a less favorable price on a resale.

Each Fund may invest in restricted securities, including securities eligible for resale without registration pursuant to Rule 144A (“Rule 144A Securities”) under the 1933 Act. Rule 144A exempts many privately placed and legally restricted securities from the registration requirements of the

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1933 Act and permits such securities to be freely traded among certain institutional buyers such as the Funds. Restricted securities generally offer a higher return potential than comparable registered securities but involve some additional risk since they can be resold only in privately negotiated transactions or after registration under applicable securities laws. The registration process may involve delays which would result in a Fund obtaining a less favorable price on a resale.

The Manager is responsible for the day-to-day functions of determining whether or not individual Rule 144A Securities are liquid for purposes of a Fund's limitation on investments in illiquid investments. The Manager considers the following factors in determining the liquidity of a Rule 144A Security: (i) the frequency of trades and trading volume for the security; (ii) whether at least three dealers are willing to purchase or sell the security and the number of potential purchasers; (iii) whether at least two dealers are making a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer).

If the Manager determines that a Rule 144A Security which was previously determined to be liquid is no longer liquid and, as a result, a Fund's holdings of illiquid investments exceed its limit on investment in such investments, the Manager will determine what action shall be taken to ensure that the Fund continues to adhere to such limitation.

Investment Companies

Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest in other investment companies to the extent permitted by the 1940 Act, SEC rules thereunder and exemptions thereto.

With respect to unaffiliated funds in which a Fund may invest, Section 12(d)(1)(A) of the 1940 Act requires that, as determined immediately after a purchase is made, (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of the Fund's total assets will be invested in securities of investment companies as a group, and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. A Fund will limit its investments in unaffiliated funds in accordance with the Section 12(d)(1)(A) limitations set forth above, except to the extent that any rules, regulations or no-action or exemptive relief under the 1940 Act permit the Fund's investments to exceed such limits in unaffiliated underlying funds. To the extent that a Fund invests in another investment company, because other investment companies pay advisory, administrative and service fees that are borne indirectly by investors, such as the Fund, there may be duplication of investment management and other fees.

Each Fund may invest in securities issued by closed-end funds, subject to any of its investment policies. If a Fund invests in shares issued by leveraged closed-end funds, it will face certain risks associated with leveraged investments. Investments in closed-end funds are subject to additional risks. For example, the price of the closed-end fund's shares quoted on an exchange may not reflect the NAV of the securities held by the closed-end fund, and the premium or discount the share prices represent versus NAV may change over time based on a variety of factors, including supply of and demand for the closed-end fund's shares, that are outside the closed-end fund's control or unrelated to the value of the underlying portfolio securities. If a Fund invests in the closed-end fund to gain exposure to the closed-end fund's investments, the lack of correlation between the performance of the closed-end fund's investments and the closed-end fund's share price may compromise or eliminate any such exposure.

To the extent that a Fund invests in an exchange-traded fund (“ETF”), the market value of the ETF shares may differ from its NAV because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETFs' operating expenses and transaction costs.

Delaware Total Return Fund is permitted to invest in other investment companies, including open-end, closed-end, unregistered investment companies, and ETFs, either within the percentage limits set forth in the 1940 Act, any rule or order thereunder, or SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction. However, the Fund may not operate as a “fund of funds” which invests primarily in the shares of other investment companies as permitted by Section 12(d)(1)(F) or (G) of the 1940 Act, if its own shares are utilized as investments by such a “fund of funds.” Any investments that the Fund makes in investment companies will involve the Fund's pro rata payment of a portion of the expenses, including advisory fees, of such other investment companies. Under the 1940 Act's current limitations, the Fund may not: (i) own more than 3% of the voting stock of another investment company; (ii) invest more than 5% of the Fund's total assets in the shares of any one investment company; nor (iii) invest more than 10% of the Fund's total assets in shares of other investment companies. If the Fund elects to limit its investment in other investment companies to closed-end investment companies, the 3% limitation described above is increased to 10%. These percentage limitations also apply to the Fund's investments in unregistered investment companies.

The market value of the ETF shares may differ from their net asset value because the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying securities. Also, ETFs that track particular indices typically will be unable to match the performance of the index exactly due to the ETF's operating expenses and transaction costs.

Limited Partnerships

Delaware Total Return Fund may invest in limited partnerships, including limited partnerships that invest in real estate assets and other illiquid or restricted assets, and master limited partnerships (“MLPs”). Delaware Opportunity Fund and Delaware Total Return Fund may invest in MLPs.

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Investment Strategies and Risks

Delaware Total Return Fund may invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (“Real Estate Limited Partnerships”).

Delaware Total Return Fund's portfolio managers believe investments in Real Estate Limited Partnerships may offer an opportunity to obtain favorable yields and diversification benefits. However, these investments may be subject, but not limited, to the following risks:

The Real Estate Limited Partnerships may include expenses such as, but not limited to, general partner or managing member fees, property management fees, borrowing expenses, and acquisition fees, that may reduce the return from the investment.

The general partner or managing member of a Real Estate Limited Partnership has broad discretion to manage the entity, and the limited partners may have limited rights in connection with key decisions.

A Real Estate Limited Partnership may require additional capital contributions, and it may be difficult to ascertain the amount of the capital contributions in advance.

Delaware Total Return Fund's interest in a Real Estate Limited Partnership may become diluted if it does not make requested capital contributions.

The Fund may not be able to readily liquidate its interest in a Real Estate Limited Partnership without the prior consent of the general partner, managing member or a majority of partnership interests.

A Real Estate Limited Partnership's distributions may be subject to “waterfalls” that give preference to majority investors.

In certain instances, a Real Estate Limited Partnership may be required to indemnify the general partner, the limited partners, the managing member and officers, against legal claims.

Finally, the income from investments in Real Estate Limited Partnerships is unlikely to qualify for purposes of satisfying the income or asset requirements in the Internal Revenue Code for qualification as a regulated investment company (i.e., that at least 90% of gross income from a regulated investment company be derived from certain specified types of assets and that at each calendar quarter least 50% of the value of the total assets be represented by certain specified types of assets).

An MLP is a publicly traded company organized as a limited partnership or limited liability company and may be treated as a partnership or corporation for federal income tax purposes. MLPs may derive income and gains from the exploration, development, mining or production, processing, refining, transportation (including pipelines transporting gas, oil, or products thereof), or the marketing of any mineral or natural resource. MLPs generally have two classes of owners, the general partner and limited partners. When investing in an MLP, a Fund intends to purchase publicly traded common units issued to limited partners of the MLP. The general partner of an MLP is typically owned by one or more of the following: a major energy company, an investment fund, or the direct management of the MLP. The general partner may be structured as a private or publicly traded corporation or other entity. The general partner typically controls the operations and management of the MLP through an up to 2% equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership's operations and management.

MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax, subject to the application of certain partnership audit rules. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to common unitholders.

MLPs are typically structured such that common units and general partner interests have first priority to receive quarterly cash distributions up to an established minimum amount (“minimum quarterly distributions” or “MQD”). Common and general partner interests also accrue arrearages in distributions to the extent the MQD is not paid. Once common and general partner interests have been paid, subordinated units receive distributions of up to the MQD; however, subordinated units do not accrue arrearages. Distributable cash in excess of the MQD paid to both common and subordinated units is distributed to both common and subordinated units generally on a pro rata basis. The general partner is also eligible to receive incentive distributions if the general partner operates the business in a manner that results in distributions paid per common unit surpassing specified target levels. As the general partner increases cash distributions to the limited partners, the general partner receives an increasingly higher percentage of the incremental cash distributions. A common arrangement provides that the general partner can reach a tier where it receives 50% of every incremental dollar paid to common and subordinated unit holders. These incentive distributions encourage the general partner to streamline costs, increase capital expenditures and acquire assets in order to increase the partnership's cash flow and raise the quarterly cash distribution in order to reach higher tiers. Such results benefit all security holders of the MLP.

MLP common units represent limited partnership interests in the MLP. Common units are listed and traded on US securities exchanges, with their values fluctuating predominantly based on prevailing market conditions and the success of the MLP. To the extent that a Fund invests in MLPs, it intends to purchase common units in market transactions. Unlike owners of common stock of a corporation, owners of common units have limited voting rights and have no ability annually to elect directors. In the event of liquidation, common units have preference over subordinated units, but not debt or preferred units, to the remaining assets of the MLP. A Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company.

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An investment in MLP units involves some risks that differ from an investment in the common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. Although common unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to such unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the common unitholder even after the units are sold. Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

Certain diversification and income requirements imposed by the Internal Revenue Code will limit the Funds' ability to invest in MLP securities. In addition, a Fund's ability to meet its investment objective may depend in part on the level of taxable income and distributions and dividends received from the MLP securities in which the Fund invests, a factor over which the Fund has no control. The benefit derived from a Fund's investment in MLPs is largely dependent on the MLPs being treated as partnerships for federal income tax purposes. If an MLP were classified as a corporation for federal income tax purposes, the amount of cash available for distribution would be reduced and distributions received by a Fund would be taxed entirely as dividend income.

As a limited partner in an MLP taxed as a partnership, the Fund will receive a pro rata share of income, gains, losses and deductions from those MLPs. Historically, a significant portion of income from such MLPs has been offset by tax deductions. A Fund's shareholders will incur a current tax liability on that portion of an MLP's income and gains that is not offset by tax deductions and losses. The percentage of an MLP's income and gains that is offset by tax deductions and losses will fluctuate over time for various reasons.

Loans and Other Indebtedness

Each Fund may purchase loans and other indebtedness.

In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of nonpayment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs, and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution that has negotiated and structured the loan and is responsible for collecting interest, principal, and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary.

A Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans and the other indebtedness acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash on a certain date or on demand. These commitments may require a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high grade debt obligations in an amount sufficient to meet such commitments in a segregated account. A Fund's ability to receive payment of principal, interest, and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. In selecting the loans and other indebtedness that a Fund will purchase, the Manager will rely upon its own (and not the original lending institution's) credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass onto the Fund amounts payable with respect to the loan and to enforce the Fund's rights under the loan and other indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Fund from receiving such amounts. In such cases, a Fund will evaluate as well the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an “issuer” of the loan for purposes of compliance with applicable law pertaining to the diversification of the Fund's portfolio investments. The highly leveraged nature of many such loans and other indebtedness may make such loans and other indebtedness especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other indebtedness may involve additional risk to a Fund.

Income Deposit Securities (“IDSs”). An IDS represents two separate securities, a share of common stock and a debt security issued by the same company, that are combined into one unit that trades like a stock on an exchange. Generally, the holder of an IDS has the right to separate the IDS into the share of common stock and the note represented thereby within a designated number of days following the closing of an offering or upon the occurrence of a change of control.

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Investment Strategies and Risks

IDSs are subject to the same risks as the underlying securities that make up an IDS. There may be a thinner and less active market for IDSs than that available for higher quality securities. An issuer's indebtedness could restrict its ability to pay interest and principal on the notes, pay dividends on the stock, and impact financing options and liquidity positions.

Indexed Securities. A Fund may purchase various fixed-income and debt securities whose principal value or rate of return is linked or indexed to relative exchange rates among two or more currencies or linked to commodities prices or other financial indicators. Such securities may be more volatile than the underlying instruments, resulting in a leveraging effect on the Fund. The value of such securities may fluctuate in response to changes in the index, market conditions and the creditworthiness of the issuer. These securities may vary directly or inversely with the underlying instruments. The value of such securities may change significantly if their principal value or rate of return is linked or indexed to relative exchange rates involving a foreign currency for which there is not a readily available market.

Inflation-Indexed Securities. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. The values of inflation-indexed fixed-income securities generally fluctuate in response to changes in real interest rates (approximately nominal interest rates minus the inflation rate). Therefore, if inflation rates were to rise faster than nominal interest rates, the value of inflation-indexed securities would likely increase. In contrast, if nominal interest rates increased faster than the inflation rate, the value of inflation-indexed securities would likely decrease. Although the principal value of many inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if a Fund purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, the Fund may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period a Fund holds an inflation-indexed security, the Fund may earn less on the security than on a conventional bond. A Fund may invest in inflation-related bonds which do not provide a guarantee of principal. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal amount.

Syndicated Bank Loans. Delaware Total Return Fund may invest in syndicated bank loans. Syndicated bank loans may be considered high-yield securities, which are discussed in “High Yield Securities,” and/or senior loans, which are discussed in “Senior Loans.” See “Variable Rate and Floating Rate Securities” for a description of floating rate securities. An investment in a syndicated bank loan does not violate a Fund's fundamental investment policy against making loans. A Fund may invest in syndicated bank loans by purchasing an assignment directly from a lender and, thereby, the Fund would assume the same rights, obligations and risks as the assigning lender. The Fund would have the right to receive payment of principal and interest from the borrower under the terms of the loan. Additional rights may include the right to vote along with other lenders to enforce certain terms of the loan agreement, such as declaring the loan in default and initiating collections. A Fund would be subject to the same risks of default by the borrower as discussed below for syndicated bank loan participations. The assignments a Fund would purchase are generally based on senior obligations and are secured by collateral. However, it is possible that if the borrower files for bankruptcy, the Fund may not be deemed a secured creditor. If the loan is foreclosed, a Fund could potentially become an owner of the collateral and would bear the costs and liabilities associated with owning or disposing of the collateral. Banks, financial institutions or lending syndicates generally offer these types of direct assignments, which are typically administered by a third-party, such as a bank or financial institution, that serves as an agent for the holder of the loan. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral. A Fund may have to rely on the agent or other financial intermediaries to apply appropriate credit remedies against a borrower.

Although syndicated bank loans in which a Fund will invest through assignments will generally be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower's obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, a Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a syndicated bank loan. Certain loans may be subject to the risk that a court, pursuant to fraudulent conveyance or other laws, could subordinate the loan to presently existing or future indebtedness of the borrower or take other action detrimental to the holder of the loan; including, in certain circumstances, invalidating the loan or causing interest previously paid to be refunded. Such events could negatively affect a Fund's performance.

Investments in syndicated bank loans present the possibility that a Fund could be held liable as co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, a Fund could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The Fund anticipates that syndicated bank loans could be sold only to a limited number of institutional investors. In addition, some syndicated bank loans may not be rated by major rating agencies and may not be protected by the securities laws. Investments in syndicated bank loans also involve risk of loss in case of default or insolvency of the borrower. Syndicated bank loans may not be readily marketable and may be subject to restrictions on resale.

A Fund may also invest in syndicated bank loans by purchasing participations. Syndicated bank loan participations are interests in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. A Fund will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with the purchase of participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not directly benefit from any collateral supporting the loan in which it has purchased the participation. As a result, a Fund will be subject to credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Syndicated bank loans and other types of direct indebtedness may not be readily marketable and may be subject to certain restrictions on resale. The settlement process may take longer than seven days. Although syndicated bank loans can be sold during the settlement period, some indebtedness may be difficult or impossible to dispose of within seven days at what the Manager believes to be a fair price and in those instances. Where applicable, the loans will be treated as illiquid in accordance with SEC rules and interpretations for purposes of a Fund's limitation on illiquid investments. In addition, syndicated bank loans may require the consent of the borrower and/or the agent prior to sale or assignment. These consent requirements can delay or impede the Fund's ability to sell syndicated bank loans and can adversely affect a loan's liquidity and the price that can be obtained. Long settlement periods for transactions in bank loans may impede the ability to timely honor redemptions. Some syndicated bank loans are traded among certain financial institutions and accordingly may be deemed liquid. Bank loans may not be considered “securities” for certain purposes of the federal securities laws and purchasers, such as the Funds, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws. The amount of public information with respect to loans is generally less extensive than that available for other securities.

Refunded Securities. The Funds may purchase municipal securities that are subsequently refunded by the issuance and delivery of a new issue of bonds prior to the date on which the outstanding issue of bonds can be redeemed or paid (also called pre-refunded bonds). The proceeds from the new issue of bonds are typically collateralized by direct obligations of the US Government, or in some cases obligations guaranteed by the US Government, placed in an escrow account maintained by an independent trustee until maturity or a predetermined redemption date. These collateralized obligations are normally regarded as having the credit characteristics of the underlying US Government or US Government agency security. The Funds also may purchase municipal securities that have been refunded prior to purchase. Refunded municipal securities are subject to interest rate risk. In addition, some refunded municipal securities may have limited liquidity.

Senior Loans. Senior loans are loans that are typically made to business borrowers to finance leveraged buy-outs, recapitalizations, mergers, stock repurchases, and internal growth. Senior loans generally hold the most senior position in the capital structure of a borrower and are usually secured by liens on the assets of the borrowers; including tangible assets such as cash, accounts receivable, inventory, property, plant and equipment, and common and/or preferred stocks of subsidiaries; and intangible assets including trademarks, copyrights, patent rights, and franchise value. The Funds may also receive guarantees as a form of collateral. Senior loans may be structured to include two or more types of loans within a single credit agreement. The most common structure is to have a revolving loan and a term loan. A revolving loan is a loan that can be drawn upon, repaid fully or partially, and then the repaid portions can be drawn upon again. A term loan is a loan that is fully drawn upon immediately and once repaid, it cannot be drawn upon again.

Sometimes there may be two or more term loans and they may be secured by different collateral, and/or have different repayment schedules and maturity dates. In addition to revolving loans and term loans, senior loan structures can also contain facilities for the issuance of letters of credit and may contain mechanisms for lenders to pre-fund letters of credit through credit-linked deposits. The Funds typically invest only in the term loan portions of senior loan structures, although they could invest in the revolving loan portions and the pre-funded letters of credit portions.

By virtue of their senior position and collateral, senior loans typically provide lenders with the first right to cash flows or proceeds from the sale of a borrower's collateral if the borrower becomes insolvent (subject to the limitations of bankruptcy law, which may provide higher priority to certain claims such as employee salaries, employee pensions, and taxes). This means senior loans are generally repaid before unsecured bank loans, corporate bonds, subordinated debt, trade creditors, and preferred or common stockholders. Nevertheless, senior loans may still be subordinated to other obligations of a borrower.

Senior loans typically pay interest at least quarterly at rates which equal a fixed percentage spread over a base rate. For example, if a base rate were 3% and the borrower was paying a fixed spread of 2.50%, the total interest rate paid by the borrower would be 5.50%. Base rates, and therefore the total rates paid on senior loans, float (i.e., they change as market rates of interest change).

Although a base rate can change every day, loan agreements for senior loans typically allow the borrower the ability to choose how often the total interest rate for its loan is permitted to change or reset. A single loan may have multiple reset periods at the same time, with each reset period applicable to a designated portion of the loan. Such periods can range from one day to one year, with most borrowers choosing monthly or quarterly reset periods. In addition, some loans have a floor that prevents interest rates for the loan from falling below the contractual floor rate even when the market rate falls below the contractual floor rate. During periods of rising interest rates, borrowers will tend to choose longer reset periods, and during periods of declining interest rates, borrowers will tend to choose shorter reset periods. The fixed spread over the base rate on a senior loan typically does not change.

Senior loans generally are arranged through private negotiations between a borrower and several financial institutions represented by an agent who is usually one of the originating lenders. In larger transactions, it is common to have several agents; however, generally only one such agent has primary responsibility for ongoing administration of a senior loan. Agents are typically paid fees by the borrower for their services.

The agent is primarily responsible for negotiating the loan agreement which establishes the terms and conditions of the senior loan and the rights of the borrower and the lenders. The agent also is responsible for monitoring collateral and for exercising remedies available to the lenders such as foreclosure upon collateral.

Loan agreements may provide for the termination of the agent's agency status in the event that it fails to act as required under the relevant loan agreement, becomes insolvent, enters Federal Deposit Insurance Corporation (“FDIC”) receivership or, if not FDIC insured, enters into bankruptcy. Should such an agent, lender or assignor with respect to an assignment interpositioned between a Fund and the borrower become insolvent or enter

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FDIC receivership or bankruptcy, any interest in the senior loan of such person and any loan payment held by such person for the benefit of the Fund should not be included in such person's or entity's bankruptcy estate. If, however, any such amount were included in such person's or entity's bankruptcy estate, a Fund would incur certain costs and delays in realizing payment or could suffer a loss of principal or interest. In this event, a Fund could experience a decrease in its net asset value.

The Funds invest in both primary and secondary markets with established broker-dealers in the over-the-counter (“OTC”) market.

For a description of floating rate securities see “Variable Rate and Floating Rate Notes.”

Mortgage-Backed Securities (“MBS”)

Delaware Total Return Fund may invest in mortgage-backed securities (“MBS”).

Overview. MBS, also referred to as mortgage securities or mortgage-related securities, represent an ownership interest in a pool of mortgage loans, usually originated by mortgage bankers, commercial banks, savings and loan associations, savings banks, and credit unions to finance purchases of homes, commercial buildings, or other real estate. The individual mortgage loans are packaged or “pooled” together for sale to investors. These mortgage loans may have either fixed or adjustable interest rates. A guarantee or other form of credit support may be attached to an MBS to protect against default on obligations.

As the underlying mortgage loans are paid off, investors receive principal and interest payments, which “pass-through” when received from individual borrowers, net of any fees owed to the administrator, guarantor, or other service providers. Some MBS make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond).

MBS are based on different types of mortgages, including those on commercial real estate or residential properties. The primary issuers or guarantors of MBS have historically been Ginnie Mae, Fannie Mae, and Freddie Mac. Other issuers of MBS include commercial banks and other private lenders.

Ginnie Mae is a wholly owned US government corporation within the Department of Housing and Urban Development. Ginnie Mae guarantees the principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers). Ginnie Mae also guarantees the principal and interest on securities backed by pools of mortgages insured by the Federal Housing Administration (the “FHA”), or guaranteed by the Department of Veterans Affairs (the “VA”). Ginnie Mae's guarantees are backed by the full faith and credit of the US government. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of MBS nor do they extend to the value of a Fund's shares which will fluctuate daily with market conditions.

Fannie Mae is a government-sponsored corporation, but its common stock is owned by private stockholders. Fannie Mae purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. Pass-through securities issued by Fannie Mae are guaranteed as to timely payment of principal and interest by Fannie Mae, but are not backed by the full faith and credit of the US government.

Freddie Mac was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the 12 Federal Home Loan Banks but now its common stock is owned entirely by private stockholders. Freddie Mac issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. Freddie Mac guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the US government.

Although the MBS of Fannie Mae and Freddie Mac are not backed by the full faith and credit of the US government, the Secretary of the Treasury has the authority to support Fannie Mae and Freddie Mac by purchasing limited amounts of their respective obligations. The yields on these MBS have historically exceeded the yields on other types of US government securities with comparable maturities due largely to their prepayment risk. The US government, in the past, provided financial support to Fannie Mae and Freddie Mac, but no assurance can be given that the US government will continue to do so.

On September 6, 2008, the Federal Housing Finance Agency (“FHFA”) placed Fannie Mae and Freddie Mac into conservatorship. As the conservator, FHFA succeeded to all rights, titles, powers, and privileges of Fannie Mae and Freddie Mac and of any stockholder, officer, or director of Fannie Mae and Freddie Mac. FHFA selected a new chief executive officer and chairman of the board of directors for each of Fannie Mae and Freddie Mac. Also, the US Treasury entered into a Senior Preferred Stock Purchase Agreement imposing various covenants that severely limit each enterprise's operations.

Fannie Mae and Freddie Mac continue to operate as going concerns while in conservatorship and each remains liable for all of its obligations, including its guaranty obligations associated with its MBS. The FHFA has the power to repudiate any contract entered into by Fannie Mae and Freddie Mac prior to FHFA's appointment as conservator or receiver, including the guaranty obligations of Fannie Mae and Freddie Mac. Accordingly, securities issued by Fannie Mae and Freddie Mac will involve a risk of nonpayment of principal and interest.

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MBS that are issued or guaranteed by the US government, its agencies or instrumentalities, are not subject to a Fund's industry concentration restrictions, set forth under “Fundamental Investment Policies,” by virtue of the exclusion from that test available to securities issued or guaranteed by the US government or any of its agencies or instrumentalities. In the case of privately issued MBS, a Fund categorizes, where possible, the securities by the issuer's industry for purposes of the Fund's industry concentration restrictions.

Private MBS. Issuers of private MBS, such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers, are not US government agencies and may be both the originators of the underlying mortgage loans as well as the guarantors of the MBS, or they may partner with a government entity by issuing mortgage loans guaranteed or sponsored by the US government or a US government agency or sponsored enterprise. Pools of mortgage loans created by private issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or government agency guarantees of payment. The risk of loss due to default on private MBS is historically higher because neither the US government nor an agency or instrumentality has guaranteed them. Timely payment of interest and principal is, however, generally supported by various forms of insurance or guarantees, including individual loan, title, pool, and hazard insurance. Government entities, private insurance companies or the private mortgage poolers issue the insurance and guarantees. The insurance and guarantees and the creditworthiness of their issuers will be considered when determining whether an MBS meets a Fund's quality standards. The Funds may buy MBS without insurance or guarantees if, through an examination of the loan experience and practices of the poolers, the Manager determines that the securities meet the Funds' quality standards. Private MBS whose underlying assets are neither US government securities nor US government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, may also be subject to a greater risk of default than other comparable securities in the event of adverse economic, political, or business developments that may affect such region and, ultimately, the ability of property owners to make payments of principal and interest on the underlying mortgages. Nongovernment MBS are generally subject to greater price volatility than those issued, guaranteed or sponsored by government entities because of the greater risk of default in adverse market conditions. Where a guarantee is provided by a private guarantor, a Fund is subject to the credit risk of such guarantor, especially when the guarantor doubles as the originator.

CMOs and REMICs. Some MBS known as collateralized mortgage obligations (“CMOs”) are divided into multiple classes. Each of the classes is allocated a different share of the principal and/or interest payments received from the pool according to a different payment schedule depending on, among other factors, the seniority of a class relative to their classes. Other MBS such as real estate mortgage investment conduits (REMICs) are also divided into multiple classes with different rights to the interest and/or principal payments received on the pool of mortgages. A CMO or REMIC may designate the most junior of the securities it issues as a “residual” which will be entitled to any amounts remaining after all classes of shareholders (and any fees or expenses) have been paid in full. Some of the different rights may include different maturities, interest rates, payment schedules, and allocations of interest and/or principal payments on the underlying mortgage loans. Multi-class pass-through securities are equity interests in a trust composed of mortgage loans or other MBS. Payments of principal and interest on the underlying collateral provide the resources to pay the debt service on CMOs or REMICs or to make scheduled distributions on the multi-class pass-through securities. Unless the context indicates otherwise, the discussion of CMOs below also applies to REMICs and multi-class pass-through securities.

All the risks applicable to a traditional MBS also apply to the CMO or REMIC taken as a whole, even though certain classes of the CMO or REMIC will be protected against a particular risk by subordinated classes. The risks associated with an investment in a particular CMO or REMIC class vary substantially depending on the combination of rights associated with that class. An investment in the most subordinated classes of a CMO or REMIC bears a disproportionate share of the risks associated with MBS generally, be it credit risk, prepayment or extension risk (the risk of a security's expected maturity being reduced or lengthened in duration due to a change of the timing of payment), interest rate risk, income risk, market risk, liquidity risk or any other risk associated with a debt or equity instrument with similar features to the relevant class. As a result, an investment in the most subordinated classes of a CMO or REMIC is often riskier than an investment in other types of MBS.

CMOs are generally required to maintain more collateral than REMICs to collateralize the CMOs being issued. Most REMICs are not subject to the same minimum collateralization requirements and may be permitted to issue the full value of their assets as securities, without reserving any amount as collateral. As a result, an investment in the subordinated classes of a REMIC may be riskier than an investment in equivalent classes of a CMO.

CMOs may be issued, guaranteed or sponsored by governmental entities or by private entities. Consequently, they involve risks similar to those of traditional MBS that have been issued, guaranteed, or sponsored by such government and/or private entities. For example, a Fund is generally exposed to a greater risk of loss due to default when investing in CMOs that have not been issued, guaranteed, or sponsored by a government entity.

CMOs are typically issued in multiple classes. Each class, often referred to as a “tranche,” is issued at a specified coupon rate or adjustable rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying CMOs may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on most classes of a CMO on a monthly, quarterly or semiannual basis. The principal and interest on the mortgages underlying CMOs may be allocated among the several classes in many ways. In a common structure, payments of principal on the underlying mortgages, including any principal prepayments, are applied to the classes of a series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class until all other classes having an earlier stated maturity or final distribution date have been paid in full.

One or more classes of a CMO may have interest rates that reset periodically as adjustable-rate mortgage loans (“ARMs”) do. These adjustable rate classes are known as “floating-rate CMOs” and are subject to most risks associated with ARMs. Floating-rate CMOs may be backed by fixed- or adjustable-rate mortgages. To date, fixed-rate mortgages have been more commonly used for this purpose. Floating-rate CMOs are typically issued

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with lifetime “caps” on the interest rate. These caps, similar to the caps on ARMs, limit a Fund's potential to gain from rising interest rates and increase the sensitivity of the CMO's price to interest rate changes while rates remain above the cap.

Timely payment of interest and principal (but not the market value and yield) of some of these pools is supported by various forms of insurance or guarantees issued by private issuers, those who pool the mortgage assets and, in some cases, by US government agencies.

CMOs involve risks including the uncertainty of the timing of cash flows that results from the rate of prepayments on the underlying mortgages serving as collateral, and risks resulting from the structure of the particular CMO transaction and the priority of the individual tranches. The prices of some CMOs, depending on their structure and the rate of prepayments, can be volatile. Some CMOs may be less liquid than other types of MBS. As a result, it may be difficult or impossible to sell the securities at an advantageous price or time under certain circumstances. Yields on privately issued CMOs have been historically higher than the yields on CMOs issued and guaranteed by US government agencies or instrumentalities. The risk of loss due to default on privately issued CMOs, however, is historically higher since the US government has not guaranteed them.

To the extent any privately issued CMOs in which a Fund invests are considered by the SEC to be an investment company, the Fund will limit its investments in such securities in a manner consistent with the provisions of the 1940 Act.

Commercial mortgage-backed securities (“CMBS”). CMBS are issued by special purpose entities that represent an undivided interest in a portfolio of mortgage loans backed by commercial properties. The loans are collateralized by various types of commercial property, which include, but are not limited to, multifamily housing, retail shopping centers, office space, hotels, and healthcare facilities. Private lenders, such as banks or insurance companies, originate these loans and then sell the loans directly into a CMBS trust or other entity. CMBS are subject to credit risk, prepayment risk, and extension risk. The Manager, through its careful credit analysis, attempts to address the risk of an issuer being unable to make timely payments of interest and principal. Although prepayment risk is present, it is of a lesser degree in CMBS than in the residential mortgage market.

Stripped mortgage securities. Some MBS referred to as stripped MBS are divided into classes which receive different proportions of the principal and interest payments or, in some cases, only payments of principal or interest (but not both). Other MBS referred to as net interest margin (“NIM”) securities give the investor the right to receive any excess interest earned on a pool of mortgage loans remaining after all classes and service providers have been paid in full. Stripped MBS may be issued by government or private entities. Stripped MBS issued or guaranteed by agencies or instrumentalities of the US government are typically more liquid than privately issued stripped MBS.

Stripped MBS are usually structured with two classes, each receiving different proportions of the interest and principal distributions on a pool of mortgage assets. In most cases, one class receives all of the interest (the interest-only or “IO” class), while the other class receives all of the principal (the principal-only or “PO” class). The return on an IO class is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on any IO class held by the Funds. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup its initial investment fully, even if the securities are rated in the highest rating categories, AAA or Aaa, by S&P or Moody's, respectively.

NIM securities represent a right to receive any “excess” interest computed after paying coupon costs, servicing costs and fees and any credit losses associated with the underlying pool of home equity loans. Like traditional stripped MBS, the return on a NIM security is sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying home equity loans. NIM securities are highly sensitive to credit losses on the underlying collateral and the timing in which those losses are taken.

Stripped MBS and NIM securities tend to exhibit greater market volatility in response to changes in interest rates than other types of MBS and are purchased and sold by institutional investors, such as a Fund, through investment banking firms acting as brokers or dealers. Some of these securities may be deemed “illiquid” and therefore subject to a Fund's limitation on investment in illiquid investments and the risks associated with illiquidity.

Mortgage loan and home equity loan pools offering pass-through investments in addition to those described above may be created in the future. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term, fixed-rate mortgages. As new types of mortgage and home equity loan securities are developed and offered to investors, a Fund may invest in them if they are consistent with the Fund's goals, policies and quality standards.

Additional risks. In addition to the special risks described below, MBS are subject to many of the same risks as other types of debt securities. The market value of MBS, like other debt securities, will generally vary inversely with changes in market interest rates, declining when interest rates rise and rising when interest rates decline. MBS differ from conventional debt securities in that most MBS are pass-through securities. This means that they typically provide investors with periodic payments (typically monthly) consisting of a pro rata share of both regular interest and principal payments, as well as unscheduled early prepayments, on the underlying mortgage pool (net of any fees paid to the issuer or guarantor of such securities and any applicable loan servicing fees). As a result, the holder of the MBS (i.e., a Fund) receives scheduled payments of principal and interest and may receive unscheduled principal payments representing prepayments on the underlying mortgages. The rate of prepayments on the underlying mortgages generally increases as interest rates decline, and when a Fund reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the existing MBS. For this reason, pass-through MBS may have less

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potential for capital appreciation as interest rates decline and may be less effective than other types of US government or other debt securities as a means of “locking in” long-term interest rates. In general, fixed rate MBS have greater exposure to this “prepayment risk” than variable rate securities.

An unexpected rise in interest rates could extend the average life of an MBS because of a lower than expected level of prepayments or higher than expected amounts of late payments or defaults. In addition, to the extent MBS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments may result in some loss of the holder's principal investment to the extent of the premium paid. On the other hand, if MBS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income that, when distributed to shareholders, will generally be treated as ordinary income. Regulatory or tax changes may also adversely affect the MBS market as a whole.

Guarantees. The existence of a guarantee or other form of credit support on an MBS usually increases the price that a Fund pays for the security. There is always the risk that the guarantor will default on its obligations. When the guarantor is the US government, there is minimal risk of guarantor default. However, the risk remains if the credit support or guarantee is provided by a private party or a US government agency or sponsored enterprise. Even if the guarantor meets its obligations, there can be no assurance that the type of guarantee or credit support provided will be effective at reducing losses or delays to investors, given the nature of the default. A guarantee only assures timely payment of interest and principal, not a particular rate of return on a Fund's investment or protection against prepayment or other risks. The market price and yield of the MBS at any given time are not guaranteed and are likely to fluctuate.

Municipal Bonds

Delaware Total Return Fund, may invest in municipal bonds. Municipal bonds are generally understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, and water and sewer works. Other public purposes for which municipal bonds may be issued include the refunding of outstanding obligations, obtaining funds for general capital expenses, and the obtaining of funds to lend to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, and certain local facilities for water supply, gas, electricity, or sewage or solid waste disposals. Such obligations are included within the term “municipal bonds” provided that the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer. In addition, the interest paid on industrial development bonds, the proceeds from which are used for the construction, equipment, repair, or improvement of privately operated industrial or commercial facilities, may be exempt from federal income tax, although current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of municipal bonds are “general obligation” and “revenue” bonds. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Tax exempt industrial development bonds are, in most cases, revenue bonds and do not generally carry the pledge of the credit of the issuer of such bonds. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications.

The yields on municipal bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, size of a particular offering, maturity of the obligations, and rating of the issue. The imposition of a Fund's management fee, as well as other operating expenses, will have the effect of reducing the yield to investors.

Options

Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may purchase put and call options and engage in the writing of covered call options and secured put options. The Funds may purchase or write options on securities, securities indices, and currencies. The Funds will not engage in option writing strategies for speculative purposes. Each Fund intends to purchase put options in order to protect against a decline in the market value of the underlying security below the exercise price less the premium paid for the option (“protective puts”). The Funds also may purchase and write put and call options on foreign currencies (traded on US and foreign exchanges or over-the-counter) for hedging purposes to protect against declines in the US dollar value of foreign securities held by the Funds and against increases in the US dollar cost of such securities to be acquired. Call options on foreign currency written by the Funds will be covered, which means that the Funds will own the underlying foreign currency. The Funds may invest in options that are either exchange listed or traded over-the-counter. Options written by the Funds will normally have expiration dates between one and nine months from the date written. Certain over-the-counter options may be illiquid. Thus, it may not be possible to close options positions and this may have an adverse impact on a Fund's ability to effectively hedge its securities. Each Fund will not invest more than 15% of its assets in illiquid investments.

Overview. An option is a contract that gives the purchaser of the option, in return for the premium paid, the right to buy an underlying reference instrument, such as a specified security, currency, index, or other instrument, from the writer of the option (in the case of a call option), or to sell a specified reference instrument to the writer of the option (in the case of a put option) at a designated price during the term of the option. The

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premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying reference instrument; the remaining term of the option, supply, demand, or interest rates; and/or currency exchange rates. An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto. Put and call options are traded on national securities exchanges and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the US are cleared and guaranteed by the Options Clearing Corporation, thereby reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund's orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying reference instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire. For example, a Fund may buy call options on underlying reference instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying reference instrument changes sufficiently, a call option purchased by a Fund may expire without any value to the Fund, in which case the Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying reference instrument at the exercise price at any time during the option period (for American style options). As with a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire. A Fund may buy a put option on an underlying reference instrument owned by the Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying reference instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying reference instrument at the put exercise price, regardless of any decline in the underlying instrument's market price. A Fund may also seek to offset a decline in the value of the underlying reference instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the Manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold. Buying put options at a time when the buyer does not own the underlying reference instrument allows the buyer to benefit from a decline in the market price of the underlying reference instrument, which generally increases the value of the put option.

If a put option were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying reference instrument remains equal to or greater than the exercise price during the life of the put option, the buyer would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying reference instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options. Writing options may permit the writer to generate additional income in the form of the premium received for writing the option. The writer of an option may have no control over when the underlying reference instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). Whether or not an option expires unexercised, the writer retains the amount of the premium. Writing “covered” call options means that the writer owns the underlying reference instrument that is subject to the call option. A Fund will write call options on a covered basis only.

If a Fund writes a covered call option, any underlying reference instruments that are held by the Fund and subject to the call option will be earmarked on the books of the Fund as segregated to satisfy its obligations under the option. A Fund will be unable to sell the underlying reference instruments that are subject to the written call option until the Fund either effects a closing transaction with respect to the written call, or otherwise satisfies the conditions for release of the underlying reference instruments from segregation. As the writer of a covered call option, a Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying reference instrument rise in value. If the value of the underlying reference instrument rises above the exercise price of the call option, the reference instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price. In that case, a Fund will sell the underlying reference instrument to the option buyer for less than its market value, and the Fund will experience a loss (which will be offset by the premium received by the Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying reference instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying reference instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying reference instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying reference instrument at the time the option is written.

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As the writer of a put option, a Fund has a risk of loss should the underlying reference instrument decline in value. If the value of the underlying reference instrument declines below the exercise price of the put option and the put option is exercised, the Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying reference instrument at that time. A Fund will incur a loss to the extent that the current market value of the underlying reference instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, the Fund will realize a gain in the amount of the premium received.

Closing out options (exchange-traded options). As the writer of an option, if a Fund wants to terminate its obligation, the Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation will cancel a Fund's position. However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option. Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale. There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund. Closing transactions allow a Fund to terminate its positions in written and purchased options. A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by the Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying reference instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

Over-the-counter (“OTC”) options. Like exchange-traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying reference instrument at a stated exercise price. OTC options, however, differ from exchange-traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of nonperformance by the dealer, including because of the dealer's bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying reference instruments and in a wider range of expiration dates and exercise prices than exchange-traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time. A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. When a Fund writes an OTC option, it generally can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which the Fund originally wrote the option. A Fund may suffer a loss if it is not able to exercise the option (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Risks of options. A Fund's options investments involve certain risks, including general risks related to derivatives instruments. There can be no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options. Therefore, a Fund would have to exercise the options it purchased in order to realize any profit, thus taking or making delivery of the underlying reference instrument when not desired. A Fund could then incur transaction costs upon the sale of the underlying reference instruments. Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, the Fund would be required to take delivery and would incur transaction costs upon the sale of the underlying reference instruments purchased. If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying reference instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying reference instrument at the marked-to-market price during the term of the option. When trading options on non-US exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying reference instruments correlate with price movements in the relevant portion of a Fund's portfolio that is being hedged. In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the Manager is not successful in using options in managing a Fund's investments, the Fund's performance will be worse than if the Manager did not employ such strategies.

Preferred Securities

Each Fund may invest in preferred securities. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other noncompliance by the issuer with the terms of the preferred stock. Often, however, on the

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occurrence of any such event of default or noncompliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.

Real Estate Investment Trusts (“REITs”)

Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, and Delaware Total Return Fund may invest in REITs. In addition, Delaware Total Return Fund may invest directly in real estate.

REITs are pooled investment vehicles that invest primarily in income-producing real estate or in mortgages and loans collateralized by real estate. “Equity” REITs are real estate companies that own and manage income-producing properties such as apartments, hotels, shopping centers, or office buildings. The income, primarily rent from these properties, is generally passed on to investors in the form of dividends. These companies provide experienced property management and generally concentrate on a specific geographic region or property type. “Mortgage” REITs make loans to commercial real estate developers and earn income from interest payments. A hybrid REIT combines the characteristics of Equity REITs and Mortgage REITs, generally by holding both ownership interest and mortgage interests in real estate. Although not required, the Manager anticipates that under normal circumstances the Funds will invest primarily in Equity REITs. Although the REIT structure originated in the US, a number of countries around the world have adopted, or are considering adopting, similar REIT and REIT-like structures.

For US federal tax law purposes, to qualify as a REIT, a company must derive at least 75% of its gross income from real estate sources (rents, mortgage interest, or gains from the sale of real estate assets), and at least 95% from real estate sources, plus dividends, interest, and gains from the sale of securities. Real property, mortgage loans, cash, and certain securities must comprise 75% of a company's assets. In order to qualify as a REIT, a company must also make distributions to shareholders aggregating annually at least 90% of its REIT taxable income.

REIT risks. A Fund's investments in REITs present certain further risks that are unique and in addition to the risks associated with investing in the real estate industry in general. Equity REITs may be affected by any changes in the value of the underlying properties owned by the REITs and other factors and their prices tend to go up and down, while mortgage REITs may be affected by the quality of any credit extended. REITs are not diversified and are subject to the risks of financing projects. A REIT's performance depends on the types and locations of the properties it owns and on management skills. A decline in rental income may occur because of extended vacancies, increased competition from other properties, tenants' failure to pay rent, or poor management. REITs whose underlying assets include US long-term healthcare properties, such as nursing, retirement and assisted living homes, may be impacted by US federal regulations concerning the healthcare industry. A REIT's performance also depends on the company's ability to finance property purchases and renovations and manage its cash flows.

REITs (especially mortgage REITs) are also subject to interest rate risks — when interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable-rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed-rate obligations.

Because REITs typically are invested in a limited number of projects or in a particular market segment, REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than other securities. Loss of status as a qualified REIT under the US federal tax laws could adversely affect the value of a particular REIT or the market for REITs as a whole.

Real Estate Operating Companies. Real estate operating companies (“REOCs”) are corporations that engage in the development, management or financing of real estate. REOCs include, for example, developers, brokers and building suppliers. REOCs are publicly traded real estate companies that have chosen not, or are ineligible, to be taxed as REITs. Because REOCs reinvest earnings rather than distribute dividends to unit holders, they do not get the same benefits of lower or no corporate taxation that are a common characteristic of REITs. The value of a Fund's REOC securities generally will be affected by the same factors that adversely affect a REIT.

Real Estate Related Companies. Although the Funds, except for Delaware Total Return Fund, may not invest directly in real estate, they may invest in securities of companies that are engaged in the real estate industry or hold interests in real estate. Investing in such securities exposes a Fund to special risks associated with the direct ownership of real estate, and an investment in a Fund will be affected by the performance of the real estate industry. These risks may include, but are not limited to, the following: declines in the value of real estate; risks related to general and local economic conditions; possible lack of availability of mortgage funds; lack of ability to access the credit or capital markets; overbuilding; extended vacancies of properties; defaults by borrowers or tenants, particularly during an economic downturn; increasing competition; increases in property taxes and operating expenses; changes in zoning laws; losses due to costs resulting from the clean-up of environmental problems; liability to third parties for damages resulting from environmental problems; casualty or condemnation losses; limitations on rents; changes in market and sub-market values and the appeal of properties to tenants; and changes in interest rates.

“Roll” Transactions

The Funds may engage in “roll” transactions.

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A “roll” transaction is the sale of securities together with a commitment, for which a Fund may receive a fee, to purchase similar, but not identical, securities at a future date. Under the 1940 Act, these transactions may be considered borrowings by a Fund; accordingly, a Fund will limit its use of these transactions, together with any other borrowings, to no more than one third of each of their total assets. For each roll transaction, a Fund will segregate assets as set forth in “Segregation of Assets.” Although these transactions will not be entered into for leveraging purposes, to the extent a Fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the Fund temporarily will be in a leveraged position (i.e., it will have an amount greater than its net assets subject to market risk). Should the market value of a Fund's portfolio securities decline while it is in a leveraged position, greater depreciation of its net assets would likely occur than were it not in such a position. As a Fund's aggregate commitments under these transactions increase, its leverage risk similarly increases.

Securities Lending

Each Fund may loan up to 25% of its assets to qualified broker/dealers or institutional investors for their use relating to short sales (if permitted) or other security transactions.

A Fund, along with funds in the Delaware Funds, may lend its securities pursuant to a security lending agreement (“Lending Agreement”) with The Bank of New York Mellon (“BNY Mellon”). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (i) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (ii) 105% with respect to foreign securities. With respect to each loan if, on any business day, the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY Mellon must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security may be temporarily more or less than the value of the security on loan.

The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; certain obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities or establishments; obligations of supranational organizations, commercial paper, notes, bonds and other debt obligations; certificates of deposit, time deposits and other bank obligations; and asset-backed securities.

A Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to a Fund or, at the discretion of the lending agent, replace the loaned securities. A Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. A Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, a Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among a Fund, the security lending agent, and the borrower. A Fund records security lending income net of allocations to the security lending agent and the borrower.

Segregation of Assets

Consistent with SEC staff guidance, financial instruments that involve a Fund's obligation to make future payments to third parties will not be viewed as creating any senior security provided that the Fund covers its obligations as described below. Those financial instruments can include, among others, (i) securities purchased on a when-issued, delayed delivery, or to be announced basis, (ii) futures contracts, (iii) forward foreign currency contracts, (iv) swaps, (v) written options, (vi) unfunded commitments, (vii) securities sold short, and (viii)  reverse repurchase agreements.

Consistent with SEC staff guidance, a Fund will consider its obligations involving such a financial instrument as “covered” when the Fund (1) maintains an offsetting financial position, or (2) segregates liquid assets (constituting cash, cash equivalents, or other liquid portfolio securities) equal to the Fund's exposures relating to the financial instrument, as determined on a daily basis. Dedicated Fund compliance policies and procedures, which the Board has approved, govern the kinds of transactions that can be deemed to be offsetting positions for purposes of (1) above, and the amounts of assets that need to be segregated for purposes of (2) above (“Asset Segregation Policies”).

With respect to futures contracts that are not legally required to “cash settle,” a Fund may cover the open position by setting aside or “earmarking” liquid assets in an amount that, when added to the amounts deposited with a futures commission merchant as margin, equal the market value of the instruments underlying the futures contract (sometimes referred to as the notional value of the contract). With respect to futures that are required to “cash settle,” however, a Fund is permitted to set aside or “earmark” liquid assets in an amount that, when added to the amounts deposited with a

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futures commission merchant as margin, equal the Fund's daily marked to market (net) obligation under the contract ( i.e., the daily market value of the contract itself), if any; in other words, a Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By setting aside or “earmarking” assets equal to only its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate or “earmark” assets equal to the full notional value of the futures contract.

A Fund's Asset Segregation Policies may require the Fund to sell a portfolio security or exit a transaction, including a transaction in a financial instrument, at a disadvantageous time or price in order for the Fund to be able to segregate the required amount of assets. If segregated assets decline in value, a Fund will need to segregate additional assets or reduce its position in the financial instruments. In addition, segregated assets may not be available to satisfy redemptions or for other purposes, until a Fund's obligations under the financial instruments have been satisfied. In addition, a Fund's ability to use the financial instruments identified above may under some circumstances depend on the nature of the instrument and amount of assets that the Asset Segregation Policies require the Fund to segregate.

Short Sales

Delaware Total Return Fund may make short sales in an attempt to protect against market declines.

Typically, short sales are transactions in which the Fund sells a security that the Fund has borrowed, but that it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay to the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed security in connection with a short sale, the Fund will be required to maintain daily a segregated account, containing cash or eligible securities, at such a level that: (i) the amount deposited in the account plus the amount deposited with the broker as collateral will at all times be equal to at least 100% of the current value of the security sold short and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short.

The Fund will incur a loss as a result of a short sale if the price of the security sold short increases between the date of the short sale and the date on which the Fund replaces the borrowed security; conversely, the Fund will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest that the Fund may be required to pay in connection with a short sale.

In addition to the short sales discussed above, the Fund also may make short sales “against the box,” a transaction in which the Fund enters into a short sale of a security that the Fund owns. The proceeds of the short sale are held by a broker until the settlement date, at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale. Because the Fund already owns the security, it is not required to segregate cash and/or securities, although it is required to segregate the security in the amount sold short against the box.

The ability of the Fund to effect short sales may be limited because of certain requirements the Fund must satisfy to maintain its status as a regulated investment company.

Short-Term Debt Instruments and Temporary Investments

Each may invest in money market securities (the types of which are discussed below) for liquidity and cash management purposes or if the Manager determines that securities meeting a Fund's investment objective and policies are not otherwise readily available for purchase. Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may invest the Fund's cash balance in US government securities and other short-term instruments. For temporary defensive purposes during periods when the Manager determines that conditions warrant, a Fund may increase this percentage up to 100%. Delaware Covered Call Strategy Fund, Delaware Global Equity Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund may take temporary defensive positions in reaction to unusual market conditions, anticipated redemptions, or other events. For purposes of these policies, money market securities include (i) short-term US government securities, including custodial receipts evidencing separately traded interest and principal components of securities issued by the US Treasury; (ii) commercial paper rated in the highest short-term rating category by a nationally recognized statistical rating organization (NRSRO), such as Standard & Poor's (S&P) or Moody's Investors Service, Inc. (Moody's), or determined by the Manager to be of comparable quality at the time of purchase; (iii) short-term bank obligations (certificates of deposit, time deposits, and bankers' acceptances) of US domestic banks, foreign banks and foreign branches of domestic banks, and commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and (iv) repurchase agreements involving such securities. Each of these types of money market securities is discussed in more detail below.

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US Government Securities. Examples of types of US government obligations in which a Fund may invest include US Treasury obligations and the obligations of US government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the US, Small Business Administration, Fannie Mae, Ginnie Mae, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the US Treasury or not, US government securities are not guaranteed against price movements due to fluctuating interest rates.

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US Treasury Obligations. US Treasury obligations consist of bills, notes, and bonds issued by the US Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) and Treasury Receipts (“TRs”).

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Receipts. Interests in separately traded interest and principal component parts of US government obligations that are issued by banks or brokerage firms and are created by depositing US government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the US Treasury. Receipts are sold as zero coupon securities.

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US Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

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US Government Agencies. Some obligations issued or guaranteed by agencies of the US government are supported by the full faith and credit of the US Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the US government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities or to the value of a Fund's shares.

Commercial Paper. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days. A Fund may invest in short-term promissory notes issued by corporations that, at the time of purchase, are rated P-1 and/or A-1. Commercial paper ratings P-1 by Moody's and A-1 by S&P are the highest investment grade category.

Obligations of Domestic Banks, Foreign Banks and Foreign Branches of US Banks. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks are not covered by the Federal Deposit Insurance Corporation (“FDIC”) and may involve risks that are different from investments in securities of domestic branches of US banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping requirements than those applicable to domestic branches of US banks. Bank obligations include the following:

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Bankers' Acceptances. Bankers' acceptances are bills of exchange or time drafts drawn on, and accepted by, a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

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Certificates of Deposit. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Unless they can be traded on a secondary market, certificates of deposit with penalties for early withdrawal may be considered illiquid.

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Time Deposits. Time deposits are nonnegotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, they earn a specified rate of interest over a definite period of time; however, they cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days may be considered to be illiquid investments.

Small to Medium-Sized Companies

The Funds may invest in equity securities of small to medium-sized companies. These stocks have historically been more volatile in price than larger capitalization stocks, such as those included in the S&P 500® Index. This is because, among other things, smaller companies have a lower degree of liquidity and tend to have a greater sensitivity to changing economic conditions. These companies may have narrow product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are typically subject to a greater degree of change in their earnings and prospects. The companies' securities may trade less frequently and have a smaller trading volume. The securities may be traded

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only in the over-the-counter markets or on a regional securities exchange. In addition to exhibiting greater volatility, smaller capitalization securities may, to some degree, fluctuate independently of the stocks of larger capitalization companies. For example, the stocks of smaller capitalization companies may decline in price as the price of larger company stocks rise, or vice versa.

Special Situations

A Fund may use aggressive investment techniques, including seeking to benefit from “special situations,” such as mergers, reorganizations, investing in small-size companies, or other unusual events expected to affect a particular issuer. There is a risk that the “special situation” might not occur, which could have a negative impact on the price of the issuer's securities and fail to produce the expected gains or produce a loss for the Fund.

Structured Products

Delaware Total Return Fund may invest in structured products, including instruments such as credit-linked securities, which are potentially high-risk derivatives. Structured products (a type of potentially high-risk derivative) that the Funds may invest in have been developed and combine the elements of futures contracts or options with those of debt, preferred equity, or a depository instrument (hereinafter “structured products”). Generally, a structured product will be a debt security, preferred stock, depository share, trust certificate, certificate of deposit, or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption, or retirement is determined by reference to prices, changes in prices, or differences between prices of securities, currencies, intangibles, goods, articles, or commodities (collectively “underlying assets”) or by another objective index, economic factor, or other measure, such as interest rates, currency exchange rates, commodity indices, and securities indices (collectively “benchmarks”). Thus, structured products may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of a currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Structured products can be an efficient means of creating exposure to a particular market, or segment of a market, with the objective of enhancing total return. For example, a Fund may wish to take advantage of expected declines in interest rates in several European countries, but avoid the transaction costs associated with buying and currency-hedging the foreign bond positions. One solution would be to purchase a US dollar-denominated structured product whose redemption price is linked to the average 3-year interest rate in a designated group of countries. The redemption price formula would provide for payoffs of greater than par if the average interest rate were lower than a specified level, and payoffs of less than par if rates were above the specified level. Furthermore, a Fund could limit the downside risk of the security by establishing a minimum redemption price so that the principal paid at maturity could not be below a predetermined minimum level if interest rates were to rise significantly. The purpose of this arrangement, known as a structured security with an embedded put option, would be to give the Fund the desired European bond exposure while avoiding currency risk, limiting downside market risk, and lowering transaction costs. Of course, there is no guarantee that the strategy will be successful, and a Fund could lose money if, for example, interest rates do not move as anticipated or credit problems develop with the issuer of the structured products.

The risks of investing in structured products reflect a combination of the risks of investing in securities, options, futures, and currencies. Thus, an investment in a structured product may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in US dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular structured product will, of course, depend upon the terms of the instrument, but may include, without limitation, the possibility of significant changes in the benchmarks or the prices of underlying assets to which the instrument is linked. Such risks generally depend upon factors that are unrelated to the operations or credit quality of the issuer of the structured product and that may not be readily foreseen by the purchaser, such as economic and political events, the supply of and demand for the underlying assets, and interest rate movements. In recent years, various benchmarks and prices for underlying assets have been highly volatile, and such volatility may be expected in the future. Reference is also made to the discussion of futures, options, and forward contracts herein for a discussion of the risks associated with such investments.

Structured products are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the construction of the particular structured product, changes in a benchmark may be magnified by the terms of the structured product and have an even more dramatic and substantial effect upon the value of the structured product. Also, the prices of the structured product and the benchmark or underlying asset may not move in the same direction or at the same time.

Structured products may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Alternatively, structured products may bear interest at above market rates but bear an increased risk of principal loss (or gain). The latter scenario may result if “leverage” is used to make up the structured product. Leverage risk occurs when the structured product is organized so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the structured product, thereby magnifying the risk of loss as well as the potential for gain.

Structured products may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. In addition, because the purchase and sale of structured products could take place in an over-the-counter market without

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the guarantee of a central clearing organization or in a transaction between a Fund and the issuer of the structured product, the creditworthiness of the counterparty or issuer of the structured product would be an additional risk factor which the Fund would have to consider and monitor. Structured products also may not be subject to regulation by the CFTC, which generally regulates the trading of commodity futures by US persons, the SEC, which regulates the offer and sale of securities by and to US persons, or any other governmental regulatory authority.

The various risks discussed above, particularly the market risk of such instruments, may in turn cause significant fluctuations in the NAV of a Fund. Certain issuers of structured products may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these structured products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivatives instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets. For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income-producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the trust's receipt of payments from, and the trust's potential obligations to, the counterparties to the derivatives instruments and other securities in which the trust invests. For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund's investments in these instruments are indirectly subject to the risks associated with derivatives instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Swaps

Swaps may be priced using fair value pricing. The income provided by a swap should be qualifying income for purposes of Subchapter M of the Internal Revenue Code. Swaps should not otherwise result in any significant diversification or valuation issues under Subchapter M of the Internal Revenue Code.

Caps, Floors, and Collars. The purchase of a cap entitles the purchaser to receive payments on a notional principal amount from the party selling such cap to the extent that a specified index exceeds a predetermined interest rate or amount. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount. A collar is a combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates or values. The Manager will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these swaps, caps, floors, and collars are entered into for good faith hedging purposes, the Manager believes such obligations constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to its borrowing restrictions. If there is a default by the counterparty, a Fund may have contractual remedies pursuant to the agreements related to the transaction. Caps, floors, and collars are more recent innovations for which standardized documentation has not yet been fully developed and, accordingly, they are less liquid than swaps.

Comprehensive swaps regulation. The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) and related regulatory developments have imposed comprehensive regulatory requirements on swaps and swap market participants. This regulatory framework includes: (1) registration and regulation of swap dealers and major swap participants; (2) requiring central clearing and execution of standardized swaps; (3) imposing margin requirements on swap transactions; (4) regulating and monitoring swap transactions through position limits and large trader reporting requirements; and (5) imposing record keeping and centralized and public reporting requirements, on an anonymous basis. The CFTC is responsible for the regulation of most swaps. The SEC has jurisdiction over a small segment of the market referred to as “security-based swaps,” which includes swaps on single securities or credits, or narrow-based indices of securities or credits.

Uncleared swaps. In an uncleared swap, the swap counterparty is typically a brokerage firm, bank, or other financial institution. A Fund customarily enters into uncleared swaps based on the standard terms and conditions of an International Swaps and Derivatives Association (“ISDA”) Master Agreement. ISDA is a voluntary industry association of participants in the over-the-counter derivatives markets that has developed standardized contracts used by such participants that have agreed to be bound by such standardized contracts.

In the event that one party to a swap transaction defaults and the transaction is terminated prior to its scheduled termination date, one of the parties may be required to make an early termination payment to the other. An early termination payment may be payable by either the defaulting or nondefaulting party, depending upon which of them is “in-the-money” with respect to the swap at the time of its termination. Early termination payments may be calculated in various ways, but are intended to approximate the amount the “in-the-money” party would have to pay to replace the swap as of the date of its termination.

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During the term of an uncleared swap, a Fund is required to pledge to the swap counterparty, from time to time, an amount of cash and/or other assets, referred to as “variation margin,” that is equal to the total net amount (if any) that would be payable by the Fund to the counterparty if all outstanding swaps between the parties were terminated on the date in question, including any early termination payments. Periodically, changes in the variation margin amount are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying instrument. Likewise, the counterparty will be required to pledge cash or other assets to cover its obligations to a Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults on its obligations to a Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Currently, the Fund does not typically provide initial margin in connection with uncleared swaps. However, rules requiring initial margin to be posted by certain market participants for uncleared swaps have been adopted and are being phased in over time. When these rules take effect with respect to the Fund, if the Fund is deemed to have material swaps exposure under applicable swaps regulation, it will be required to post initial margin in addition to variation margin.

Cleared swaps. Certain standardized swaps are subject to mandatory central clearing and exchange trading. The Dodd-Frank Act and implementing rules will ultimately require the clearing and exchange-trading of many swaps. Mandatory exchange-trading and clearing will occur on a phased-in basis based on the type of market participant, CFTC approval of contracts for central clearing, and public trading facilities making such cleared swaps available to trade. To date, the CFTC has designated only certain of the most common types of credit default index swaps and interest rate swaps as subject to mandatory clearing and certain public trading facilities have made certain of those cleared swaps available to trade, but it is expected that additional categories of swaps will in the future be designated as subject to mandatory clearing and trade execution requirements. Central clearing is intended to reduce counterparty credit risk and increase liquidity, but central clearing does not eliminate these risks and may involve additional costs and risks not involved with uncleared swaps. For more information, see “Risks of cleared swaps” below.

In a cleared swap, a Fund's ultimate counterparty is a central clearinghouse rather than a brokerage firm, bank, or other financial institution. Cleared swaps are submitted for clearing through each party's FCM, which must be a member of the clearinghouse that serves as the central counterparty.

When a Fund enters into a cleared swap, it must deliver to the central counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central counterparty, but an FCM may require additional initial margin above the amount required by the central counterparty. During the term of the swap agreement, a “variation margin” amount may also be required to be paid by a Fund or may be received by the Fund in accordance with margin controls set for such accounts, depending upon changes in the marked-to-market value of the swap agreement. At the conclusion of the term of the swap agreement, if a Fund has a loss equal to or greater than the margin amount, the margin amount is paid to the FCM along with any loss in excess of the margin amount. If a Fund has a loss of less than the margin amount, the excess margin is returned to the Fund. If a Fund has a gain, the full margin amount and the amount of the gain are paid to the Fund.

Recently adopted CFTC rules require the trading and execution of certain cleared swaps on public trading facilities. Trading on an exchange-type system may increase market transparency and liquidity but may require a Fund to incur increased expenses to access the same types of swaps that it has used in the past.

Credit default swaps. The “buyer” of protection in a credit default swap agreement is obligated to pay the “seller” a periodic stream of payments over the term of the agreement in return for a payment by the “seller” that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation (whether as a single debt instrument or as part of an index of debt instruments). The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer's obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

Purchasing protection through a credit default swap may be used to attempt to hedge against a decline in the value of debt security or securities due to a credit event. The seller of protection under a credit default swap receives periodic payments from the buyer but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. Selling protection under a credit default swap may also permit the seller to gain exposure that is similar to owning the reference debt obligation directly. As the seller of protection, a Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment in the future.

Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration default, or repudiation or restructuring of the reference debt obligation. There may be disputes between the buyer or seller of a credit default swap agreement or within the swaps market as a whole as to whether or not a credit event has occurred or what the payout should be which could result in litigation. In some instances where there is a dispute in the credit default swap market, a regional Determinations Committee set up by ISDA may make an official binding determination regarding the existence of credit events with respect to the reference debt obligation of a credit default swap agreement or, in the case of a credit default swap on an index, with respect to a component of the index underlying the credit default swap agreement. In the case of a credit default swap on an index, the existence of a credit event is determined according to the index methodology, which may in turn refer to determinations made by ISDA's Determinations Committees with respect to particular components of the index.

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ISDA's Determinations Committees are comprised principally of dealers in the OTC derivatives markets which may have a conflicting interest in the determination regarding the existence of a particular credit event. In addition, in the sovereign debt market, a credit default swap agreement may not provide the protection generally anticipated because the government issuer of the sovereign debt instruments may be able to restructure or renegotiate the debt in such a manner as to avoid triggering a credit event. Moreover, (1) sovereign debt obligations may not incorporate common, commercially acceptable provisions, such as collective action clauses, or (2) the negotiated restructuring of the sovereign debt may be deemed non-mandatory on all holders. As a result, the Determinations Committees might then not be able to determine, or may be able to avoid having to determine, that a credit event under the credit default agreement has occurred. For these and other reasons, the buyer of protection in a credit default swap agreement is subject to the risk that certain occurrences, such as particular restructuring events affecting the value of the underlying reference debt obligation, or the restructuring of sovereign debt, may not be deemed credit events under the credit default swap agreement. Therefore, if the credit default swap was purchased as a hedge or to take advantage of an anticipated increase in the value of credit protection for the underlying reference obligation, it may not provide any hedging benefit or otherwise increase in value as anticipated. Similarly, the seller of protection in a credit default swap agreement is subject to the risk that certain occurrences may be deemed to be credit events under the credit default swap agreement, even if these occurrences do not adversely impact the value or creditworthiness of the underlying reference debt obligation.

Currency swaps. A currency swap is an agreement between two parties to exchange periodic cash flows on a notional amount of two or more currencies based on the relative value differential between them. For example, a currency swap may involve the exchange of payments in a non-US currency for payments in US dollars. Currency swaps typically involve the delivery of the entire notional values of the two designated currencies. In such a situation, the full notional value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A Fund may also enter into currency swaps on a net basis, which means the two different currency payment streams under the swap agreement are converted and netted out to a single cash payment in just one of the currencies. For example, a currency swap may be used to hedge the interest payments and principal amount of a debt obligation that is denominated in a non-US currency by entering into a cross currency swap whereby one party would make payments in the non-US currency and receive payments in US dollars. Or, a currency swap may be used to gain exposure to non-US currencies and non-US interest rates by making payments in US dollars and receiving payments in non-US currencies.

Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be negatively affected by government exchange controls, blockages, and manipulations or exchange restrictions imposed by governments. These actions could result in losses to a Fund if it is unable to deliver or receive a specified currency or funds in settlement of obligations, including swap transaction obligations. These actions could also have an adverse effect on a Fund's swap transactions or cause a Fund's hedging positions to be rendered useless, resulting in full currency exposure as well as incurring unnecessary transaction costs.

Interest rate swaps. Delaware Total Return Fund may enter into interest rate swaps. An interest rate swap is an agreement between two parties to exchange interest rate payment obligations. Each party's payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Therefore, interest rate swaps generally do not involve the delivery of securities, other underlying instruments, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty or FCM default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that a Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to a Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating interest rate payments, an interest rate swap can be used to increase or decrease a Fund's exposure to various interest rates, including to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating-rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

Index swaps. An index swap, also called a total return swap, is an agreement between two parties in which a party typically exchanges a cash flow based on a notional amount of a reference index for a cash flow based on a different index or on another specified instrument or reference rate. Index swaps are generally entered into on a net basis. In an index swap, a fund receives gains or incurs losses based on the total return of a specified index, in exchange for making interest payments to another party. An index swap can also work in reverse with a fund receiving interest payments from another party in exchange for movements in the total return of a specified index.

Risks of swaps generally. The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether a Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the Manager to predict correctly which types of investments are likely to produce greater returns. If the Manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, inflation, currency exchange rates or other applicable factors, the investment performance of a Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to a Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to a Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If a Fund is obligated to pay the net amount, the Fund's risk of loss is generally limited to that net amount. If the swap agreement

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involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations. In addition, a Fund's risk of loss also includes any margin at risk in the event of default by the counterparty (in an uncleared swap) or the central counterparty or FCM (in a cleared swap), plus any transaction costs.

Because bilateral swap agreements are structured as two-party contracts and may have terms of greater than seven days, these swaps may be considered to be illiquid and, therefore, subject to a Fund's limitation on investments in illiquid investments. If a swap transaction is particularly large or if the relevant market is illiquid, a Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. Some swap agreements entail complex terms and may require a greater degree of subjectivity in their valuation. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become increasingly liquid. In addition, central clearing and the trading of cleared swaps on public facilities are intended to increase liquidity. The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of the Funds' swap transactions.

Rules adopted under the Dodd-Frank Act require centralized reporting of detailed information about many swaps, whether cleared or uncleared. This information is available to regulators and also, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data is intended to result in greater market transparency. This may be beneficial to funds that use swaps in their trading strategies. However, public reporting imposes additional recordkeeping burdens on these funds, and the safeguards established to protect anonymity are not yet tested and may not provide protection of funds' identities as intended.

Certain Internal Revenue Service (“IRS”) positions may limit a Fund's ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect a Fund's ability to benefit from using swap agreements, or could have adverse tax consequences. For more information about potentially changing regulation, see “Developing government regulation of derivatives” above.

Risks of uncleared swaps. Uncleared swaps are not traded on exchanges. As a result, swap participants may not be as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, a Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty's bankruptcy or insolvency. A Fund risks the loss of the accrued but unpaid amounts under a swap agreement, which could be substantial, in the event of a default, insolvency, or bankruptcy by a swap counterparty. In such an event, a Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund's rights as a creditor. If the counterparty's creditworthiness declines, the value of a swap agreement would likely decline, potentially resulting in losses. The Manager will only approve a swap agreement counterparty for a Fund if the Manager deems the counterparty to be creditworthy under the Fund's counterparty review process. However, in unusual or extreme market conditions, a counterparty's creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Risks of cleared swaps. As noted above, under recent financial reforms, certain types of swaps are, and others eventually are expected to be, required to be cleared through a central counterparty, which may affect counterparty risk and other risks faced by a Fund.

Central clearing is designed to reduce counterparty credit risk and increase liquidity compared to uncleared swaps because central clearing interposes the central clearinghouse as the counterparty to each participant's swap, but it does not eliminate those risks completely. There is also a risk of loss by a Fund of the initial and variation margin deposits in the event of bankruptcy of the FCM with which the Fund has an open position in a swap contract. The assets of a Fund may not be fully protected in the event of the bankruptcy of the FCM or central counterparty because the Fund might be limited to recovering only a pro rata share of all available funds and margin segregated on behalf of an FCM's customers. If the FCM does not provide accurate reporting, a Fund is also subject to the risk that the FCM could use the Fund's assets, which are held in an omnibus account with assets belonging to the FCM's other customers, to satisfy its own financial obligations or the payment obligations of another customer to the central counterparty. Credit risk of cleared swap participants is concentrated in a few clearinghouses, and the consequences of insolvency of a clearinghouse are not clear.

With cleared swaps, a Fund may not be able to obtain as favorable terms as it would be able to negotiate for a bilateral, uncleared swap. In addition, an FCM may unilaterally amend the terms of its agreement with the Fund, which may include the imposition of position limits or additional margin requirements with respect to a Fund's investment in certain types of swaps. Central counterparties and FCMs can require termination of existing cleared swap transactions upon the occurrence of certain events, and can also require increases in margin above the margin that is required at the initiation of the swap agreement. Currently, depending on a number of factors, the margin required under the rules of the clearinghouse and FCM may be in excess of the collateral required to be posted by a Fund to support its obligations under a similar uncleared swap. However, regulators have adopted rules imposing margin requirements on uncleared swaps, which will become effective as to various market participants over time.

Finally, a Fund is subject to the risk that, after entering into a cleared swap, no FCM or central counterparty is willing or able to clear the transaction. In such an event, a Fund may be required to break the trade and make an early termination payment.

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Because some swaps used by a Fund may oblige the Fund to make payments or incur additional obligations in the future, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such swaps. For more information about segregating assets, see “Segregation of Assets” in this section.

Municipal Market Data Rate Locks. The Funds may purchase and sell Municipal Market Data Rate Locks (“MMD Rate Locks”). An MMD Rate Lock permits a Fund to lock in a specified municipal interest rate for a portion of its portfolio to preserve a return on a particular investment or a portion of its portfolio as a duration management technique or to protect against any increase in the price of securities to be purchased at a later date. MMD Rate Locks may be used for hedging purposes. An MMD Rate Lock is an agreement between two parties — a Fund and an MMD Rate Lock provider — pursuant to which the parties agree to make payments to each other on a notional amount, contingent upon whether the Municipal Market Data AAA General Obligation Scale is above or below a specified level on the expiration date of the contract. For example, if a Fund buys an MMD Rate Lock and the Municipal Market Data AAA General Obligation Scale is below the specified level on the expiration date, the counterparty to the contract will make a payment to the Fund equal to the specified level minus the actual level, multiplied by the notional amount of the contract. If the Municipal Market Data AAA General Obligation Scale is above the specified level on the expiration date, the Fund will make a payment to the counterparty equal to the actual level minus the specified level, multiplied by the notional amount of the contract. There is no payment made or received at inception. If both parties consent, an MMD Rate Lock can be unwound prior to settlement, provided that a termination payment can be agreed upon to settle the contract.

In entering into MMD Rate Locks, there is a risk that municipal yields will move in the direction opposite the direction anticipated by a Fund. As with interest rate swaps, the use of MMD Rate Locks is a highly specialized activity that involves investment techniques and risks different than those associated with ordinary portfolio securities transactions.

The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each MMD Rate Lock will be accrued on a daily basis and an amount of liquid assets that have an aggregate net asset value at least equal to the accrued excess will be maintained in a separate account by the Fund. Because separate accounts will be established with respect to such transactions on the books and records of a Fund or with its custodian, the Funds do not treat MMD Rate Locks as constituting senior securities. Accordingly, the Funds will not treat them as being subject to the Funds' borrowing restrictions.

The Funds will enter into MMD Rate Locks only with banks and recognized security dealers or their respective affiliates believed to present minimal credit risk in accordance with guidelines established by each Fund's Board. MMD Rate Locks do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to MMD Rate Locks is limited to the amount of payments a Fund is contractually obligated to make. If the other party to an MMD Rate Lock defaults, a Fund's risk of loss consists of the amount of payments that the Fund contractually is entitled to receive. If there is a default by the counter-party, a Fund may have contractual remedies pursuant to the agreements related to the transaction, but they could be difficult to enforce.

To the extent that other types of rate locks are available or developed in the future, the Funds may enter into them on the same basis and for the same purposes as set forth above.

US Government Securities

Each Fund may invest in US government securities.

US government securities include obligations of, or guaranteed by, the US federal government, its agencies, instrumentalities, or sponsored enterprises. Some US government securities are supported by the full faith and credit of the US government. These include US Treasury obligations and securities issued by Ginnie Mae. A second category of US government securities is those supported by the right of the agency, instrumentality or sponsored enterprise to borrow from the US government to meet its obligations. These include securities issued by Federal Home Loan Banks.

A third category of US government securities is those supported by only the credit of the issuing agency, instrumentality, or sponsored enterprise. These include securities issued by Fannie Mae and Freddie Mac. In the event of a default, an investor like a Fund would only have legal recourse to the issuer, not the US government. Although the US government has provided support for these securities in the past, there can be no assurance that it will do so in the future. The US government has also made available additional guarantees for limited periods to stabilize or restore a market in the wake of an economic, political, or natural crisis. Such guarantees, and the economic opportunities they present, are likely to be temporary and cannot be relied upon by a Fund. Any downgrade of the credit rating of the securities issued by the US government may result in a downgrade of securities issued by its agencies or instrumentalities, including government-sponsored entities.

Variable and Floating Rate Notes

Delaware Total Return Fund may invest in variable- and floating-rate demand notes.

Variable rate master demand notes, in which a Fund may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. Although the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth

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Investment Strategies and Risks

above for commercial paper. In determining average weighted portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand.

A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by a Fund will be determined by the Manager under guidelines established by the Board to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund's investment policies. In making such determinations, the Manager will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding, and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by a Fund, the Fund may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of the variable or floating rate note involved in the event the issuer of the note defaulted on its payment obligations, and the Fund could, for this or other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit.

If not rated, such instruments must be found by the Manager under guidelines established by the Board, to be of comparable quality to instruments that are rated high quality. A rating may be relied upon only if it is provided by an NRSRO that is not affiliated with the issuer or guarantor of the instruments. See “Appendix A — Description of Ratings” for a description of the rating symbols of S&P and Moody's.

Warrants

Each Fund may purchase warrants and similar rights.

Warrants and similar rights are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. The purchase of warrants involves the risk that the Fund could lose the purchase value of a warrant if the right to subscribe to additional shares is not exercised prior to the warrant's expiration. Also, the purchase of warrants involves the risk that the effective price paid for the warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security.

When-Issued and Delayed-Delivery Securities

Delaware Covered Call Strategy Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Premium Income Fund, and Delaware Total Return Fund may purchase securities on a when-issued or delayed-delivery basis. In such transactions, instruments are purchased with payment and delivery taking place in the future in order to secure what is considered to be an advantageous yield or price at the time of the transaction. Delivery of and payment for these securities may take up to a month after the date of the purchase commitment, although in some cases it may take longer. A Fund will designate cash or securities in amounts sufficient to cover its obligations and will value the designated assets daily. The payment obligation and the interest rates that will be received are each fixed at the time the Fund enters into the commitment and no interest accrues to the Fund until settlement. Thus, it is possible that the market value at the time of settlement could be higher or lower than the purchase price if the general level of interest rates has changed.

Zero Coupon and Payment-In-Kind Bonds

Delaware Total Return Fund may invest in zero coupon bonds or payment-in-kind bonds.

The credit risk factors pertaining to lower-rated securities also apply to lower-rated zero coupon, deferred interest, and payment-in-kind bonds. These bonds carry an additional risk in that, unlike bonds that pay interest throughout the period to maturity, a Fund will realize no cash until the cash payment date and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Zero coupon, deferred interest, and payment-in-kind bonds involve additional special considerations. Zero coupon or deferred interest securities are debt obligations that do not entitle the holder to any periodic payments of interest prior to maturity or a specified date when the securities begin paying current interest (the “cash payment date”) and therefore are generally issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities are generally more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do non-zero coupon or deferred interest securities having similar maturities and credit quality. Current federal income tax law requires that a holder of a zero coupon security report as income each year the portion of the original issue discount on the security that accrues that year, even though the holder receives no cash payments of interest during the year.

Payment-in-kind bonds are securities that pay interest through the issuance of additional bonds. A Fund will be deemed to receive interest over the life of these bonds and be treated as if interest were paid on a current basis for federal income tax purposes, although no cash interest payments are

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received by the Fund until the cash payment date or until the bonds mature. Accordingly, during periods when a Fund receives no cash interest payments on its zero coupon securities or deferred interest or payment-in-kind bonds, it may be required to dispose of portfolio securities to meet the distribution requirements and these sales may be subject to the risk factors discussed above. A Fund is not limited in the amount of its assets that may be invested in these types of securities.

Cybersecurity Risk

With the increased use of technologies such as the internet and the dependence on computer systems to perform necessary business functions, the Funds and their service providers may have become more susceptible to operational and related risks through breaches in cybersecurity. A cybersecurity incident may refer to intentional or unintentional events that allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause a Fund or Fund service providers (including, but not limited to, the Manager, distributor, fund accountants, custodian, transfer agent, and financial intermediaries) to suffer data corruption or lose operational functionality. A cybersecurity incident could, among other things, result in the loss or theft of customer data or funds, customers or employees being unable to access electronic systems (denial of services), loss or theft of proprietary information or corporate data, physical damage to a computer or network system, or remediation costs associated with system repairs.

Any of these results could have a substantial adverse impact on a Fund and its shareholders. For example, if a cybersecurity incident results in a denial of service, Fund shareholders could lose access to their electronic accounts and be unable to buy or sell Fund shares for an unknown period of time, and employees could be unable to access electronic systems to perform critical duties for the Fund, such as trading, NAV calculation, shareholder accounting or fulfillment of Fund share purchases and redemptions. Cybersecurity incidents could cause a Fund or Fund service provider to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures, or financial loss of a significant magnitude and could result in allegations that a Fund or Fund service provider violated privacy and other laws.

Similar adverse consequences could result from cybersecurity incidents affecting issuers of securities in which the Fund invests, counterparties with which a Fund engages in transactions, governmental and other regulatory authorities, exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions and other parties. Risk management systems and business continuity plans seek to reduce the risks associated with cybersecurity in the event there is a cybersecurity breach, but there are inherent limitations in these systems and plans, including the possibility that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. Furthermore, the Funds do not control the cybersecurity systems and plans of the issuers of securities in which the Funds invest or the Funds' third party service providers or trading counterparties or any other service providers whose operations may affect the Funds or their shareholders.

As an open-end management investment company, the Trust has delegated its operational activities to third-party service providers, subject to the oversight of the Board. Because the Trust operates its business through third-party service providers, it does not itself have any operational or security systems or infrastructure that are potentially subject to cyber attacks. The third-party service providers that facilitate the Trust's business activities, including, but not limited to, fund management, custody of Trust assets, fund accounting and financial administration, and transfer agent services, could be sources of operational and informational security risk to the Trust and its shareholders, including from breakdowns or failures of the third-party service providers' own systems or capacity constraints. A failure or breach of the operational or security systems or infrastructure of the Trust's third-party service providers could disrupt the Trust's operations, result in the disclosure or misuse of confidential or proprietary information, and cause losses. Although the Trust and its third-party service providers have business continuity plans and other safeguards in place, the operations of the Trust's third-party service providers may be adversely affected by significant disruption of the service providers' operating systems or physical infrastructure that support the Trust and its shareholders.

The proliferation of new technologies, the use of the Internet and telecommunications technologies to conduct business, as well as the increased sophistication and activities of organized crime, hackers, terrorists, activists, and others, have significantly increased the information security risks to which the Trust's third-party service providers are subject. The third-party service providers rely on digital technologies, computer and email systems, software, and networks to conduct their business and the business of the Trust. The Trust's third-party service providers have robust information security procedures; however, their technologies may become the target of cyber attacks or information security breaches that could result in the unauthorized release, gathering, monitoring, misuse, loss, or destruction of the Trust's or its shareholders' confidential and other information, or otherwise disrupt the business operations of the Trust or its third-party service providers. Although to date the Trust has not experienced any material losses relating to cyber attacks or other information security breaches, there can be no assurance that the Trust or its third-party service providers will not suffer such losses in the future.

Disruptions or failures in the physical infrastructure or operating systems that support the Trust's third-party service providers, or cyber attacks or security breaches of the networks, systems, or devices that the Trust's third-party service providers use to service the Trust's operations, could result in financial losses, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. The business continuity policies and procedures that the Trust and its third-party service providers have established seek to identify and mitigate the types of risk to which the Trust and its third-party service providers are subject. As with any risk-management system, there are inherent limitations to these business continuity policies and procedures as there may exist, or develop in the future, risks that have not been anticipated or identified.

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Investment Strategies and Risks

IBOR Transition Risk

The London Interbank Offered Rate (“LIBOR”) is the average offered rate for various maturities of short-term loans between major international banks who are members of the British Bankers Association (“BBA”). LIBOR is the most common benchmark interest rate index used to make adjustments to variable-rate loans. LIBOR is used throughout global banking and financial industries to determine interest rates for a variety of borrowing arrangements and financial instruments (such as debt instruments and derivatives). Regulators in the United States and the United Kingdom alleged that certain banks engaged in manipulative acts in connection with their submissions to the BBA. LIBOR manipulation would raise the risk of a fund of being adversely impacted if a fund received a payment based upon LIBOR and such manipulation of LIBOR resulted in lower resets than would have occurred had there been no manipulation. In 2017, the head of the United Kingdom's Financial Conduct Authority announced a desire to phase out the use of LIBOR by the end of 2021.

In addition to LIBOR, a fund may have investments linked to other interbank offered rates (IBORs). Other IBORs, such as the Euro Overnight Index Average (EONIA), are also the subject of regulatory reform or discontinuation. Various regulators and industry bodies are working globally on transitioning to alternative rates.

Planning for that transition by various financial industry groups has begun, but there are obstacles to converting certain longer-term securities and transactions to a new benchmark. While some instruments tied to LIBOR or a similar rate may include a replacement rate in the event these rates are discontinued, not all instruments have such fallback provisions and the effectiveness of such replacement rates remains uncertain. The cessation of LIBOR or similar rates could affect the value and liquidity of investments tied to these rates, especially those that do not include fallback provisions. The effect of a transition away from the IBORs may also result in a reduction in the effectiveness of certain hedging transactions and increased volatility in markets that currently rely on an IBOR to determine interest rates. The use of alternative reference rate products may also impact investment strategy performance. Due to the uncertainty regarding the future utilization of LIBOR and similar rates and the nature of any replacement rate, the potential effect of a transition away from these rates on a fund or the financial instruments in which the fund invests cannot yet be determined.

Natural Disaster/Epidemic Risk

Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease, including pandemics and epidemics, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of a fund's investments. Given the increasing interdependence among global economies and markets, conditions in one country, market, or region are increasingly likely to adversely affect markets, issuers, and/or foreign exchange rates in other countries. These disruptions could prevent a fund from executing advantageous investment decisions in a timely manner and could negatively impact the fund's ability to achieve its investment objective. Any such event(s) could have a significant adverse impact on the value and risk profile of a fund.

Disclosure of Portfolio Holdings Information

Each Fund has adopted a policy generally prohibiting the disclosure of portfolio holdings information to any person until after 30 calendar days have passed. The Trust posts a list of each Fund's portfolio holdings monthly, with a 30-day lag, on each Fund's website, delawarefunds.com. In addition, on a 10-day lag, we also make available on the website a month-end summary listing of the number of each Fund's securities, country and asset allocations, and top 10 securities and sectors by percentage of holdings for each Fund. This information is available publicly to any and all shareholders free of charge once posted on the website or by calling 800 523-1918.

Other entities, including institutional investors and intermediaries that distribute the Funds' shares, are generally treated similarly and are not provided with the Funds' portfolio holdings in advance of when they are generally available to the public.

The Funds may, from time to time, provide statistical data derived from publicly available information to third parties, such as shareholders, prospective shareholders, financial intermediaries, consultants, and ratings and ranking organizations.

Third-party service providers and affiliated persons of the Funds are provided with the Funds' portfolio holdings only to the extent necessary to perform services under agreements relating to the Funds. In accordance with the policy, third-party service providers who receive nonpublic portfolio holdings information on an ongoing basis are: the Manager's affiliates (Macquarie Investment Management Business Trust, Delaware Investments Fund Services Company, and the Distributor), the Funds' independent registered public accounting firm, the Funds' custodian, the Funds' legal counsel, the Funds' financial printer (DG3), and the Funds' proxy voting service. These entities are obligated to keep such information confidential.

Third-party rating and ranking organizations and consultants who have signed agreements (“Nondisclosure Agreements”) with the Funds or the Manager may receive portfolio holdings information more quickly than the 30-day lag. The Nondisclosure Agreements require that the receiving entity hold the information in the strictest confidence and prohibit the receiving entity from disclosing the information or trading on the information (either in Fund shares or in shares of the Funds' portfolio securities). In addition, the receiving party must agree to provide copies of any research or

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reports generated using the portfolio holdings information in order to allow for monitoring of use of the information. Neither the Funds, nor the Manager, nor sub-advisor, nor any affiliate, receives any compensation or consideration with respect to these agreements.

To protect the shareholders' interests and to avoid conflicts of interest, Nondisclosure Agreements must be approved by a member of the Manager's Legal Department and Compliance Department and any deviation in the use of the portfolio holdings information by the receiving party must be approved in writing by the Funds' Chief Compliance Officer prior to such use.

Wellington Management, a sub-advisor to Delaware Hedged U.S. Equity Opportunities Fund, uses policies that comply with the policies of the Trust. Generally, Wellington Management's policies prohibit disclosing the portfolio holdings of any fund to any person unless such disclosure has been approved by the Trust or such a disclosure is reasonably necessary for Wellington Management to provide investment advice to its clients. Wellington Management has ongoing arrangements to disclose non-public portfolio holdings information to several parties in connection with providing investment advisory services to its clients, including, Accenture, Brown Brothers Harriman & Co., FactSet Research Systems Inc., Glass, Lewis & Co., Markit WSO Corporation, MSCI, Inc., and State Street Bank and Trust Company.

The Board will be notified of any substantial changes to the foregoing procedures. The Board also receives an annual report from the Trust's Chief Compliance Officer that, among other things, addresses the operation of the Trust's procedures concerning the disclosure of portfolio holdings information.

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Management of the Trust

Trustees and officers

The business and affairs of the Trust are managed under the direction of its Board of Trustees. Certain officers and Trustees of the Trust hold identical positions in Delaware Funds. The Trust's Trustees and principal officers are noted below along with their birthdates and their business experience for the past five years. The Trustees serve for indefinite terms until their resignation, death, or removal.

As of December 31, 2021, the officers and Trustees of the Trust directly owned less than 1% of the outstanding shares of each Class of each Fund.

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Interested Trustee
Shawn K. Lytle[1] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 February 1970	President, Chief Executive Officer, and Trustee	President and Chief Executive Officer since August 2015 Trustee since September 2015	150

Global Head of Macquarie Investment Management[2] (January 2019-Present); Head of Americas of Macquarie Group (December 2017-Present); Deputy Global Head of Macquarie Investment Management (2017-2019); Head of Macquarie Investment Management Americas (2015-2017)

					Trustee — UBS Relationship Funds, SMA Relationship Trust, and UBS Funds (May 2010- April 2015)
Independent Trustees
Jerome D. Abernathy 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1959	Trustee	Since January 2019	150	Managing Member, Stonebrook Capital Management, LLC (financial technology: macro factors and databases) (January 1993-Present)	None
Thomas L. Bennett 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1947	Chair and Trustee	Trustee since March 2005 Chair since March 2015	150	Private Investor (March 2004-Present)	None
Ann D. Borowiec 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 November 1958	Trustee	Since March 2015	150	Chief Executive Officer, Private Wealth Management (2011-2013) and Market Manager, New Jersey Private Bank (2005-2011) — J.P. Morgan Chase & Co.	Director—Banco Santander International (October 2016-December 2019) Director—Santander Bank, N.A. (December 2016- December 2019)
Joseph W. Chow 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1953	Trustee	Since January 2013	150	Private Investor (April 2011-Present)	Director and Audit Committee Member — Hercules Technology Growth Capital, Inc. (July 2004-July 2014)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
H. Jeffrey Dobbs[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1955	Trustee	Since December 2021	150	Global Sector Chairman, Industrial Manufacturing, KPMG LLP (2010-2015)

Director, Valparaiso University (2012-Present)

Director, TechAccel LLC (2015-Present) (Tech R&D)

Board Member, Kansas City Repertory Theatre (2015-Present)

Board Member, PatientsVoices, Inc. (healthcare) (2018-Present)

Kansas City Campus for Animal Care (2018-Present)

Director, National Association of Manufacturers (2010-2015)

Director, The Children's Center (2003-2015)

Director, Metropolitan Affairs Coalition (2003-2015)

Director, Michigan Roundtable for Diversity and Inclusion (2003-2015)

Trustee, Ivy NextShares (2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
John A. Fry 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 May 1960	Trustee	Since January 2001	150	President — Drexel University (August 2010-Present) President — Franklin & Marshall College (July 2002-June 2010)

Director; Compensation Committee and Governance Committee Member — Community Health Systems (May 2004-Present)

Director — Drexel Morgan & Co. (2015-December 2019)

Director, Audit and Compensation Committee Member — vTv Therapeutics Inc. (2017-Present)

Director and Audit Committee Member — FS Credit Real Estate Income Trust, Inc. (2018-Present)

Director and Audit Committee Member — Federal Reserve Bank of Philadelphia (January 2020-Present)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Joseph Harroz, Jr. [3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1967	Trustee	Since December 2021	150

President (2020-Present), Interim President (2019-2020), Vice President (2010-2019) and Dean (2010-2019), College of Law, University of Oklahoma; Managing Member, Harroz Investments, LLC, (commercial enterprises) (1998-2019); Managing Member, St. Clair, LLC (commercial enterprises) (2019-Present)

Director, OU Medicine, Inc. (2020-Present)

Director and Shareholder, Valliance Bank (2007-Present)

Director, Foundation Healthcare (formerly Graymark HealthCare) (2008-2017)

Trustee, the Mewbourne Family Support Organization (2006-Present) (non-profit)

Independent Director, LSQ Manager, Inc. (real estate) (2007-2016)

Director, Oklahoma Foundation for Excellence (non-profit) (2008-Present)

Independent Chairman and Trustee, Waddell & Reed Advisors Funds (WRA Funds) (Independent Chairman: 2015-2018; Trustee: 1998-2018)

Independent Chairman and Trustee, Ivy NextShares (2016-2019)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Sandra A.J. Lawrence[3] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 September 1957	Trustee	Since December 2021	150	Retired; formerly, Chief Administrative Officer, Children's Mercy Hospitals and Clinics (2016-2019); CFO, Children's Mercy Hospitals and Clinics (2005-2016)

Director, Hall Family Foundation (1993-Present)

Director, Westar Energy (utility) (2004-2018)

Trustee, Nelson-Atkins Museum of Art (non-profit) (2007-2020)

Director, Turn the Page KC (non-profit) (2012-2016)

Director, Kansas Metropolitan Business and Healthcare Coalition (non-profit) (2017-2019)

Director, National Association of Corporate Directors (non-profit) (2017-Present)

Director, American Shared Hospital Services (medical device) (2017-Present)

Director, Evergy, Inc., Kansas City Power & Light Company, KCP&L Greater Missouri Operations Company, Westar Energy, Inc. and Kansas Gas and Electric Company (related utility companies) (2018-Present)

Director, Stowers (research) (2018)

CoChair, Women Corporate, Directors (director education) (2018-2020)

Trustee, Ivy NextShares (2019)

Director, Brixmor Property Group Inc. (2021-Present)

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Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Frances A. Sevilla-Sacasa 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 January 1956	Trustee	Since September 2011	150

Private Investor (January 2017-Present)

Chief Executive Officer — Banco Itaú  International (April 2012-December 2016)

Executive Advisor to Dean (August 2011-March 2012) and Interim Dean (January 2011-July 2011) — University of Miami School of Business Administration

President — U.S. Trust, Bank of America Private Wealth Management (Private Banking) (July 2007-December 2008)

Trust Manager and Audit Committee Chair — Camden Property Trust (August 2011-Present)

Director; Audit and Compensation Committee Member — Callon Petroleum Company (December 2019-Present)

Director; Audit Committee Member — New Senior Investment Group Inc. (January 2021-September 2021)

Director; Audit Committee Member — Carrizo Oil & Gas, Inc. (March 2018- December 2019)

Thomas K. Whitford 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 March 1956	Trustee	Since January 2013	150	Vice Chairman (2010-April 2013) — PNC Financial Services Group

Director — HSBC North America Holdings Inc. (December 2013-Present)

Director — HSBC USA Inc. (July 2014-Present)

Director — HSBC Bank USA, National Association (July 2014-March 2017)

Director — HSBC Finance Corporation (December 2013-April 2018)

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Management of the Trust

Name, Address, and Birthdate	Position(s) Held with the Trust	Length of Time Served	Number of Funds in Fund Complex Overseen by Trustee	Principal Occupation(s) During the Past Five Years	Other Directorships Held by Trustee During the Past Five Years
Christianna Wood 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 August 1959	Trustee	Since January 2019	150	Chief Executive Officer and President — Gore Creek Capital, Ltd. (August 2009-Present)

Director; Finance Committee and Audit Committee Member — H&R Block Corporation (July 2008-Present)

Director; Investments Committee, Capital and Finance Committee and Audit Committee Member — Grange Insurance (2013-Present)

Trustee; Chair of Nominating and Governance Committee and Member of Audit Committee — The Merger Fund (2013-October 2021), The Merger Fund VL (2013-October 2021), WCM Alternatives: Event-Driven Fund (2013-October 2021), and WCM Alternatives: Credit Event Fund (December 2017-October 2021)

Director; Chair of Governance Committee and Audit Committee Member — International Securities Exchange (2010-2016)

Janet L. Yeomans 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 July 1948	Trustee	Since April 1999	150	Vice President and Treasurer (January 2006-July 2012) Vice President — Mergers & Acquisitions (January 2003-January 2006), and Vice President and Treasurer (July 1995-January 2003) — 3M Company	Director; Personnel and Compensation Committee Chair; Member of Nominating, Investments, and Audit Committees for various periods throughout directorship — Okabena Company (2009-2017)

Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
David F. Connor[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 December 1963	Senior Vice President, General Counsel, and Secretary	Senior Vice President since May 2013; General Counsel since May 2015; Secretary since October 2005	David F. Connor has served in various capacities at different times at Macquarie Investment Management.

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Officers	Position(s) Held with the Trust	Length of Time Served	Principal Occupation(s) During the Past Five Years
Daniel V. Geatens[4] 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1972	Senior Vice President and Treasurer	Senior Vice President since December 2020; Treasurer since October 2007	Daniel V. Geatens has served in various capacities at different times at Macquarie Investment Management.
Richard Salus 100 Independence, 610 Market Street Philadelphia, PA 19106-2354 October 1963	Senior Vice President and Chief Financial Officer	Senior Vice President and Chief Financial Officer since November 2006	Richard Salus has served in various capacities at different times at Macquarie Investment Management.

1	Shawn K. Lytle is considered to be an “Interested Trustee” because he is an executive officer of the Manager.
2

Macquarie Investment Management is the marketing name for certain companies comprising the asset management division of Macquarie Group, including the Funds' Manager, principal underwriter, and transfer agent.

3	Messrs. Dobbs and Harroz and Ms. Lawrence were elected as Trustees of the Trust effective December 17, 2021.
4

David F. Connor serves as Senior Vice President and Secretary, and Daniel V. Geatens serves as Senior Vice President, Treasurer and Chief Financial Officer, for the six portfolios of the Optimum Fund Trust, which have the same investment manager, principal underwriter, and transfer agent as the Funds. Mr. Geatens also serves as Senior Vice President, Chief Financial Officer and Treasurer for Macquarie Global Infrastructure Total Return Fund Inc., which has the same investment manager as the Funds.

The following table shows each Trustee's ownership of shares of the Funds and of shares of all Delaware Funds as of December 31, 2021, unless otherwise noted.

Name	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities* in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Interested Trustee
Shawn K. Lytle	None	Over $100,000
Independent Trustees
Jerome D. Abernathy	None	Over $100,000
Thomas L. Bennett	None	Over $100,000
Ann D. Borowiec	None	Over $100,000
Joseph W. Chow	None	Over $100,000
H. Jeffrey Dobbs	None	None
John A. Fry	None	Over $100,000
Joseph Harroz, Jr.	None	None
Sandra A. J. Lawrence	None	None
Frances A. Sevilla-Sacasa	None	Over $100,000
Thomas K. Whitford	None	Over $100,000
Christianna Wood	None	Over $100,000
Janet L. Yeomans	None	Over $100,000

*	The ranges for equity securities ownership by each Trustee are: none; $1-$10,000; $10,001-$50,000; $50,001-$100,000; or over $100,000.

The following table describes the aggregate compensation received by each Trustee from the Funds and the total compensation received from Delaware Funds for which he or she served as a Trustee for the fiscal year ended September 30, 2021. Only the Trustees of the Trust who are not “interested persons” as defined by the 1940 Act (the “Independent Trustees”) receive compensation from the Trust.

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Management of the Trust

Trustee	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Total Compensation from the Investment Companies in the Delaware Funds Complex*
Thomas L. Bennett (Chair)	$30,079	None	$500,000
Jerome D. Abernathy	$22,298	None	$373,000
Ann D. Borowiec	$20,684	None	$332,500
Joseph W. Chow	$21,803	None	$364,000
John A. Fry	$21,256	None	$350,500
Lucinda S. Landreth**	$9,385	None	$109,500
Frances A. Sevilla-Sacasa	$22,165	None	$358,000
Thomas K. Whitford	$22,477	None	$367,000
Christianna Wood	$22,298	None	$373,000
Janet L. Yeomans	$22,167	None	$370,643

*

Each Independent Trustee/Director receives: (i) an annual retainer fee of $265,000 for serving as a Trustee/Director for all 30 investment companies in the Delaware and Ivy Funds by Macquarie family (150 funds in the complex), plus $14,000 per meeting for attending each Board Meeting in person held on behalf of all investment companies in the complex; and (ii) a $5,000 fee for attending telephonic board meetings on behalf of the investment companies in the complex. The committee members and committee/board chairs also receive the following fees: (i) members of the Nominating and Corporate Governance Committee, Audit Committee, and Investments Committee will receive additional compensation of up to $5,200 for each Committee meeting attended; (ii) the Chair for each of the Audit Committee, the Investments Committee, and the Nominating and Corporate Governance Committee receives an annual retainer of $30,000; and (iii) the Board Chair will receive an additional annual retainer of $130,000.

**	Ms. Landreth, a former Trustee, received compensation from the Trust prior to her death on January 31, 2021.

Board Leadership Structure

Common Board of Trustees/Directors: The business of the Trust is managed under the direction of its Board. The Trustees also serve on the Boards of all the other investment companies that comprise Delaware Funds. The Trustees believe that having a common Board for all funds in the complex is efficient and enhances the ability of the Board to address its responsibilities to each fund in the complex. The Trustees believe that the common board structure allows the Trustees to leverage their individual expertise and that their judgment is enhanced by being Trustees of all of the funds in the complex.

Board Chair: Mr. Bennett is the Board's Chair. As fund governance best practices have evolved, more and more fund boards have opted to have an independent trustee serve as chair. Among other reasons, the Board selected Mr. Bennett as Chair due to his substantial financial industry experience and his tenure on the Board. As the Chair, Mr. Bennett, in consultation with Fund management, legal counsel, and the other Trustees, proposes Board agenda topics, actively participates in developing Board meeting agendas, and ensures that appropriate and timely information is provided to the Board in connection with Board meetings. Mr. Bennett also conducts meetings of the Independent Trustees. He also generally serves as a liaison among outside Trustees, Fund officers, and legal counsel, and is an ex officio member of the Nominating and Corporate Governance Committee.

Size and composition of Board: The Board is currently comprised of thirteen Trustees. Twelve of the thirteen Trustees are independent. The Trustees believe that the current size of the Board is conducive to Board interaction, dialogue, and debate, resulting in an effective decision-making body. The Board comprises Trustees with a variety of professional backgrounds. The Board believes that the skill sets of its members are complementary and add to the overall effectiveness of the Board. The Trustees regard diversity as an important consideration in the present composition of the Board and the selection of qualified candidates to fill vacancies on the Board. In order to ensure that Board membership will be refreshed from time to time, the Board has adopted a mandatory retirement age of 75 for Trustees. As a result, a Trustee may serve until December 31 of the calendar year in which such Trustee reaches the age of 75. At the discretion of the other Trustees, active service for a particular Trustee may be extended for a limited period of time beyond a Trustee's normal retirement date.

Committees: The Board has established several committees, each of which focuses on a particular substantive area and provides reports and recommendations to the full Board. The committee structure enables the Board to manage efficiently and effectively the large volume of information relevant to the Board's oversight of the Trust. The committees benefit from the professional expertise of their members. At the same time, membership on a committee enhances the expertise of its members and benefits the overall effectiveness of the Board.

The Board has the following committees:

Audit Committee: This committee monitors accounting and financial reporting policies, practices, and internal controls for the Trust. It also oversees the quality and objectivity of the Trust's financial statements and the independent audit thereof, and acts as a liaison between the Trust's independent registered public accounting firm and the full Board. The Trust's Audit Committee consists of the following Independent Trustees: Thomas K. Whitford (ex officio), Chair; Frances Sevilla-Sacasa; H. Jeffrey Dobbs; John A. Fry; and Thomas L. Bennett (ex officio). The Audit Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) and two telephonic meetings during the Trust's last fiscal year.

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Nominating and Corporate Governance Committee: This committee recommends Board nominees, fills Board vacancies that arise in between meetings of shareholders, and considers the qualifications and independence of Board members. The committee also monitors the performance of counsel for the Independent Trustees. The committee will consider shareholder recommendations for nomination to the Board only in the event that there is a vacancy on the Board. Shareholders who wish to submit recommendations for nominations to the Board to fill a vacancy must submit their recommendations in writing to the Nominating and Corporate Governance Committee, Attention: General Counsel, c/o Delaware Funds at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354. Shareholders should include appropriate information on the background and qualifications of any persons recommended (e.g., a resume), as well as the candidate's contact information and a written consent from the candidate to serve if nominated and elected. Shareholder recommendations for nominations to the Board will be accepted on an ongoing basis and such recommendations will be kept on file for consideration when there is a vacancy on the Board. The committee consists of the following Independent Trustees: Ann D. Borowiec, Chair; Jerome D. Abernathy; John A. Fry; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). The Nominating and Corporate Governance Committee held five meetings (all of which were virtual because of the COVID-19 pandemic) and one telephonic meeting during the Trust's last fiscal year.

In reaching its determination that an individual should serve or continue to serve as a Trustee of the Trust, the committee considers, in light of the Trust's business and structure, the individual's experience, qualifications, attributes, and skills (the “Selection Factors”). No one Selection Factor is determinative, but some of the relevant factors that have been considered include: (i) the Trustee's business and professional experience and accomplishments, including prior experience in the financial services industry or on other boards; (ii) the ability to work effectively and collegially with other people; and (iii) how the Trustee's background and attributes contribute to the overall mix of skills and experience on the Board as a whole. Below is a brief summary of the Selection Factors that relate to each Trustee as of the date of this SAI.

Jerome D. Abernathy — Mr. Abernathy has over 30 years of experience in the investment management industry. In selecting him to serve on the Board, the Independent Trustees of the Trust noted and valued his extensive experience as a chief investment officer, director of research, trader, and analytical proprietary trading researcher. Mr. Abernathy received a B.S. in electrical engineering from Howard University and a Ph.D. in electrical engineering and computer science from Massachusetts Institute of Technology. Mr. Abernathy has served on the Board since January 2019.

Thomas L. Bennett — Currently the Board's Chair, Mr. Bennett has over 30 years of experience in the investment management industry, particularly with fixed income portfolio management and credit analysis. He has served in senior management for a number of money management firms. Mr. Bennett has also served as a board member of another investment company, an educational institution, nonprofit organizations, and for-profit companies. He has an M.B.A. from the University of Cincinnati. Mr. Bennett has served on the Board since March 2005.

Ann D. Borowiec — Ms. Borowiec has over 25 years of experience in the banking and wealth management industry. Ms. Borowiec also serves as a board member on several nonprofit organizations. In nominating her to the Board in 2015, the Independent Trustees found that her experience as a Chief Executive Officer in the private wealth management business at a leading global asset manager and private bank, including the restructuring of business lines and defining client recruitment strategies, complemented the skills of existing board members. The Independent Trustees also found that her experience would provide additional oversight skill in the area of fund distribution. Ms. Borowiec holds a B.B.A. from Texas Christian University and an M.B.A. from Harvard University. Ms. Borowiec has served on the Board since March 2015.

Joseph W. Chow — Mr. Chow has over 30 years of experience in the banking and financial services industry. In electing him in 2013, the Independent Trustees found that his extensive experience in business strategy in non-US markets complemented the skills of existing Board members and also reflected the increasing importance of global financial markets in investment management. The Independent Trustees also found that Mr. Chow's management responsibilities as a former Executive Vice President of a leading global asset servicing and investment management firm as well as his experience as Chief Risk and Corporate Administration Officer would add helpful oversight skills to the Board's expertise. Mr. Chow holds a B.A. degree from Brandeis University and M.C.P. and M.S. in Management degrees from MIT. Mr. Chow has served on the Board since January 2013.

H. Jeffrey Dobbs — Mr. Dobbs has more than 35 years of experience in the automotive, industrial manufacturing, financial services and consumer sectors. He also has served as a partner in a public accounting firm. Mr. Dobbs holds a degree in accounting from Valparaiso University. The Independent Trustees concluded that Mr. Dobbs is suitable to act as Trustee because of his extensive work in the global professional services industry, as well as his educational background.

John A. Fry — Mr. Fry has over 30 years of experience in higher education. He has served in senior management for three major institutions of higher learning including serving as president of a leading research university. Mr. Fry has also served as a board member of many nonprofit organizations and several for-profit companies. Mr. Fry has extensive experience in overseeing areas such as finance, investments, risk-management, internal audit, and information technology. He holds a B.A. degree in American Civilization from Lafayette College and an M.B.A. from New York University. Mr. Fry has served on the Board since January 2001.

Joseph Harroz, Jr. — Mr. Harroz serves as the President of a state university, and also serves as a Director of a bank. He also has served as President and Director of a publicly-traded company, as Interim President and General Counsel to a state university system and as Dean of the College of Law of that state university. Mr. Harroz holds a B.A. degree from the University of Oklahoma and a J.D. from Georgetown University Law Center. Mr. Harroz has multiple years of service as a Trustee to the Transaction Funds in the Delaware Funds Complex (the “Fund Complex”). The Independent Trustees concluded that Mr. Harroz is suitable to serve as Trustee because of his educational background, his work experience and the length of his service as a Trustee to the Transaction Funds.

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Management of the Trust

Sandra A.J. Lawrence — Ms. Lawrence has been a member and chair of the boards of several public corporations, closely-held corporations and charitable organizations. She also has more than 16 years of experience serving on the boards of public companies, including as Audit Committee Chair and Nominating/Governance Committee Chair, and has served as a chief financial officer and on investment and finance committees. She served as President of Stern Brothers, a municipal bond house, where she held NASD Series licenses 7, 24 and 63. Ms. Lawrence holds an A.B. from Vassar College, as well as master's degrees from the Massachusetts Institute of Technology and Harvard Business School. The Independent Trustees concluded that Ms. Lawrence is suitable to serve as Trustee because of her work experience, financial background, academic background and service on corporate and charitable boards.

Frances A. Sevilla-Sacasa — Ms. Sevilla-Sacasa has over 30 years of experience in banking and wealth management. In electing her in 2011, the Independent Trustees of the Trust found that her extensive international wealth management experience, in particular, complemented the skills of existing Board members and also reflected the increasing importance of international investment management not only for dollar-denominated investors but also for investors outside the US. The Independent Trustees also found that Ms. Sevilla-Sacasa's management responsibilities as the former President and Chief Executive Officer of a major trust and wealth management company would add a helpful oversight skill to the Board's expertise, and her extensive nonprofit Board experience gave them confidence that she would make a meaningful, experienced contribution to the Board of Trustees. Finally, in electing Ms. Sevilla-Sacasa to the Board, the Independent Trustees valued her perceived dedication to client service as a result of her overall career experience. Ms. Sevilla-Sacasa holds B.A. and M.B.A. degrees from the University of Miami and Thunderbird School of Global Management, respectively. Ms. Sevilla-Sacasa has served on the Board since September 2011.

Thomas K. Whitford — Mr. Whitford has over 25 years of experience in the banking and financial services industry, and served as Vice Chairman of a major banking, asset management, and residential mortgage banking institution. In electing him in 2013, the Independent Trustees of the Trust found that Mr. Whitford's senior management role in wealth management and experience in the mutual fund servicing business would provide valuable current management and financial industry insight, in particular, and complemented the skills of existing Board members. The Independent Trustees also found that his senior management role in integrating company acquisitions, technology, and operations and his past role as Chief Risk Officer would add a helpful oversight skill to the Board's expertise. Mr. Whitford holds a B.S. degree from the University of Massachusetts and an M.B.A. degree from The Wharton School of the University of Pennsylvania. Mr. Whitford has served on the Board since January 2013.

Christianna Wood — Ms. Wood has over 30 years of experience in the investment management industry. In selecting her to serve on the Board, the Independent Trustees noted and valued her significant portfolio management, corporate governance and audit committee experience. Ms. Wood received a B.A. in economics from Vassar College and an M.B.A. in finance from New York University. Ms. Wood has served on the Board since January 2019.

Janet L. Yeomans — Ms. Yeomans has over 28 years of business experience with a large global diversified manufacturing company, including service as Treasurer for this company. In this role, Ms. Yeomans had significant broad-based financial experience, including global financial risk-management, investments, and mergers and acquisitions. She served as a board member of a for-profit company and also is a current board member of a hospital and a public university system. She holds degrees in mathematics and physics from Connecticut College, an M.S. in mathematics from Illinois Institute of Technology, and an M.B.A. from the University of Chicago. Ms. Yeomans has served on the Board since April 1999.

Shawn K. Lytle — Mr. Lytle has over 20 years of experience in the investment management industry. He has been the Global Head of Macquarie Investment Management since January 2019 and Head of Americas - Macquarie Group since December 2017 and he is responsible for all aspects of the firm's business. He joined the firm as President of Macquarie Investment Management - Americas in 2015. Prior to that time, Mr. Lytle served in various executive management, investment management, and distribution positions at two major banking institutions. He holds a B.A. degree from The McDonough School of Business at Georgetown University. Mr. Lytle has served on the Board since September 2015. Mr. Lytle serves on the board of directors of the National Association of Securities Professionals (NASP), the Sustainability Accounting Standards Board, and he is a member of the board of governors for the Investment Company Institute (ICI). In November 2017, Mr. Lytle was named to the Black Enterprise list of “Most Powerful Executives in Corporate America.”

Committee of Independent Trustees: This committee develops and recommends to the Board a set of corporate governance principles and oversees the evaluation of the Board, its committees, and its activities. The committee comprises all of the Trust's Independent Trustees. The Committee of Independent Trustees held four meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

Investments Committee: The primary purposes of the Investments Committee are to: (i) assist the Board at its request in its oversight of the investment advisory services provided to the Trust by the Manager as well as any sub-advisors; (ii) review all proposed advisory and sub-advisory agreements for new funds or proposed amendments to existing agreements and to recommend what action the full Board and the Independent Trustees should take regarding the approval of all such proposed agreements; and (iii) review reports supplied by the Manager regarding investment performance, portfolio risk and expenses and to suggest changes to such reports. Investments Committee A consists of the following Independent Trustees: Joseph W. Chow, Chair; Jerome D. Abernathy; Joseph Harroz, Jr.; Christianna Wood; Thomas L. Bennett (ex officio); and Thomas K. Whitford (ex officio). Investments Committee B consists of the following Independent Trustees: Janet L. Yeomans, Chair; Christianna Wood; Sandra A.J. Lawrence; H. Jeffrey Dobbs; Thomas L. Bennett (ex officio), and Thomas K. Whitford (ex officio). The Investments Committee held six meetings (all of which were virtual because of the COVID-19 pandemic) during the Trust's last fiscal year.

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Board role in risk oversight: The Board performs a risk oversight function for the Trust consisting, among other things, of the following activities:
(1) receiving and reviewing reports related to the performance and operations of the Trust; (2) reviewing, approving, or modifying as applicable, the compliance policies and procedures of the Trust; (3) meeting with portfolio management teams to review investment strategies, techniques and the processes used to manage related risks; (4) addressing security valuation risk in connection with its review of fair valuation decisions made by Fund management pursuant to Board-approved procedures; (5) meeting with representatives of key service providers, including the Manager, the Distributor, the Funds' transfer agent, the custodian and the independent public accounting firm of the Trust, to review and discuss the activities of the Trust's series, and to provide direction with respect thereto; (6) engaging the services of the Trust's Chief Compliance Officer to test the compliance procedures of the Trust and its service providers; and (7) requiring management's periodic presentations on specified risk topics.

The Trustees perform this risk oversight function throughout the year in connection with each quarterly Board meeting. The Trustees routinely discuss certain risk-management topics with Fund management at the Board level and also through the standing committees of the Board. In addition to these recurring risk-management discussions, Fund management raises other specific risk-management issues relating to the Funds with the Trustees at Board and committee meetings. When discussing new product initiatives with the Board, Fund management also discusses risk — either the risks associated with the new proposals or the risks that the proposals are designed to mitigate. Fund management also provides periodic presentations to the Board to give the Trustees a general overview of how the Manager and its affiliates identify and manage risks pertinent to the Trust.

The Audit Committee looks at specific risk-management issues on an ongoing basis. The Audit Committee is responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust's assets, and certain compliance matters. In addition, the Audit Committee meets with the Manager's internal audit and risk-management personnel on a quarterly basis to review the reports on their examinations of functions and processes affecting the Trust.

The Board's other committees also play a role in assessing and managing risk. The Nominating and Corporate Governance Committee and the Committee of Independent Trustees play a role in managing governance risk by developing and recommending to the Board corporate governance principles and, in the case of the Committee of Independent Trustees, by overseeing the evaluation of the Board, its committees, and its activities. The Investments Committee plays a significant role in assessing and managing risk through its oversight of investment performance, investment process, investment risk controls, and fund expenses.

Because risk is inherent in the operation of any business endeavor, and particularly in connection with the making of financial investments, there can be no assurance that the Board's approach to risk oversight will be able to minimize or even mitigate any particular risk. The Funds are designed for investors that are prepared to accept investment risk, including the possibility that as yet unforeseen risks may emerge in the future.

Code of Ethics

The Trust, the Manager, Smith, ZCM, Wellington Management and the Distributor have adopted Codes of Ethics in compliance with the requirements of Rule 17j-1 under the 1940 Act, which govern personal securities transactions. Under the Codes of Ethics, persons subject to the Codes are permitted to engage in personal securities transactions, including securities that may be purchased or held by the Funds, subject to the requirements set forth in Rule 17j-1 under the 1940 Act and certain other procedures set forth in the applicable Code of Ethics. The Codes of Ethics are on public file with, and are available from, the SEC.

Proxy Voting Policies — The Manager

The Trust has formally delegated to the Manager the responsibility for making all proxy voting decisions in relation to portfolio securities held by the Funds. If and when proxies need to be voted on behalf of the Funds, the Manager and any Macquarie affiliates advising the Funds (collectively, “Macquarie Investment Management”) , Smith, ZCM, or Wellington Management, as applicable, will vote such proxies pursuant to Macquarie Investment Management's (“MIM”) Proxy Voting Policies and Procedures (the “Procedures”). MIM has established a Proxy Voting Committee (the “Committee”), which is responsible for overseeing MIM's proxy voting process for the Funds. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow MIM to vote proxies in a manner consistent with the goal of voting in the best interests of the Funds.

In order to facilitate the actual process of voting proxies, MIM has contracted with proxy advisory firms to analyze proxy statements on behalf of the Funds and MIM's other clients and provide MIM with research recommendations on upcoming proxy votes in accordance with the Procedures. The Committee is responsible for overseeing the proxy advisory firms' services. If a proxy has been voted for the Funds, the proxy advisory firm will create a record of the vote. By no later than August 31 of each year, information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds' website at

http://www.delawarefunds.com/proxy; and (ii) on the Commission's website at http://www.sec.gov.

When determining whether to invest in a particular company, one of the factors MIM may consider is the quality and depth of the company's management. As a result, MIM believes that recommendations of management on any issue (particularly routine issues) should be given a fair

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Proxy Voting Policies — The Manager

amount of weight in determining how proxy issues should be voted. Thus, on many issues, MIM's votes are cast in accordance with the recommendations of the company's management. However, MIM may vote against management's position when it runs counter to MIM's specific Proxy Voting Guidelines (the “Guidelines”), and MIM will also vote against management's recommendation when MIM believes such position is not in the best interests of the Funds.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Funds. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote for management or shareholder proposals to reduce supermajority vote requirements, taking into account: ownership structure; quorum requirements; and vote requirements; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis; (iv) generally vote re-incorporation proposals on a case-by-case basis; (v) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; (vi) generally vote for proposals requesting that a company report on its policies, initiatives, oversight mechanisms, and ethical standards related to social, economic, and environmental sustainability, unless company already provides similar reports through other means or the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative guidelines or a similar standard; and (vii) generally vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Because the Trust has delegated proxy voting to MIM, the Trust is not expected to encounter any conflict of interest issues regarding proxy voting and therefore does not have procedures regarding this matter. However, MIM does have a section in its Procedures that addresses the possibility of conflicts of interest. Most of the proxies which MIM receives on behalf of its clients are voted in accordance with the Procedures. Since the Procedures are pre-determined by the Committee, application of the Procedures by MIM's portfolio management teams when voting proxies after reviewing the proxy and research provided by the proxy advisory firm should in most instances adequately address any potential conflicts of interest. If MIM becomes aware of a conflict of interest in an upcoming proxy vote, the proxy vote will generally be referred to the Committee or the Committee's delegates for review. If the portfolio management team for such proxy intends to vote in accordance with the proxy advisory firm's recommendation pursuant to our Procedures, then no further action is needed to be taken by the Committee. If the MIM's portfolio management team is considering voting a proxy contrary to the proxy advisory firm's research recommendation under the Procedures, the Committee or its delegates will assess the proposed vote to determine if it is reasonable. The Committee or its delegates will also assess whether any business or other material relationships between MIM and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy. If the Committee or its delegates determines that the proposed proxy vote is unreasonable or unduly influenced by a conflict, the portfolio management team will be required to vote the proxy in accordance with the proxy advisory firm's research recommendation or abstain from voting.

Proxy Voting Policies — Smith (Delaware Growth Equity Fund Only)

Smith's Proxy Voting Guidelines are attached as Appendix B to this SAI.

Proxy Voting Policies — ZCM (Delaware Covered Call Strategy Fund and Delaware Premium Income Fund only)

ZCM's Proxy Voting Policies and Procedures are attached as Appendix C to this SAI.

Proxy Voting Policies — Wellington Management (Delaware Hedged U.S. Equity Opportunities Fund only)

Wellington Management's Global Proxy Voting Policies and Procedures are attached as Appendix D to this SAI.

Investment Manager and Other Service Providers

Investment Manager

The Manager, located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, furnishes investment management services to the Funds, subject to the supervision and direction of the Board. The Manager also provides investment management services to all of the other Delaware Funds. Affiliates of the Manager also manage other investment accounts. While investment decisions for the Funds are made independently from those of the other funds and accounts, investment decisions for such other funds and accounts may be made at the same time as investment decisions for the Funds. The Manager pays the salaries of all Trustees, officers, and employees who are affiliated with both the Manager and the Trust. In the course of discharging its non-portfolio management duties under the advisory contract, the Manager may delegate to affiliates.

As of September 30, 2021, the Manager and its affiliates within Macquarie Investment Management were managing in the aggregate $184.5 billion in assets in various institutional or separately managed, investment company, and insurance accounts. The Manager is a series of Macquarie

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Investment Management Business Trust (a Delaware statutory trust), which is a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a subsidiary, and subject to the ultimate control, of Macquarie Group Limited (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. “Macquarie Investment Management” is the marketing name for MMHI and its subsidiaries.

The Manager and its affiliates own the name “Delaware Group®.” Under certain circumstances, including the termination of the Trust's advisory relationship with the Manager or its distribution relationship with the Distributor, the Manager, and its affiliates could cause the Trust to remove the words “Delaware Group” from its name.

The Funds' Investment Management Agreement (“Investment Management Agreement”) may be renewed each year only so long as such renewal and continuance are specifically approved at least annually by the Board or by vote of a majority of the outstanding voting securities of each Fund, and only if the terms of, and the renewal thereof, have been approved by the vote of a majority of the Independent Trustees of the Trust who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement is terminable without penalty on 60 days' notice by the Trustees of the Trust or by the Manager. The Investment Management Agreement will terminate automatically in the event of its assignment.

As compensation for the services rendered under the Investment Management Agreement, the Funds shall pay the Manager an annual management fee as a percentage of average daily net assets equal to:

Fund Name	Management Fee (annual rate as a percentage of average daily net assets)
Delaware Opportunity Fund	0.75% on the first $500 million 0.70% on the next $500 million 0.65% on next $1.5 billion 0.60% on assets in excess of $2.5 billion
Delaware Equity Income Fund, Delaware Growth and Income Fund, Delaware Growth Equity Fund and Delaware Total Return Fund	0.65% on the first $500 million 0.60% on the next $500 million 0.55% on next $1.5 billion 0.50% on assets in excess of $2.5 billion
Delaware Global Equity Fund	0.85% on the first $500 million 0.80% on the next $500 million 0.75% on the next $1.5 billion 0.70% on assets in excess of $2.5 billion
Delaware Covered Call Strategy Fund	0.80% on the first $300 million 0.75% on the next $200 million 0.70% on the next $500 million 0.65% on the next $1 billion 0.60% on the next $1 billion 0.55% on assets in excess of $3 billion
Delaware Hedged U.S. Equity Opportunities Fund	1.15% on the first $100 million 1.10% on the next $400 million 1.05% on the next $500 million 1.00% on the next $1 billion 0.95% on the next $1 billion 0.90% on assets in excess of $3 billion
Delaware Premium Income Fund	0.80%

During the last three fiscal years, each Fund paid the following investment management fees to its investment advisor:

Fund*	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Covered Call Strategy Fund	$1,166,920 paid $49,832 waived	$1,682,193 paid $96,462 waived	$2,497,132 paid $19,961 waived
Delaware Equity Income Fund	$2,049,681 paid $37,417 waived	$2,431,582 paid $1,181waived	$4,010,000 paid $0 waived
Delaware Global Equity Fund	$2,360,950 paid $6,840 waived	$2,786,444 paid $47,543 waived	$5,384,673 paid $94,872 waived
Delaware Growth and Income Fund	$6,778,698 paid $63 waived	$7,443,214 paid $2,817 waived	$11,233,686 paid $0 waived

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Investment Manager and Other Service Providers

Fund*	September 30, 2021	September 30, 2020	September 30, 2019
Delaware Hedged U.S. Equity Opportunities Fund	$872,037 paid $147,824 waived	$1,024,400 paid $196,181 waived	$2,171,686 paid $0 waived
Delaware Opportunity Fund	$5,109,899 paid $2,106 waived	$5,341,094 paid $233,211 waived	$7,336,688 paid $0 waived
Delaware Premium Income Fund**	$428,563 paid $101,080 waived	$749,651 paid $127,752 waived	$911,457 paid $52,684 waived
Delaware Growth Equity Fund	$4,083,658 paid $0 waived	$3,918,269 paid $33,066 waived	$5,162,745 paid $69,729 waived
Delaware Total Return Fund	$3,476,438 paid $42 waived	$4,175,886 paid $59,903 waived	$6,017,346 paid $0 waived

*	Prior to the Reorganization, historical information is that of the Predecessor Fund to each Fund.
**	The Predecessor Fund to this Fund commenced operations on April 2, 2018.

The Manager has entered into a sub-advisory agreement (“Sub-Advisory Agreement”) with each of (i) Smith with respect to Delaware Growth Equity Fund, (ii) ZCM with respect to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund, and (iii) Wellington Management with respect to Delaware Hedged U.S. Equity Opportunities Fund.

Except for those expenses borne by the Manager under the Investment Management Agreement, each of Smith, ZCM, and Wellington Management under its respective Sub-Advisory Agreement, and the Distributor under the Distribution Agreement, each Fund is responsible for all of its own expenses. Among others, such expenses include each Fund's proportionate share of certain administrative expenses; investment management fees; transfer and dividend disbursing fees and costs; accounting services; custodian expenses; federal and state securities registration fees; proxy costs; and the costs of preparing prospectuses and reports sent to shareholders.

Sub-Advisors

Smith, located at 100 Crescent Court, Suite 1150, Dallas, TX 75201, is responsible for the day-to-day management of Delaware Growth Equity Fund. Although Smith serves as a sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises Smith's performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

The Sub-Advisory Agreement with Smith is dated July 19, 2019. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to Smith of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. Smith may terminate this Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

ZCM, located at 30 South Wacker Drive, Suite 2800, Chicago, IL 60606-7459, serves as the investment sub-advisor for Delaware Covered Call Strategy Fund and Delaware Premium Income Fund. Although ZCM serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises ZCM's performance and management services provided to each Fund subject to the supervision and direction of the Board of Trustees.

Each Sub-Advisory Agreement with ZCM is dated July 19, 2019. Each Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the corresponding Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. Each Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to ZCM of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the corresponding Fund. ZCM may terminate each Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. Each Sub-Advisory Agreement will terminate automatically in the event of its assignment. Each Sub-Advisory Agreement shall automatically terminate upon the termination of the corresponding Investment Management Agreement.

Wellington Management, located at 280 Congress Street, Boston, MA 02210, serves as the investment sub-advisor of Delaware Hedged U.S. Equity Opportunities Fund. Although Wellington Management serves as sub-advisor, the Manager has ultimate responsibility for all investment advisory services. The Manager supervises Wellington Management's performance and management services provided to the Fund subject to the supervision and direction of the Board of Trustees.

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The Sub-Advisory Agreement with Wellington Management is dated July 19, 2019. The Sub-Advisory Agreement has an initial term of two years and may be further renewed after its initial term only so long as such renewal and continuance are specifically approved at least annually by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund, and only if the terms of the renewal thereof have been approved by the vote of a majority of the Trustees who are not parties thereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement may be terminated by the Manager or the Trust at any time on written notice to Wellington Management of the Manager's or the Trust's intention to do so, in the case of the Trust pursuant to action by the Board or pursuant to the vote of a majority of the outstanding voting securities of the Fund. Wellington Management may terminate this Agreement at any time on sixty (60) days' written notice to the Manager and the Trust of its intention to do so. The Sub-Advisory Agreement will terminate automatically in the event of its assignment. The Sub-Advisory Agreement shall automatically terminate upon the termination of the Investment Management Agreement.

Macquarie Investment Management Austria Kapitalanlage AG

MIMAK serves as the investment sub-advisor for Delaware Total Return Fund. MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK is located at Kaerntner Strasse 28, 1010 Vienna, Austria. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. As of September 30, 2021, MIM managed more than $372.0 billion in assets for institutional and individual clients. The Manager has entered into a separate sub-advisory agreement with MIMAK and compensates MIMAK out of the investment advisory fees it receives from the Delaware Total Return Fund. In addition to the services MIMAK provides to Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMAK and the Manager may also permit MIMAK to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMAK's specialized market knowledge.

Macquarie Investment Management Global Limited

MIMGL serves as the investment sub-advisor for Delaware Equity Income Fund and Delaware Growth and Income Fund. MIMGL is located at 50 Martin Place, Sydney, Australia. MIMGL is an affiliate of the Manager and a part of MIM. The Manager has entered into separate sub-advisory agreements with MIMGL and compensates MIMGL out of the investment advisory fees it receives from the Delaware Equity Income Fund and Delaware Growth and Income Fund. In addition to the services MIMGL provides to Delaware Equity Income Fund and Delaware Growth and Income Fund, and although the Manager has principal responsibility for the Manager's portion of the Funds, (i) in the case of Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMGL and the Manager may also permit MIMGL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMGL's specialized market knowledge; and (ii) in the case of Delaware Global Equity Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, the Manager may seek quantitative support from MIMGL and the Manager may permit MIMGL to execute Fund security trades on behalf of the Manager; and (iii) in the case of Delaware Total Return Fund, MIMGL is responsible for managing real estate investment trust securities and other equity asset classes to which the portfolio managers may allocate assets from time to time.

Macquarie Investment Management Europe Limited

MIMEL, is located at 28 Ropemaker Street, London, England. MIMEL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Total Return Fund, the Manager may seek investment advice and recommendations from MIMEL and the Manager may also permit MIMEL to execute Fund security trades on behalf of the Manager and exercise investment discretion for securities in certain markets where the Manager believes it will be beneficial to utilize MIMEL's specialized market knowledge.

Macquarie Funds Management Hong Kong Limited

MFMHKL, located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong. MFMHKL is an affiliate of the Manager and a part of MIM. Although the Manager has principal responsibility for the Manager's portion of Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund, and Delaware Total Return Fund, the Manager may permit MFMHKL to execute Fund security trades on behalf of the Manager.

Pursuant to the terms of the Sub-Advisory Agreements with Smith, ZCM, and Wellington Management, the investment sub-advisory fee is paid by the Manager to the Sub-Advisor as a percentage of the average daily net assets of the Funds.

Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager has paid Smith the following sub-advisory fees during the fiscal years ended September 30, 2020 and September 30, 2021 (shown on an aggregated basis):

	9/30/20	9/30/21
Delaware Growth Equity Fund	$1,208,880	$1,227,046

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Investment Manager and Other Service Providers

The investment sub-advisory fees (shown on an aggregated basis) paid to Smith as a percentage of the Fund's average daily net assets for the fiscal years ended September 30, 2020 and September 30, 2021 were as follows:

	9/30/20	9/30/21
Delaware Growth Equity Fund*	0.20%	0.20%

*	The annualized investment sub-advisory fee for the Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager has paid ZCM the following sub-advisory fees during the fiscal years ended September 30, 2020 and September 30, 2021 (shown on an aggregated basis):

	9/30/20	9/30/21
Delaware Covered Call Strategy Fund	$558,143	$393,544
Delaware Premium Income Fund	$250,856	$144,527

The investment sub-advisory fees (shown on an aggregated basis) paid to ZCM as a percentage of the Fund's average daily net assets for the fiscal years ended September 30, 2020 and September 30, 2021 were as follows:

	9/30/20	9/30/21
Delaware Covered Call Strategy Fund *	0.27%	0.27%
Delaware Premium Income Fund*	0.27%	0.27%

*	The annualized investment sub-advisory fee for the Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager has paid Wellington Management the following sub-advisory fees during the fiscal years ended September 30, 2020 and September 30, 2021 (shown on an aggregated basis):

	9/30/20	9/30/21
Delaware Hedged U.S. Equity Opportunities Fund	$439,032	$379,147

The investment sub-advisory fees (shown on an aggregated basis) paid to Wellington Management as a percentage of the Fund's average daily net assets for the fiscal years ended September 30, 2020 and September 30, 2021 were as follows:

	9/30/20	9/30/21
Delaware Hedged U.S. Equity Opportunities Fund*	0.49%	0.50%

*	The annualized investment sub-advisory fee for the Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

Pursuant to the terms of the Sub-Advisory Agreements with MIMAK, MIMGL, MIMEL, and MFMHKL, the investment sub-advisory fee is paid by the Manager to the Sub-Advisor based on the extent to which a Sub-Advisor provides services to the Funds. Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager did not pay compensation to MIMAK, MIMGL, MIMEL, and MFMHKL for services rendered under the Sub-Advisory Agreements, except as shown below.

Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager has paid MIMAK the following sub-advisory fees during the fiscal years ended September 30, 2020 and September 30, 2021 (shown on an aggregated basis):

	9/30/20	9/30/21
Delaware Total Return Fund	$205,162	$709,489

The investment sub-advisory fees (shown on an aggregated basis) paid to MIMAK as a percentage of the Fund's average daily net assets for the fiscal years ended September 30, 2020 and September 30, 2021 were as follows:

	9/30/20	9/30/21
Delaware Total Return Fund*	0.04%	0.12%

*	The annualized investment sub-advisory fee for the Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

Since the Funds commenced operations subsequent to the Reorganization on October 4, 2019, the Manager has paid MIMGL the following sub-advisory fees during the fiscal years ended September 30, 2020 and September 30, 2021 (shown on an aggregated basis):

	9/30/20	9/30/21
Delaware Equity Income Fund	$0	$422,060

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	9/30/20	9/30/21
Delaware Growth and Income Fund	$0	$1,478,670
Delaware Total Return Fund	$20,045	$170,383

The investment sub-advisory fees (shown on an aggregated basis) paid to MIMGL as a percentage of the Fund's average daily net assets for the fiscal years ended September 30, 2020 and September 30, 2021 were as follows:

	9/30/20	9/30/21
Delaware Equity Income Fund	n/a	0.13%
Delaware Growth and Income Fund	n/a	0.13%
Delaware Total Return Fund*	0.06%	0.20%

*	The annualized investment sub-advisory fee for the Fund is calculated as a percentage of the average daily net assets of the Fund managed by the Sub-advisor.

Distributor

The Distributor, Delaware Distributors, L.P., located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, serves as the national distributor of the Funds' shares under a Distribution Agreement dated May 15, 2003, as amended and restated January 4, 2010. The Distributor is an affiliate of the Manager and bears all of the costs of promotion and distribution, except for payments by Class A shares under its Rule 12b-1 Plan. The Distributor is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Distributor has agreed to use its best efforts to sell shares of the Funds. See the Prospectuses for information on how to invest. Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized investment dealers or directly by contacting the Distributor or the Trust. The Distributor also serves as the national distributor for the Delaware Funds. The Board annually reviews fees paid to the Distributor.

During the fiscal years ended September 30, 2019, the Funds' distributor received the underwriting fees and other compensation listed below.

Fiscal Year Ended September 30, 2019
Fund*	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation
Delaware Covered Call Strategy Fund	$784,991	$78,826	N/A	N/A
Delaware Equity Income Fund	$596,901	$8,595	N/A	N/A
Delaware Global Equity Fund	$481,194	$10,240	N/A	N/A
Delaware Growth and Income Fund	$1,921,952	$26,189	N/A	N/A
Delaware Hedged U.S. Equity Opportunities Fund	$381,454	$38,997	N/A	N/A
Delaware Opportunity Fund	$1,617,171	$15,978	N/A	N/A
Delaware Premium Income Fund**	$401,583	$65,096	N/A	N/A
Delaware Growth Equity Fund	$1,714,542	$50,530	N/A	N/A
Delaware Total Return Fund	$1,341,555	$12,589	N/A	N/A

*	Prior to the Reorganization, historical information is that of the Predecessor Fund to each Fund.
**	The Predecessor Fund to this Fund commenced operations on April 2, 2018.

During the Funds' fiscal years ended September 30, 2020 and September 30, 2021, the Funds' distributor received net commissions from the Funds on behalf of their respective Class A shares, after reallowances to dealers, as follows:

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Investment Manager and Other Service Providers

Fiscal Year End	Total Amount of Underwriting Commissions	Amounts Reallowed to Dealers	Net Commission to Distributor
Delaware Covered Call Strategy Fund
9/30/2020	$180,225	$151,460	$28,765
9/30/2021	$110,045	$93,380	$16,665
Delaware Equity Income Fund
9/30/2020	$226,247	$190,134	$36,113
9/30/2021	$132,182	$111,164	$21,018
Delaware Global Equity Fund
9/30/2020	$187,176	$157,613	$29,563
9/30/2021	$112,473	$94,768	$17,705
Delaware Growth and Income Fund
9/30/2020	$1,031,646	$875,307	$156,339
9/30/2021	$612,528	$520,116	$92,412
Delaware Hedged U.S. Equity Opportunities Fund
9/30/2020	$80,353	$67,411	$12,942
9/30/2021	$73,021	$60,071	$12,950
Delaware Opportunity Fund
9/30/2020	$789,931	$670,718	$119,213
9/30/2021	$444,472	$378,748	$65,724
Delaware Premium Income Fund
9/30/2020	$31,348	$26,131	$5,217
9/30/2021	$14,708	$12,370	$2,338
Delaware Growth Equity Fund
9/30/2020	$597,461	$505,247	$92,214
9/30/2021	$415,904	$352,358	$63,546
Delaware Total Return Fund
9/30/2020	$665,319	$563,500	$101,819
9/30/2021	$367,564	$312,444	$55,120

During the Funds' last fiscal year, the Distributor received, in the aggregate, limited contingent deferred sales charge (“Limited CDSC”) payments with respect to Class A shares as follows:

Fiscal Year End	Class A
Delaware Covered Call Strategy Fund
9/30/2021	$28
Delaware Equity Income Fund
9/30/2021	$310
Delaware Global Equity Fund
9/30/2021	$124
Delaware Growth and Income Fund
9/30/2021	$339
Delaware Hedged U.S. Equity Opportunities Fund
9/30/2021	$278
Delaware Opportunity Fund
9/30/2021	$241
Delaware Premium Income Fund
9/30/2021	$284
Delaware Growth Equity Fund

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Fiscal Year End	Class A
9/30/2021	$482
Delaware Total Return Fund
9/30/2021	$847

Transfer Agent

Delaware Investments Fund Services Company (“DIFSC”), an affiliate of the Manager, is located at 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354, and serves as the Funds' shareholder servicing, dividend disbursing, and transfer agent (the “Transfer Agent”) pursuant to a Shareholder Services Agreement. The Transfer Agent is an indirect subsidiary of MMHI and, therefore, of Macquarie. The Transfer Agent also acts as shareholder servicing, dividend disbursing, and transfer agent for the other Delaware Funds. The Transfer Agent is paid a fee by the Funds for providing these services consisting of an asset-based fee and certain out-of-pocket expenses. The Transfer Agent will bill, and the Funds will pay, such compensation monthly. Omnibus and networking fees charged by financial intermediaries and subtransfer agency fees are passed on to and paid directly by the Funds. The Transfer Agent's compensation is fixed each year and approved by the Board, including a majority of the Independent Trustees.

Each Fund has authorized, in addition to the Transfer Agent, one or more brokers to accept purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on behalf of each Fund. For purposes of pricing, each Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order.

BNY Mellon Investment Servicing (US) Inc. (“BNYMIS”) provides sub-transfer agency services to the Funds. In connection with these services, BNYMIS administers the overnight investment of cash pending investment in the Funds or payment of redemptions. The proceeds of this investment program are used to offset the Funds' transfer agency expenses. Prior to May 4, 2020, Foresters Investor Services, Inc. (“FIS”), provided sub-transfer agency services to the Funds.

Fund Accountants

The Bank of New York Mellon (“BNY Mellon”), 240 Greenwich Street, New York, NY 10286-0001, provides fund accounting and financial administration services to the Funds. Those services include performing functions related to calculating the Funds' NAVs and providing financial reporting information, regulatory compliance testing, and other related accounting services. For these services, the Funds pay BNY Mellon an asset-based fee, subject to certain fee minimums plus certain out-of-pocket expenses and transactional charges. DIFSC provides fund accounting and financial administration oversight services to the Funds. Those services include overseeing the Funds' pricing process, the calculation and payment of fund expenses, and financial reporting in shareholder reports, registration statements, and other regulatory filings. DIFSC also manages the process for the payment of dividends and distributions and the dissemination of Fund NAVs and performance data. For these services, the Funds pay DIFSC an asset-based fee, subject to certain fee minimums, plus certain out-of-pocket expenses, and transactional charges. The fees payable to BNY Mellon and DIFSC under the service agreements described above will be allocated among all funds in the Delaware Funds on a relative NAV basis.

During the fiscal year ended September 30, 2019, the Predecessor Funds to the Funds paid combined investment management and administrative fees to their investment advisor. More information about the investment management fees paid by the Predecessor Funds is available under “Investment Manager and Other Service Providers—Investment Manager.”

During the fiscal years ended September 30, 2020 and 2021, the Funds paid the following amounts to BNY Mellon for fund accounting and financial administration services: $1,455,020 and $797,432 respectively.

During the fiscal years ended September 30, 2020 and 2021, the Funds paid the following amounts to DSC for fund accounting and financial administration oversight services: $287,677 and $167,343 respectively.

Securities Lending Agent

The Board has approved each Fund's participation in a securities lending program. Under the securities lending program, BNY Mellon serves as the Funds' securities lending agent (“Securities Lending Agent”).

During the fiscal year ended September 30, 2021, the Funds did not participate in a securities lending program and did not earn related income or pay any fees and/or compensation.

Custodian

BNY Mellon is the custodian of each Fund's securities and cash. As custodian for the Funds, BNY Mellon maintains a separate account or accounts for each Fund; receives, holds, and releases portfolio securities on account of each Fund; receives and disburses money on behalf of each Fund; and collects and receives income and other payments and distributions on account of each Fund's portfolio securities. BNY Mellon also serves as the Funds' custodian for their investments in foreign securities.

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Investment Manager and Other Service Providers

Legal Counsel

Stradley Ronon Stevens & Young, LLP serves as the Trust's legal counsel.

Portfolio Managers

I. Delaware Management Company

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Christopher S. Beck Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 6	$10.5 billion $0 $579.0 million	0 0 0	$0 $0 $0
Steven G. Catricks Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 4	$10.5 billion $0 $401.5 million	0 0 0	$0 $0 $0
Kent P. Madden Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 4	$10.5 billion $0 $401.5 million	0 0 0	$0 $0 $0
Kelley M. Carabasi Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 4	$10.5 billion $0 $401.5 million	0 0 0	$0 $0 $0
Michael Foley Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	7 0 4	$10.5 billion $0 $401.5 million	0 0 0	$0 $0 $0
Stefan Löwenthal Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 46 14	$1.7 billion $2.6 billion $1.5 billion	0 0 0	$0 $0 $0
Jürgen Wurzer Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 46 14	$1.7 billion $2.6 billion $1.5 billion	0 0 0	$0 $0 $0
Christopher Gowlland Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 0 3	$1.3 billion $0 $1.2 billion	0 0 0	$0 $0 $0
Åsa Annerstadt Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 7 12	$1.2 billion $2.8 billion $3.5 billion	0 0 0	$0 $0 $0

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	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Jens Hansen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 7 12	$1.2 billion $2.8 billion $3.5 billion	0 0 0	$0 $0 $0
Allan Saustrup Jensen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 7 12	$1.2 billion $2.8 billion $3.5 billion	0 0 0	$0 $0 $0
Claus Juul Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 7 12	$1.2 billion $2.8 billion $3.5 billion	0 0 0	$0 $0 $0
Klaus Petersen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 7 12	$1.2 billion $2.8 billion $3.5 billion	0 0 0	$0 $0 $0
Scot Thompson Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 44 15	$3.1 billion $9.5 billion $18.5 billion	0 11 3	$0 $5.6 billion $493.1 billion
Benjamin Leung Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	8 44 15	$3.1 billion $9.5 billion $18.5 billion	0 11 3	$0 $5.6 billion $493.1 billion

Description of Material Conflicts of Interest

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to each Fund and the investment action for each such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account, or each Fund. Additionally, the management of multiple funds or accounts and each Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and each Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. The Manager has adopted procedures designed to allocate investments fairly across multiple funds and accounts.

Fourteen of the accounts managed by the portfolio managers as set forth in the table above has performance-based fees. This compensation structure presents a potential conflict of interest because the portfolio manager has an incentive to manage this account so as to enhance his or her performance, to the possible detriment of other accounts for which the Manager does not receive a performance-based fee.

A portfolio manager's management of personal accounts also may present certain conflicts of interest. While Manager's Code of Ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation Structure

Each portfolio manager's compensation consists of the following:

Base Salary — Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus — MIMGL Portfolio Managers (Macquarie Systematic Investments (Leung, Thompson)). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share.

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Portfolio Managers

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — MIMAK Portfolio Managers (Löwenthal, Wurzer). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors generally having the largest share. Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — US Small-Mid Cap Value Equity Portfolio Managers (Beck, Madden, Carabasi, Catricks, Foley). Each named portfolio manager is eligible to receive an annual cash bonus. The bonus pool is determined by the revenues associated with the products a portfolio manager manages. Macquarie Asset Management keeps a percentage of the revenues and the remaining percentage of revenues (minus appropriate expenses associated with relevant product and the investment management team) creates the “bonus pool” for the product. Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributor generally having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The primary objective factor is the 1-, 3-, and 5-year performance of the funds managed relative to the performance of the appropriate Broadridge Financial Solutions, Inc. (formerly, Lipper Inc.) (“Broadridge”) peer groups and the performance of institutional composites relative to the appropriate indices. Three- and five-year performance is weighted more heavily and there is no objective award for a fund whose performance falls below the 50th percentile for a given time period.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

Bonus — Global Value Equity Portfolio Managers (Hansen, Petersen, Annerstedt, Jensen, Juul). Fixed remuneration is determined by the individual's skills, contribution to MGL's success and competitor analysis to attract and retain the highest caliber staff. Performance based remuneration is in the form of profit share which is discretionary in nature and truly variable. Performance-based profit share is allocated to Macquarie Group Limited (MGL) businesses and, in turn, to individuals based on performance. Performance is primarily assessed based on relative contribution to profits while taking into account capital usage and risk management. This results in businesses and individuals being motivated to increase earnings and to use shareholder funds efficiently, consistent with prudent risk-taking. The Global Value Equity team is a separate profit center within MGL and they receive a portion of the profits generated by the Global Value Equity Business. Performance assessment and profit share split is a function of many aspects; these are listed below in decreasing order of significance:

•
Profitability of the funds managed. As revenue is generated from the management fees, profitability is a function of the assets under;

•
Performance of equity funds excess to benchmark and relative to peers over 1, 3, and 5 years;

•
Research quality and efficiency;

•
Product development initiative; and

•
Overall business unit profitability.

In addition, other qualitative measures are used in assessing individual performance, such as: how business is done, governance and compliance, long-term sustainability, people leadership, and adherence to MGL's goals and values. Staff are motivated to work co-operatively given that their profit share will reflect MGL's overall performance, the relative performance of their business and their individual contribution. MGL endorses profit share retention whereby a proportion is retained and notionally invested in underlying assets/funds the individual is responsible for to align employees' interests with those of the wider business.

Bonus — Global Value Equity (Gowlland). Fixed remuneration takes into consideration the role of individuals and market conditions. Remuneration is reviewed on a yearly basis in March/April and takes effect from April 1 of that year. Aggregate staff profit share is linked to Macquarie Group's profitability and return on ordinary equity, with the allocation of individual profit share being based on factors including contribution to profit, use of capital, funding and risk. Macquarie Group operates profit share retention arrangements for employees meeting certain pay thresholds, to ensure an appropriate balance between short and longer-term incentives. It is currently proposed that the retained amounts will be invested in the MEREP subject to shareholder approval of the plan. The increased use of equity for employee remuneration will enhance the alignment between the interests of staff and shareholders as well as Macquarie Group's ability to attract and retain high quality staff. Compensation is not directly based on the pre or post tax performance of the Fund over a certain period. However, performance of the Fund may be one factor taken into account in determining compensation.

Portfolio managers participate in retention programs, including the Macquarie Investment Management Notional Investment Plan and the Macquarie Group Employee Retained Equity Plan, for alignment of interest purposes.

Macquarie Asset Management Public Investments Notional Investment Plan — A portion of a portfolio manager's retained profit share may be notionally exposed to the return of certain funds within Macquarie Asset Management Funds pursuant to the terms of the Macquarie Investment Management Public Investments Notional Investment Plan. The retained amount will vest in equal tranches over a period ranging from four to five years after the date of investment (depending on the level of the employee).

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Macquarie Group Employee Retained Equity Plan — A portion of a portfolio manager's retained profit share may be invested in the Macquarie Group Employee Retained Equity Plan (“MEREP”), which is used to deliver remuneration in the form of Macquarie equity. The main type of award currently being offered under the MEREP is units comprising a beneficial interest in a Macquarie share held in a trust for the employee, subject to the vesting and forfeiture provisions of the MEREP. Subject to vesting conditions, vesting and release of the shares occurs in a period ranging from four to five years after the date of investment (depending on the level of the employee).

Other Compensation — Portfolio managers may also participate in benefit plans and programs available generally to all similarly situated employees.

Ownership of Fund Shares

As of September 30, 2021, none of the portfolio managers owned shares of the Fund they manage.

II. Smith

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Stephen S. Smith Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 52	$159.1 million $17.6 million $1,585.3 million	0 0 0	$0 $0 $0
John D. Brim Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 52	$159.1 million $17.6 million $1,585.3 million	0 0 0	$0 $0 $0
Eivind Olsen Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	5 1 52	$159.1 million $17.6 million $1,585.3 million	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

Smith's portfolio managers are responsible for managing other accounts. Potential conflicts of interest may be presented in connection with the portfolio manager's management of the Fund's investments, on one hand, and the investments of other accounts, on the other, such as conflicts of interest related to the aggregation of trades, the allocation of investment opportunities, contrary client positions and employee securities trading. Smith has established written policies and procedures relating to its investment management and trading practices that are designed to ensure that such conflicts are addressed appropriately and that clients are treated fairly. On occasion, employees of Smith may purchase or sell, for their own accounts, securities also invested in by clients or recommended to clients. Smith maintains a code of ethics that is designed to prevent the conflicts of interest presented by employees personal securities transactions.

Compensation Structure

Smith is paid a fee based on the assets under management as set forth in the Sub-Advisory Agreement between Smith and the Manager on behalf of the Fund. Smith pays its portfolio managers out of its total revenues and other resources, including fees earned as determined under the Sub-Advisory Agreement.

All portfolio managers receive a base salary plus a bonus that reflects his or her overall performance and contribution to Smith. Performance is evaluated on several quantitative and qualitative criteria including quality of stock research, investment performance (which is based on multiple factors that Smith takes into consideration), client service, quantitative research, and marketing. As a mechanism for retaining key personnel, Smith has an active program to distribute partnership shares to all key employees.

Ownership of Fund Shares

As of September 30, 2021, the portfolio managers beneficially owned shares of the Fund, as described below.

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Portfolio Managers

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Steven S. Smith	Delaware Growth Equity Fund	$100,001-$500,000
John D. Brim	Delaware Growth Equity Fund	$100,001-$500,000
Eivind Olsen	Delaware Group Equity Fund	$500,001-$1,000,000

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

III. ZCM

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Wiley D. Angell Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 126	$41,366,184.13 $0 $1,750,864,144.65	0 0 0	$0 $0 $0
Sean C. Hughes Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	1 0 118	$41,366,184.13 $0 $340,137,479.86	0 0 0	$0 $0 $0

Description of Material Conflicts of Interest

The portfolio managers of ZCM are responsible for managing other accounts. ZCM typically assigns accounts with similar investment strategies to a portfolio manager to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Funds and other accounts may raise potential conflicts of interest due to the interest held by ZCM or one of its affiliates in an account and certain trading practices used by a portfolio manager (for example, cross trades between the Fund and another account and allocation of aggregated trades). ZCM has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, ZCM has adopted policies limiting the ability of a portfolio manager to cross trade securities (pursuant to these policies, if ZCM is to act as agent for both the buyer and seller with respect to transactions in investments, the portfolio manager will first: (a) obtain approval from ZCM's Chief Compliance Officer and (b) inform the customer of the capacity in which ZCM is acting; and no dual agency transaction can be undertaken for any ERISA customer unless an applicable prohibited transaction exemption applies) and policies designed to ensure the fair allocation of securities purchased on an aggregated basis (pursuant to these policies, all allocations must be fair between clients and, to be reasonable in the interests of clients, will generally be made in proportion to the size of the original orders placed).

Compensation Structure

The portfolio managers are compensated in various forms. The portfolio managers' salary is determined on an annual basis and is a fixed amount throughout the year. It is not based on the performance of a fund or on the value of the assets held in a fund's portfolio. Additionally the portfolio managers receive a discretionary bonus that is based in part on the revenue of the products managed by the portfolio management team. There is no difference between the method used to determine the portfolio managers' compensation with respect to the Funds and other accounts.

Ownership of Fund Shares

As of September 30, 2021, the portfolio managers beneficially owned shares of the Funds, as described below. If no information is shown below for a portfolio manager, the portfolio manager did not own shares of any Fund.

Portfolio Manager	Fund	Dollar Range of Fund Shares Owned[1,2]
Wiley D. Angell	Delaware Covered Call Strategy Fund	$500,001-$1 million

1	The ranges for Fund share ownership by portfolio managers are: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1 million; or over $1 million.
2	Includes Fund shares beneficially owned by portfolio manager and immediate family members sharing the same household.

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IV. Wellington Management

Other Accounts Managed

The following chart lists certain information about types of other accounts for which each portfolio manager is primarily responsible as of September 30, 2021 unless otherwise noted. Any accounts managed in a personal capacity appear under “Other Accounts” along with the other accounts managed on a professional basis.

	No. of Accounts	Total Assets Managed	No. of Accounts with Performance- Based Fees	Total Assets in Accounts with Performance- Based Fees
Gregg R. Thomas Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	9 15 8	$15,706,501,215 $2,914,983,816 $5,783,466,059	0 2 0	$0 $1,369,804,880 $0
Roberto J. Isch Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	4 10 3	$2,704,738,444 $3,728,489,085 $1,869,481,399	0 7 0	$0 $3,246,033,021 $0

Description of Material Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients. These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions, such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds. Delaware Hedged U.S. Equity Opportunities Fund's managers listed in the prospectus who are primarily responsible for the day-to-day management of the Fund (Investment Professionals) generally manage accounts in several different investment styles. These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Fund. The Investment Professionals make investment decisions for each account, including the Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account. Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts. Alternatively, these accounts may be managed in a similar fashion to the Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of Delaware Hedged U.S. Equity Opportunities Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the Fund, or make investment decisions that are similar to those made for the Funds, both of which have the potential to adversely impact the Fund depending on market conditions. For example, an Investment Professional may purchase a security in one account while appropriately selling that same security in another account. Similarly, an Investment Professional may purchase the same security for the Fund and one or more other accounts at or about the same time. In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the Fund's holdings. In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Fund. Mssrs. Isch and Thomas also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management's goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients. Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients. In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm's Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts. Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management's investment professionals. Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional's various client mandates.

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Portfolio Managers

Compensation Structure

Wellington Management receives a fee based on the assets under management of Delaware Hedged U.S. Equity Opportunities Fund as set forth in the Sub-Advisory Agreement between Wellington Management and the Manager on behalf of Delaware Hedged U.S. Equity Opportunities Fund. Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to the Funds. The following information relates to the fiscal year ended September 30, 2021.

Wellington Management's compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients. Wellington Management's compensation of the Fund's managers listed in the Prospectus who are primarily responsible for the day-to-day management of the Fund (“Investment Professionals”) includes a base salary. The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP. The base salary for the other Investment Professional is determined by the Investment Professional's experience and performance in his role as an Investment Professional. Base salaries for Wellington Management's employees are reviewed annually and may be adjusted based on the recommendation of an Investment Professional's manager, using guidelines established by Wellington Management's Compensation Committee, which has final oversight responsibility for base salaries of employees of the firm.

The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management's business operations. Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax-qualified retirement plan, the contributions to which are made pursuant to an actuarial formula. Mr. Thomas is a Partner.

Ownership of Fund Shares

As of September 30, 2021, none of the portfolio managers owned shares of the Fund they manage.

Trading Practices and Brokerage

The Manager, or Smith, ZCM, or Wellington Management, as the case may be, selects broker/dealers to execute transactions on behalf of the Funds for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration in selecting broker/dealers is to seek those broker/dealers who will provide best execution for the Funds. Best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the account on the transaction. Some trades are made on a net basis where the Funds either buy securities directly from the dealer or sell them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price), which is the economic equivalent of a commission. When a commission is paid, the Funds pay reasonable brokerage commission rates based upon the professional knowledge of the Manager's trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, a Fund pays a minimal share transaction cost when the transaction presents no difficulty.

Subject to applicable requirements, such as seeking best execution and Rule 12b-1(h) under the 1940 Act, the Manager, or Smith, ZCM, or Wellington Management, may allocate out of all commission business generated by all of the funds and accounts under its management, brokerage business to broker/dealers who provide brokerage and research services. These services may include providing advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities, or industries; providing information on economic factors and trends; assisting in determining portfolio strategy; providing computer software used in security analysis; and providing portfolio performance evaluation and technical market analyses. Such services are used by the Manager, or Smith, ZCM, or Wellington Management, in connection with its investment decision-making process with respect to one or more mutual funds and separate accounts managed by it, and may not be used, or used exclusively, with respect to the mutual fund or separate account generating the brokerage.

As provided in the Securities Exchange Act of 1934, as amended, and the Funds' Investment Management Agreement, higher commissions are permitted to be paid to broker/dealers who provide brokerage and research services than to broker/dealers who do not provide such services, if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions directed to broker/dealers who provide such brokerage and research services may result in the Funds paying higher commissions, the Manager and Smith, ZCM, or Wellington Management, believe that such commissions are reasonable in relation to the value of the brokerage and research services provided. In some instances, services may be provided to the Manager, or Smith, ZCM, or Wellington Management, that constitute in some part brokerage and research services used by the Manager, or Smith, ZCM, or Wellington Management, in connection with its investment decision-making process and constitute in some part services used by the Manager, or Smith, ZCM, or Wellington Management, in connection with administrative or other functions not related to its investment decision-making process. In such cases, the Manager, or Smith, ZCM, or Wellington Management, will make a good faith allocation of brokerage and research services and will pay out of its own resources for services used by the Manager in connection with administrative or other functions not related to its investment decision-making process. In addition, so long as a Fund is

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not disadvantaged, other than the potential for additional commissions/equivalents, portfolio transactions that generate commissions or their equivalent can be allocated to broker/dealers that provide services directly or indirectly to a Fund and/or to other Delaware Funds. Subject to best execution, commissions/equivalents allocated to brokers providing such services may or may not be generated by the funds receiving the service. In such instances, the commissions/equivalents would be used for the advantage of a Fund or other funds and not for the advantage of the Manager.

During the fiscal years ended September 30, 2019, 2020, and 2021, the brokerage commissions paid by the Predecessor Funds and the Funds were as follows:

Commissions Paid Fiscal Year Ended September 30, 2019
Fund*	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware Covered Call Strategy Fund	$640,962	$0	$0
Delaware Equity Income Fund	$434,081	$132,405	$120,898,283
Delaware Global Equity Fund	$810,350	$87,722	$126,969,890
Delaware Growth and Income Fund	$1,099,896	$379,008	$488,580,741
Delaware Hedged U.S. Equity Opportunities Fund	$88,110	$13,472	$448,999,982
Delaware Opportunity Fund	$655,645	$175,964	$197,545,608
Delaware Premium Income Fund	$190,982	$0	$0
Delaware Growth Equity Fund	$262,874	$257,147	$783,374,129
Delaware Total Return Fund	$481,678	$166,008	$170,755,853

*	Prior to the Reorganization, historical information is that of the Predecessor Fund to each Fund.

Commissions Paid Fiscal Year Ended September 30, 2020
Fund*	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware Covered Call Strategy Fund	$272,642	$0	$0
Delaware Equity Income Fund	$99,084	$0	$0
Delaware Global Equity Fund	$182,449	$0	$0
Delaware Growth and Income Fund	$318,992	$0	$0
Delaware Hedged U.S. Equity Opportunities Fund	$8,394	$0	$0
Delaware Opportunity Fund	$227,086	$0	$0
Delaware Premium Income Fund	$104,250	$0	$0
Delaware Growth Equity Fund	$205,594	$0	$0
Delaware Total Return Fund	$313,488	$0	$0

*	Prior to the Reorganization, historical information is that of the Predecessor Fund to each Fund.

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Trading Practices and Brokerage

Commissions Paid Fiscal Year Ended September 30, 2021
Fund	Total Commissions Paid	Commissions Paid for Research Services	Transactions for Which Commissions Paid for Research Services
Delaware Covered Call Strategy Fund	$259,762	$0	$0
Delaware Equity Income Fund	$112,332	$0	$0
Delaware Global Equity Fund	$119,562	$0	$0
Delaware Growth and Income Fund	$362,899	$0	$0
Delaware Hedged U.S. Equity Opportunities Fund	$20,692	$0	$0
Delaware Opportunity Fund	$101,181	$0	$0
Delaware Premium Income Fund	$77,107	$0	$0
Delaware Growth Equity Fund	$150,139	$0	$0
Delaware Total Return Fund	$189,561	$0	$0

As of September 30, 2021, the Funds held the following amounts of securities of their regular broker/dealers, as defined in Rule 10b-1 under the 1940 Act, or such broker/dealers' parents:

Fund	Name of Broker/Dealer	Market Value of Aggregate Holdings
Delaware Equity Income Fund	TRUST FINANCIAL CORP.	$8,112,644
Delaware Growth and Income Fund	TRUST FINANCIAL CORP.	$28,586,714
Delaware Total Return Fund	TRUST FINANCIAL CORP.	$3,090,913
	BANK OF AMERICA CORP.	$949,716
	JPMORGAN CHASE & CO.	$440,228
	CITIGROUP INC.	$437,140
	MORGAN STANLEY	$396,596
	CREDIT SUISSE GROUP AG	$259,240

The Manager, or Smith, ZCM, or Wellington Management, may place a combined order for two or more accounts or funds engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will meet the requirement to seek best execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. When a combined order is executed in a series of transactions at different prices, each account participating in the order may be allocated an average price obtained from the executing broker. It is believed that the ability of the accounts to participate in volume transactions will generally be beneficial to the accounts and funds. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions.

Consistent with the Financial Industry Regulatory Authority (“FINRA”) rules, and subject to seeking best execution, the Manager may place orders with broker/dealers that have agreed to defray certain Fund expenses, such as custodian fees.

Capital Structure

Capitalization

The Trust currently has authorized, and allocated to each Class of each Fund, an unlimited number of shares of beneficial interest with no par value. All shares are, when issued in accordance with the Trust's registration statement (as amended from time to time), governing instruments and applicable law, fully paid, and nonassessable. Shareholders do not have preemptive rights. All shares of a Fund represent an undivided proportionate interest in the assets of such Fund. As a general matter, shareholders of the Classes may vote only on matters affecting their respective Class, including the Rule 12b-1 Plan of Class A shares that they hold. Each share Class has the same voting and other rights and preferences as the other Classes of a Fund. General expenses of each Fund will be allocated on a pro rata basis to the classes according to asset size, except that expenses of Class A's Rule

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12b-1 Plan will be allocated solely to those Classes and Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to brokers, dealers, or other financial intermediaries.

On July 19, 2019, the Funds were established within the Trust.

Noncumulative Voting

The Trust's shares have noncumulative voting rights, meaning that the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so, and, in such event, the holders of the remaining shares will not be able to elect any Trustees.

Purchasing Shares

General Information

Shares of the Funds are offered on a continuous basis by the Distributor and may be purchased through authorized financial intermediaries or directly by contacting the Trust. The Trust reserves the right to suspend sales of Fund shares, and reject any order for the purchase of Fund shares if, in the opinion of management, such rejection is in a Fund's best interest. The minimum initial investment generally is $1,000 for Class A shares. Subsequent purchases of such Classes generally must be at least $100. The initial and subsequent investment minimums for Class A shares will be waived for purchases by officers, Trustees, and employees of any Delaware Fund, the Manager, or any of the Manager's affiliates if the purchases are made pursuant to a payroll deduction program. There are no minimum purchase requirements for Institutional Class and Class R6 shares (except those purchased through an automatic investment plan), but certain eligibility requirements must be met.

Financial intermediaries are responsible for transmitting orders promptly. Each Fund reserves the right to reject any order for the purchase of its shares if in the opinion of management such rejection is in the Fund's best interest. If a purchase is canceled because your check is returned unpaid, you are responsible for any loss incurred. Each Fund can redeem shares from your account(s) to reimburse itself for any loss, and you may be restricted from making future purchases in any Delaware Fund. Each Fund reserves the right to reject purchase orders paid by third-party checks or checks that are not drawn on a domestic branch of a US financial institution. If a check drawn on a foreign financial institution is accepted, you may be subject to additional bank charges for clearance and currency conversion.

Each Fund also reserves the right, following shareholder notification, to charge a service fee on nonretirement accounts that, as a result of redemption, have remained below the minimum stated account balance for a period of three or more consecutive months. Holders of such accounts may be notified of their insufficient account balance and advised that they have until the end of the current calendar quarter to raise their balance to the stated minimum. If the account has not reached the minimum balance requirement by that time, the Funds may charge a $9 fee for that quarter and each subsequent calendar quarter until the account is brought up to the minimum balance. No fees will be charged without proper notice, and no CDSC will apply to such assessments.

In addition, each Fund reserves the right, upon 60 days' written notice, to involuntarily redeem accounts that remain under the minimum initial purchase amount as a result of redemptions. An investor making the minimum initial investment may be subject to involuntary redemption without the imposition of a CDSC or limited contingent deferred sales charge (“Limited CDSC”) if he or she redeems any portion of his or her account.

Minimum purchase and minimum balance requirements do not apply to accounts participating in advisory or asset-allocation programs covered by financial intermediaries. Certain accounts held in omnibus or programs covered by certain intermediaries may be opened with less than the minimum stated account balance and may maintain balances that are below the minimum stated account balance without incurring a service fee or being subject to involuntary redemption.

FINRA has adopted amendments to its Conduct Rules, relating to investment company sales charges. The Trust and the Distributor intend to operate in compliance with these rules.

Certificates representing shares purchased are not ordinarily issued. Certificates were previously issued for Class A and Institutional Class shares of the Funds. However, purchases not involving the issuance of certificates are confirmed to the investor and credited to the shareholder's account on the books maintained by the Transfer Agent. The investor will have the same rights of ownership with respect to such shares as if certificates had been issued. An investor will be permitted to obtain a certificate in certain limited circumstances that are approved by an appropriate officer of the Funds. No charge is assessed by the Trust for any certificate issued. The Funds do not intend to issue replacement certificates for lost or stolen certificates, except in certain limited circumstances that are approved by an appropriate officer of the Funds. In those circumstances, a shareholder may be subject to fees for replacement of a lost or stolen certificate, under certain conditions, including the cost of obtaining a bond covering the lost or stolen certificate. Please contact the Trust for further information. Investors who hold certificates representing any of their shares may only redeem those shares by written request. The investor's certificate(s) must accompany such request.

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Purchasing Shares

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI. Contact your financial intermediary for specific information with respect to the financial intermediary's policies regarding minimum purchase and minimum balance requirements and involuntary redemption, which may differ from what is described throughout this SAI.

Comparison of Share Classes

The alternative purchase arrangements of Class A shares permit investors to choose the method of purchasing shares that is most suitable for their needs given the amount of their purchase, the length of time they expect to hold their shares and other relevant circumstances.

For the distribution and related services provided to, and the expenses borne on behalf of, the Funds, the Distributor and others will be paid, in the case of Class A shares, from the proceeds of the front-end sales charge and Rule 12b-1 Plan fees. Financial intermediaries may receive different compensation for selling Class A shares.

Class R6 shares have no upfront sales charge, are not subject to a CDSC, and do not assess a 12b-1 fee. Class R6 shares do not pay any service fees, sub-accounting fees, and/or subtransfer agency fees to any unaffiliated brokers, dealers, or other financial intermediaries. Class R6 shares may be purchased by certain eligible investors. See “Investing in the Fund - Choosing a share class - Class R6” in the Prospectuses for information about Class R6 share purchase eligibility.

Dividends, if any, paid on Class A shares, Class R6 shares, and Institutional Class shares will be calculated in the same manner, at the same time and on the same day and will be in the same amount, except that the additional amount of Rule 12b-1 Plan expenses relating to Class A shares will be borne exclusively by such shares. See “Determining Offering Price and Net Asset Value” for more information.

Class A Shares: Purchases of $50,000 or more of Class A shares at the offering price carry reduced front-end sales charges as shown in the table in the Prospectuses, and may include a series of purchases over a 13-month period under a letter of intent signed by the purchaser. See “Special Purchase Features — Class A shares” below for more information on ways in which investors can avail themselves of reduced front-end sales charges and other purchase features.

From time to time, upon written notice to dealers, the Distributor may hold special promotions for specified periods during which the Distributor may re-allow to dealers up to the full amount of the front-end sales charge. The Distributor should be contacted for further information on these requirements as well as the basis and circumstances upon which the additional commission will be paid.

Share Class Exchanges

If you wish to transfer your investment between share classes (within the same Fund or between different funds), we generally will process your request as an exchange of the shares you currently hold for shares in the new class or fund. Below is more information about how sales charges are handled for various scenarios.

Exchanges of shares for the same Fund generally will be tax-free for federal income tax purposes. You should consult with your tax advisor regarding the state and local tax consequences of such an exchange of Fund shares.

Each of these exchange privileges is subject to termination and may be amended from time to time.

Exchanging Class A shares for Institutional Class shares

Class A shares purchased by accounts participating (or intending to participate) in certain programs sponsored by and/or controlled by financial intermediaries (“Programs”) may be exchanged by the financial intermediary on behalf of the shareholder for Institutional Class shares of another fund under certain circumstances, depending on such Program's eligibility to purchase Institutional Class shares of that fund. Such exchange will be on the basis of the NAVs per share, without the imposition of any sales load, fee, or other charge.

Holders of Class A shares that were sold without a front-end sales load but for which the Distributor has paid a commission to a financial intermediary are generally not eligible for this exchange privilege until the applicable CDSC period has expired. The applicable CDSC period is generally two years after the purchase of such Class A shares purchased prior to July 1, 2020 and is generally 18 months after the purchase of such Class A shares purchased on or after July 1, 2020.

Exchanging Institutional Class shares for Class A shares

If a shareholder of Institutional Class shares has ceased his or her participation in a Program, or the financial intermediary has determined to utilize Class A shares in the Program or the shareholder transfers to a Program that utilizes Class A shares, the financial intermediary may exchange all such Institutional Class shares for Class A shares of a Fund. Such exchange will be on the basis of the relative NAVs of the shares, without imposition of any sales load, fee, or other charge.

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Dealer's Commission

For initial purchases of Class A shares of $1 million or more, a dealer's commission may be paid by the Distributor to financial intermediaries through whom such purchases are effected.

In determining a financial intermediary's eligibility for the dealer's commission, purchases of Class A shares of other Delaware Funds to which a Limited CDSC applies (see “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below) may be aggregated with those of the Class A shares of another Fund. Financial intermediaries also may be eligible for a dealer's commission in connection with certain purchases made under a letter of intent or pursuant to an investor's right of accumulation. Financial intermediaries should contact the Distributor concerning the applicability and calculation of the dealer's commission in the case of combined purchases.

An exchange from other Delaware Funds will not qualify for payment of the dealer's commission, unless a dealer's commission or similar payment has not been previously paid on the assets being exchanged. The schedule and program for payment of the dealer's commission are subject to change or termination at any time by the Distributor at its discretion.

Delaware Funds no longer offer a dealer's commission to financial intermediaries on sales eligible for purchase at NAV in Class A shares for retirement plan accounts as described in the Prospectuses.

Plan under Rule 12b-1 for Class A shares

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a plan for Class A shares of all Funds (the “Plan”). The Plan permits a relevant Fund to pay for certain distribution, promotional, and related expenses involved in the marketing of only the class of shares to which the Plan applies. The Plan does not apply to the Institutional Class shares or Class R6 shares. Such shares are not included in calculating the Plan's fees, and the Plan is not used to assist in the distribution and marketing of the Funds' Institutional Class shares or Class R6 shares (if applicable). Shareholders of the Institutional Class and Class R6 may not vote on matters affecting the Plan.

The Plan permits a Fund, pursuant to its Distribution Agreement, to pay out of the assets of Class A's monthly fees to the Distributor for its services and expenses in distributing and promoting sales of shares of such classes. These expenses include, among other things: preparing and distributing advertisements, sales literature, and prospectuses and reports used for sales purposes; compensating sales and marketing personnel; holding special promotions for specified periods of time; and paying distribution and maintenance fees to financial intermediaries and others. In connection with the promotion of Class A shares, the Distributor may, from time to time, pay to participate in dealer-sponsored seminars and conferences, and reimburse dealers for expenses incurred in connection with preapproved seminars, conferences, and advertising. The Distributor may pay or allow additional promotional incentives to dealers as part of preapproved sales contests and/or to dealers who provide extra training and information concerning Class A and increase sales of Class A.

The Plan does not limit fees to amounts actually expended by the Distributor. It is therefore possible that the Distributor may realize a profit in any particular year. However, the Distributor currently expects that its distribution expenses will likely equal or exceed payments to it under the Plan. The Distributor may, however, incur additional expenses and make additional payments to dealers from its own resources to promote the distribution of Class A shares. The monthly fees paid to the Distributor under the Plan are subject to the review and approval of the Trust's Independent Trustees, who may reduce the fees or terminate the Plan at any time.

All of the distribution expenses incurred by the Distributor and others, such as financial intermediaries, in excess of the amount paid on behalf of Class A would be borne by such persons without any reimbursement from Class A. Consistent with the requirements of Rule 12b-1(h) under the 1940 Act and subject to seeking best execution, a Fund may, from time to time, buy or sell portfolio securities from, or to, firms that receive payments under the Plan.

From time to time, the Distributor may pay additional amounts from its own resources to dealers for aid in distribution or for aid in providing administrative services to shareholders.

The Plan and the Distribution Agreement, as amended, have all been approved by the Board, including a majority of the Independent Trustees, who have no direct or indirect financial interest in the Plan and the Distribution Agreement, by a vote cast in person at a meeting duly called for the purpose of voting on the Plan and such Distribution Agreement. Continuation of the Plan and the Distribution Agreement, as amended, must be approved annually by the Board in the same manner as specified above.

Each year, the Board must determine that continuation of the Plan is in the best interest of shareholders of Class A and that there is a reasonable likelihood of the Plan providing a benefit to Class A. The Plan and the Distribution Agreement, as amended, may be terminated with respect to Class A shares at any time without penalty by a majority of Independent Trustees who have no direct or indirect financial interest in the Plan and the Distribution Agreement, or by a majority vote of Class A's outstanding voting securities. Any amendment materially increasing the percentage payable under the Plan must likewise be approved by a majority vote of Class A's outstanding voting securities, as well as by a majority vote of Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement. Also, any other material amendment to the Plan must be approved by a majority vote of the Board, including a majority of Independent Trustees who have no direct or indirect financial interest in the Plan or Distribution Agreement. In addition, in order for the Plan to remain effective, the selection and nomination of Independent

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Purchasing Shares

Trustees must be effected by the Trustees who are Independent Trustees and who have no direct or indirect financial interest in the Plan or Distribution Agreement. Persons authorized to make payments under the Plan must provide written reports at least quarterly to the Board for its review.

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Covered Call Strategy Fund's Class A shares were $274,982. This amount was used for the following purposes:

Delaware Covered Call Strategy Fund	Class A shares
Advertising	$19
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$59,535
Salaries & Commissions to Wholesalers	$84,089
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$131,339
Total Expenses	$274,982

For the fiscal year ended September 30, 2020, the Rule 12b-1 payments for Delaware Equity Income Fund's Class A shares were $784,357. This amount was used for the following purposes:

Delaware Equity Income Fund	Class A shares
Advertising	$39
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$406,363
Salaries & Commissions to Wholesalers	$111,772
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$266,183
Total Expenses	$784,357

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Global Equity Fund's Class A shares were $652,191. This amount was used for the following purposes:

Delaware Global Equity Fund	Class A shares
Advertising	$31
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$341,026
Salaries & Commissions to Wholesalers	$87,226
Interest on Broker Sales Charge	$—
Promotional-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$223,908
Total Expenses	$652,191

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Growth and Income Fund's Class A shares were $2,726,634. This amount was used for the following purposes:

Delaware Growth and Income Fund	Class A shares
Advertising	$142
Annual/Semiannual Reports	$—

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Delaware Growth and Income Fund	Class A shares
Broker Sales Charge	$—
Broker Trails*	$1,297,461
Salaries & Commissions to Wholesalers	$464,279
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$964,752
Total Expenses	$2,726,634

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Hedged U.S. Equity Opportunities Fund's Class A shares were $127,237. This amount was used for the following purposes:

Delaware Hedged U.S. Equity Opportunities Fund	Class A shares
Advertising	$11
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$25,608
Salaries & Commissions to Wholesalers	$50,070
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$51,548
Total Expenses	$127,237

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Opportunity Fund's Class A shares were $1,725,214. This amount was used for the following purposes:

Delaware Opportunity Fund	Class A shares
Advertising	$87
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$862,903
Salaries & Commissions to Wholesalers	$305,769
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$556,455
Total Expenses	$1,725,214

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Premium Income Fund's Class A shares were $66,182. This amount was used for the following purposes:

Delaware Premium Income Fund	Class A shares
Advertising	$3
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$25,299
Salaries & Commissions to Wholesalers	$10,200
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$30,680

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Purchasing Shares

Delaware Premium Income Fund	Class A shares
Total Expenses	$66,182

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Growth Equity Fund's Class A shares were $1,286,118. This amount was used for the following purposes:

Delaware Growth Equity Fund	Class A shares
Advertising	$61
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$526,360
Salaries & Commissions to Wholesalers	$323,622
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$436,075
Total Expenses	$1,286,118

For the fiscal year ended September 30, 2021, the Rule 12b-1 payments for Delaware Total Return Fund's Class A shares were $1,341,235. This amount was used for the following purposes:

Delaware Total Return Fund	Class A shares
Advertising	$65
Annual/Semiannual Reports	$—
Broker Sales Charge	$—
Broker Trails*	$528,742
Salaries & Commissions to Wholesalers	$258,116
Interest on Broker Sales Charge	$—
Promotion-Other	$—
Prospectus Printing	$—
Wholesaler Expenses	$554,312
Total Expenses	$1,341,235

* The broker trail amounts listed in this row are principally based on payments made to financial intermediaries monthly. However, certain financial intermediaries receive trail payments quarterly. The quarterly payments are based on estimates, and the estimates may be reflected in the amounts in this row.

Special Purchase Features — Class A shares

Letter of Intent: The reduced front-end sales charges described above with respect to Class A shares are also applicable to the aggregate amount of purchases made by any such purchaser within a 13-month period pursuant to a written letter of intent signed by the purchaser, and not legally binding on the signer or the Trust, which provides for the holding in escrow by the Transfer Agent or financial intermediary of 5.00% of the total amount of Class A shares intended to be purchased until such purchase is completed within the 13-month period. The minimum initial purchase amount to establish a letter of intent is $1,000. The Funds will no longer accept retroactive letters of intent. The 13-month period begins on the date of the earliest purchase. If the intended investment is not completed, the Transfer Agent or financial intermediary may surrender an appropriate number of the escrowed shares for redemption in order to realize the difference between the front-end sales charge on Class A shares purchased at the reduced rate and the front-end sales charges otherwise applicable. Such purchasers may include the values (at offering price at the level designated in their letter of intent) of all their shares of the Funds and of any class of any of the other Delaware Funds received as the result of a merger or reorganization of a predecessor fund previously purchased and still held as of the date of their letter of intent toward the completion of such letter, except as described below. Those purchasers cannot include shares that did not carry a front-end sales charge, CDSC, or Limited CDSC, unless the purchaser acquired those shares through an exchange from a Delaware Fund received as the result of a merger or reorganization of a predecessor fund that did carry a front-end sales charge, CDSC, or Limited CDSC. For purposes of satisfying an investor's obligation under a letter of intent, Class C shares of the Fund and the corresponding classes of shares of other Delaware Funds that offer such shares may be aggregated with Class A shares of the Fund. Your financial intermediary may have different procedures for administering this feature.

Buying Class A Shares at Net Asset Value: As disclosed in the Prospectuses, participants of certain group retirement plans and members of their households may make purchases of Class A shares at NAV. The requirements are as follows: (i) the purchases must be made in a Delaware Funds

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Individual Retirement Account (“Foundation IRA®”) established by a participant from a group retirement plan or a member of their household distributed by an affiliate of the Manager; and (ii) purchases in a Foundation IRA require a minimum initial investment of $5,000 per Fund. Delaware Funds reserve the right to modify or terminate these arrangements at any time.

Additional Class A shares of a Fund may be purchased at NAV by existing shareholders or certain participants who were in a certain legacy group plan as of June 30, 2014 and who were transferred to a certain legacy group plan as of July 1, 2014, where participants of such legacy group plan were eligible for purchasing shares at NAV under a predecessor fund's eligibility requirements set by the predecessor fund's company.

Combined Purchases Privilege: When you determine the availability of the reduced front-end sales charges on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). Your financial intermediary may have different procedures for administering this feature.

The privilege also extends to all purchases made at one time by any of the following:

•
an individual

•
an individual and his or her spouse, or equivalent, if recognized under local law, such as civil union, common law marriage, or domestic partnership

•
a parent, stepparent, or legal guardian, and their children or stepchildren who are under the age of 21

•
a trustee or other fiduciary of trust estates or fiduciary accounts for the benefit of such family members (including certain employee benefit programs).

To ensure that you receive available reduced front-end sales charges, you must advise your broker-dealer or your financial intermediary of all eligible accounts and shares that can be aggregated with your own accounts for right of accumulation purposes as well as your desire to enter into a letter of intent (if applicable). If you or your broker dealer or financial intermediary do not let the Funds know that you are eligible for a waiver or reduction, you may not receive a reduction to the front-end sales charges to which you may be eligible. The Fund or your broker-dealer or financial intermediary may also ask you to provide account records, statements or other information related to all eligible accounts.

Right of Accumulation: In determining the availability of the reduced front-end sales charge on Class A shares, you can combine your holdings or purchases of Class A and all other classes of Delaware Funds, excluding Transaction Funds and any money market funds (unless you acquired those shares through an exchange from a Fund that did carry a front-end sales charge, CDSC, or Limited CDSC). If, for example, any such purchaser has previously purchased and still holds Class A shares of a Fund and/or shares of any other of the classes described in the previous sentence with a value of $40,000 and subsequently purchases $10,000 at offering price of additional Class A shares of the Fund, the charge applicable to the $10,000 purchase would currently be 4.75%. For the purpose of this calculation, the shares presently held shall be valued at the public offering price that would have been in effect had the shares been purchased simultaneously with the current purchase. Investors should refer to the table of sales charges for Class A shares in the Prospectuses to determine the applicability of the right of accumulation to their particular circumstances. Your financial intermediary may have different procedures for administering this feature.

Right of Reinvestment Privilege: Holders of Class A shares of the Funds (and of the Institutional Class shares of the Funds holding shares that were acquired through an exchange from one of the other Delaware Funds offered with a front-end sales charge) who redeem such shares have one year from the date of redemption to reinvest all or part of their redemption proceeds in the same Class of the Funds or in the same Class of any of the other Delaware Funds. In the case of Class A shares, the reinvestment will not be assessed a front-end sales charge. The reinvestment will be subject to applicable eligibility and minimum purchase requirements and must be in states where shares of such other funds may be sold. This reinvestment privilege does not extend to Class A shares where the redemption of the shares triggered the payment of a Limited CDSC. Persons investing redemption proceeds from direct investments in Delaware Funds offered without a front-end sales charge will be required to pay the applicable sales charge when purchasing Class A shares. You or your financial intermediary must notify us at the time you purchase shares if you are eligible for any of these programs.

Any such reinvestment cannot exceed the redemption proceeds (plus any amount necessary to purchase a full share). The reinvestment will be made at the NAV next determined after receipt of remittance.

Any reinvestment directed to a Delaware Fund in which the investor does not then have an account will be treated like all other initial purchases of such Fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the Delaware Fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the Delaware Fund, including charges and expenses.

Investors should consult their financial intermediaries or the Transfer Agent, which also serves as the Funds' shareholder servicing agent, about the applicability of the Class A Limited CDSC in connection with the features described above.

Effective July 1, 2021, up to 90 days after you redeem shares, you can reinvest the proceeds without paying a sales charge. For purposes of this “right of reinvestment policy,” automatic transactions (including, for example, automatic purchases, withdrawals and payroll deductions) and ongoing

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Purchasing Shares

retirement plan contributions are not eligible for investment without a sales charge. Investors should consult their financial intermediary for further information. Shareholders of Transaction Funds may not be able to reinvest their proceeds without paying a sales charge for shares of non-Transaction Funds at the present time, and vice versa.

Group Investment Plans: Group Investment Plans (e.g., SEP/IRA, SAR/SEP, Profit Sharing, Pension, and 401(k) Defined Contribution Plans) that are not eligible to purchase shares of the Institutional Class may also benefit from the reduced front-end sales charges for investments in Class A shares set forth in the table in the Prospectuses, based on total plan assets. If a company has more than one plan investing in Delaware Funds, then the total amount invested in all plans would be used in determining the applicable front-end sales charge reduction upon each purchase, both initial and subsequent, upon notification to the Funds at the time of each such purchase. Employees participating in such Group Investment Plans may also combine the investments made in their plan account when determining the applicable front-end sales charge on purchases to nonretirement Delaware Funds investment accounts if they so notify the Fund or financial intermediary in which they are investing in connection with each purchase. See “Retirement Plans for the Class A shares” under “Investment Plans” below for information about retirement plans. This feature is dependent on your financial intermediary's right of accumulation policies.

The Limited CDSC may be generally applicable to any redemptions of NAV purchases made on behalf of a group investment plan on which a dealer's commission has been paid only if such redemption is made pursuant to a withdrawal of the entire plan from a Delaware Fund. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A Shares Purchased at Net Asset Value” under “Redemption and Exchange” below.

Investment Plans

Reinvestment Plan

Unless otherwise designated by shareholders in writing, dividends and distributions, if any, will be automatically reinvested in additional shares of the respective Fund Class in which an investor has an account (based on the NAV in effect on the reinvestment date) and will be credited to the shareholder's account on that date.

Reinvestment of Dividends in other Delaware Funds

Subject to applicable eligibility and minimum initial purchase requirements and the limitations set forth below, shareholders may be able to automatically reinvest dividends and/or distributions in any of the other Delaware Funds, including the Funds, in states where their shares may be sold. However, if you received shares as the result of a transaction involving a predecessor fund, you may not be able to reinvest your dividends at the current time. Such investments will be at NAV at the close of business on the reinvestment date without any front-end sales charge or service fee. The shareholder must notify the Transfer Agent in writing and must have established an account in the fund into which the dividends and/or distributions are to be invested. Any reinvestment directed to a fund in which the investor does not then have an account will be treated like all other initial purchases of the fund's shares. Consequently, an investor should obtain and read carefully the prospectus for the fund in which the investment is intended to be made before investing or sending money. The prospectus contains more complete information about the fund, including charges and expenses.

Subject to the following limitations, dividends and/or distributions from other Delaware Funds may be invested in shares of the Funds, provided an account has been established. Dividends from Class A shares may only be directed to other Class A shares, dividends from Institutional Class shares may only be directed to other Institutional Class shares, and dividends from Class R6 shares may only be directed to other Class R6 shares.

Investing by Exchange

If you have an investment in another Delaware Fund, you may be able to exchange part or all of your investment into shares of the Funds. If you received shares as the result of a transaction involving a predecessor fund, you may not be able to exchange shares of the predecessor fund into other Delaware Funds at the current time. See “Redemption and Exchange—Limitations on Exchange”. If you wish to open an account by exchange, call the Delaware Funds by Macquarie Service Center at 800 523-1918 for more information. All exchanges are subject to the eligibility and minimum purchase requirements and any additional limitations set forth in the Funds' Prospectuses. See “Redemption and Exchange” below for more complete information concerning your exchange privileges.

Investing by Electronic Fund Transfer

Direct Deposit Purchase Plan: Investors may arrange for the Funds to accept direct deposits for investment through an agent bank, preauthorized government, or private recurring payments. This method of investment assures the timely credit to the shareholder's account of payments such as social security, veterans' pension or compensation benefits, federal salaries, railroad retirement benefits, private payroll checks, dividends, and disability or pension fund benefits. It also eliminates the possibility and inconvenience of lost, stolen, and delayed checks. If you participate in a direct deposit purchase plan for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with direct deposit purchases.

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Automatic Investing Plan: Shareholders may make automatic investments by authorizing, in advance, monthly or quarterly payments directly from their checking accounts for deposit into their Fund accounts. This type of investment will be handled in either of the following ways: (i) if the shareholder's bank is a member of the National Automated Clearing House Association (“NACHA”), the amount of the periodic investment will be electronically deducted from his or her checking account by Electronic Fund Transfer (“EFT”) and such checking account will reflect a debit although no check is required to initiate the transaction; or (ii) if the shareholder's bank is not a member of NACHA, deductions will be made by preauthorized checks, known as Depository Transfer Checks. Should the shareholder's bank become a member of NACHA in the future, his or her investments would be handled electronically through EFT. If you participate in an automatic investment program for an account held directly with the Funds' transfer agent and also hold shares of Delaware Funds other than directly with us, generally those holdings will not be aggregated with the assets held with us for purposes of determining rights of accumulation in connection with automatic investment program purchases.

Minimum Initial/Subsequent Investments by Electronic Fund Transfer: Initial investments under the direct deposit purchase plan and the automatic investing plan must be for $250 or more and subsequent investments under such plans must be for $25 or more. An investor wishing to take advantage of either service must complete an authorization form. Either service can be discontinued by the shareholder at any time without penalty by giving written notice.

Direct Deposit Purchase by Mail

Shareholders may authorize a third party, such as a bank or employer, to make investments directly to their Fund accounts. The Funds will accept these investments, such as bank-by-phone, annuity payments, and payroll allotments, by mail directly from the third party. Investors should contact their employers or financial institutions who in turn should contact the Trust for proper instructions.

On Demand Service

You or your financial intermediary may request purchases of Fund shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be withdrawn (for share purchases) from your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions.

It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Systematic Exchange Option

Shareholders can use the systematic exchange option to invest in the Funds through regular liquidations of shares in their accounts in other Delaware Funds, subject to certain limitations. See “Redemption and Exchange—Limitations on Exchange”. Shareholders may elect to invest in one or more of the other Delaware Funds through the systematic exchange option. If, in connection with the election of the systematic exchange option, you wish to open a new account to receive the automatic investment, such new account must meet the minimum initial purchase requirements described in the prospectus of the fund that you select. All investments under this option are exchanges and are therefore subject to the same conditions and limitations as other exchanges noted above.

Under this automatic exchange program, shareholders can authorize regular monthly investments (minimum of $100 per fund, unless you received shares as the result of a transaction involving a predecessor fund, in which case there will be no minimum) to be liquidated from their account and invested automatically into other Delaware Funds, subject to the conditions and limitations set forth in the Prospectuses. The investment will be made on the 20th day of each month (or, if the fund selected is not open that day, the next Business Day) at the public offering price or NAV, as applicable, of the fund selected on the date of investment. No investment will be made for any month if the value of the shareholder's account is less than the amount specified for investment.

Periodic investment through the systematic exchange option does not ensure profits or protect against losses in a declining market. The price of the fund into which investments are made could fluctuate. Since this program involves continuous investment regardless of such fluctuating value, investors selecting this option should consider their financial ability to continue to participate in the program through periods of low fund share prices. This program involves automatic exchanges between two or more fund accounts and is treated as a purchase of shares of the fund into which investments are made through the program. Shareholders can terminate their participation in the systematic exchange option at any time by giving written notice to the fund from which exchanges are made.

Retirement Plans for the Retail Classes

An investment in the Funds may be suitable for tax-deferred retirement plans, such as: traditional IRA, SIMPLE IRA, SEP, SARSEP, 401(k), SIMPLE 401(k), Profit Sharing, Money Purchase, 403(b)(7), or 457 Retirement Plans. In addition, the Funds may be suitable for use in Roth IRAs and Coverdell ESAs. For further details concerning these plans and accounts, including applications, contact your financial intermediary. To determine whether the benefits of a tax-sheltered retirement plan, Roth IRA, or Coverdell ESA are available and/or appropriate, you should consult with a tax advisor.

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Investment Plans

Minimum investment limitations generally applicable to other investors do not apply to retirement plans other than IRAs, for which there is a minimum initial purchase of $250 and a minimum subsequent purchase of $25, regardless of which Class is selected. Retirement plans may be subject to plan establishment fees, annual maintenance fees and/or other administrative or trustee fees. Additional information about fees is included in retirement plan materials. Fees are quoted upon request. Annual maintenance fees may be shared by the Custodian, the Transfer Agent, other affiliates of the Manager, and others that provide services to such Plans.

Certain shareholder investment services available to nonretirement plan shareholders may not be available to retirement plan shareholders. Certain retirement plans may qualify to purchase Institutional Class shares or Class R6 shares. For additional information, call the Delaware Funds by Macquarie Service Center at 800 523-1918.

Determining Offering Price and Net Asset Value

Orders for purchases and redemptions of Class A shares are effected at the offering price next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. Orders for purchases and redemptions of all of the Funds' other share classes are effected at the NAV per share next calculated after receipt of the order by the Funds, their agent, or certain other authorized persons. See “Distributor” under “Investment Manager and Other Service Providers” above. Financial intermediaries are responsible for transmitting orders promptly.

The offering price for Class A shares consists of the NAV per share plus any applicable sales charges. Offering price and NAV are computed as of the close of regular trading on the NYSE, which is normally 4:00 pm, Eastern time, on days when the NYSE is open for business (“Business Day”). The NYSE is scheduled to be open Monday through Friday throughout the year except for days when the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving, and Christmas. The time by which purchase and redemption orders must be effected in order to receive a Business Day's NAV and the time at which such orders are processed and shares are priced may change in case of an emergency declared by the SEC or, if regular trading on the NYSE is stopped, at a time other than the regularly scheduled close of the NYSE. When the NYSE is closed, the Funds will generally be closed, pricing calculations will not be made, and purchase and redemption orders will not be processed until the Funds' next Business Day. See “Calculating share price” and “How to redeem shares” in the Prospectuses.

The NAV per share for each share class of each Fund is calculated by subtracting the liabilities of each class from its total assets and dividing the resulting number by the number of shares outstanding for that class. In determining each Fund's total net assets, equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the NYSE on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security does not trade, then the mean between the bid and ask prices will be used, which approximates fair value. Debt securities and credit default swap (“CDS”) contracts are valued based upon valuations provided by an independent pricing service or broker/ counterparty and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. US government and agency securities are valued at the mean between the bid and ask prices, which approximates fair value. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, CMOs, CMBS, and US government agency MBS, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Open-end investment company securities are valued at net asset value per share, as reported by the underlying investment company. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. A Fund may use fair value pricing more frequently for securities traded primarily in non-US markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 pm Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Funds may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing). Foreign securities and the prices of foreign securities denominated in foreign currencies are translated to US dollars at the mean between the bid and offer quotations of such currencies based on rates in effect as of the close of the NYSE.

Use of a pricing service has been approved by the Board. Prices provided by a pricing service take into account appropriate factors such as institutional trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Subject to the foregoing, securities for which market quotations are not readily available and other assets are valued at fair value as determined in good faith and in a method approved by the Board.

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The SEC recently adopted the new Rule 2a-5 under the 1940 Act, which will establish an updated regulatory framework for registered investment company valuation practices and may impact a Fund's valuation policies following the effective compliance date in September 2022.

Each Class of a Fund will bear, pro rata, all of the common expenses of the Fund. The NAVs of all outstanding shares of each Class of a Fund will be computed on a pro rata basis for each outstanding share based on the proportionate participation in that Fund represented by the value of shares of that Class. All income earned and expenses incurred by a Fund, will be borne on a pro rata basis by each outstanding share of a Class, based on each Class's percentage in that Fund represented by the value of shares of such Classes, except that Institutional Class and Class R6 shares will not incur any of the expenses under the Trust's Rule 12b-1 Plans, while Class A shares will bear the Rule 12b-1 Plan expenses payable under their respective Plans, and Class R6 shares will not incur any expenses related to service fees, sub-accounting fees, and/or subtransfer agency fees paid to any broker, dealer, or other financial intermediaries. Due to the specific distribution expenses and other costs that will be allocable to each Class, the NAV of each Class of a Fund will vary.

Redemption and Exchange

General Information

You can redeem or exchange your shares in a number of different ways that are described below. Your shares will be redeemed or exchanged at a price based on the NAV next determined after a Fund receives your request in good order, subject, in the case of a redemption, to any Limited CDSC. For example, redemption or exchange requests received in good order after the time the offering price and NAV of shares are determined will be processed on the next Business Day. See “How to redeem shares” in the Prospectuses. A shareholder submitting a redemption request may indicate that he or she wishes to receive redemption proceeds of a specific dollar amount. In the case of such a request, and in the case of certain redemptions from retirement plan accounts, a Fund will redeem the number of shares necessary to deduct the Limited CDSC in the case of Class A shares and tender to the shareholder the requested amount, assuming the shareholder holds enough shares in his or her account for the redemption to be processed in this manner. Otherwise, the amount tendered to the shareholder upon redemption will be reduced by the amount of the Limited CDSC. Redemption proceeds will be distributed promptly, as described below, but not later than seven days after receipt of a redemption request.

Except as noted below, for a redemption request to be in “good order,” you must provide the name of the Delaware Fund, your account number, account registration, and the total number of shares or dollar amount of the transaction. For exchange requests, you must also provide the name of the Delaware Fund in which you want to invest the proceeds. Exchange instructions and redemption requests must be signed by the record owner(s) exactly as the shares are registered. You may request a redemption or an exchange by calling the Delaware Funds by Macquarie Service Center at 800 523-1918. The Funds may suspend, terminate, or amend the terms of the exchange privilege upon 60 days' written notice to shareholders.

Orders for the repurchase of Fund shares that are submitted to the Delaware Fund prior to the close of its Business Day will be executed at the NAV per share computed that day (subject to the applicable CDSC or Limited CDSC), if the repurchase order was received by the financial intermediary from the shareholder prior to the time the offering price and NAV are determined on such day. The financial intermediary has the responsibility of transmitting orders to the Delaware Fund promptly. Such repurchase is then settled as an ordinary transaction with the financial intermediary (who may make a charge to the shareholder for this service) delivering the shares repurchased.

Payment for shares redeemed will ordinarily be mailed the next Business Day, but in no case later than seven days, after receipt of a redemption request in good order by either the Funds or certain other authorized persons (see “Distributor” under “Investment Manager and Other Service Providers”); provided, however, that each commitment to mail or wire redemption proceeds by a certain time, as described below, is modified by the qualifications described in the next paragraph.

The Funds will process written and telephone redemption requests to the extent that the purchase orders for the shares being redeemed have already settled. The Funds will honor redemption requests as to shares for which a check was tendered as payment, but the Funds will not mail or wire the proceeds until they are reasonably satisfied that the purchase check has cleared, which may take up to 15 calendar days from the purchase date. You can avoid this potential delay if you purchase shares by wiring Federal Funds. Each Fund reserves the right to reject a written or telephone redemption request or delay payment of redemption proceeds if there has been a recent change to the shareholder's address of record.

If a shareholder has been credited with a purchase by a check that is subsequently returned unpaid for insufficient funds or for any other reason, the Funds will automatically redeem from the shareholder's account the shares purchased by the check plus any dividends earned thereon. Shareholders may be responsible for any losses to the Funds or to the Distributor.

In case of a suspension of the determination of the NAV because the NYSE is closed for reasons other than weekends or holidays, or trading thereon is restricted or an emergency exists as a result of which disposal by the Funds of securities owned by them is not reasonably practical, or it is not reasonably practical for the Funds to fairly value their assets, or in the event that the SEC has provided for such suspension for the protection of shareholders, the Funds may postpone payment or suspend the right of redemption or repurchase. In such cases, the shareholder may withdraw the request for redemption or leave it standing as a request for redemption at the NAV next determined after the suspension has been terminated.

Payment for shares redeemed or repurchased may be made either in cash or in kind, or partly in cash and partly in kind. Any portfolio securities paid or distributed in kind would be valued as described in “Determining Offering Price and Net Asset Value” above. Subsequent sale by an investor

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Redemption and Exchange

receiving a distribution in kind could result in the payment of brokerage commissions. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which each Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1.00% of the NAV of such Fund during any 90-day period for any one shareholder.

The value of each Fund's investments is subject to changing market prices. Thus, a shareholder redeeming shares of the Funds may sustain either a gain or loss, depending upon the price paid and the price received for such shares.

Certain redemptions of Class A shares purchased at NAV may result in the imposition of a Limited CDSC. See “Contingent Deferred Sales Charge for Certain Redemptions of Class A shares Purchased at Net Asset Value” below. Except for the Limited CDSC and, with respect to the expedited payment by wire described below for which, in the case of Class A shares, there may be a bank wiring cost, neither the Funds nor the Distributor charge a fee for redemptions or repurchases, but such fees could be charged at any time in the future.

You may exchange all or part of your investment in one or more Delaware Funds for shares of other Delaware Funds. Please keep in mind, however, that under most circumstances you may exchange between like classes of shares only. To open an account by exchange, call your financial intermediary or the Delaware Funds by Macquarie Service Center at 800 523-1918.

Permissible exchanges into Class A shares of the Funds will be made without a front-end sales charge, except for exchanges of shares that were not previously subject to a front-end sales charge (unless such shares were acquired through the reinvestment of dividends).

Each Fund also reserves the right to refuse the purchase side of an exchange request by any person, or group if, in the Manager's judgment, the Fund would be unable to invest effectively in accordance with its investment objectives and policies, or would otherwise potentially be adversely affected. A shareholder's purchase exchanges may be restricted or refused if a Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets.

The Funds discourage purchases by market timers and purchase orders (including the purchase side of exchange orders) by shareholders identified as market timers may be rejected. The Funds will consider anyone who follows a pattern deemed market timing in any Delaware Fund to be a market timer. Your ability to use the Funds' exchange privilege may be limited if you are identified as a market timer. If you are identified as a market timer, we will execute the redemption side of your exchange order but may refuse the purchase side of your exchange order. See the Funds' Prospectuses for more information on their market timing policies.

Contact your financial intermediary for specific information regarding the availability and suitability of various account options described throughout this SAI.

Written Redemption

You can write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to redeem some or all of your shares. The request must be signed by all owners of the account. For redemptions of more than $100,000, or when the proceeds are not sent to the shareholder(s) at the address of record, the Funds require a signature by all owners of the account and a Medallion Signature Guarantee for each owner. A Medallion Signature Guarantee can be obtained from a commercial bank, a trust company, or a member of a Securities Transfer Association Medallion Program (“STAMP”). Each Fund reserves the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. The Funds may require further documentation from corporations, executors, retirement plans, administrators, trustees, or guardians.

Payment is normally mailed the next Business Day after receipt of your redemption request. If your Class A or Institutional Class shares are in certificate form, the certificate(s) must accompany your request and also be in good order. Certificates generally are no longer issued.

Written Exchange

You may also write to the Funds (at P.O. Box 9876, Providence, RI 02940-8076 by regular mail or 4400 Computer Drive, Westborough, MA 01581-1722 by overnight courier service) to request an exchange of any or all of your shares into another Delaware Fund, subject to the same conditions and limitations as other exchanges noted above.

Telephonic Redemption and Exchange

To get the added convenience of the telephone exchange methods, you must have the Transfer Agent hold your shares (without charge) for you. If you hold your Class A or Institutional Class shares in certificate form, you may exchange only by written request and you must return your certificates.

Telephone Redemption: The “Check to Your Address of Record” service and the “Telephone Exchange” service, both of which are described below, are automatically provided unless you notify the Funds in which you have your account in writing that you do not wish to have such services available with respect to your account. Each Fund reserves the right to modify, terminate, or suspend these procedures upon 60 days' written notice to shareholders. It may be difficult to reach the Funds by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests.

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The Funds and their Transfer Agent are not responsible for any shareholder loss incurred in acting upon written or telephone instructions for redemption or exchange of Fund shares that are reasonably believed to be genuine. With respect to such telephone transactions, a Fund will follow reasonable procedures to confirm that instructions communicated by telephone are genuine (including verification of personal identification). Also, shareholders should verify their trade confirmations immediately upon receipt. Telephone instructions received by a Fund are generally recorded, and a written confirmation will be provided for all purchase, exchange, and redemption transactions initiated by telephone. By exchanging shares by telephone, you are acknowledging prior receipt of a prospectus for the Delaware Fund into which your shares are being exchanged.

Telephone Redemption—Check to Your Address of Record: The Telephone Redemption feature is a quick and easy method to redeem shares. You or your financial intermediary (where applicable) can have redemption proceeds of $100,000 or less mailed to you at your address of record. Checks will be payable to the shareholder(s) of record. Payment is normally mailed the next Business Day after receipt of the redemption request. This service is only available to individual, joint, and individual fiduciary-type accounts.

Telephone Redemption—Proceeds to Your Bank: Redemption proceeds of $1,000 or more can be transferred to your predesignated bank account by wire or by check. You should authorize this service when you open your account. If you change your predesignated bank account, you must complete an authorization form and have your Medallion Signature Guarantee. For your protection, your authorization must be on file. If you request a wire, your funds will normally be sent the next Business Day. If the proceeds are wired to the shareholder's account at a bank that is not a member of the Federal Reserve System, there could be a delay in the crediting of the funds to the shareholder's bank account. A bank wire fee may be deducted from Fund Class redemption proceeds. If you ask for a check, it will normally be mailed the next Business Day after receipt of your redemption request to your predesignated bank account. There are no separate fees for this redemption method, but mailing a check may delay the time it takes to have your redemption proceeds credited to your predesignated bank account. Call Delaware Funds by Macquarie Service Center at 800 523-1918 prior to the time the offering price and NAV are determined, as noted above.

Telephone Exchange: The telephone exchange feature is a convenient and efficient way to adjust your investment holdings as your liquidity requirements and investment objectives change. You or your financial intermediary can exchange your shares into other Delaware Funds under the same registration, subject to the same conditions and limitations as other exchanges noted above. As with the written exchange service, telephone exchanges are subject to the requirements of the Funds, as described above. Telephone exchanges may be subject to limitations as to amount or frequency.

The telephone exchange privilege is intended as a convenience to shareholders and is not intended to be a vehicle to speculate on short-term swings in the securities market through frequent transactions into and out of the Delaware Funds. Telephone exchanges may be subject to limitations as to amount or frequency. The Transfer Agent and each Fund reserve the right to record exchange instructions received by telephone and to reject exchange requests at any time in the future.

On Demand Service

You or your financial intermediary may request redemptions of Fund Class shares by phone using the on demand service. When you authorize the Funds to accept such requests from you or your financial intermediary, funds will be deposited to your predesignated bank account. Your request will be processed the same day if you call prior to 4:00pm Eastern time. There is a $25 minimum and $100,000 maximum limit for on demand service transactions. For more information, see “On Demand Service” under “Investment Plans” above.

Systematic Withdrawal Plans

Shareholders who own or purchase $5,000 or more of shares at the offering price, or NAV, as applicable, for which certificates have not been issued may establish a systematic withdrawal plan for monthly withdrawals of $25 or more, or quarterly withdrawals of $75 or more, although the Funds do not recommend any specific amount of withdrawal. This is particularly useful to shareholders living on fixed incomes, since it can provide them with a stable supplemental amount. This $5,000 minimum does not apply to investments made through qualified retirement plans. Shares purchased with the initial investment and through reinvestment of cash dividends and realized securities profits distributions will be credited to the shareholder's account and sufficient full and fractional shares will be redeemed at the NAV calculated on the third Business Day preceding the mailing date.

Checks are dated either the 1st or the 15th of the month, as selected by the shareholder (unless such date falls on a holiday or a weekend), and are normally mailed within two Business Days. Both ordinary income dividends and realized securities profits distributions will be automatically reinvested in additional shares of the Class at NAV. This plan is not recommended for all investors and should be started only after careful consideration of its operation and effect upon the investor's savings and investment program. To the extent that withdrawal payments from the plan exceed any dividends and/or realized securities profits distributions paid on shares held under the plan, the withdrawal payments will represent a return of capital, and the share balance may in time be depleted, particularly in a declining market. Shareholders should not purchase additional shares while participating in a systematic withdrawal plan.

The sale of shares for withdrawal payments constitutes a taxable event and a shareholder may incur a capital gain or loss for federal income tax purposes. This gain or loss may be long term or short term depending on the holding period for the specific shares liquidated. Premature withdrawals from retirement plans may have adverse tax consequences.

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Redemption and Exchange

Withdrawals under this plan made concurrently with the purchases of additional shares may be disadvantageous to the shareholder. Purchases of Class A shares through a periodic investment program in the Funds must be terminated before a systematic withdrawal plan with respect to such shares can take effect, except if the shareholder is a participant in a retirement plan offering Delaware Funds or is investing in Delaware Funds that do not carry a sales charge. Redemptions of Class A shares pursuant to a systematic withdrawal plan may be subject to a Limited CDSC if the purchase was made at NAV and a dealer's commission has been paid on that purchase. The Limited CDSC for Class A shares redeemed via a systematic withdrawal plan will be waived if the annual amount withdrawn in each year is less than 12% of the account balance on the date that the plan was established. If the annual amount withdrawn in any year exceeds 12% of the account balance on the date that the systematic withdrawal plan was established, all redemptions under the plan will be subject to the applicable CDSC, including an assessment for previously redeemed amounts under the plan. Whether a waiver of the CDSC is available or not, the first shares to be redeemed for each systematic withdrawal plan payment will be those not subject to a CDSC because they have either satisfied the required holding period or were acquired through the reinvestment of distributions. See the Prospectuses for more information about the waiver of CDSCs.

An investor wishing to start a systematic withdrawal plan must complete an authorization form. If the recipient of systematic withdrawal plan payments is other than the registered shareholder, the shareholder's signature on this authorization must be guaranteed. Each signature guarantee must be supplied by an eligible guarantor institution. The Funds reserve the right to reject a signature guarantee supplied by an eligible institution based on its creditworthiness. This plan may be terminated by the shareholder or the Transfer Agent at any time by giving written notice.

Systematic withdrawal plan payments are normally made by check. In the alternative, you may elect to have your payments transferred from your Fund account to your predesignated bank account through the on demand service. Your funds will normally be credited to your bank account up to four Business Days after the payment date. There are no separate fees for this redemption method. It may take up to four Business Days for the transactions to be completed. You can initiate this service by completing an Account Services form. If your name and address are not identical to the name and address on your Fund account, you must have your signature guaranteed. The Funds do not charge a fee for this service; however, your bank may charge a fee.

Contingent Deferred Sales Charges for Certain Redemptions of Class A shares Purchased at Net Asset Value

For purchases of $1 million or more, a Limited CDSC will be imposed on certain redemptions of Class A shares (or shares into which such Class A shares are exchanged) according to the following schedule: (i) for shares purchased prior to July 1, 2020, 1.00% if shares are redeemed during the first year after the purchase and 0.50% if shares are redeemed during the second year after the purchase, for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund; and (ii) for shares purchased on or after July 1, 2020, 1.00% if such shares are redeemed during the first 18 months after the purchase for Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund, and Delaware Total Return Fund, if such purchases were made at NAV and triggered the payment by the Distributor of the dealer's commission described above in “Dealer's Commission” under “Purchasing Shares.”

The Limited CDSC will be paid to the Distributor and will be assessed on an amount equal to the lesser of: (i) the NAV at the time of purchase of the Class A shares being redeemed; or (ii) the NAV of such Class A shares at the time of redemption. For purposes of this formula, the “NAV at the time of purchase” will be the NAV at purchase of the Class A shares even if those shares are later exchanged for shares of another Delaware Fund and, in the event of an exchange of Class A shares, the “NAV of such shares at the time of redemption” will be the NAV of the shares acquired in the exchange.

Redemptions of such Class A shares held for more than the holding period, as set forth in the Prospectuses, will not be subject to the Limited CDSC and an exchange of such Class A shares into another Delaware Fund will not trigger the imposition of the Limited CDSC at the time of such exchange. The period a shareholder owns shares into which Class A shares are exchanged will count toward satisfying the holding period. The Limited CDSC is assessed if such holding period is not satisfied irrespective of whether the redemption triggering its payment is of Class A shares of the Funds or Class A shares acquired in the exchange.

In determining whether a Limited CDSC is payable, it will be assumed that shares not subject to the Limited CDSC are the first redeemed followed by other shares held for the longest period of time. The Limited CDSC will not be imposed upon shares representing reinvested dividends or capital gains distributions, or upon amounts representing share appreciation.

Waivers of Contingent Deferred Sales Charges

Please see the Prospectuses for instances in which the Limited CDSC applicable to Class A shares may be waived. The Limited CDSC applicable to Class A shares are waived in instances such as a qualified distribution or due to death of the account holder/joint account holder. The qualified distribution waiver age is 70.5 and there is no CDSC death waiver time period. However, the CDSC death waiver only applies to shares purchased prior to the death of the account owner/joint account owner.

As disclosed in the Prospectuses, certain retirement plans that contain certain legacy assets may redeem shares without paying a CDSC. The following plans may redeem shares without paying a CDSC:

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The redemption must be made by a group defined contribution retirement plan that purchased Class A shares through a retirement plan alliance program that required shares to be available at NAV and Retired Financial Services, Inc. (“RFS”) served as the sponsor of the alliance program or had a product participation agreement with the sponsor of the alliance program that specified that the limited CDSC would be waived.

Limitations on Exchanges

Shareholders of Delaware Funds that were involved in a transaction that closed on April 30, 2021 (Transaction Funds) may not be able to exchange their shares for shares of non-Transaction Funds at the present time, and vice versa.

Distributions and Taxes

Distributions

The following supplements the information in the Prospectuses.

The policy of the Trust is to distribute substantially all of each Fund's net investment income and net realized capital gains, if any, in the amount and at the times that will allow a Fund to avoid incurring any material amounts of federal income or excise taxes.

Each Class of shares of a Fund will share proportionately in its investment income and expenses, except that Class A alone will incur distribution fees under its Rule 12b-1 Plan.

All dividends and any capital gains distributions will be automatically reinvested in additional shares of the same Class of the Fund at NAV, unless otherwise designated in writing that such dividends and/or distributions be paid in cash.

Any check in payment of dividends or other distributions that cannot be delivered by the US Postal Service or that remains uncashed for a period of more than one year may be reinvested in the shareholder's account at the then-current NAV and the dividend option may be changed from cash to reinvest. A Fund may deduct from a shareholder's account the costs of the Fund's efforts to locate the shareholder if the shareholder's mail is returned by the US Postal Service or the Fund is otherwise unable to locate the shareholder or verify the shareholder's mailing address. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for their location services.

Taxes

The following is a summary of certain additional tax considerations generally affecting a Fund (sometimes referred to as “the Fund”) and its shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussion here and in the Prospectuses is not intended as a substitute for careful tax planning.

This “Distributions and Taxes” section is based on the Internal Revenue Code and applicable regulations in effect on the date of this SAI. Future legislative, regulatory or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the tax rules applicable to the Fund and its shareholders. Any of these changes or court decisions may have a retroactive effect.

This is for general information only and not tax advice. All investors should consult their own tax advisors as to the federal, state, local, and foreign tax provisions applicable to them.

Taxation of the Fund. The Fund has elected and intends to qualify each year as a regulated investment company (sometimes referred to as a “regulated investment company,” “RIC” or “fund”) under Subchapter M of the Internal Revenue Code. If the Fund so qualifies, the Fund will not be subject to federal income tax on the portion of its investment company taxable income (that is, generally, taxable interest, dividends, net short-term capital gains, and other taxable ordinary income, net of expenses, without regard to the deduction for dividends paid) and net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) that it distributes to shareholders.

In order to qualify for treatment as a regulated investment company, the Fund must satisfy the following requirements:

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Distribution Requirement — the Fund must distribute an amount equal to the sum of at least 90% of its investment company taxable income and 90% of its net tax-exempt income, if any, for the tax year (including, for purposes of satisfying this distribution requirement, certain distributions made by the Fund after the close of its taxable year that are treated as made during such taxable year).

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Income Requirement — the Fund must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived from its business of investing in such stock, securities or currencies and net income derived from qualified publicly traded partnerships (“QPTPs”).

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Asset Diversification Test — the Fund must satisfy the following asset diversification test at the close of each quarter of the Fund's tax year: (1) at least 50% of the value of the Fund's assets must consist of cash and cash items, US government securities, securities of other regulated investment companies, and securities of other issuers (as to which the Fund has not invested more than 5% of the value of the Fund's total assets in securities of an issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer); and (2) no more than 25% of

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the value of the Fund's total assets may be invested in the securities of any one issuer (other than US government securities or securities of other regulated investment companies) or of two or more issuers which the Fund controls and which are engaged in the same or similar trades or businesses, or, in the securities of one or more QPTPs.

In some circumstances, the character and timing of income realized by the Fund for purposes of the Income Requirement or the identification of the issuer for purposes of the Asset Diversification Test is uncertain under current law with respect to a particular investment, and an adverse determination or future guidance by the IRS with respect to such type of investment may adversely affect the Fund's ability to satisfy these requirements. See, “Tax Treatment of Fund Transactions” below with respect to the application of these requirements to certain types of investments. In other circumstances, the Fund may be required to sell portfolio holdings in order to meet the Income Requirement, Distribution Requirement, or Asset Diversification Test, which may have a negative impact on the Fund's income and performance.

The Fund may use “equalization accounting” (in lieu of making some cash distributions) in determining the portion of its income and gains that has been distributed. If the Fund uses equalization accounting, it will allocate a portion of its undistributed investment company taxable income and net capital gain to redemptions of Fund shares and will correspondingly reduce the amount of such income and gains that it distributes in cash. If the IRS determines that the Fund's allocation is improper and that the Fund has under-distributed its income and gain for any taxable year, the Fund may be liable for federal income and/or excise tax. If, as a result of such adjustment, the Fund fails to satisfy the Distribution Requirement, the Fund will not qualify that year as a regulated investment company the effect of which is described in the following paragraph.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund's current and accumulated earnings and profits. Failure to qualify as a regulated investment company would thus have a negative impact on the Fund's income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Asset Diversification Test, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a regulated investment company in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders.

Portfolio turnover. For investors that hold their Fund shares in a taxable account, a high portfolio turnover rate may result in higher taxes. This is because a fund with a high turnover rate is likely to accelerate the recognition of capital gains and more of such gains are likely to be taxable as short-term rather than long-term capital gains in contrast to a comparable fund with a low turnover rate. Any such higher taxes would reduce the Fund's after-tax performance. See, “Taxation of Fund Distributions — Distributions of capital gains” below. For non-US investors, any such acceleration of the recognition of capital gains that results in more short-term and less long-term capital gains being recognized by the Fund may cause such investors to be subject to increased US withholding taxes. See, “Non-US Investors — Capital gain dividends” and “— Interest-related dividends and short-term capital gain dividends” below.

Capital loss carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund's net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund's next taxable year, and the excess (if any) of the Fund's net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund's next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years.

The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a 3-year look-back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund's ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund's shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund's control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

Deferral of late year losses. The Fund may elect to treat part or all of any “qualified late year loss” as if it had been incurred in the succeeding taxable year in determining the Fund's taxable income, net capital gain, net short-term capital gain, and earnings and profits. The effect of this election is to treat any such “qualified late year loss” as if it had been incurred in the succeeding taxable year in characterizing Fund distributions for any calendar year (see, “Taxation of Fund Distributions — Distributions of capital gains” below). A “qualified late year loss” includes:

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(i)

any net capital loss incurred after October 31 of the current taxable year, or, if there is no such loss, any net long-term capital loss or any net short-term capital loss incurred after October 31 of the current taxable year (“post-October capital losses”), and

(ii)

the sum of (1) the excess, if any, of (a) specified losses incurred after October 31 of the current taxable year, over (b) specified gains incurred after October 31 of the current taxable year and (2) the excess, if any, of (a) ordinary losses incurred after December 31 of the current taxable year, over (b) the ordinary income incurred after December 31 of the current taxable year.

The terms “specified losses” and “specified gains” mean ordinary losses and gains from the sale, exchange, or other disposition of property (including the termination of a position with respect to such property), foreign currency losses and gains, and losses and gains resulting from holding stock in a passive foreign investment company (“PFIC”) for which a mark-to-market election is in effect. The terms “ordinary losses” and “ordinary income” mean other ordinary losses and income that are not described in the preceding sentence.

Undistributed capital gains. The Fund may retain or distribute to shareholders its net capital gain for each taxable year. The Fund currently intends to distribute net capital gains. If the Fund elects to retain its net capital gain, the Fund will be taxed thereon (except to the extent of any available capital loss carryovers) at the corporate income tax rate. If the Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders treated as if each received a distribution of its pro rata share of such gain, with the result that each shareholder will be required to report its pro rata share of such gain on its tax return as long-term capital gain, will receive a refundable tax credit for its pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for its shares by an amount equal to the deemed distribution less the tax credit.

Federal excise tax. To avoid a 4% nondeductible excise tax, the Fund must distribute by December 31 of each year an amount equal to at least: (1) 98% of its ordinary income for the calendar year, (2) 98.2% of capital gain net income (that is, the excess of the gains from sales or exchanges of capital assets over the losses from such sales or exchanges) for the one-year period ended on October 31 of such calendar year, and (3) any prior year undistributed ordinary income and capital gain net income. The Fund may elect to defer to the following year any net ordinary loss incurred for the portion of the calendar year that is after the beginning of the Fund's taxable year. Also, the Fund will defer any “specified gain” or “specified loss” that would be properly taken into account for the portion of the calendar year after October 31. Any net ordinary loss, specified gain, or specified loss deferred shall be treated as arising on January 1 of the following calendar year. Generally, the Fund intends to make sufficient distributions prior to the end of each calendar year to avoid any material liability for federal income and excise tax, but can give no assurances that all or a portion of such liability will be avoided. In addition, under certain circumstances, temporary timing or permanent differences in the realization of income and expense for book and tax purposes can result in the Fund having to pay an excise tax.

Foreign income tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The US has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported by the Fund to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Fund Distributions. The Fund anticipates distributing substantially all of its investment company taxable income and net capital gain for each taxable year. Distributions by the Fund will be treated in the manner described below regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). The Fund will send you information annually as to the federal income tax consequences of distributions made (or deemed made) during the year.

Distributions of net investment income. The Fund receives ordinary income generally in the form of dividends and/or interest on its investments. The Fund may also recognize ordinary income from other sources, including, but not limited to, certain gains on foreign currency-related transactions. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, distributions of net investment income generally are taxable as ordinary income to the extent of the Fund's earnings and profits. In the case of a Fund whose strategy includes investing in stocks of corporations, a portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. See the discussion below under the headings, “— Qualified dividend income for individuals” and “— Dividends-received deduction for corporations.”

Distributions of capital gains. The Fund may derive capital gain and loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain,

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regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

Returns of capital. Distributions by the Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder's tax basis in his shares; any excess will be treated as gain from the sale of his shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder's tax basis in his Fund shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Fund shares. Return of capital distributions can occur for a number of reasons including, among others, the Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity real estate investment trusts (“REITs”) (see, “Tax Treatment of Fund Transactions — Investments in US REITs” below).

Qualified dividend income for individuals. Ordinary income dividends reported by the Fund to shareholders as derived from qualified dividend income will be taxed in the hands of individuals and other noncorporate shareholders at the rates applicable to long-term capital gain. “Qualified dividend income” means dividends paid to the Fund (a) by domestic corporations, (b) by foreign corporations that are either (i) incorporated in a possession of the US, or (ii) are eligible for benefits under certain income tax treaties with the US that include an exchange of information program, or (c) with respect to stock of a foreign corporation that is readily tradable on an established securities market in the US. Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. Income derived from investments in derivatives, fixed income securities, US REITs, PFICs, and income received “in lieu of” dividends in a securities lending transaction generally is not eligible for treatment as qualified dividend income. If the qualifying dividend income received by the Fund is equal to or greater than 95% of the Fund's gross income (exclusive of net capital gain) in any taxable year, all of the ordinary income dividends paid by the Fund will be qualifying dividend income.

Dividends-received deduction for corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund to shareholders each year and cannot exceed the gross amount of dividends received by the Fund from domestic (US) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed income and foreign securities generally is not eligible for this treatment.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and the shareholder meet certain holding period requirements. The amount of a RIC's dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC's qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Impact of realized but undistributed income and gains, and net unrealized appreciation of portfolio securities. At the time of your purchase of shares, the Fund's NAV may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Pass-through of foreign tax credits. If more than 50% of the Fund's total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through to you your pro rata share of foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income to you than it actually distributes. You will then be entitled either to deduct your share of these taxes in computing your taxable income, or to claim a foreign tax credit for these taxes against your US federal income tax (subject to limitations for certain shareholders). The Fund will provide you with the information necessary to claim this deduction or credit on your personal income tax return if it makes this election. No deduction for foreign tax may be claimed by a noncorporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that

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may apply. The Fund reserves the right not to pass through to its shareholders the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass through of foreign tax credits to shareholders. See, “Tax Treatment of Fund Transactions — Securities lending” below.

Tax credit bonds. If the Fund holds, directly or indirectly, one or more “tax credit bonds” (including build America bonds, clean renewable energy bonds and qualified tax credit bonds) on one or more applicable dates during a taxable year, the Fund may elect to permit its shareholders to claim a tax credit on their income tax returns equal to each shareholder's proportionate share of tax credits from the applicable bonds that otherwise would be allowed to the Fund. In such a case, shareholders must include in gross income (as interest) their proportionate share of the income attributable to their proportionate share of those offsetting tax credits. A shareholder's ability to claim a tax credit associated with one or more tax credit bonds may be subject to certain limitations imposed by the Internal Revenue Code. (Under the Tax Cuts and Jobs Act, the build America bonds, clean renewable energy bonds and certain other qualified bonds may no longer be issued after December 31, 2017.) Even if the Fund is eligible to pass through tax credits to shareholders, the Fund may choose not to do so.

US government securities. Income earned on certain US government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the US government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by US government obligations, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae or Fannie Mae obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Dividends declared in December and paid in January. Ordinarily, shareholders are required to take distributions by the Fund into account in the year in which the distributions are made. However, dividends declared in October, November, or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and made by the Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. Shareholders will be advised annually as to the US federal income tax consequences of distributions made (or deemed made) during the year in accordance with the guidance that has been provided by the IRS.

Medicare tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder's net investment income or (2) the amount by which the shareholder's modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Sales, Exchanges, and Redemptions of Fund Shares. Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the IRS requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares. Any redemption fees you incur on shares redeemed will decrease the amount of any capital gain (or increase any capital loss) you realize on the sale. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

Tax basis information. The Fund is required to report to you and the IRS annually on Form 1099-B the cost basis of shares purchased or acquired on or after January 1, 2012 where the cost basis of the shares is known by the Fund (referred to as “covered shares”) and that are disposed of after that date. However, cost basis reporting is not required for certain shareholders, including shareholders investing in the Fund through a tax-advantaged retirement account, such as a 401(k) plan or an individual retirement account.

When required to report cost basis, the Fund will calculate it using the Fund's default method, unless you instruct the Fund to use a different calculation method. For additional information regarding the Fund's available cost basis reporting methods, including its default method, please contact the Fund. If you hold your Fund shares through a broker (or other nominee), please contact that broker (nominee) with respect to reporting of cost basis and available elections for your account.

The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The method used will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing share prices, and the entire position is not sold at one time. The Fund does not recommend any particular method of determining cost basis, and the use of other methods may result in more favorable tax consequences for some shareholders. It is important that you consult with your tax advisor to determine which method is best for you and then notify the Fund if you intend to utilize a method other than the Fund's default method for covered shares. If you do not notify the Fund of your elected cost basis method upon the initial purchase into your account, the default method will be applied to your covered shares.

The Fund will compute and report the cost basis of your Fund shares sold or exchanged by taking into account all of the applicable adjustments to cost basis and holding periods as required by the Internal Revenue Code and Treasury regulations for purposes of reporting these amounts to you and the IRS. However the Fund is not required to, and in many cases the Fund does not possess the information to, take all possible basis, holding period or other adjustments into account in reporting cost basis information to you. Therefore, shareholders should carefully review the cost basis information provided by the Fund.

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Please refer to the Fund's website at delawarefunds.com for additional information.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Deferral of basis. If a shareholder (a) incurs a sales load in acquiring shares of the Fund, (b) disposes of such shares less than 91 days after they are acquired, and (c) subsequently acquires shares of the Fund or another fund by January 31 of the calendar year following the calendar year in which the disposition of the original shares occurred at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of, but shall be treated as incurred on the acquisition of the shares subsequently acquired. The wash sale rules may also limit the amount of loss that may be taken into account on disposition after such adjustment.

Conversion of shares into shares of the same Fund. The conversion or exchange of shares of one class into another class of the same Fund is not taxable for federal income tax purposes. Thus, the following transactions generally will be tax-free for federal income tax purposes:

•
the exchange of Class A shares for Institutional Class shares of the same Fund by certain Programs,

•
the exchange of Class R6 shares for Class A shares or Institutional Class shares of the same Fund by certain Programs, and

•
the exchange of Institutional Class shares for Class A shares of the same Fund by certain shareholders of Institutional Class shares who cease participation in a Program.

However, shareholders should consult their tax advisors regarding the state and local tax consequences of a conversion or exchange of shares.

Reportable transactions. Under Treasury regulations, if a shareholder recognizes a loss with respect to the Fund's shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of years), the shareholder must file with the IRS a disclosure statement on Form 8886. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer's treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Tax Treatment of Fund Transactions. Set forth below is a general description of the tax treatment of certain types of securities, investment techniques and transactions that may apply to a fund and, in turn, affect the amount, character and timing of dividends and distributions payable by the fund to its shareholders. This section should be read in conjunction with the discussion above under “Investment Strategies and Risks” for a detailed description of the various types of securities and investment techniques that apply to the Fund.

In general. In general, gain or loss recognized by a fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Certain fixed income investments. Gain recognized on the disposition of a debt obligation purchased by a fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued during the period of time the fund held the debt obligation unless the fund made a current inclusion election to accrue market discount into income as it accrues. If a fund purchases a debt obligation (such as a zero coupon security or payment-in-kind security) that was originally issued at a discount, the fund generally is required to include in gross income each year the portion of the original issue discount that accrues during such year. Therefore, a fund's investment in such securities may cause the fund to recognize income and make distributions to shareholders before it receives any cash payments on the securities. To generate cash to satisfy those distribution requirements, a fund may have to sell portfolio securities that it otherwise might have continued to hold or to use cash flows from other sources such as the sale of fund shares.

Investments in debt obligations that are at risk of or in default present tax issues for a fund. Tax rules are not entirely clear about issues such as whether and to what extent a fund should recognize market discount on a debt obligation, when a fund may cease to accrue interest, original issue discount or market discount, when and to what extent a fund may take deductions for bad debts or worthless securities and how a fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by a fund in order to ensure that it distributes sufficient income to preserve its status as a regulated investment company.

Options, futures, forward contracts, swap agreements, and hedging transactions. In general, option premiums received by a fund are not immediately included in the income of the fund. Instead, the premiums are recognized when the option contract expires, the option is exercised by the holder, or the fund transfers or otherwise terminates the option (e.g., through a closing transaction). If an option written by a fund is exercised and the fund sells

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or delivers the underlying stock, the fund generally will recognize capital gain or loss equal to (a) the sum of the strike price and the option premium received by the fund minus (b) the fund's basis in the stock. Such gain or loss generally will be short-term or long-term depending upon the holding period of the underlying stock. If securities are purchased by a fund pursuant to the exercise of a put option written by it, the fund generally will subtract the premium received from its cost basis in the securities purchased. The gain or loss with respect to any termination of a fund's obligation under an option other than through the exercise of the option and related sale or delivery of the underlying stock generally will be short-term gain or loss depending on whether the premium income received by the fund is greater or less than the amount paid by the fund (if any) in terminating the transaction. Thus, for example, if an option written by a fund expires unexercised, the fund generally will recognize short-term gain equal to the premium received.

The tax treatment of certain futures contracts entered into by a fund as well as listed non-equity options written or purchased by the fund on US exchanges (including options on futures contracts, broad-based equity indices and debt securities) may be governed by section 1256 of the Internal Revenue Code (“section 1256 contracts”). Gains or losses on section 1256 contracts generally are considered 60% long-term and 40% short-term capital gains or losses (“60/40”), although certain foreign currency gains and losses from such contracts may be treated as ordinary in character. Also, any section 1256 contracts held by a fund at the end of each taxable year (and, for purposes of the 4% excise tax, on certain other dates as prescribed under the Internal Revenue Code) are “marked to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as ordinary or 60/40 gain or loss, as applicable. Section 1256 contracts do not include any interest rate swap, currency swap, basis swap, interest rate cap, interest rate floor, commodity swap, equity swap, equity index swap, credit default swap, or similar agreement.

In addition to the special rules described above in respect of options and futures transactions, a fund's transactions in other derivatives instruments (including options, forward contracts and swap agreements) as well as its other hedging, short sale, or similar transactions, may be subject to one or more special tax rules (including the constructive sale, notional principal contract, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a fund are treated as ordinary or capital or as short-term or long-term, accelerate the recognition of income or gains to the fund, defer losses to the fund, and cause adjustments in the holding periods of the fund's securities. These rules, therefore, could affect the amount, timing and/or character of distributions to shareholders. Moreover, because the tax rules applicable to derivatives instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a regulated investment company and avoid a fund-level tax.

Certain of a fund's investments in derivatives and foreign currency-denominated instruments, and the fund's transactions in foreign currencies and hedging activities, may produce a difference between its book income and its taxable income. If a fund's book income is less than the sum of its taxable income and net tax-exempt income (if any), the fund could be required to make distributions exceeding book income to qualify as a regulated investment company. If a fund's book income exceeds the sum of its taxable income and net tax-exempt income (if any), the distribution of any such excess will be treated as (i) a dividend to the extent of the fund's remaining earnings and profits (including current earnings and profits arising from tax-exempt income, reduced by related deductions), (ii) thereafter, as a return of capital to the extent of the recipient's basis in the shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset.

Foreign currency transactions. A fund's transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease a fund's ordinary income distributions to you, and may cause some or all of the fund's previously distributed income to be classified as a return of capital. In certain cases, a fund may make an election to treat such gain or loss as capital.

PFIC investments. A fund may invest in securities of foreign companies that may be classified under the Internal Revenue Code as PFICs. In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Internal Revenue Code and recognize any unrealized gains as ordinary income at the end of the fund's fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to US federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

Investments in US REITs. A US REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a US REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the US REIT's current and accumulated earnings

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and profits. Capital gain dividends paid by a US REIT to a fund will be treated as long-term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity US REIT's cash flow may exceed its taxable income. The equity US REIT, and in turn a fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a US REIT is operated in a manner that fails to qualify as a REIT, an investment in the US REIT would become subject to double taxation, meaning the taxable income of the US REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the US REIT's current and accumulated earnings and profits. Also, see, “Tax Treatment of Fund Transactions — Investment in taxable mortgage pools (excess inclusion income)” and “Non-US Investors — Investment in US real property” below with respect to certain other tax aspects of investing in US REITs.

Investment in non-US REITs. While non-US REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by a fund in a non-US REIT may subject the fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-US REIT is located. A fund's pro rata share of any such taxes will reduce the fund's return on its investment. A fund's investment in a non-US REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-US REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, a fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-US REIT under rules similar to those in the US, which tax foreign persons on gain realized from dispositions of interests in US real estate.

Investment in taxable mortgage pools (excess inclusion income). Under a Notice issued by the IRS, the Internal Revenue Code and Treasury regulations to be issued, a portion of a fund's income from a US REIT that is attributable to the REIT's residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Internal Revenue Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in US federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that a fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to a fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a US REIT. It is unlikely that these rules will apply to a fund that has a non-REIT strategy.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master feeder structure, for purposes of testing whether a fund satisfies the Asset Diversification Test, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. See, “Taxation of the Fund.” In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a regulated investment company. Although, in general, the passive loss rules of the Internal Revenue Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

Securities lending. While securities are loaned out by a fund, the fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 50% dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

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Investments in convertible securities. Convertible debt is ordinarily treated as a “single property” consisting of a pure debt interest until conversion, after which the investment becomes an equity interest. If the security is issued at a premium (i.e., for cash in excess of the face amount payable on retirement), the creditor-holder may amortize the premium over the life of the bond. If the security is issued for cash at a price below its face amount, the creditor-holder must accrue original issue discount in income over the life of the debt. The creditor-holder's exercise of the conversion privilege is treated as a nontaxable event. Mandatorily convertible debt (e.g., an exchange-traded note or ETN issued in the form of an unsecured obligation that pays a return based on the performance of a specified market index, exchange currency, or commodity) is often, but not always, treated as a contract to buy or sell the reference property rather than debt. Similarly, convertible preferred stock with a mandatory conversion feature is ordinarily, but not always, treated as equity rather than debt. Dividends received generally are qualified dividend income and eligible for the corporate dividends-received deduction. In general, conversion of preferred stock for common stock of the same corporation is tax-free. Conversion of preferred stock for cash is a taxable redemption. Any redemption premium for preferred stock that is redeemable by the issuing company might be required to be amortized under original issue discount principles.

Investments in securities of uncertain tax character. A fund may invest in securities the US federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by a fund, it could affect the timing or character of income recognized by the fund, requiring the fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Internal Revenue Code.

Backup Withholding. By law, the Fund may be required to withhold a portion of your taxable dividends and sales proceeds unless you:

•
provide your correct social security or taxpayer identification number,

•
certify that this number is correct,

•
certify that you are not subject to backup withholding, and

•
certify that you are a US person (including a US resident alien).

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 24% of any distributions or proceeds paid. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's US federal income tax liability, provided the appropriate information is furnished to the IRS. Certain payees and payments are exempt from backup withholding and information reporting. The special US tax certification requirements applicable to non-US investors to avoid backup withholding are described under the “Non-US Investors” heading below.

Non-US Investors. Non-US investors (shareholders who, as to the US, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to US withholding and estate tax and are subject to special US tax certification requirements. Non-US investors should consult their tax advisors about the applicability of US tax withholding and the use of the appropriate forms to certify their status.

In general. The US imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on US source dividends, including on income dividends paid to you by the Fund, subject to certain exemptions described below. However, notwithstanding such exemptions from US withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 24% if you fail to properly certify that you are not a US person.

Capital gain dividends. In general, capital gain dividends reported by the Fund to shareholders as paid from its net long-term capital gains, other than long-term capital gains realized on the disposition of US real property interests (see the discussion below), are not subject to US withholding tax unless you are a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends and short-term capital gain dividends. Generally, dividends reported by the Fund to shareholders as interest-related dividends and paid from its qualified net interest income from US sources are not subject to US withholding tax. “Qualified interest income” includes, in general, US source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company. Similarly, short-term capital gain dividends reported by the Fund to shareholders as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain US real property interests (see the discussion below), are not subject to US withholding tax unless you were a nonresident alien individual present in the US for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund's reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; foreign tax credits. Ordinary dividends paid by the Fund to non-US investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to US withholding tax. Foreign shareholders may be subject to US withholding

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Distributions and Taxes

tax at a rate of 30% on the income resulting from an election to pass through foreign tax credits to shareholders, but may not be able to claim a credit or deduction with respect to the withholding tax for the foreign tax treated as having been paid by them.

Income effectively connected with a US trade or business. If the income from the Fund is effectively connected with a US trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale or redemption of shares of the Fund will be subject to US federal income tax at the rates applicable to US citizens or domestic corporations and require the filing of a nonresident US income tax return.

Investment in US real property. The Foreign Investment in Real Property Tax Act of 1980 (“FIRPTA”) makes non-US persons subject to US tax on the disposition of a US real property interest (“USRPI”) as if he or she were a US person. Such gain is sometimes referred to as FIRPTA gain. The Fund may invest in equity securities of corporations that invest in USRPI, including US REITs, which may trigger FIRPTA gain to the Fund's non-US shareholders.

The Internal Revenue Code provides a look-through rule for distributions of FIRPTA gain when a RIC is classified as a qualified investment entity. A RIC will be classified as a qualified investment entity if, in general, 50% or more of the RIC's assets consist of interests in US REITs and other US real property holding corporations (“USRPHC”). If a RIC is a qualified investment entity and the non-US shareholder owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the FIRPTA distribution, the FIRPTA distribution to the non-US shareholder is treated as gain from the disposition of a USRPI, causing the distribution to be subject to US withholding tax at the corporate income tax rate (unless reduced by future regulations), and requiring the non-US shareholder to file a nonresident US income tax return. In addition, even if the non-US shareholder does not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, the FIRPTA distribution will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

FIRPTA “wash sale” rule. If the Fund is a qualified investment entity that is domestically controlled (i.e. less than 50% in value of the Fund has been owned directly or indirectly by non-US shareholders during the 5-year period ending on the date of disposition) and a non-US shareholder of the Fund (i) disposes of his interest in the Fund during the 30-day period preceding a FIRPTA distribution, (ii) acquires an identical stock interest during the 61-day period beginning the first day of such 30-day period preceding the FIRPTA distribution, and (iii) does not in fact receive the FIRPTA distribution in a manner that subjects the non-US shareholder to tax under FIRPTA, then the non-US shareholder is required to pay US tax on an amount equal to the amount of the distribution that was not taxed under FIRPTA as a result of the disposition. These rules also apply to substitute dividend payments and other similar arrangements; the portion of the substitute dividend or similar payment treated as FIRPTA gain equals the portion of the RIC distribution such payment is in lieu of that otherwise would have been treated as FIRPTA gain.

Gain on sale of Fund shares as FIRPTA gain. In addition, a sale or redemption of Fund shares will be FIRPTA gain to a non-US shareholder if the non-US shareholder owns more than 5% of a class of shares in the Fund and the Fund is otherwise considered a USRPHC, i.e. 50% or more of the Fund's assets consist of (1) more than 5% interests in publicly traded companies that are USRPHC, (2) interests in non-publicly traded companies that are USRPHC, and (3) interests in US REITs that are not controlled by US shareholders where the REIT shares are either not publicly traded or are publicly traded and the Fund owns more than 10%.

In the unlikely event that the Fund meets the requirements described above, the gain will be taxed as income “effectively connected with a US trade or business.” As a result, the non-US shareholder will be required to pay US income tax on such gain and file a nonresident US income tax return.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in US real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

US estate tax. Transfers by gift of shares of the Fund by a foreign shareholder who is a nonresident alien individual will not be subject to US federal gift tax. An individual who, at the time of death, is a non-US shareholder will nevertheless be subject to US federal estate tax with respect to Fund shares at the graduated rates applicable to US citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent's estate may nonetheless need to file a US estate tax return to claim the exemption in order to obtain a US federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the US federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to US situs assets with a value of $60,000). For estates with US situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent's US situs assets are below this threshold amount.

US tax certification rules. Special US tax certification requirements may apply to non-US shareholders both to avoid US backup withholding imposed at a rate of 24% and to obtain the benefits of any treaty between the US and the shareholder's country of residence. In general, if you are a non-US shareholder, you must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a US person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the US has an income tax treaty. A Form W-8 BEN provided without a US taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect. Certain payees and payments are exempt from backup withholding.

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The tax consequences to a non-US shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Non-US shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund, including the applicability of foreign tax.

Foreign Account Tax Compliance Act (“FATCA”). Under FATCA, the Fund will be required to withhold a 30% tax on income dividends made by the Fund to certain foreign entities, referred to as foreign financial institutions (“FFI”) or nonfinancial foreign entities (“NFFE”). After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Fund shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected). The FATCA withholding tax generally can be avoided: (a) by an FFI, if it reports certain direct and indirect ownership of foreign financial accounts held by US persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial US persons as owners or (ii) if it does have such owners, reporting information relating to them. The US Treasury has negotiated intergovernmental agreements (“IGA”) with certain countries and is in various stages of negotiations with a number of other foreign countries with respect to one or more alternative approaches to implement FATCA; an entity in one of those countries may be required to comply with the terms of an IGA instead of US Treasury regulations.

An FFI can avoid FATCA withholding if it is deemed compliant or by becoming a “participating FFI,” which requires the FFI to enter into a US tax compliance agreement with the IRS under section 1471(b) of the Internal Revenue Code (“FFI agreement”) under which it agrees to verify, report and disclose certain of its US accountholders and meet certain other specified requirements. The FFI will either report the specified information about the US accounts to the IRS, or, to the government of the FFI's country of residence (pursuant to the terms and conditions of applicable law and an applicable IGA entered into between the US and the FFI's country of residence), which will, in turn, report the specified information to the IRS. An FFI that is resident in a country that has entered into an IGA with the US to implement FATCA will be exempt from FATCA withholding provided that the FFI shareholder and the applicable foreign government comply with the terms of such agreement.

An NFFE that is the beneficial owner of a payment from the Fund can avoid the FATCA withholding tax generally by certifying that it does not have any substantial US owners or by providing the name, address and taxpayer identification number of each substantial US owner. The NFFE will report the information to the Fund or other applicable withholding agent, which will, in turn, report the information to the IRS.

Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by US Treasury regulations, IGAs, and other guidance regarding FATCA. An FFI or NFFE that invests in the Fund will need to provide the Fund with documentation properly certifying the entity's status under FATCA in order to avoid FATCA withholding. Non-US investors should consult their own tax advisors regarding the impact of these requirements on their investment in the Fund. The requirements imposed by FATCA are different from, and in addition to, the US tax certification rules to avoid backup withholding described above. Shareholders are urged to consult their tax advisors regarding the application of these requirements to their own situation.

Effect of Future Legislation; Local Tax Considerations. The foregoing general discussion of US federal income tax consequences is based on the Internal Revenue Code and the regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes, including provisions of current law that sunset and thereafter no longer apply, or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein. Rules of state and local taxation of ordinary income, qualified dividend income, and capital gain dividends may differ from the rules for US federal income taxation described above. Distributions may also be subject to additional state, local, and foreign taxes depending on each shareholder's particular situation. Non-US shareholders may be subject to US tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Performance Information

To obtain the Funds' most current performance information, please call 800 523-1918 or visit our website at delawarefunds.com/performance.

Performance quotations represent the Funds' past performance and should not be considered as representative of future results. The Funds will calculate their performance in accordance with the requirements of the rules and regulations under the 1940 Act, or any other applicable US securities laws, as they may be revised from time to time by the SEC.

Financial Statements

PricewaterhouseCoopers LLP (“PwC”), which is located at 2001 Market Street, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Trust and, in its capacity as such, audits the annual financial statements contained in the Trust's Annual Report. The Trust's Statements of Assets and Liabilities, Schedules of Investments, Statements of Operations, Statements of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, as well as the report of PwC, for the fiscal year ended September 30, 2021, are included in the Fund's Annual Report to shareholders. The financial statements and Financial Highlights, the notes relating thereto and the report of PwC listed above are incorporated by reference from the Annual Report into this SAI.

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Principal Holders

As of December 31, 2021, management believes the following shareholders held of record 5% or more of the outstanding shares of each class of each Fund. Management does not have knowledge of beneficial owners.

Class	Name and Address of Account	Percentage
Delaware Covered Call Strategy Fund Class A	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	6.80%
	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	21.55%
Delaware Covered Call Strategy Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.48%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	9.25%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	36.42%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	33.95%
	MORI & CO 922 WALNUT ST MAILSTOP TBTS 2 KANSAS CITY MO 64106	6.01%
Delaware Covered Call Strategy Fund Class R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	24.99%
	PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	73.87%
Delaware Equity Income Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	20.07%
Delaware Equity Income Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	7.79%

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Class	Name and Address of Account	Percentage
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	9.25%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	8.08%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	30.89%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	8.13%
	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	22.55%
Delaware Equity Income Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	36.92%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	63.08%
Delaware Global Equity Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	19.93%
Delaware Global Equity Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	59.36%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.01%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	6.27%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	12.02%

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Principal Holders

Class	Name and Address of Account	Percentage
Delaware Global Equity Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	48.67%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	46.39%
Delaware Growth and Income Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	25.93%
Delaware Growth and Income Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	44.59%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	10.25%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	8.52%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY NJ 07399-0002	10.40%
	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG FL 33713	7.94%
	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	6.79%
Delaware Growth and Income Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN: MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	71.36%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	28.64%
Delaware Hedged U.S. Equity Opportunities Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	14.36%

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Class	Name and Address of Account	Percentage
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	9.34%
Delaware Hedged U.S. Equity Opportunities Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	80.30%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	9.02%
Delaware Hedged U.S. Equity Opportunities Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	17.36%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	82.64%
Delaware Opportunity Fund Class A	SAMMONS RETIREMENT SOLUTION 4546 CORPORATE DR. STE 100 WEST DES MOINES, IA 50266	9.58%
	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	23.98%
Delaware Opportunity Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	29.00%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.77%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	35.89%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07399	12.13%
	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	10.30%

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Principal Holders

Class	Name and Address of Account	Percentage
Delaware Opportunity Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	79.68%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA PA 19106-2354	20.32%
Delaware Premium Income Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	12.75%
Delaware Premium Income Fund Institutional Class	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	5.25%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	13.73%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	51.57%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	19.91%
Delaware Premium Income Fund Class R6	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	100.00%
Delaware Growth Equity Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	23.45%
Delaware Growth Equity Fund Institutional Class	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	59.09%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	16.55%

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Class	Name and Address of Account	Percentage
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	11.94%
Delaware Growth Equity Fund Class R6	DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH STREET DES MOINES, IA 50392	77.39%
	MATRIX TRUST COMPANY CUST. FBO PENSERV PENSELECT SMARTSAV 717 17TH STREET SUITE 1300 DENVER CO 80202	17.25%
Delaware Total Return Fund Class A	MATRIX TRUST COMPANY CUST. FBO PEN SERV DELAWARE/FORESTERS 717 17TH ST STE 1300 DENVER CO 80202-3304	20.62%
Delaware Total Return Fund Institutional Class	SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DRIVE OAKS PA 19456	35.13%
	CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	18.48%
	PERSHING LLC 1 PERSHING PLAZA JERSEY CITY, NJ 07303	11.08%
	LPL FINANCIAL 4707 EXECUTIVE DR SAN DIEGO CA 92121	19.39%
	NATIONAL FINANCIAL SERVICES LLC (FBO) OUR CUSTOMERS ATTN MUTUAL FUNDS DEPARTMENT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY NJ 07310	6.49%
Delaware Total Return Fund Class R6	CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105	29.09%
	MACQUARIE INVESTMENT MANAGEMENT ADVISORS 100 INDEPENDENCE 610 MARKET STREET 7TH FLOOR PHILADELPHIA, PA 19106-2354	34.36%

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Principal Holders

Class	Name and Address of Account	Percentage
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST, INC. WOOSTER CITY SCHOOL DISTRICT 403(B) 717 17TH STREET, SUITE 1300 DENVER CO 80202	36.55%

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Appendix A — Description of Ratings

Corporate Obligation Ratings

Moody's Investment Grade

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

Moody's Below Investment Grade

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospect for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

Investment Grade

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Below Investment Grade

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

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Appendix A — Description of Ratings

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from “AA” to “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P®

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the US, for example, that means obligations with an original maturity of no more than 365 days — including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

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Appendix B — Proxy Voting Policies — Smith

1. Routine/Miscellaneous

Adjourn Meeting

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

Vote FOR proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

Vote FOR management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote AGAINST shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

Vote AGAINST proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

Vote CASE-BY-CASE on the issue of auditor indemnification and limitation of liability. Factors to be assessed include but are not limited to:

The terms of the auditor agreement--the degree to which these agreements impact shareholders' rights;

The motivation and rationale for establishing the agreements;

The quality of the company's disclosure; and

The company's historical practices in the audit area.

Vote AGAINST or WITHHOLD from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

An auditor has a financial interest in or association with the company, and is therefore not independent;

There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company's financial position;

Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•
Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

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Appendix B — Proxy Voting Policies — Smith

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non- audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non- audit services.

Shareholder Proposals on Audit Firm Rotation

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

The tenure of the audit firm;

The length of rotation specified in the proposal;

Any significant audit-related issues at the company;

The number of Audit Committee meetings held each year;

The number of financial experts serving on the committee; and

Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

1.

Board Accountability: Practices that promote accountability include: transparency into a company's governance practices; annual board elections; and providing shareholders the ability to remove problematic directors and to vote on takeover defenses or other charter/bylaw amendments. These practices help reduce the opportunity for management entrenchment.

2.

Board Responsiveness: Directors should be responsive to shareholders, particularly in regard to shareholder proposals that receive a majority vote and to tender offers where a majority of shares are tendered. Furthermore, shareholders should expect directors to devote sufficient time and resources to oversight of the company.

3.	Director Independence: Without independence from management, the board may be unwilling or unable to effectively set company strategy and scrutinize performance or executive compensation.
4.

Director Competence: Companies should seek directors who can add value to the board through specific skills or expertise and who can devote sufficient time and commitment to serve effectively. While directors should not be constrained by arbitrary limits such as age or term limits, directors who are unable to attend board and committee meetings or who are overextended (i.e., serve on too many boards) may be unable to effectively serve in shareholders' best interests.

1. Board Accountability

Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):

Problematic Takeover Defenses

Classified Board Structure:

1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company's four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company's operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

•
A classified board structure;

•
A supermajority vote requirement;

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1 A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.

•
Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;

•
The inability of shareholders to call special meetings;

•
The inability of shareholders to act by written consent;

•
A dual-class capital structure; and/or

•
A non-shareholder-approved poison pill.

Poison Pills:

1.3. The company has a poison pill that was not approved by shareholders2. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

1.4. The board makes a material adverse change to an existing poison pill including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Restricting Binding Shareholder Proposals:

Generally vote against or withhold from the members of the governance committee if:

1.5. The company's governing documents impose undue restrictions on shareholders' ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.6. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

1.7. The company receives an adverse opinion on the company's financial statements from its auditor; or

1.8. There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.9. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company's efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

1.10. There is a significant misalignment between CEO pay and company performance (pay for performance);

______________
2 Public shareholders only, approval prior to a company's becoming public is insufficient.

1.11. The company maintains significant problematic pay practices;

1.12. The board exhibits a significant level of poor communication and responsiveness to shareholders;

1.13. The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company's declared frequency of say on pay; or

1.14. The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

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Appendix B — Proxy Voting Policies — Smith

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a patter (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Unilateral Bylaw/Charter Amendments and Problematic Governance & Capital Structures

1.15. Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

•
The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;

•
Disclosure by the company of any significant engagement with shareholders regarding the amendment;

•
The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;

•
The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;

•
The company's ownership structure;

•
The company's existing governance provisions;

•
The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and,

•
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by- case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:

•
Classified the board;

•
Adopted supermajority vote requirements to amend the bylaws or charter; or

•
Eliminated shareholders' ability to amend bylaws.

1.16. For newly public companies3, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

•
Supermajority vote requirements to amend the bylaws or charter;

•
A classified board structure; or

•
Other egregious provisions.

•
A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

______________
3 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

1.17. For newly public companies, generally vote against or withhold from the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company's lifespan, its post-IPO ownership structure and the board's disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

1.18. Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

•
The presence of a shareholder proposal addressing the same issue on the same ballot;

•
The board's rationale for seeking ratification;

•
Disclosure of actions to be taken by the board should the ratification proposal fail;

•
Disclosure of shareholder engagement regarding the board's ratification request;

•
The level of impairment to shareholders' rights caused by the existing provision;

•
The history of management and shareholder proposals on the provision at the company's past meetings;

•
Whether the current provision was adopted in response to the shareholder proposal;

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•
The company's ownership structure; and

•
Previous use of ratification proposals to exclude shareholder proposals.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.19. Material failures of governance, stewardship, risk oversight4, or fiduciary responsibilities at the company;

1.20. Failure to replace management as appropriate; or

1.21. Egregious actions related to a director's service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote AGAINST or WITHHOLD from individual directors, committee members, or the entire board of directors as appropriate if:

2.1. The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

•
Disclosed outreach efforts by the board to shareholder in the wake of the vote;

•
Rationale provided in the proxy statement for the level of implementation;

•
The subject matter of the proposal;

•
The level of support for and opposition to the resolution in past meetings;

•
Actions taken by the board in response to the majority vote and its engagement with shareholders;

•
The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and

•
Other factors appropriate.

2.2. The board failed to act on takeover offers where the majority of shares are tendered;

2.3. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or

2.4. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

Vote CASE-BY-CASE on the entire board if:

2.5. The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:

•
The board's rationale for selecting a frequency that is different from the frequency that received a plurality;

•
The company's ownership structure and vote results;

•
SAMG analysis of whether there are compensation concerns or a history of problematic compensation practices; and

•
The previous year's support level on the company's say-on-pay proposal.

3. Composition

Attendance at Board and Committee Meetings:

3.1. Generally vote AGAINST or WITHHOLD from directors (except nominees who served only part of the fiscal year) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

○
Medical issues/illness;

○
Family emergencies; and

______________
4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

○
Missing only one meeting (when the total of all meetings is three or fewer).

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Appendix B — Proxy Voting Policies — Smith

3.2. In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

3.3. If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Generally vote against or withhold from individual directors who:

3.4. Sit on more than five public company boards; or

3.5. Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards.5

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

3.6. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

3.7. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

3.8. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

3.9. Independent directors make up less than a majority of the directors.

Diversity:

For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. Mitigating factors include:

3.10. Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;

3.11. The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or

3.12. Other relevant factors as applicable.

4. Independence

Attendance at Board and Committee Meetings:

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

4.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

4.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

4.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

4.4. Independent directors make up less than a majority of the directors

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5 Although all of a CEO's subsidiary boards will be counted as separate boards, SAMG will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

2019 SAMG Categorization of Directors

1. Executive Director

1.1. Current employee or current officeri of the company or one of its affiliatesii.

2. Affiliated Outside Director (AO) Non-Independent Non-Executive Director

Board Identification

2.1 Director identified as not independent by the board.

Controlling/Significant Shareholder

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Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of the group).

Former CEO/Interim Officer

2.2. Former CEO of the companyiii,iv.

2.3. Former CEO of an acquired company within the past five yearsiv.

2.4. Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer's employment agreement will be madev.

Non-CEO Executives

2.5. Former officeri of the company, an affiliateii or an acquired firm within the past five years.

2.6. Officeri of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.

2.7. Officeri, former officer, or general or limited partner of a joint venture or partnership with the company.

Family Members

2.8. Immediate family membervi of a current or former officeri of the company or its affiliatesii within the last five years.

2.9. Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non- Section 16 officer in a key strategic role).

Transactional, Professional, Financial, and Charitable Relationships

2.10. Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.11. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.

2.12. Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.13. Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

2.14. Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.

Other Relationships

2.15. Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.

2.16. Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committeex.

2.17. Founderxi of the company but not currently an employee.

2.18. Any materialxii relationship with the company.

3. Independent Director

3.1 No materialxii connection to the company other than a board seat.

i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

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Appendix B — Proxy Voting Policies — Smith

ii “Affiliate” includes a subsidiary, sibling company, or parent company. SAMG uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

iii Includes any former CEO of the company prior to the company's initial public offering (IPO).

iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, SAMG will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director's independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

v SAMG will look at the terms of the interim officer's employment contract to determine if it contains severance pay, long- term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non- temporary CEOs. SAMG will also consider if a formal search process was under way for a full-time officer at the time.

vi “Immediate family member” follows the SEC's definition of such and covers spouses, parents, children, step-parents, step- children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient's gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient's gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, SAMG will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

x Interlocks include: executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause SAMG to deem the founder as an independent outsider.

xii For purposes of SAMG's director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.

OTHER BOARD-RELATED PROPOSALS

Age/Term Limits

Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

AI-FOR 1/22

Board Size

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:

The reasonableness/scope of the request; and

The company's existing disclosure on its current CEO succession planning process.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting.

Generally vote FOR shareholder proposals to restore or provide for cumulative voting unless:

The company has proxy access, thereby allowing shareholders to nominate directors to the company's ballot; and

The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:

•
Eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

•
Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

•
Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company's board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

If only the director's legal expenses would be covered.

Establish/Amend Nominee Qualifications

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

The company's board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company's existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company's disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal.

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Appendix B — Proxy Voting Policies — Smith

Establish Other Board Committee Proposals

Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

Level of disclosure regarding the issue for which board oversight is sought;

Company performance related to the issue for which board oversight is sought;

Board committee structure compared to that of other companies in its industry sector; and

The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies. Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

•
The scope and rationale of the proposal;

•
The company's current board leadership structure;

•
The company's governance structure and practices;

•
Company performance; and

•
Any other relevant factors that may be applicable.

The following factors will increase the likelihood of a “for” recommendation:

•
A majority non-independent board and/or the presence of non-independent directors on key board committees;

•
A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;

•
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;

•
Evidence that the board has failed to oversee and address material risks facing the company;

•
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or

•
Evidence that the board has failed to intervene when management's interests are contrary to shareholders' interests.

Majority of Independent Directors/Establishment of Independent Committees

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by SAMG definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for a plurality vote standard in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

AI-FOR 1/22

Proxy Access

Generally vote for management and shareholder proposals for proxy access with the following provisions:

•
Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;

•
Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;

•
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;

•
Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Require More Nominees than Open Seats

Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

Generally vote FOR shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

Effectively disclosed information with respect to this structure to its shareholders;

Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

The company has an independent chairman or a lead director. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access—Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

Long-term financial performance of the target company relative to its industry;

Management's track record;

Background to the proxy contest;

Qualifications of director nominees (both slates);

Strategic plan of dissident slate and quality of critique against management;

Likelihood that the proposed goals and objectives can be achieved (both slates);

Stock ownership positions.

When the addition of shareholder nominees to the management card (“proxy access nominees”) results in a number of nominees on the management card which exceeds the number of seats available for election, vote CASE-BY-CASE considering the same factors listed above.

Vote-No Campaigns

In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

SAMG does not support management proposals requiring advance notice for shareholder proposals or nominations.

Amend Bylaws without Shareholder Consent

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

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Appendix B — Proxy Voting Policies — Smith

Confidential Voting

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Exclusive Venue

Bylaw provisions impacting shareholders' ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders' litigation rights, taking into account factors such as:

•
The company's stated rationale for adopting such a provision;

•
Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;

•
The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and

•
Governance features such as shareholders' ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful). Unilateral adoption by the board of bylaw provisions which affect shareholders' litigation rights will be evaluated under SAMG's policy on Unilateral Bylaw/Charter Amendments.

Fair Price Provisions

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

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Freeze-Out Provisions

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•
The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);

•
The value of the NOLs;

•
Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•
Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.

Management Proposals to Ratify a Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

No lower than a 20% trigger, flip-in or flip-over;

A term of no more than three years;

No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company's existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•
The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);

•
The value of the NOLs;

•
Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

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Appendix B — Proxy Voting Policies — Smith

•
The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•
Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

The election of fewer than 50% of the directors to be elected is contested in the election;

One or more of the dissident's candidates is elected;

Shareholders are not permitted to cumulate their votes for directors; and

The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

Management or shareholder proposals to change a company's state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:

Reasons for reincorporation;

Comparison of company's governance practices and provisions prior to and following the reincorporation; and

Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•
Shareholders' current right to act by written consent;

•
The consent threshold;

•
The inclusion of exclusionary or prohibitive language;

•
Investor ownership structure; and

•
Shareholder support of, and management's response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

•
An unfettered6 right for shareholders to call special meetings at a 10 percent threshold;

•
A majority vote standard in uncontested director elections;

•
No non-shareholder-approved pill; and

•
An annually elected board.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders' ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•
Shareholders' current right to call special meetings;

•
Minimum ownership threshold necessary to call special meetings (10% preferred);

•
The inclusion of exclusionary or prohibitive language;

•
Investor ownership structure; and

•
Shareholder support of, and management's response to, previous shareholder proposals.

AI-FOR 1/22

Stakeholder Provisions

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

____________________
6 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

State Antitakeover Statutes

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•
Ownership structure;

•
Quorum requirements; and

•
Vote requirements.

Management Proposals to Ratify Existing Charter or Bylaw Provisions

Generally vote AGAINST management proposals to ratify provisions of the company's existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

•
The presence of a shareholder proposal addressing the same issue on the same ballot;

•
The board's rationale for seeking ratification;

•
Disclosure of actions to be taken by the board should the ratification proposal fail;

•
Disclosure of shareholder engagement regarding the board's ratification request;

•
The level of impairment to shareholders' rights caused by the existing provision;

•
The history of management and shareholder proposals on the provision at the company's past meetings;

•
Whether the current provision was adopted in response to the shareholder proposal;

•
The company's ownership structure; and

•
Previous use of ratification proposals to exclude shareholder proposals.

4. Capital/restructuring

Capital

Adjustments to Par Value of Common Stock

Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote FOR management proposals to eliminate par value.

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

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Appendix B — Proxy Voting Policies — Smith

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•
Past Board Performance:

○
The company's use of authorized shares during the last three years

•
The Current Request:

○
Disclosure in the proxy statement of the specific purposes of the proposed increase;

○
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and

○
The dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

The company discloses a compelling rationale for the dual-class capital structure, such as:

○
The company's auditor has concluded that there is substantial doubt about the company's ability to continue as a going concern; or

○
The new class of shares will be transitory;

The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and

The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

Preemptive Rights

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:

•
The size of the company;

•
The shareholder base; and

•
The liquidity of the stock.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•
Past Board Performance:

○
The company's use of authorized preferred shares during the last three years;

•
The Current Request:

○
Disclosure in the proxy statement of the specific purposes for the proposed increase;

○
Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;

○
In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by SAMG (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and

○
Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

AI-FOR 1/22

Recapitalization Plans

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

More simplified capital structure;

Enhanced liquidity;

Fairness of conversion terms;

Impact on voting power and dividends;

Reasons for the reclassification;

Conflicts of interest; and

Other alternatives considered.

Reverse Stock Splits

Vote FOR management proposals to implement a reverse stock split if:

•
The number of authorized shares will be proportionally reduced; or

•
The effective increase in authorized shares is equal to or less than the allowable increase calculates in accordance with ISS' Common Stock Authorization policy.

Vote CASE-BY-CASE on proposals that do not meet either of the above conditions, taking into consideration the following factors:

•
Stock exchange notification to the company of a potential delisting;

•
Disclosure of substantial doubt about the company's ability to continue as a going concern without additional financing;

•
The company's rationale; or

•
Other factors applicable.

Share Repurchase Programs

For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company specific concerns regarding:

•
Greenmail,

•
The use of buybacks to inappropriately manipulate incentive compensation metrics;

•
Threats to the company's long-term viability, or

•
Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Stock Distributions: Splits and Dividends

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with SAMG' Common Stock Authorization policy.

Tracking Stock

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

Adverse governance changes;

Excessive increases in authorized capital stock;

Unfair method of distribution;

Diminution of voting rights;

Adverse conversion features;

Negative impact on stock option plans; and

Alternatives such as spin-off.

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Appendix B — Proxy Voting Policies — Smith

RESTRUCTURING

Appraisal Rights

Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

Purchase price;

Fairness opinion;

Financial and strategic benefits;

How the deal was negotiated;

Conflicts of interest;

Other alternatives for the business;

Non-completion risk.

Asset Sales

Vote CASE-BY-CASE on asset sales, considering the following factors:

Impact on the balance sheet/working capital;

Potential elimination of diseconomies;

Anticipated financial and operating benefits;

Anticipated use of funds;

Value received for the asset;

Fairness opinion;

How the deal was negotiated;

Conflicts of interest.

Bundled Proposals

Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•
Dilution to existing shareholders' positions;

•
Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;

•
Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;

•
Management's efforts to pursue other alternatives;

•
Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and

•
Conflict of interest - arm's length transaction, managerial incentives.

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Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

The reasons for the change;

Any financial or tax benefits;

Regulatory benefits;

Increases in capital structure; and

Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

Vote CASE-BY-CASE on going private transactions, taking into account the following:

Offer price/premium;

Fairness opinion;

How the deal was negotiated;

Conflicts of interest;

Other alternatives/offers considered; and

Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

○
Are all shareholders able to participate in the transaction?

○
Will there be a liquid market for remaining shareholders following the transaction?

○
Does the company have strong corporate governance?

○
Will insiders reap the gains of control following the proposed transaction?

○
Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

Percentage of assets/business contributed;

Percentage ownership;

Financial and strategic benefits;

Governance structure;

Conflicts of interest;

Other alternatives; and

Non-completion risk.

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Appendix B — Proxy Voting Policies — Smith

Liquidations

Vote CASE-BY-CASE on liquidations, taking into account the following:

Management's efforts to pursue other alternatives;

Appraisal value of assets; and

The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•
Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•
Dilution to existing shareholders' position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company's stock price that must occur to trigger the dilutive event.

•
Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):

○
The terms of the offer should be weighed against the alternatives of the company and in light of company's financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

○
When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•
Financial issues:

○
The company's financial condition;

○
Degree of need for capital;

○
Use of proceeds;

○
Effect of the financing on the company's cost of capital;

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○
Current and proposed cash burn rate;

○
Going concern viability and the state of the capital and credit markets.

•
Management's efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

•
Control issues:

○
Change in management;

○
Change in control;

○
Guaranteed board and committee seats;

○
Standstill provisions;

○
Voting agreements;

○
Veto power over certain corporate actions; and

○
Minority versus majority ownership and corresponding minority discount or majority control premium

•
Conflicts of interest:

○
Conflicts of interest should be viewed from the perspective of the company and the investor.

○
Were the terms of the transaction negotiated at arm's length? Are managerial incentives aligned with shareholder interests?

•
Market reaction:

○
The market's response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

Estimated value and financial prospects of the reorganized company;

Percentage ownership of current shareholders in the reorganized company;

Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);

The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s); Existence of a superior alternative to the plan of reorganization; and

Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:

•
Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•
Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•
Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

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Appendix B — Proxy Voting Policies — Smith

•
Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•
Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•
Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•
Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Vote CASE-BY-CASE on SPAC extension proposals taking into account the length of the requested extension, the status of any pending transaction(s) or progression of the acquisition process, any added incentive for non-redeeming shareholders, and any prior extension requests.

•
Length of request: Typically, extension requests range from two to six months, depending on the progression of the SPAC's acquisition process.

•
Pending transaction(s) or progression of the acquisition process: Sometimes an initial business combination was already put to a shareholder vote, but, for varying reasons, the transaction could not be consummated by the termination date and the SPAC is requesting an extension. Other times, the SPAC has entered into a definitive transaction agreement, but needs additional time to consummate or hold the shareholder meeting.

•
Added incentive for non-redeeming shareholders: Sometimes the SPAC sponsor (or other insiders) will contribute, typically as a loan to the company, additional funds that will be added to the redemption value of each public share as long as such shares are not redeemed in connection with the extension request. The purpose of the “equity kicker” is to incentivize shareholders to hold their shares through the end of the requested extension or until the time the transaction is put to a shareholder vote, rather than electing redemption at the extension proposal meeting.

•
Prior extension requests: Some SPACs request additional time beyond the extension period sought in prior extension requests.

Spin-offs

Vote CASE-BY-CASE on spin-offs, considering:

Tax and regulatory advantages;
Planned use of the sale proceeds;
Valuation of spinoff;
Fairness opinion;
Benefits to the parent company;
Conflicts of interest;
Managerial incentives;
Corporate governance changes;
Changes in the capital structure.

Value Maximization Shareholder Proposals

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

Hiring a financial advisor to explore strategic alternatives;
Selling the company; or
Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•
Prolonged poor performance with no turnaround in sight;

•
Signs of entrenched board and management (such as the adoption of takeover defenses);

•
Strategic plan in place for improving value;

•
Likelihood of receiving reasonable value in a sale or dissolution; and

•
The company actively exploring its strategic options, including retaining a financial advisor.

5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

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1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers' pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

There is a significant misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

•
There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;

•
The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;

•
The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or

•
The situation is egregious.

Vote AGAINST an equity plan on the ballot if:

A pay for performance misalignment is found, and a significant portion of the CEO's misaligned pay is attributed to non- performance-based equity awards, taking into consideration:

○
Magnitude of pay misalignment;

○
Contribution of non-performance-based equity grants to overall pay; and

○
The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer (NEO) level.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

SAMG annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 index, this analysis considers the following:

1. Peer Group7 Alignment:

•
The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.

•
The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.

•
The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2. Absolute Alignment - the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years - i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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Appendix B — Proxy Voting Policies — Smith

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of non-Russell 3000 index companies, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, if they are relevant to the analysis to determine how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•
The ratio of performance- to time-based equity awards;

•
The overall ratio of performance-based compensation;

•
The completeness of disclosure and rigor of performance goals;

•
The company's peer group benchmarking practices;

•
Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;

•
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);

•
Realizable pay compared to grant pay; and

•
Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•
Problematic practices related to non-performance-based compensation elements;

____________________
7 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company's selected peers' GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company's.

•
Incentives that may motivate excessive risk-taking;

•
and Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•
Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);

•
Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;

•
New or extended agreements that provide for:

○
CIC payments exceeding 3 times base salary and average/target/most recent bonus;

○
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);

○
CIC payments with excise tax gross-ups (including “modified” gross-ups).

•
Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•
Multi-year guaranteed bonuses;

•
A single or common performance metric used for short- and long-term plans;

•
Lucrative severance packages;

•
High pay opportunities relative to industry peers;

•
Disproportionate supplemental pensions; or

•
Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

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Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board's responsiveness to investor input and engagement on compensation issues:

Failure to respond to majority-supported shareholder proposals on executive pay topics; or

Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:

•
The company's response, including:

○
Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

○
Specific actions taken to address the issues that contributed to the low level of support;

○
Other recent compensation actions taken by the company;

•
Whether the issues raised are recurring or isolated;

•
The company's ownership structure; and

•
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•
Single- or modified-single-trigger cash severance;

•
Single-trigger acceleration of unvested equity awards;

•
Excessive cash severance (>3x base salary and bonus);

•
Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);

•
Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or

•
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

•
The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company's advisory vote on compensation (management say-on-pay), SAMG will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote case-by-case on equity-based compensation plans8 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated in three pillars:

Plan Cost: The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

•
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

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Appendix B — Proxy Voting Policies — Smith

•
SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•
Automatic single-triggered award vesting upon a change in control (CIC);

•
Discretionary vesting authority;

•
Liberal share recycling on various award types;

•
Minimum vesting period for grants made under the plan.

Grant Practices:

•
The company's three year burn rate relative to its industry/market cap peers;

•
Vesting requirements in most recent CEO equity grants (3-year look-back);

•
An additional version of the model will also be developed for companies that recently IPO'd or emerged from bankruptcy, where the burn-rate factor does not apply, per current policy.

•
The estimated duration of the plan based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years;

•
The proportion of the CEO's most recent equity grants/awards subject to performance conditions;

•
Whether the company maintains a claw-back policy;

•
Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following apply:

•
Awards may vest in connection with a liberal change-of-control definition;

•
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it - for NYSE and Nasdaq listed companies - or by not prohibiting it when the company has a history of repricing - for non-listed companies);

•
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;

•
The plan is excessively dilutive to shareholders' holdings;

•
The plan contains an evergreen (automatic share replenishment) feature; or

•
Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

____________________
8 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

Shareholder Value Transfer (SVT)

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards. Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark. The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's benchmark.9

Grant Practices

Three-Year Burn Rate

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Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company's GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year's burn-rate benchmark.

Egregious Factors

Liberal Definition of Change in Control

Generally vote AGAINST equity plans if the plan has a liberal definition of change in control (it provides for the acceleration of vesting of equity awards even though an actual change in control may not occur) and the equity awards would automatically vest upon such liberal definition of change-in-control. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions

Vote AGAINST plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval. “Repricing” includes the ability to do any of the following:

•
Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;

____________________
9 For plans evaluated under the Equity Plan Scorecard policy, the company's SVT benchmark is considered along with other factors.

Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

If a significant portion of the CEO's misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, SAMG may vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•
Magnitude of pay misalignment;

Contribution of non-performance-based equity grants to overall pay; and

The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights

Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Liberal Share Recycling Provisions

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)

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Appendix B — Proxy Voting Policies — Smith

For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Option Overhang Cost

Companies with sustained positive stock performance and high overhang cost attributable to in-the-money options outstanding in excess of six years may warrant a carve-out of these options from the overhang as long as the dilution attributable to the new share request is reasonable and the company exhibits sound compensation practices. Consider CASE-BY-CASE a carve-out of a portion of cost attributable to overhang, considering the following criteria:

•
Performance: Companies with sustained positive stock performance will merit greater scrutiny. Five-year total shareholder return (TSR), year-over-year performance, and peer performance could play a significant role in this determination.

•
Overhang Disclosure: Assess whether optionees have held in-the-money options for a prolonged period (thus reflecting their confidence in the prospects of the company). Note that this assessment would require additional disclosure regarding a company's overhang. Specifically, the following disclosure would be required:

○
The number of in-the-money options outstanding in excess of six or more years with a corresponding weighted average exercise price and weighted average contractual remaining term;

○
The number of all options outstanding less than six years and underwater options outstanding in excess of six years with a corresponding weighted average exercise price and weighted average contractual remaining term;

○
The general vesting provisions of option grants; and

○
The distribution of outstanding option grants with respect to the named executive officers;

•
Dilution: Calculate the expected duration of the new share request in addition to all shares currently available for grant under the equity compensation program, based on the company's three-year average burn rate (or a burn- rate commitment that the company makes for future years). The expected duration will be calculated by multiplying the company's unadjusted (options and full-value awards accounted on a one-for-one basis) three-year average burn rate by the most recent fiscal year's weighted average shares outstanding (as used in the company's calculation of basic EPS) and divide the sum of the new share request and all available shares under the company's equity compensation program by the product. For example, an expected duration in excess of five years could be considered problematic; and

•
Compensation Practices: An evaluation of overall practices could include: (1) stock option repricing provisions, (2) high concentration ratios (of grants to top executives), or (3) additional practices outlined in the Poor Pay Practices policy.

Other Compensation Plans

401(k) Employee Benefit Plans

Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

Purchase price is at least 85 percent of fair market value;
Offering period is 27 months or less; and
The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
Purchase price is less than 85 percent of fair market value; or
Offering period is greater than 27 months; or
The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

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Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;
No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

Generally vote FOR proposals to approve or amend executive incentive bonus plans if the proposal:

Is only to include administrative features;

Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);

Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or

Covers cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST such proposals if:

The compensation committee does not fully consist of independent outsiders, per SAMG' director classification; or

The plan contains excessive problematic provisions.

Vote CASE-BY CASE on such proposals if:

In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company's allowable cap; or

A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company's initial public offering (IPO). Perform a full equity plan analysis, including consideration of total shareholder value transfer, burn rate (if applicable), repricing, and liberal change in control. Other factors such as pay-for-performance or problematic pay practices as related to Management Say-on-Pay may be considered if appropriate.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

Rationale for the re-pricing--was the stock price decline beyond management's control?

Is this a value-for-value exchange?

Are surrendered stock options added back to the plan reserve?

Option vesting--does the new option vest immediately or is there a black-out period?

Term of the option--the term should remain the same as that of the replaced option;

Exercise price--should be set at fair market or a premium to market;

Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company's stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

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Appendix B — Proxy Voting Policies — Smith

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, SAMG will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

Executive officers and non-employee directors are excluded from participating;

Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•
Eligibility;

•
Vesting;

•
Bid-price;

•
Term of options;

•
Cost of the program and impact of the TSOs on company's total option expense

•
Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

DIRECTOR COMPENSATION

Equity Plans for Non-Employee Directors

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on:

•
The total estimated cost of the company's equity plans relative to industry/market cap peers, measured by the company's allowable estimated Shareholder Value Transfer (SVT) based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants;

•
The company's three-year burn rate relative to its industry/market cap peers; and

•
The presence of any egregious plan features (such as an option repricing provision or liberal CIC vesting risk).

On occasion, director stock plans will exceed the plan cost or burn-rate benchmarks when combined with employee or executive stock plans. In such cases, vote case-by-case on the plan taking into consideration the following qualitative factors:

•
The relative magnitude of director compensation as compared to companies of a similar profile;

•
The presence of problematic pay practices relating to director compensation;

•
Director stock ownership guidelines and holding requirements;

•
Equity award vesting schedules;

•
The mix of cash and equity-based compensation;

•
Meaningful limits on director compensation;

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•
The availability of retirement benefits or perquisites; and

•
The quality of disclosure surrounding director compensation.

Shareholder Ratification of Director Pay Programs

Vote case-by-case on management proposals seeking ratification of non-employee director compensation, based on the following factors:

•
If the equity plan under which non-employee director grants are made is on the ballot, whether or not it warrants support; and

•
An assessment of the following qualitative factors:

○
The relative magnitude of director compensation as compared to companies of a similar profile;

○
The presence of problematic pay practices relating to director compensation;

○
Director stock ownership guidelines and holding requirements;

○
Equity award vesting schedules;

○
The mix of cash and equity-based compensation;

○
Meaningful limits on director compensation;

○
The availability of retirement benefits or perquisites; and

○
The quality of disclosure surrounding director compensation.

Non-Employee Director Retirement Plans

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

SHAREHOLDER PROPOSALS ON COMPENSATION

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan. However, the company's existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

The company's past practices regarding equity and cash compensation;

Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and

Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company's Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

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Appendix B — Proxy Voting Policies — Smith

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•
The percentage/ratio of net shares required to be retained;

•
The time period required to retain the shares;

•
Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;

•
Whether the company has any other policies aimed at mitigating risk taking by executives;

•
Executives' actual stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's existing requirements; and

•
Problematic pay practices, current and past, which may demonstrate a short-term versus long-term focus.

Non-Deductible Compensation

Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company's existing disclosure practices.

Pay for Performance

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

Second, assess the rigor of the company's performance-based equity program. If the bar set for the performance-based program is too low based on the company's historical or peer group comparison, generally vote FOR the proposal.

Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program's poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

Vote CASE-BY-CASE on shareholder proposals that request the board establish a pay-for-superior performance standard in the company's executive compensation plan for senior executives. These proposals generally include the following principles:

Set compensation targets for the plan's annual and long-term incentive pay components at or below the peer group median;

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Deliver a majority of the plan's target long-term compensation through performance-vested, not simply time-vested, equity awards;

Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

Establish performance targets for each plan financial metric relative to the performance of the company's peer companies;

Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company's performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

What aspects of the company's annual and long-term equity incentive programs are performance driven?

If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

Can shareholders assess the correlation between pay and performance based on the current disclosure?

What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K; Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;

Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;

Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;

An executive may not trade in company stock outside the 10b5-1 Plan.

Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company's compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses (Clawbacks)

Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. SAMG will take into consideration:

If the company has adopted a formal recoupment bonus policy;

If the company has chronic restatement history or material financial problems; or

If the company's policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

The triggering mechanism should be beyond the control of management;

The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);

Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

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Appendix B — Proxy Voting Policies — Smith

Share Buyback Holding Periods

Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding of all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals

Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

•
The company's current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);

•
Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

6. Social/Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short term or long term.

Generally vote CASE-BY-CASE, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will also be considered:

•
If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;

•
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

•
Whether the proposal's request is unduly burdensome (scope, timeframe, or cost) or overly prescriptive;

•
The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;

•
Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

•
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

•
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Animal Welfare

Animal Welfare Policies

Vote AGAINST proposals seeking a report on the company's animal welfare standards.

Animal Testing

Vote AGAINST proposals to phase out the use of animals in product testing.

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Animal Slaughter (Controlled Atmosphere Killing (CAK))

Vote AGAINST proposals requesting the implementation of CAK methods at company and/or supplier operations.

Vote AGAINST proposals requesting a report on the feasibility of implementing CAK methods at company and/or supplier operations.

Consumer Issues

Genetically Modified Ingredients

Vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients.

Vote AGAINST proposals asking for a report on the feasibility of labeling products containing GE ingredients.

Vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs).

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products.

Reports on Potentially Controversial Business/Financial Practices

Vote CASE-BY CASE on requests for reports on the company's potentially controversial business or financial practices or products taking into account:

•
Whether the company has adequately disclosed mechanisms in place to prevent abuses;

•
Whether the company has adequately disclosed the financial risks of the products/practices in question;

•
Whether the company has been subject to violations of related laws or serious controversies; and

•
Peer companies' policies/practices in this area.

Pharmaceutical Pricing, Access to Medicines, Product Reimportation, and Health Pandemics

Vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote AGAINST proposals requesting that the company evaluate report on their product pricing policies or their access to medicine policies.

Vote AGAINST proposals requesting that companies report on the financial and legal impact of their prescription drug reimportation policies.

Vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

Health Pandemics

Vote AGAINST requests for reports outlining the impact of health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu) on the company's operations and how the company is responding to the situation.

Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to health pandemics (such as HIV/AIDS, malaria, tuberculosis, and avian flu).

Product Safety and Toxic/Hazardous Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic/hazardous materials or product safety in its supply chain, unless:

The company already discloses similar information through existing reports such as a Supplier Code of Conduct and/or a sustainability report;

The company has formally committed to the implementation of a toxic/hazardous materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

The company has not been recently involved in relevant significant controversies, significant fines, or litigation.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phase-out of certain toxic/hazardous materials, or evaluate and disclose the potential financial and legal risks associated with utilizing certain materials, considering:

The company's current level of disclosure regarding its product safety policies, initiatives and oversight mechanisms. Current regulations in the markets in which the company operates; and
Recent significant controversies, litigation, or fines stemming from toxic/hazardous materials at the company.

Generally vote AGAINST resolutions requiring that a company reformulate its products.

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Appendix B — Proxy Voting Policies — Smith

Tobacco-Related Proposals

Vote AGAINST resolutions regarding the advertisement of tobacco products.

Vote AGAINST proposals regarding second-hand smoke.

Vote AGAINST resolutions to cease production of tobacco-related products, to avoid selling products to tobacco companies, to spin-off tobacco-related businesses, or prohibit investment in tobacco equities. Such business decisions are better left to company management or portfolio managers.

Generally vote AGAINST proposals regarding tobacco product warnings. Such decisions are better left to public health authorities.

CLIMATE CHANGE AND THE ENVIRONMENT

Climate Change/Greenhouse Gas (GHG) Emissions

Vote AGAINST resolutions requesting that a company disclose information on the impact of climate change on the company's operations and investments.

Vote AGAINST proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations.

Vote AGAINST proposals that call for the adoption of GHG reduction goals from products and operations.

General Environmental Proposals and Community Impact Assessments, Concentrated Area Feeding Operations

General Environmental Proposals and Community Impact Assessments

Vote AGAINST requests for reports outlining policies and/or the potential (community) social and/or environmental impact of company operations.

Concentrated Area Feeding Operations (CAFOs)

Vote AGAINST resolutions requesting companies report to shareholders on the risks and liabilities associated with CAFOs.

Energy Efficiency

Vote AGAINST proposals requesting a company report on its comprehensive energy efficiency policies.

Facility and Operational Safety/Security

Vote AGAINST resolutions requesting that companies report on safety and/or security risks associated with their operations and/or facilities.

Hydraulic Fracturing

Vote AGAINST proposals requesting greater disclosure of a company's (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations.

Operations in Protected Areas

Vote AGAINST requests for reports on potential environmental damage as a result of company operations in protected regions.

Recycling

Vote AGAINST proposals to report on an existing recycling program, or adopt a new recycling program.

Renewable Energy

Vote AGAINST requests for reports on the feasibility of developing renewable energy resources. Vote AGAINST proposals requesting that the company invest in renewable energy resources.

DIVERSITY

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

The gender and racial minority representation of the company's board is reasonably inclusive in relation to companies of similar size and business; and

The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

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The degree of existing gender and racial minority diversity on the company's board and among its executive officers;
The level of gender and racial minority representation that exists at the company's industry peers;
The company's established process for addressing gender and racial minority board representation;
Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
The independence of the company's nominating committee;
The company uses an outside search firm to identify potential director nominees; and
Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Equality of Opportunity

Generally vote FOR proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company's comprehensive workforce diversity data, including requests for EEO-1 data, unless:

The company publicly discloses its comprehensive equal opportunity policies and initiatives;

The company already publicly discloses comprehensive workforce diversity data; and

The company has no recent significant EEO-related violations or litigation.

Generally vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers. Such requests may pose a significant cost and administration burden on the company.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Vote AGAINST proposals seeking to amend a company's EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity.

Vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Gender Pay Gaps

Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company's policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;

Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and

Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

GENERAL CORPORATE ISSUES

Charitable Contributions

Vote CASE-BY-CASE on proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community.

Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Vote CASE-BY-CASE on proposals to link, or report on linking, executive compensation to sustainability (environmental and social) criteria. The following factors will be considered:

•
Whether the company has significant and/or persistent controversies or regulatory violations regarding social and/or environmental issues;

•
Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;

•
The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and

•
The company's current level of disclosure regarding its environmental and social performance.

Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non- executive employees. The value of the information sought by such proposals is unclear.

Political Spending & Lobbying Activities

Generally vote CASE-BY-CASE on proposals asking the company to affirm political nonpartisanship in the workplace, taking into account:

•
Recent, significant controversies, fines or litigation regarding the company's political contributions or trade association spending; and

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Appendix B — Proxy Voting Policies — Smith

•
The company's procedures to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote FOR proposals to publish in newspapers and other media the company's political contributions.

Vote FOR proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities.

Vote CASE-BY-CASE on proposals barring the company from making political contributions.

Vote FOR proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

Vote FOR proposals requesting information on a company's lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures.

INTERNATIONAL ISSUES, LABOR ISSUES, AND HUMAN RIGHTS

International Human Rights Proposals

Vote AGAINST proposals requesting a report on company or company supplier labor and/or human rights standards and policies.

Vote AGAINST proposals to implement company or company supplier labor and/or human rights standards and policies.

Vote AGAINST proposals requesting that a company conduct an assessment of the human rights risks in operations or in its supply chain, or report on its human rights risk assessment process.

Internet Privacy and Censorship

Vote CASE-BY-CASE on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures considering:

The level of disclosure of company policies and procedures relating to privacy, freedom of speech, Internet censorship, and government monitoring of the Internet;
Engagement in dialogue with governments and/or relevant groups with respect to the Internet and the free flow of information;
The scope of business involvement and of investment in markets that maintain government censorship or monitoring of the Internet;
The market-specific laws or regulations applicable to Internet censorship or monitoring that may be imposed on the company; and,
The level of controversy or litigation related to the company's international human rights policies and procedures.

MacBride Principles

Vote AGAINST proposals to endorse or increase activity on the MacBride Principles.

Operations in High Risk Markets

Vote AGAINST requests for a report on a company's potential financial and reputational risks associated with operations in “high-risk” markets, such as a terrorism-sponsoring state or politically/socially unstable region.

Outsourcing/Offshoring

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing/plant closures, considering:

Controversies surrounding operations in the relevant market(s);

The value of the requested report to shareholders;

The company's current level of disclosure of relevant information on outsourcing and plant closure procedures; and

The company's existing human rights standards relative to industry peers.

Workplace Safety

Vote AGAINST requests for workplace safety reports, including reports on accident risk reduction efforts.

Weapons and Military Sales

Foreign Military Sales/Offsets

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

Nuclear and Depleted Uranium Weapons

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Generally vote AGAINST proposals asking a company to cease production or report on the risks associated with the use of depleted uranium munitions or nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Such contracts are monitored by government agencies, serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

SUSTAINABILITY

Sustainability Reporting

Vote AGAINST proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability.

Water Issues

Vote CASE-BY-CASE on proposals requesting a company report on, or to adopt a new policy on, water-related risks and concerns, taking into account:

The company's current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics;

Whether or not the company's existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations;

The potential financial impact or risk to the company associated with water-related concerns or issues; and

Recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

7. Mutual Fund Proxies

Election of Directors

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

Vote CASE-BY-CASE on conversion proposals, considering the following factors:

Past performance as a closed-end fund;

Market in which the fund invests;

Measures taken by the board to address the discount; and

Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote CASE-BY-CASE on proxy contests, considering the following factors:

Past performance relative to its peers;

Market in which fund invests;

Measures taken by the board to address the issues;

Past shareholder activism, board activity, and votes on related proposals;

Strategy of the incumbents versus the dissidents;

Independence of directors;

Experience and skills of director candidates;

Governance profile of the company;

Evidence of management entrenchment.

Investment Advisory Agreements

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

Proposed and current fee schedules;

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Appendix B — Proxy Voting Policies — Smith

Fund category/investment objective;

Performance benchmarks;

Share price performance as compared with peers;

Resulting fees relative to peers;

Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

Stated specific financing purpose;

Possible dilution for common shares;

Whether the shares can be used for antitakeover purposes.

1940 Act Policies

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

Potential competitiveness;

Regulatory developments;

Current and potential returns; and

Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

The fund's target investments;

The reasons given by the fund for the change; and

The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote AGAINST proposals to change a fund's fundamental investment objective to non-fundamental.

Name Change Proposals

Vote CASE-BY-CASE on name change proposals, considering the following factors:

Political/economic changes in the target market;

Consolidation in the target market; and

Current asset composition.

Change in Fund's Subclassification

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

Potential competitiveness;

Current and potential returns;

Risk of concentration;

Consolidation in target industry.

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Business Development Companies—Authorization to Sell Shares of Common Stock at a Price below Net Asset Value

Vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

The sale is deemed to be in the best interests of shareholders by (1) a majority of the company's independent directors and (2) a majority of the company's directors who have no financial interest in the issuance; and

The company has demonstrated responsible past use of share issuances by either:

○
Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

○
Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

Strategies employed to salvage the company;

The fund's past performance;

The terms of the liquidation.

Changes to the Charter Document

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

The degree of change implied by the proposal;

The efficiencies that could result;

The state of incorporation;

Regulatory standards and implications.

Vote AGAINST any of the following changes:

Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

Removal of shareholder approval requirement for amendments to the new declaration of trust;

Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

Regulations of both states;

Required fundamental policies of both states;

The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

Vote AGAINST proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

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Appendix B — Proxy Voting Policies — Smith

Distribution Agreements

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

Fees charged to comparably sized funds with similar objectives;

The proposed distributor's reputation and past performance;

The competitiveness of the fund in the industry;

The terms of the agreement.

Master-Feeder Structure

Vote FOR the establishment of a master-feeder structure.

Mergers

Vote CASE-BY-CASE on merger proposals, considering the following factors:

Resulting fee structure;

Performance of both funds;

Continuity of management personnel;

Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS

Establish Director Ownership Requirement

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

Performance of the fund's Net Asset Value (NAV);

The fund's history of shareholder relations;

The performance of other funds under the advisor's management.

8. Foreign Private Issuers Listed on U.S. Exchanges

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to SAMG Proxy Voting Guidelines.

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Appendix C — Proxy Voting Policies — ZCM

PROXY VOTING AND CLASS ACTIONS

Policy Version 11.01.2021

BACKGROUND

In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients' best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•
Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•
Describe to clients the adviser's proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser's duty to direct clients' participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

POLICIES AND PROCEDURES

Proxy Voting Procedures

Proxies are assets of ZCM's Clients that must be voted with diligence, care, and loyalty. ZCM will vote each proxy in accordance with its fiduciary duty to its Clients. ZCM will generally seek to vote proxies in a way that maximizes the value of Clients' assets. However, ZCM will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client's securities. Operations coordinates ZCM's proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires ZCM to maintain certain books and records associated with its proxy voting policies and procedures. ZCM's recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The CCO or designee will ensure that ZCM complies with all applicable recordkeeping requirements associated with proxy voting.

ZCM has retained Broadridge Investor Communications Solutions Inc. (“Broadridge”) to assist in the proxy voting process, utilizing the ProxyEdge system. Compliance manages ZCM's relationship with the proxy service provider. Compliance monitors Broadridge to ensure all proxy ballots received are voted according to Clients' specific instructions and the stated guidelines, and retains all required documentation associated with proxy voting. ZCM requires Broadridge to notify the Company if it experiences a material conflict of interest and of any material errors that are made during the voting of Clients' proxies.

Absent specific Client instructions, ZCM has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•
ZCM will become aware of specific opportunities to vote proxies by receipt of paper ballots or notification via Broadridge.

•
Absent specific Client instructions, Client proxies shall be voted according to recommendations made by Egan-Jones Proxy Service (“Egan-Jones”). Egan-Jones guidelines are not exhaustive, do not address all potential voting issues, and do not necessarily correspond to the opinions of ZCM's Portfolio Management teams. Therefore, there may be instances when ZCM may not vote the Client's shares in accordance with Egan-Jones guidelines.

In the event that ZCM believes the Egan-Jones recommendations are not in the best interest of the Client or for those matters for which Egan-Jones has not provided a voting recommendation, the Portfolio Management team may recommend the voting preference.

•
ZCM has adopted Egan-Jones' Standard proxy voting guidelines and the Taft-Hartley proxy voting guidelines. The Taft-Hartley guidelines are used for Taft-Hartley plans and the Standard guidelines are used for other accounts for which we are delegated such authority.

•
Operations oversees the proxy voting process. In accordance with Egan-Jones guidelines, the proxies are automatically voted, except for the case in which a paper ballot is received. In those instances, Operations will review the issue on the paper ballot and compare it with the Egan-Jones guidelines to manually vote the proxy.

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Appendix C — Proxy Voting Policies — ZCM

•
ZCM will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients' best interests. For example, ZCM may be unable to vote securities that have been lent by the custodian. Compliance will prepare and maintain memoranda describing the rationale for any instance in which ZCM does not vote a Client's proxy.

•
Broadridge will retain the following information in connection with each proxy vote:

○
The Issuer's name;

○
The security's ticker symbol or CUSIP, as applicable;

○
The shareholder meeting date;

○
The number of shares that ZCM voted;

○
A brief identification of the matter voted on;

○
Whether the matter was proposed by the Issuer or a security-holder;

○
Whether ZCM cast a vote;

○
How ZCM cast its vote (for the proposal, against the proposal, or abstain); and

○
Whether ZCM cast its vote with or against management.

•
ZCM will maintain documentation describing the reasons for each vote (e.g., ZCM believes that voting with management is in Clients' best interests, but Client X gave specific instructions to vote against management).

•
Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client's attempt to influence proxy voting with respect to other Clients' securities should be promptly reported to the CCO.

•
Proxies received after a Client terminates its advisory relationship with ZCM will not be voted. Such proxies will promptly be returned to the sender, or the custodian, along with a statement indicating that ZCM's advisory relationship with the Client has terminated, and that future proxies should not be sent to ZCM.

Proxy Voting Reporting to Mutual Fund Clients

ZCM has additional proxy reporting obligations to its mutual fund clients. While the timing and manner of report to each mutual fund client may vary, generally, ZCM shall make the following reports to the respective mutual fund client:

•
At least annually, ZCM shall present the mutual fund client with this Proxy Voting and Class Action Policy (the “Policy”), for presentation to its board.

•
ZCM shall promptly notify the mutual fund client of any material changes to this Policy.

•
At least annually, ZCM shall promptly provide the mutual fund client a record of each proxy voted with respect to portfolio securities held by the fund during the year in order for the fund to make its N-PX filing.

Class Actions

ZCM does not direct Clients' participation in class actions, as disclosed in Part 2 of Form ADV.

Disclosures to Clients and Investors

ZCM includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact Compliance to obtain a copy of these policies and procedures and information about how ZCM voted with respect to the Client's securities.

Any request for information about proxy voting should be promptly forwarded to Compliance, which will respond to any such requests. As a matter of policy, ZCM does not disclose how it expects to vote on upcoming proxies. Additionally, ZCM does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.

Annual & Ongoing Reviews

Portfolio Management will review, no less frequently than annually, the firm's proxy voting guidelines to make sure they are adequate and appropriate given the investment activities of the firm. On an annual basis, this review will be presented to the Brokerage Practice Committee. Compliance shall review the proxy policies and procedures and assess whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of clients.

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The Firm will conduct a periodic reviews of incoming mail to help ensure that any paper proxy ballots received at ZCM's offices are accounted for, then either voted by ZCM or returned to the client as determined by the client's delegation of proxy voting authority indicated in the Investment Management Agreement.

Compliance will conduct a periodic diligence review of both Broadridge and Egan-Jones (collectively “Proxy Firms”) to review and assess: the effectiveness of their policies and procedures, conflicts of interest and mitigation of such conflicts, the capacity and competency to provide voting recommendations and execute such votes, the procedures for updating its voting recommendations and methodologies, in addition to other items as deemed necessary. As part of this review, the Proxy Firms must notify ZCM of any significant business changes that may impact their ability to provide proxy services.

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Appendix D — Global Proxy Voting Policies — Wellington Management

Global proxy voting guidelines

Upon a client's written request, Wellington Management Company llp (“Wellington Management”) votes securities that are held in the client's account in response to proxies solicited by the issuers of such securities. Wellington Management established these Global Proxy Voting Guidelines to document positions generally taken on common proxy issues voted on behalf of clients.

These guidelines are based on Wellington Management's fiduciary obligation to act in the best interest of its clients as shareholders. Hence, Wellington Management examines and votes each proposal so that the long-term effect of the vote will ultimately increase shareholder value for our clients. Because ethical considerations can have an impact on the long- term value of assets, our voting practices are also attentive to these issues, and votes will be cast against unlawful and unethical activity. Further, Wellington Management's experience in voting proposals has shown that similar proposals often have different consequences for different companies.

Moreover, while these Global Proxy Voting Guidelines are written to apply globally, differences in local practice and law make universal application impractical. Therefore, each proposal is evaluated on its merits, considering its effects on the specific company in question and on the company within its industry. It should be noted that the following are guidelines, and not rigid rules, and Wellington Management reserves the right in all cases to vote contrary to guidelines where doing so is judged to represent the best interest of its clients.

VOTING GUIDELINES

Our approach to stewardship

The goal of our stewardship activities — engaging with companies and voting proxies on our clients' behalf — is to support decisions that we believe will maximize the long-term value of securities we hold in client portfolios. The mechanisms we use to implement our stewardship activities vary by asset class. Engagement applies to all our investments across equity and credit, in both private and public markets. Proxy voting applies only to public equities.

In addition to our extensive research on sustainable investing, we partner with leading organizations to educate ourselves and provide leadership on asset management perspectives relevant to our stewardship activities. These include the Principles of Responsible Investment (PRI), Ceres, the Global Impact Investing Network (GIIN), Toniic, and the UN Sustainable Development Goals.

We are signatories and members of the following stewardship codes and industry initiatives: UK Stewardship Code, Japan Stewardship Code, Hong Kong Principles of Responsible Ownership, Investor Stewardship Group (US), the International Corporate Governance Network, the Asian Corporate Governance Association, the Investor Forum (UK), the Task Force for Climate-Related Financial Disclosure (TCFD), ClimateAction100+, the Transition Pathway Initiative, CDP (formerly Carbon Disclosure Project), the PRI Statement on ESG in credit ratings, and GRESB.

Asset manager stewardship extends beyond consideration of ESG issues to any area that may affect the long-term sustainability of an investment. While the objectives of ESG integration could be limited to risk mitigation and sustainable value assessment, stewardship's aim is sustainable value creation. In our view, this can be accomplished by monitoring company behavior, engaging with boards and management teams, and voting proxies. These activities have long been part of Wellington's investment ethos, so we embrace the industry's heightened focus on stewardship.

Engagement

Direct engagement with company management on strategy, financial performance and risk, capital structure, and ESG considerations, is central to our investment process and is coordinated with voting in our stewardship practices. Direct, persistent contact with company management and boards of directors, both in our offices and with on-site company visits, informs a substantial portion of our company research. Our investors host more than 10,000 company meetings around the world each year. Maintaining this ongoing dialogue is central to how we implement our stewardship responsibilities and informs the investment decisions we make on behalf of our clients.

Prioritization of stewardship activities is a bottom-up process that requires numerous inputs, including level of ownership and materiality of industry- and company-specific risks. Through engagement we seek to gain differentiated insights, develop productive ongoing dialogue, and impact company behavior. In addition to the objectives established for specific company engagements, the ESG Research Team annually sets stewardship priorities relevant across companies and sectors for the coming year.

As a large firm that has been investing in nearly all sectors of the global securities markets for decades, we have ongoing, direct access to company management. Give the number of meetings we conduct, the breadth of our contacts, and the quality of discourse we require, this degree of access is invaluable. We prefer to engage privately with investee companies, which encourages an open, constructive, lasting dialogue. We seek to ensure that companies are acting in the best interest of their capital providers, in the same way we are responsible for acting in the best interest of our clients.

We take a multidisciplinary approach in our engagement process, including perspectives from equity, industry, fixed income, and ESG analysts for a richer dialogue. Our company meetings are open to all interested investment personnel. Our central-research collaboration platform and other

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forums, such as our daily Morning Meeting, facilitate insight and information sharing. Diversity of perspectives is a key strength of our model, as it encourages debate, which can ultimately help reinforce conviction in investment decisions.

Cultivating relationships with other asset management firms, academia, and broader industry organizations allows us to share insights on corporate governance trends and local market considerations. Whenever permissible under applicable laws and regulations we may communicate with other firms to reach an outcome that is in our clients' best interest. We also speak with business partners, employee representatives, suppliers, and nongovernmental organizations, where this dialogue may provide incremental insight into how a company considers its various stakeholders.

Board engagement

We believe meeting directly with corporate boards can enhance discussions about long-term material ESG issues, complement our ongoing conversations with management teams, and help us assess a board's effectiveness — which is challenging to do using company disclosures alone. We believe this ongoing dialogue benefits board members as well. Engagement with active managers provides an opportunity for directors to ask questions, gain market insights, and hear how the company compares with peers. Questions from investors often signal emerging areas of emphasis for a company. We view it as a missed opportunity and negative signal when directors appear defensive or dismissive of external perspectives. We believe continuous dialogue with investors can help ensure honest feedback and foster trust and transparency, which may enable both parties to anticipate and manage potential issues.

Please see Wellington's Engagement Policy for more information.

Our approach to voting

We vote proxies in what we consider to be the best interests of our clients as shareholders and in a manner that we believe maximizes the value of their holdings. Our approach to voting is investment-led and serves as an influential component of our engagement and escalation strategy. We prefer that clients delegate voting responsibility to their portfolio managers. The Investment Stewardship Committee, a cross-functional group of experienced professionals, establishes Wellington Management's Proxy Voting Guidelines.

The ESG Research Team examines proxy proposals on their merits and recommends voting against proposals that we believe would have a negative effect on shareholder rights or the current or future market value of the company's securities. This team also provides recommendations to each portfolio manager who makes the final decision for their client portfolios, absent a material conflict of interest. Consistent with our community-of-boutiques model, portfolio managers occasionally arrive at different voting conclusions for their clients, resulting in a split decision for the same security. This robust set of voting procedures and the deliberation that occurs prior to a vote decision are aligned with our role as active owners and fiduciaries for our clients.

Voting guidelines

Board composition and role of directors

We believe that shareholders' ability to elect directors annually is an important shareholder right. While we generally support management nominees, we will withhold votes for any director who acts against shareholders' best economic interests. We may also withhold votes from directors who fail to implement shareholder proposals that have received majority support, implement poison pills without shareholder approval, fail to attend at least 75% of scheduled board meetings, or serve on an excessive number of public company boards (see Director attendance and commitment below). We support proposals to declassify a board and enable annual director elections.

In our assessment of board effectiveness, we seek to understand how the board collaborates with management and delineates responsibilities. This is why direct engagement with board members is such an important part of our investment process. We look for indications that directors foster healthy debate in the boardroom, develop constructive relationships with management, and challenge the team when appropriate. Where we see opportunities for improvement, we use these discussions to provide feedback and explain how changes we suggest can benefit our clients, the ultimate owner of the company's securities.

We do not have specific voting policies relating to director age or tenure. We prefer to take a holistic view, evaluating whether the company is balancing the perspectives of new directors with the institutional knowledge of longer- serving board members. Succession planning is a key topic during many of our board engagements. Companies in certain markets are governed by multi-tiered boards, with each tier having different responsibilities. We hold supervisory board members to similar standards, subject to prevailing local governance best practices.

Board independence

In our view, boards can best represent shareholders when enough directors are present to challenge and counsel management. We believe that most board members should be independent, as defined by the local market regulatory authority. This is particularly true of audit, compensation, and nominating committees.

At times, we may withhold approval for non-independent directors or those responsible for the board composition. We typically vote in support of shareholder proposals calling for independence. To determine appropriate minimum levels of board independence, we look to the prevailing market best practices; two-thirds in the US, for example, and majority in the UK and France. In Japan, we will consider voting against the board chair (or most senior executive on the ballot) in cases where the board — including statutory auditors — is less than one-third independent.

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Appendix D — Global Proxy Voting Policies — Wellington Management

Because boards are responsible for overseeing execution, evaluating and compensating top management, and coordinating CEO succession, we believe that having an independent chair is the preferred structure for board leadership. Having an independent chair avoids the inherent conflict of self-oversight and helps ensure robust debate and diversity of thought in the boardroom. We will generally support management proposals to separate the chair and CEO or establish a lead director, but we take a case-by-case approach in assessing corporate leadership structures. For example, we may support the involvement of an outgoing CEO as executive chair for a limited period to ensure a smooth transition to new management. However, after the transition, we expect the board to appoint an independent chair and account for separate roles in succession planning. Through engagement and voting, we continue to encourage boards to signal the importance of oversight on behalf of shareholders through the adoption of this leadership structure.

Board diversity

We believe boards that reflect a wide range of perspectives create shareholder value. Diverse boardrooms help companies make better strategic decisions and navigate increasingly complex issues, including geopolitical risks, regulatory intricacies, disruptive technologies, and shareholder activism.

We encourage companies to consider the widest possible pool of skilled candidates. We think it is not in shareholders' best interests for the full board to be comprised of directors from the same industry, gender, race, nationality, or ethnic group. Though we understand that gender is just one of many facets of diversity, we focus our voting policy on gender diversity because it is easily measured and governance standards for gender diversity already exist in several markets. We address other aspects of diversity through our engagements with companies. While some industries have a relatively small number of women and other diverse executives in senior roles, we are generally unpersuaded by the contention that a board cannot find any qualified diverse directors.

We reserve the right to vote against the reelection of the nomination and/or governance Chair if we think a board is not meeting local market standards from a diversity perspective. In defining the market standard, we refer to quotas established by local governance codes, which exist in many European markets. In the US, we look for at least one female on the board in the US as a minimum standard. If the Nomination and/or Governance Chair is not up for reelection, we may vote against other committee members, including the Board Chair.

Director attendance and commitment

We consider attending at least 75% of board meetings to be a minimum requirement and may vote against directors who fall below that threshold. We also expect directors to have the time and energy to fully commit to the company and fulfill their board-related responsibilities. Our internal voting guidelines define professional directors as “over- boarded” when serving on five or more public company boards; and public company executives when serving on three or more public company boards, including their own. Representation on boards of affiliate or subsidiary public companies do not count toward these thresholds, as we recognize that these are extensions of the directorship on the parent company board. We may make exceptions to this approach to accommodate prevailing market standards. We may also consider a director's role on the board in assessing his or her overall commitments. For example, we would look less favorably on a director serving as chair of multiple audit committees given the time commitment required by this role.

Majority vote on election of directors

Because we believe the election of directors by a majority of votes cast is the appropriate standard, we will generally support proposals that seek to adopt such a standard. Our support will typically extend to situations where the relevant company has an existing resignation policy for directors that receive a majority of “withhold” votes. We believe majority voting should be defined in the company's charter and not simply in its corporate governance policy.

Generally, we will not support proposals that fail to provide for the exceptional use of a plurality standard in the case of contested elections. Further, we will not support proposals that seek to adopt a standard of majority of votes outstanding (total votes eligible as opposed to votes cast). We likely will support shareholder and management proposals to remove existing supermajority vote requirements.

Contested director elections

We approach contested director elections on a case-by-case basis, considering the specific circumstances of each situation to determine what we believe to be in the best interest of our clients. In each case, we welcome the opportunity to engage with both the company and the proponent to ensure that we understand both perspectives and are making an informed decision on our clients' behalf.

Compensation

Executive compensation plans establish the incentive structure that plays a role in strategy-setting, decision-making, and risk management. While design and structure vary widely, we believe the most effective compensation plans attract and retain high caliber executives, foster a culture of performance and accountability, and align management's interests with those of long-term shareholders.

Due to each company's unique circumstances and wide range of plan structures, Wellington determines support for a compensation plan on a case-by-case basis. We support plans that we believe lead to long-term value creation for our clients. We may also support poorly structured plans

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where we have seen some improvement, recognizing compensation committees' willingness to engage with shareholder and implement recommendations that enhance the plan. We support the right to vote on compensation plans annually.

In evaluating compensation plans, we consider the following attributes in the context of the company's business, size, industry, and geographic location:

• Alignment — We believe in pay-for-performance and encourage plan structures that align executive compensation with shareholder experience. We compare total compensation to performance metrics on an absolute and relative basis over various timeframes, and we look for strong positive correlation. To ensure shareholder alignment, executives should maintain meaningful equity ownership in the company while they are employed, and for a period thereafter.

• Transparency — We expect compensation committees to articulate the decision-making process and rationale behind the plan structure, and to provide adequate disclosure so shareholders can evaluate actual compensation relative to the committee's intentions. Disclosure should include how metrics, targets, and timeframes are chosen, and detail desired outcomes. We also seek to understand how the compensation committee determines the target level of compensation and constructs the peer group for benchmarking purposes.

• Structure — The plan should be clear and comprehensible. We look for a mix of cash versus equity, fixed versus variable, and short- versus long-term pay that incentivizes appropriate risk-taking and aligns with industry practice. Performance targets should be achievable but rigorous, and equity awards should be subject to performance and/or vesting periods of at least three years, to discourage executives from managing the business with a near-term focus. Unless otherwise specified by local market regulators, performance-based compensation should be based primarily on quantitative financial and non-financial criteria such as ESG-related criteria. There is scope, however, for qualitative criteria related to strategic, individual, or ESG goals, that are critical to the business. Qualitative goals may be acceptable if a compensation committee has demonstrated a fair and consistent approach to evaluating qualitative performance and applying discretion over time.

• Accountability — Compensation committees should be able to use discretion, positive and negative, to ensure compensation aligns with performance, and provide a cogent explanation to shareholders. We generally oppose one-time awards aimed at retention or achieving a pre-determined goal. Barring an extenuating circumstance, we view retesting provisions unfavorably.

We seek to establish mutually beneficial dialogues with companies regarding their compensation policies. Where we see opportunities for improvement, we provide feedback and explain how the suggestions can benefit our clients. We use voting, an extension of our engagement efforts, to convey our views and drive change, if necessary. We expect compensation committees to respond to shareholder engagement and voting outcomes, and to disclose how these external perspectives are considered in the committee's decisions.

Approving equity incentive plans

A well-designed equity incentive plan facilitates the alignment of interests of long-term shareholders, management, employees, and directors. We evaluate equity-based compensation plans on a case-by-case basis, considering projected plan costs, plan features, and grant practices. We reconsider our support for a plan if we believe these factors, on balance, are not in the best interest of shareholders. Specific items of concern may include excessive cost or dilution, unfavorable change-in-control features, insufficient performance conditions, holding/vesting periods, or stock ownership requirements, repricing stock options/stock appreciate rights (SARs) without prior shareholder approval, or automatic share replenishment (an “evergreen” feature).

Employee stock purchase plans

We generally support employee stock purchase plans, as they may align employees' interests with those of shareholders. That said, we typically vote against plans that do not offer shares to a broad group of employees (e.g. if only executives can participate) or plans that offer shares at a significant discount.

Non-executive director compensation

Finding highly qualified individuals that bring unique skillsets to a board is not easy. When a potential fit is found, we want companies to be able to compensate a director competitively. We understand that excessive compensation may undermine a director's independence, however, so we expect companies to strike this balance accordingly.

We expect companies to disclose non-executive director compensation. We prefer the use of an annual retainer or fee, delivered as cash, equity, or a combination. We do not believe non-executive directors should receive performance-based compensation, as this creates a potential conflict of interest. Non-executive directors oversee executive compensation plans; their objectivity is compromised if they design a plan that they also participate in.

Severance arrangements

We will oppose excessively generous arrangements but may support agreements that encouragemanagement to negotiate in shareholders' best interest. Because we believe severance arrangements require special scrutiny, we generally support proposals calling for shareholder ratification. We are also mindful of the board's need for flexibility in recruitment and retention; therefore, we will oppose limitations on board compensation where respect for industry practice and reasonable overall levels of compensation have been demonstrated.

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Appendix D — Global Proxy Voting Policies — Wellington Management

Clawback policies

We believe companies should be able to recoup incentive compensation from members of management who received awards based on fraudulent activities, accounting misstatements, or breaches in standards of conduct that lead to corporate reputational damage. Consequently, we may support shareholder proposals requesting that a company establish a clawback provision if existing policies do not cover these circumstances. We also support proposals seeking greater transparency about the application of clawback policies.

Audit quality and oversight

Scrutiny of auditors, particularly audit quality and oversight, has been increasing. The Big Four global audit firms currently control the market but face minimal regulation. In the UK, recent corporate audit failures have increased regulatory pressures, leading to proposed rules such as mandating joint audits and operational splits. While scrutiny in the US is less intense and regulation is less likely in the near term, in our view, regulatory boards, including the SEC and Public Company Accounting Oversight Board (PCAOB) are becoming more active. When we assess financial statement reporting and audit quality, we will generally support management's choice of auditors, unless the auditors have demonstrated failure to act in shareholders' best economic interest. We also pay close attention to the non-audit services provided by auditors and consider the potential for the revenue from those services to create conflicts of interest that could compromise the integrity of financial statement audits.

Shareholder voting rights

Shareholder rights plans

Also known as poison pills, these plans can enable boards of directors to negotiate higher takeover prices on behalf of shareholders. Such plans also may be misused, however, as a means of entrenching management. Consequently, we may support plans that include a shareholder approval requirement, a sunset provision, or a permitted bid feature (e.g., bids that are made for all shares and demonstrate evidence of financing must be submitted to a shareholder vote). Because boards generally have the authority to adopt shareholder rights plans without shareholder approval, we are equally vigilant in our assessment of requests for authorization of blank-check preferred shares (see below).

Multiple voting rights

More companies choose to go public with a dual-class share structure, a controversial practice that can raise governance and performance concerns. In our view, dual-class shares are problematic because of the misalignment they can create between shareholders' economic stake and their voting power, and for the control they often give a small number of insiders who may make decisions that are not in the interests of all shareholders. Index providers' actions to address this issue and encourage one share, one vote structures could have significant implications for investors, but we believe these can be mitigated by active management and thoughtful stewardship.

We believe sunset clauses are a reasonable compromise between founders seeking to defend against takeover attempts in pivotal early years, and shareholders demanding a mechanism for holding management accountable, especially in the event of leadership changes. The Council of Institutional Investors, a nonprofit association of pension funds, endowments, and foundations, recommends that newly public companies that adopt structures with unequal voting rights do away with the structure within three to five years.

Without a sunset clause, we would prefer that a company eliminate a dual-class share structure, as shareholders' voting power should be reflected by their economic stake in a company. Similarly, we generally do not support the introduction of loyalty shares, which grant increased voting rights to investors who hold shares over multiple years, because they create misalignment of voting power and economic interest.

Proxy access

We believe shareholders should have the right to nominate director candidates on management's proxy card. We will generally support shareholder proposals seeking proxy access unless current policy is in-line with market norms.

Special meeting rights

We believe the right to call a special meeting is a shareholder right, and we will support such proposals at companies that lack a special-meeting ownership threshold. We also will support proposals lowering thresholds not in-line with market norms. If shareholders are granted the right to call special meetings, we generally do not support written consent.

Mergers and acquisitions

We approach votes to approve mergers and acquisitions on a case-by-case basis, considering the specific circumstances of each proposal to determine what we believe to be in the best interest of our clients. In conducting our assessment, equity and ESG analysts collaborate to analyze the fundamental and governance implications, if applicable, to advise portfolio managers in their vote decisions.

Capital structure and capital allocation

Increases in authorized common stock

We generally support requests for increases up to 100% of the shares currently authorized. Exceptions will be made when the company has clearly articulated a reasonable need for a greater increase. Conversely, at companies trading in less liquid markets, we may impose a lower threshold. When

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companies seek to issue shares without preemptive rights, we consider potential dilution and generally support requests when dilution is below 20%. For issuance with preemptive rights, we review on a case-by-case basis, considering the size of issuance relative to peers.

Capital allocation (Japan)

Because poor capital stewardship has led to a lack of shareholder value creation in some Japanese companies, we have begun to hold board chairs accountable for persistently low returns on equity (ROE), using a five-year average ROE of below 5% as a guide. Our assessment of a company's capital stewardship complements our assessment of board effectiveness without dictating specific capital allocation decisions. We may make exceptions where ROE is improving, where a long-cycle business warrants a different standard, or where new management is in place and we feel they shouldn't be punished for the past CEO/Chair's record.

Environmental and social issues

Consistent with our ESG integration philosophy, we assess portfolio companies' performance on environmental and social issues we deem to be material to long-term financial performance, and we support shareholder proposals where we think doing so can encourage improvement on relevant issues. We evaluate shareholder proposals related to environmental and social issues on a case-by-case basis, and we expect portfolio companies to comply with applicable laws and regulations with regards to environmental and social standards. We consider the spirit of the proposal, not just the letter, and generally support proposals addressing material issues even when management has been responsive to our engagement on the issue. In this way, we seek to align our voting with our engagement activities. If our views differ from any specific suggestions in the proposals, we will provide clarification via direct engagement.

Climate change

As an asset manager entrusted with investing on our clients' behalf, we aim to assess, monitor, and manage the potential effects of climate change on our investment processes and portfolios, as well as on our business operations. As supporters of the Task Force on Climate-related Financial Disclosures (TCFD) recommendations, we actively engage with portfolio companies to encourage adoption. We believe that climate change poses a material risk across sectors and geographies, so understanding how companies are assessing and managing climate risk is key to making informed investment decisions for our clients. For this reason, we generally support shareholder proposals asking for improved disclosure on climate risk management and we expect to support those that request alignment of business strategies with the Paris Agreement or similar language. We also generally support proposals asking for board oversight of political contributions and lobbying activities or those asking for improved disclosures where material inconsistencies in reporting and strategy may exist, especially as it relates to climate strategy.

We have been pleased to see rising adoption of the TCFD framework in response to shareholder recommendations. Reporting on climate readiness will help stakeholders understand companies' willingness and ability to adapt to or mitigate climate-related risks. However, so far, many disclosures have been incomplete. Most make scant mention of the physical risks posed to their business by a changing climate. We will continue focus our stewardship activities in this area, and we are encouraging companies to provide more detail.

To help us do this, are leveraging findings from our collaborative initiative with Woods Hole Research Center (WHRC), the world's leading independent climate research organization, and established disclosure guidance to help companies improve their physical risk disclosures. We believe integrating the work of WHRC's climate scientists and our investment research teams enables us to ask nuanced questions about specific physical risks and more accurately test climate-risk assumptions embedded in companies' strategies. By narrowing our engagement dialogue to address relevant threats, we believe we can encourage companies to take early action to address these threats, potentially improving long-term investment outcomes for shareholders.

Corporate culture, human capital, and diversity & inclusion

The ability to perpetuate a strong, inclusive culture; align management incentives accordingly; and incorporate employee feedback contributes to a company's competitive position. Since culture is challenging to assess from the outside, we examine a company's holistic approach. For example, we evaluate whether a company has a well- articulated culture statement and talent development strategy. To us, these efforts suggest that a company appreciates culture and talent as competitive advantages that can drive long-term value creation. It also sends a strong message when management compensation is linked, when appropriate, to employee satisfaction. If the company conducts regular employee engagement surveys, we look for leadership to disclose the results — both positive and negative — so we can monitor patterns and hold them accountable for implementing changes based on the feedback they receive, we consider workplace locations and how a company balances attracting talent with the costs of operating in desirable cities.

Understanding how a company cultivates its human capital is integral to our assessment of culture. In our view, attracting and retaining talent can create a competitive long-term advantage for any company. These efforts may take time to implement and realize results, but we maintain that a deliberate human capital management strategy should foster a collaborative, productive workplace in which all talent can thrive. Companies that invest in and cultivate human capital are well-positioned to realize a competitive advantage and deliver better business outcomes.

As part of our focus on human capital, diversity and inclusion is an ongoing engagement issue. We seek to better understand how and to what extent a company's approach to diversity is integrated with talent management at all levels. A sound long-term plan holds more weight than a company's

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Appendix D — Global Proxy Voting Policies — Wellington Management

current demographics, so we look for a demonstrable diversity and inclusion strategy that seeks to improve metrics over time and align management incentives accordingly. Understanding gender pay equity is often part of our assessment, and we may support proposals asking for improved transparency.

We believe diversity among directors, leaders, and employees contributes positively to shareholder value by imbuing a company with myriad perspectives that help it better navigate complex challenges. A strong culture of diversity and inclusion begins in the boardroom. In recent years we have targeted US companies with male-only boards for proactive engagement on diversity and have seen many companies improve the diversity of their boards as a result. From 2020, we will vote against Nominating & Governance Committee Chairs at companies where the composition of the board continues to lag market standards or best practice.

Stakeholders and risk management

In our assessment of social risks, we pay attention to how companies treat a key stakeholder: their workforce. We look for signs of constructive labor relations if employees are unionized, and a focus on key employee concerns, such as safe working conditions and competitive compensation.

In recent years, discourse on opioids, firearms, and sexual harassment has put the potential for social externalities — the negative effects that companies can have on society through their products, cultures, or policies — into sharp focus. These nuanced, often misunderstood issues can affect the value of corporate securities. Today, these are no longer just shareholder concerns; companies need to consider the opinions and actions of broader stakeholder constituencies, including employees, customers, and the public.

In our engagement with companies facing these risks, we encourage companies to disclose risk management strategies that acknowledge their societal impacts. When a company faces litigation or negative press, we inquire about lessons learned and request evidence of substantive changes that aim to prevent recurrence and mitigate downside risk. In these cases, we may also support proposals requesting enhanced disclosure on actions taken by management.

Human rights

Following the 2015 passage of the UK's Modern Slavery Act, a handful of countries have passed laws requiring companies to report on how they are addressing risks related to human rights abuses in their global supply chains. Starting in late 2020, Australia's newest regulation will also require asset owners to report on these risks in their portfolios. While human rights have been a part of our research and engagement in this context, we seek to assess companies' exposures to these risks, determine the sectors for which this risk is most material (highest possibility of supply-chain exposure), enhance our own engagement questions, and potentially work with external data providers to gain insights on specific companies or industries. We may also support proposals requesting enhanced disclosure on companies' approach to mitigating the risk of human rights violations in their business.

Cybersecurity

Robust cybersecurity practices are imperative for maintaining customer trust, preserving brand strength, and mitigating regulatory risk. Companies that fail to strengthen their cybersecurity platforms may end up bearing large costs. Through engagement, we aim to compare companies' approaches to cyber threats, regardless of region or sector, to distinguish businesses that lag from those that are better prepared.

Conclusion

At Wellington, stewardship is a core part of how we deliver on our goal of maximizing the long-term value of the investments we make on behalf of our clients. In order to be the best possible stewards of that capital we engage meaningfully and continuously with our investee companies and do so with a multifaceted approach that brings our collective expertise to bear across financial, industry, credit, and ESG analysis. We look forward to continuing to engage with the management teams and directors of the companies we invest in as we seek to help them build long- term, sustainable value in their enterprises.

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WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interests of clients for whom it exercises proxy-voting discretion.

Wellington Management's Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer's business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines. Wellington Management seeks to vote all proxies with the goal of increasing long-term client value and, while client investment strategies may differ, applying this common set of guidelines is consistent with the investment objective of achieving positive long-term investment performance for each client.

STATEMENT OF POLICY

Wellington Management:

1) Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it has arranged in advance with the client to limit the circumstances in which it would exercise voting authority or determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2) Votes all proxies in the best interests of the client for whom it is voting.

3) Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

The Investment Research Group (“Investment Research”) monitors regulatory requirements with respect to proxy voting and works with the firm's Legal and Compliance Group and the Investment Stewardship Committee to develop practices that implement those requirements. Investment Research also acts as a resource for portfolio managers and research analysts on proxy matters as needed. Day-to-day administration of the proxy voting process is the responsibility of Investment Research.  The Investment Stewardship Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines, identification and resolution of conflicts of interest, and for providing advice and guidance on specific proxy votes for individual issuers. The Investment Stewardship Committee reviews the Global Proxy Policy and Procedures annually.

PROCEDURES

Use of Third-Party Voting Agent

Wellington Management uses the services of a third-party voting agent for research, voting recommendations, and to manage the administrative aspects of proxy voting.  The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted. Wellington Management complements the research received by its primary voting agent with research from another voting agent.

Receipt of Proxy

If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation

Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. This reconciliation is performed at the ballot level. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these ballots, nor does it notify custodians of non-receipt.

Research

In addition to proprietary investment research undertaken by Wellington Management investment professionals, Investment Research conducts proxy research internally, and uses the resources of a number of external sources including third-party voting agents to keep abreast of developments in corporate governance and of current practices of specific companies.

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Appendix D — Global Proxy Voting Policies — Wellington Management

Proxy Voting

Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:

•
Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are voted in accordance with the Guidelines.

•
Issues identified as “case-by-case” in the Guidelines are further reviewed by Investment Research. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

•
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients' proxies.

Wellington Management reviews a subset of the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes

Wellington Management's broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Investment Stewardship Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Investment Stewardship Committee encourages all personnel to contact Investment Research about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Investment Stewardship Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Investment Stewardship Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Investment Stewardship Committee should convene.

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending

In general, Wellington Management does not know when securities have been lent out pursuant to a client's securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may determine voting would outweigh the benefit to the client resulting from use of securities for lending and recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration

Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs

Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management's judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws. In addition, Wellington Management discloses annually how it has exercised its voting rights for significant votes, as require by the EU Shareholder Rights Directive II (“SRD II”).

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will provide specific client information relating to proxy voting to a client upon written request.

Dated: 1 September 2020

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PART C
(Delaware Group® Equity Funds IV)
File Nos. 033-00442/811-04413
Post-Effective Amendment No. 82

OTHER INFORMATION

Item 28.	Exhibits. The following exhibits are incorporated by reference to the Registrant’s previously filed documents indicated below, except as noted:
	(a)	Articles of Incorporation.
		(1)	Executed Agreement and Declaration of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed October 18, 1999.
			(i)	Executed Certificate of Amendment (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 38 filed July 6, 2007.
			(ii)	Executed Certificate of Amendment (February 26, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 42 filed November 25, 2009.
			(iii)	Executed Certificate of Amendment (August 18, 2009) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 42 filed November 25, 2009.
			(iv)	Executed Certificate of Amendment (May 21, 2015) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 54 filed July 28, 2015.
		(2)	Executed Certificate of Trust (December 17, 1998) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed October 18, 1999.
	(b)	By-Laws. Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed July 28, 2015.
	(c)	Instruments Defining Rights of Security Holders. None other than those contained in Exhibits (a) and (b).
	(d)	Investment Advisory Contracts.
(1)

Executed Investment Management Agreement (January 4, 2010) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 43 filed January 28, 2010.

			(i)	Executed Amendment No. 4 (September 20, 2021) to Exhibit A of the Investment Management Agreement attached as Exhibit No. EX-99.d.1.i.
(2)

Executed Investment Advisory Expense Limitation Letter (July 23, 2021) between Delaware Management Company (a series of Macquarie Investment Management Business Trust) and the Registrant on behalf of Delaware Small Cap Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 81 filed July 28, 2021.

(3)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 76 filed January 28, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Funds Management Hong Kong Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth Equity Fund, Delaware Growth and Income Fund, Delaware Healthcare Fund, Delaware Opportunity Fund, Delaware Small Cap Growth Fund, Delaware Smid Cap Growth Fund and Delaware Total Return Fund incorporated into this filing by reference to Post-Effective Amendment No. 76 filed January 28, 2020.

(4)

Executed Sub-Advisory Agreement (May 30, 2019) between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) incorporated into this filing by reference to Post-Effective Amendment No. 76 filed January 28, 2020.

(i)

Executed Amendment No. 1 (December 6, 2019) to Schedule 1 of the Sub-Advisory Agreement between Macquarie Investment Management Global Limited and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth Equity Fund, Delaware Growth and Income Fund, Delaware Healthcare Fund, Delaware Opportunity Fund, Delaware Small Cap Growth Fund, Delaware Smid Cap Growth Fund and Delaware Total Return Fund incorporated into this filing by reference to Post-Effective Amendment No. 76 filed January 28, 2020.

(5)

Executed Sub-Advisory Agreement (July 19, 2019) between Smith Asset Management Group, LP and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Growth Equity Fund incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.

(6)

Executed Sub-Advisory Agreement (July 19, 2019) between Wellington Management Company LLP and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Hedged U.S. Equity Opportunities Fund incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.

(7)

Executed Sub-Advisory Agreement (July 19, 2019) between Ziegler Capital Management, LLC and Delaware Management Company (a series of Macquarie Investment Management Business Trust) relating to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.

(e)	Underwriting Contracts.
	(1)	Distribution Agreements.
(i)

Executed Amended and Restated Distribution Agreement (February 25, 2016) between Delaware Distributors, L.P. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 60 filed June 30, 2016.

		(ii)	Executed Amendment No. 3 (September 20, 2021) to Schedule I to the Distribution Agreement attached as Exhibit No. EX-99.e.1.ii.
	(2)	Form of Dealer’s Agreement incorporated into this filing by reference to Post-Effective Amendment No. 71 filed July 29, 2019.
	(3)	Form of Registered Investment Advisers Agreement incorporated into this filing by reference to Post-Effective Amendment No. 71 filed July 29, 2019.
	(4)	Form of Bank/Trust Agreement incorporated into this filing by reference to Post-Effective Amendment No. 71 filed July 29, 2019.
(f)	Bonus or Profit Sharing Contracts. Not applicable.
(g)	Custodian Agreements.
(1)

Executed Mutual Fund Custody and Services Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 41 filed January 27, 2009.

		(i)	Executed Amendment (January 1, 2014) to the Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 52 filed January 28, 2015.
		(ii)	Executed Amendment No. 2 (July 1, 2017) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed July 26, 2018.
		(iii)	Executed Amendment No. 4 (July 19, 2019) to Mutual Fund Custody and Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 81 filed July 28, 2021.
(2)

Executed Securities Lending Authorization Agreement (July 20, 2007) between The Bank of New York Mellon (formerly, Mellon Bank, N.A.) and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 40 filed January 28, 2008.

		(i)	Executed Amendment (September 22, 2009) to the Securities Lending Authorization Agreement incorporated into this filing by reference to Post-Effective Amendment No. 44 filed January 28, 2011.
		(ii)	Executed Amendment No. 2 (January 1, 2010) to the Securities Lending Authorization Agreement incorporated into this filing by reference to the Registration Statement on Form N-14 filed June 4, 2010.
(h)	Other Material Contracts.
(1)

Executed Shareholder Services Agreement (April 19, 2001) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 29 filed November 29, 2001.

		(i)	Executed Letter Amendment (August 23, 2002) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 32 filed November 26, 2003.
		(ii)	Executed Amendment No. 4 (September 20, 2021)to Schedule A to the Shareholder Services Agreement attached as Exhibit No. EX-99.h.1.ii.
		(iii)	Executed Amended and Restated Schedule B (July 1, 2018) to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed July 26, 2018.
(iv)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Shareholder Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 52 filed January 28, 2015.

(2)

Executed Amended and Restated Fund Accounting and Financial Administration Services Agreement (January 1, 2014) between The Bank of New York Mellon and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 50 filed January 28, 2014.

(i)

Executed Amendment No. 1 (July 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Services Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed July 26, 2018.

(3)

Executed Amended and Restated Fund Accounting and Financial Administration Oversight Agreement (January 1, 2014) between Delaware Service Company, Inc. and the Registrant incorporated into this filing by reference to Post-Effective Amendment No. 50 filed January 28, 2014.

(i)

Executed Assignment and Assumption Agreement (November 1, 2014) between Delaware Service Company, Inc. and Delaware Investments Fund Services Company relating to the Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 52 filed January 28, 2015.

(ii)

Executed Amendment No. 1 (September 1, 2017) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement incorporated into this filing by reference to Post-Effective Amendment No. 66 filed July 26, 2018.

(iii) Executed Amendment No. 2 (October 11, 2021)to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement attached as Exhibit No. EX-99.h.3.iii.
(i)	Legal Opinion.
(1)

Opinion and Consent of Counsel (September 21, 1999) with respect to Delaware Smid Cap Growth Fund (formerly, Delaware DelCap Fund) incorporated into this filing by reference to Post-Effective Amendment No. 25 filed October 18, 1999.

	(2)	Opinion and Consent of Counsel (September 21, 2007) with respect to Delaware Healthcare Fund incorporated into this filing by reference to Post-Effective Amendment No. 39 filed September 24, 2007.
	(3)	Opinion and Consent of Counsel (March 24, 2016) with respect to Delaware Small Cap Growth Fund incorporated into this filing by reference to Post-Effective Amendment No. 56 filed March 24, 2016.
(4)

Opinion and Consent of Counsel (April 29, 2016) with respect to the Class R6 shares of Delaware Smid Cap Growth Fund incorporated in to this filing by reference to Post- Effective Amendment No. 57 filed May 2, 2016.

(5)

Opinion and Consent of Counsel (July 19, 2019) with respect to Delaware Covered Call Strategy Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Hedged U.S. Equity Opportunities Fund, Delaware Opportunity Fund, Delaware Premium Income Fund, Delaware Growth Equity Fund and Delaware Total Return Fund, incorporated in to this filing by reference to Post- Effective Amendment No. 70 filed July 19, 2019.

	(j)	Other Opinions. Consent of Independent Registered Public Accounting Firm (January 2022) attached as Exhibit No. EX-99.j.
	(k)	Omitted Financial Statements. Not applicable.
	(l)	Initial Capital Agreements. Not applicable.
	(m)	Rule 12b-1 Plan.
		(1)	Plan under Rule 12b-1 for Class A (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed October 19, 2010.
		(2)	Plan under Rule 12b-1 for Class C (April 19, 2001) incorporated into this filing by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed October 19, 2010.
		(3)	Plan under Rule 12b-1 for Class R (May 15, 2003) incorporated into this filing by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-14 filed October 19, 2010.
	(n)	Rule 18f-3 Plan.
		(1)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 (November 18, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 80 filed January 28, 2021.
(i) Updated Appendix A (November 1, 2021) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 attached as Exhibit No. EX-99.n.1.i.
	(o)	Reserved.
	(p)	Codes of Ethics.
(1)

Code of Ethics for Macquarie Investment Management, Delaware Funds by Macquarie® and Optimum Fund Trust (September 8, 2020) incorporated into this filing by reference to Post-Effective Amendment No. 80 filed January 28, 2021.

		(2)	Code of Ethics for Macquarie Investment Management Austria Kapitalanlage AG (June 2021) incorporated into this filing by reference to Post-Effective Amendment No. 81 filed July 28, 2021.
		(3)	Code of Ethics for Macquarie Investment Management Europe Limited (March 2021) incorporated into this filing by reference to Post-Effective Amendment No. 81 filed July 28, 2021.
		(4)	Code of Ethics for Macquarie Investment Management Global Limited (February 18, 2021) incorporated into this filing by reference to Post-Effective Amendment No. 81 filed July 28, 2021.
		(5)	Code of Ethics for Macquarie Funds Management Hong Kong Limited (February 2016) incorporated into this filing by reference to Post-Effective Amendment No. 71 filed July 29, 2019.
		(6)	Code of Ethics for Smith Asset Management Group, L.P. (August 2018) incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.
		(7)	Code of Ethics for Wellington Management Company LLP (April 30, 2017) incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.
		(8)	Code of Ethics for a Ziegler Capital Management, LLC (April 8, 2016) incorporated into this filing by reference to Post-Effective Amendment No. 74 filed October 4, 2019.
	(q)	Other.
		(1)	Powers of Attorney (January 2022) attached as Exhibit No. EX-99.q.1.
Item 29.	Persons Controlled by or Under Common Control with the Registrant. None.
Item 30.

Indemnification. Article VII, Section 2 (November 15, 2006) to the Agreement and Declaration of Trust incorporated into this filing by reference to Post-Effective Amendment No. 38 filed July 6, 2007. Article VI of the Amended and Restated By-Laws (April 1, 2015) incorporated into this filing by reference to Post-Effective Amendment No. 54 filed July 28, 2015.

Item 31.	Business and Other Connections of the Investment Adviser.

Delaware Management Company (the “Manager”), a series of Macquarie Investment Management Business Trust, serves as investment manager to the Registrant and also serves as investment manager or sub-advisor to certain of the other funds in the Delaware Funds by Macquarie® (the “Delaware Funds”) (Delaware Group® Adviser Funds, Delaware Group Cash Reserve, Delaware Group Equity Funds I, Delaware Group Equity Funds II, Delaware Group Equity Funds V, Delaware Group Foundation Funds, Delaware Group Global & International Funds, Delaware Group Government Fund, Delaware Group Income Funds, Delaware Group Limited-Term Government Funds, Delaware Group State Tax-Free Income Trust, Delaware Group Tax-Free Fund, Delaware Pooled® Trust, Delaware VIP® Trust, Voyageur Insured Funds, Voyageur Intermediate Tax Free Funds, Voyageur Mutual Funds, Voyageur Mutual Funds II, Voyageur Mutual Funds III, Voyageur Tax Free Funds, Delaware Investments Dividend and Income Fund, Inc., Delaware Investments Colorado Municipal Income Fund, Inc., Delaware Investments National Municipal Income Fund, Delaware Investments Minnesota Municipal Income Fund II, Inc., Delaware Enhanced Global Dividend and Income Fund, Ivy Funds, Ivy Variable Insurance Portfolios, InvestEd Portfolios, and Delaware Ivy High Income Opportunities Fund) and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of the Manager also serve as trustees and/or officers of other Delaware Funds and Optimum Fund Trust. A company indirectly owned by the Manager’s parent company acts as principal underwriter to the mutual funds in the Delaware Funds (see Item 32 below) and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Funds.

Unless otherwise noted, the following persons serving as directors or officers of the Manager have held the following positions during the Trust’s past two fiscal years. Unless otherwise noted, the principal business address of the directors and officers of the Manager is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Manager	Positions and Offices with Registrant	Other Positions and Offices Held
Shawn Lytle	President since June 2015	President/Chief Executive Officer/Trustee since June 2015	Mr. Lytle has served in various executive capacities within Macquarie Asset Management
John Leonard	Executive Vice President/Global Head of Equities/Executive Director	Executive Vice President/Global Head of Equities	Mr. Leonard has served in various executive capacities within Macquarie Asset Management
Brett Lewthwaite	Executive Vice President/Chief Investment Officer/Global Head of Fixed Income	Executive Vice President/Head of Fixed Income	Mr. Lewthwaite has served in various executive capacities within Macquarie Investment Management
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/General Counsel/Secretary	Mr. Connor has served in various executive capacities within Macquarie Investment Management Senior Vice President/General Counsel/Secretary – Optimum Fund Trust
Brian L. Murray, Jr.	Senior Vice President/ Global Chief Compliance Officer/Division Director	Senior Vice President/ Chief Compliance Officer	Mr. Murray has served in various capacities within Macquarie Investment Management Senior Vice President/Global Chief Compliance Officer – Optimum Fund Trust
Richard Salus	Senior Vice President/Global Head of Fund Services/Division Director	Senior Vice President/ Chief Financial Officer	Mr. Salus has served in various capacities within Macquarie Investment Management
Alexander Alston	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. Alston has served in various capacities within Macquarie Investment Management
Christopher S. Beck	Senior Vice President/ Chief Investment Officer—Small /Mid-Cap Value Equity/Executive Director	Senior Vice President/ Chief Investment Officer—Small/Mid-Cap Value Equity	Mr. Beck has served in various capacities within Macquarie Investment Management
Erik R. Becker	Senior Vice President	Senior Vice President	Mr. Becker has served in various capacities within Macquarie Investment Management
Mark G. Beischel	Senior Vice President	Senior Vice President	Mr. Beischel has served in various capacities within Macquarie Investment Management
David Brenner	Senior Vice President/Chief Administration Officer/Chief of Staff Macquarie Investment/Division Director	Senior Vice President/Chief of Staff	Mr. Brenner has served in various capacities within Macquarie Investment Management
Adam H. Brown	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/ /Co-Head of High Yield	Mr. Brown has served in various capacities within Macquarie Investment Management
Stephen J. Busch	Senior Vice President/ Head of Separately Managed Account Operations and Fund Oversight/Global Head of Fund Services and US Separate Managed Account Operations	Senior Vice President/ Head of Separately Managed Account Operations and Fund Oversight Global Head of Fund Services and US Separate Managed Account Operations	Mr. Busch has served in various capacities within Macquarie Investment Management
Nathan A. Brown	Senior Vice President	Senior Vice President	Mr. Brown has served in various capacities within Macquarie Investment Management
F. Chace Brundige	Senior Vice President	Senior Vice President	Mr. Brundige has served in various capacities within Macquarie Investment Management
Michael F. Capuzzi	Senior Vice President/ Head of Investment Operations/US Chief Operating Officer/Division Director	Senior Vice President/ US Chief Operations Officer	Mr. Capuzzi has served in various capacities within Macquarie Investment Management
Liu-Er Chen	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare/Division Director	Senior Vice President/ Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various capacities within Macquarie Investment Management
Michael J. Daley	Senior Vice President/Treasurer	Senior Vice President/Treasurer	Mr. Daley has served in various capacities within Macquarie Investment Management
Craig C. Dembek	Senior Vice President/ Head of Credit Research	Senior Vice President/ Head of Credit Research	Mr. Dembek has served in various capacities within Macquarie Investment Management
Joseph Devine	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities/Division Director	Senior Vice President/ Chief Investment Officer, Global Ex-US Equities	Mr. Devine has served in various capacities within Macquarie Investment Management
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Mr. Dresnin has served in various capacities within Macquarie Investment Management
W. Alexander Ely	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity/Division Director	Senior Vice President/ Chief Investment Officer, Small/Mid-Cap Growth Equity	Mr. Ely has served in various capacities within Macquarie Investment Management
Brad Frishberg	Senior Vice President/ Chief Investment Officer, Global Listed Infrastructure/Division Director	None	Mr. Frishberg has served in various capacities within Macquarie Investment Management

Gregory Gizzi	Senior Vice President/ Head of Municipal Bonds/Division Director	Senior Vice President/ Head of Municipal Bonds	Mr. Gizzi has served in various capacities within Macquarie Investment Management
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director	Mr. Geatens has served in various capacities within Macquarie Investment Management Senior Vice President, Treasurer and Chief Financial Officer – Optimum Fund Trust
Bradley P. Halverson	Senior Vice President	Senior Vice President	Mr. Halverson has served in various capacities within Macquarie Investment Management
Derek L. Hamilton	Senior Vice President	Senior Vice President	Mr. Hamilton has served in various capacities within Macquarie Investment Management
J. David Hillmeyer	Senior Vice President/Senior Portfolio Manager/Head of Global and Multi-Asset Credit/Division Director	Senior Vice President/Head of Global and Multi-Asset Credit	Mr. Hillmeyer has served in various capacities within Macquarie Investment Management
James L. Hinkley	Senior Vice President/ Head of Global Product Development/Head of Special Projects	None	Mr. Hinkley has served in various capacities within Macquarie Investment Management
Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Mr. Hopkins has served in various capacities within Macquarie Investment Management
Kashif Ishaq	Senior Vice President/Head of Investment Grade Corporate Bond Trading, Portfolio Manager/Division Director	Senior Vice President/Head of Credit Trading	Mr. Ishaq has served in various capacities within Macquarie Investment Management
Bradley M. Klapmeyer	Senior Vice President	Senior Vice President	Mr. Klapmeyer has served in various capacities within Macquarie Investment Management
Michael Kopfler	Senior Vice President/Head of Equity Trading/Division Director	Senior Vice President/Head of Equity Trading/Division Director	Mr. Kopfler has served in various capacities within Macquarie Investment Management
Alexander Kozhemiakin	Senior Vice President/Head of Emerging Markets Debt/Division Director	Senior Vice President/Head of Emerging Markets Debt	Mr. Kozhemiakin has served in various capacities within Macquarie Investment Management
Frank G. LaTorraca	Senior Vice President/Co-Head of Private Placements/Division Director	Senior Vice President/Co-Head of Private Placements	Mr. LaTorraca has served in various capacities within Macquarie Investment Management
Nik Lalvani	Senior Vice President/ Chief Investment Officer – Large Cap Value/Division Director	Senior Vice President/ Chief Investment Officer – Large Cap Value	Mr. Lalvani has served in various capacities within Macquarie Investment Management
Stefan Loewenthal	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team/Division Director	Senior Vice President/ Chief Investment Officer – Global Multi Asset Team	Mr. Lowenthal has served in various capacities within Macquarie Investment Management
Daniela Mardarovici	Senior Vice President/Co-Head of High Yield/Division Director	Senior Vice President/Co-Head of High Yield	Ms. Mardarovici has served in various capacities within Macquarie Investment Management
John P. McCarthy	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield/Division Director	Senior Vice President/Senior Portfolio Manager/Co-Head of High Yield	Mr. McCarthy has served in various capacities within Macquarie Investment Management
Kenneth G. McQuade	Senior Vice President	Senior Vice President	Mr. McQuade has served in various capacities within Macquarie Investment Management
Carleen Michalski	Senior Vice President/ Head of Global Product Development/Associate Director	Senior Vice President/ Head of Global Product Development	Ms. Michalski has served in various capacities within Macquarie Investment Management
Timothy J. Miller	Senior Vice President	Senior Vice President	Mr. Miller has served in various capacities within Macquarie Investment Management
Francis X. Morris	Senior Vice President/Chief Investment Officer, Core Equity/Executive Director	Senior Vice President/Chief Investment Officer, Core Equity	Mr. Morris has served in various capacities within Macquarie Investment Management
Susan L. Natalini	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments	Ms. Natalini has served in various capacities within Macquarie Investment Management
Matthew T. Norris	Senior Vice President	Senior Vice President	Mr. Norris has served in various capacities within Macquarie Investment Management
Philip O. Obazee	Senior Vice President/Head of Derivatives/Division Director	Senior Vice President/Head of Derivatives	Mr. Obazee has served in various capacities within Macquarie Investment Management
Terrance M. O’Brien	Senior Vice President/US Head of Quantitative and Markets Research/Division Director	Senior Vice President/US Head of Quantitative and Markets Research	Mr. O’Brien has served in various capacities with Macquarie Investment Management
Mansur Z. Rasul	Senior Vice President/Senior Portfolio Manager/Associate Director	Senior Vice President/Senior Portfolio Manager	Mr. Rasul has served in various capacities with Macquarie Investment Management
Daniel G. Scherman	Senior Vice President	Senior Vice President	Mr. Scherman has served in various capacities within Macquarie Investment Management

Gilbert C. Scott	Senior Vice President	Senior Vice President	Mr. Scott has served in various capacities within Macquarie Investment Management
Kimberly A. Scott	Senior Vice President	Senior Vice President	Ms. Scott has served in various capacities within Macquarie Investment Management
Zachary H. Shafran	Senior Vice President	Senior Vice President	Mr. Shafran has served in various capacities within Macquarie Investment Management
Neil Siegel	Senior Vice President/Chief Marketing and Product Officer/Global Head of Marketing and Product/Executive Director	Senior Vice President/Global Head of Marketing and Product	Mr. Siegel has served in various capacities with Macquarie Investment Management
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Mr. Speacht has served in various capacities within Macquarie Investment Management
John C. Van Roden III	Senior Vice President/ Head of Municipal Trading	Senior Vice President/ Head of Municipal Trading	Mr. Van Roden has served in various capacities within Macquarie Investment Management
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Deputy General Counsel/Assistant Secretary	Ms. Williams has served in various capacities within Macquarie Investment Management
Gustaf C. Zinn	Senior Vice President	Senior Vice President	Mr. Zinn has served in various capacities within Macquarie Investment Management
Gary T. Abrams	Vice President/Head of International Equity Trading	Vice President/Head of International Equity Trading	Mr. Abrams has served in various capacities within Macquarie Investment Management
Douglas R. Briggs	Vice President	Vice President	Mr. Briggs has served in various capacities within Macquarie Investment Management
Sally J. Burk	Vice President	Vice President	Ms. Burk has served in various capacities within Macquarie Investment Management
Jamie Chiarieri	Vice President/Senior Private Placements Analyst/Senior Manager	None	Mr. Chiarieri has served in various capacities within Macquarie Investment Management
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Mr. Ciavarelli has served in various capacities within Macquarie Investment Management
Kishor K. Daga	Vice President/Institutional Account Services/Associate Director of US Portfolio Administration/Associate Director	Vice President/ Associate Director of US Portfolio Administration	Mr. Daga has served in various capacities within Macquarie Investment Management
Euclyn A. Denton	Vice President/Senior Manager of US Fund Administration	Vice President/Financial Administration	Mr. Denton has served in various capacities within Macquarie Investment Management
Joel A. Ettinger	Vice President/Taxation/Associate Director	Vice President/Taxation	Mr. Ettinger has served in various capacities within Macquarie Investment Management
Benjamin J. Esty	Vice President	Vice President	Mr. Esty has served in various capacities within Macquarie Investment Management
William J. Fink	Vice President/ Deputy Chief Compliance Officer/Senior Manager	None	Mr. Fink has served in various capacities within Macquarie Investment Management
Joseph A. Fiorilla	Vice President/Trading Operations/Associate Director	Vice President/Head of US Trading Operations	Mr. Fiorilla has served in various capacities within Macquarie Investment Management
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None	Mr. Hoban has served in various capacities within Macquarie Investment Management
Tom Jacobs, Jr.	Vice President	Vice President	Mr. Jacobs has served in various capacities within Macquarie Investment Management
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Ms. Johnson has served in various capacities within Macquarie Investment Management
Joseph W. Kauten	Vice President	Vice President	Mr. Kauten has served in various capacities within Macquarie Investment Management
Francis Magee	Vice President/Senior Manager, US Fund Administration	Vice President/Financial Administration	Mr. Magee has served in various capacities within Macquarie Investment Management
Michael Q. Mahoney	Vice President/ Fund Administration/Head of US Service Provider Manager/Associate Director	Vice President/Head of US Service Provider Management	Mr. Mahoney has served in various capacities within Macquarie Investment Management
Andrew McEvoy	Vice President/Trade Settlements/Associate Director of US Transaction Management	Vice President/Associate Director of US Transaction Management	Mr. McEvoy has served in various capacities within Macquarie Investment Management
Peter T. Pan	Vice President/Head of US SMA Trading/Associate Director	Vice President/Head of US SMA Trading	Mr. Pan has served in various capacities within Macquarie Investment Management
John J. Richie	Vice President	Vice President	Mr. Richie has served in various capacities within Macquarie Investment Management
Ricardo Rodriguez	Vice President	Vice President	Mr. Rodriguez has served in various capacities within Macquarie Investment Management

Sabrina K. Saxer	Vice President	Vice President	Ms. Saxer has served in various capacities within Macquarie Investment Management
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Shields has served in various capacities within Macquarie Investment Management
Mira Stevovich	Vice President	Vice President	Ms. Stevovich has served in various capacities within Macquarie Investment Management
Kelly Vaughan	Vice President/MIM Americas Client Service Manager/Senior Manager	None	Ms. Vaughan has served in various capacities within Macquarie Investment Management
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary	Ms. Wang has served in various capacities within Macquarie Investment Management
Lauren Weintraub	Vice President/Equity Trader/Senior Manager	None	Ms. Weintraub has served in various capacities within Macquarie Investment Management
Michael T. Wolverton	Vice President	Vice President	Mr. Wolverton has served in various capacities within Macquarie Investment Management
Michael A. Yeager	Vice President	Vice President	Mr. Yeager has served in various capacities within Macquarie Investment Management
Aaron D. Young	Vice President	Vice President	Mr. Young has served in various capacities within Macquarie Investment Management
Joseph Zalewski	Vice President/Senior Credit Analyst-Distressed Debt/Associate Director	None	Mr. Zalewski has served in various capacities within Macquarie Investment Management
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer	Mr. Lenoir has served in various capacities within Macquarie Investment Management

Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), located at Kaerntner Strasse 28, 1010 Vienna, Austria, serves as a sub-adviser to Delaware Total Return Fund. MIMAK is an affiliate of the Manager and a part of Macquarie Investment Management (MIM). MIM is the marketing name for certain companies comprising the asset management division of Macquarie Group Limited. Information on the directors and officers of MIMAK set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-113118) is incorporated into this filing by reference.

Macquarie Investment Management Europe Limited (MIMEL), located at 28 Ropemaker Street, London, England, serves as a sub-adviser to Delaware Total Return Fund. MIMEL is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MIMEL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-111954) is incorporated into this filing by reference.

Macquarie Investment Management Global Limited (MIMGL), located at 50 Martin Place, Sydney, Australia, serves as a sub-adviser to Delaware Healthcare Fund, Delaware Small Cap Growth Fund, Delaware Smid Cap Growth Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund and Delaware Total Return Fund. MIMGL is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MIMGL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-106854) is incorporated into this filing by reference.

Macquarie Funds Management Hong Kong Limited (MFMHKL), located at Level 18, One International Finance Centre, One Harbour View Street, Central, Hong Kong, serves as a sub-adviser to Delaware Healthcare Fund, Delaware Small Cap Growth Fund, Delaware Smid Cap Growth Fund, Delaware Equity Income Fund, Delaware Global Equity Fund, Delaware Growth and Income Fund, Delaware Opportunity Fund and Delaware Total Return Fund. MFMHKL is an affiliate of the Manager and a part of MIM. Information on the directors and officers of MFMHKL set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-76257) is incorporated into this filing by reference

Smith Group Asset Management, LLC (Smith) serves as a sub-advisor to Delaware Growth Equity Fund. Smith is located at 100 Crescent Court, Suite 1150, Dallas, TX 75201. Information on the members and officers of Smith set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-120777) is incorporated into this filing by reference.

Wellington Management Company LLP (Wellington Management) serves as a sub-adviser to Delaware Hedged U.S. Equity Opportunities Fund. Wellington Management is a Delaware limited liability partnership with principal offices at 280 Congress Street, Boston, MA 02210. Information on the member and officers of Wellington set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-15908) is incorporated into this filing by reference.

Ziegler Capital Management LLC (ZCM) serves as a sub-adviser to Delaware Covered Call Strategy Fund and Delaware Premium Income Fund. ZCM is a Wisconsin limited liability company with principal offices at 30 South Wacker Drive, Suite 2800, Chicago, IL 60606-7459. Information on the member and officers of ZCM set forth in its Form ADV filed with the U.S. Securities and Exchange Commission (File No. 801-118813) is incorporated into this filing by reference.

Item 32.	Principal Underwriters.
	(a)	Delaware Distributors, L.P. serves as principal underwriter for all the mutual funds in the Delaware Funds by Macquarie® and the Optimum Fund Trust.
(b)

Information with respect to each officer and partner of the principal underwriter and the Registrant is provided below. Unless otherwise noted, the principal business address of each officer and partner of Delaware Distributors, L.P. is 100 Independence, 610 Market Street, Philadelphia, PA 19106-2354.

Name and Principal Business Address	Positions and Offices with Underwriter	Positions and Offices with Registrant
Delaware Distributors, Inc.	General Partner	None
Delaware Capital Management	Limited Partner	None
Delaware Investments Distribution Partner, Inc.	Limited Partner	None
Brett D. Wright	President/ Head of Client Solutions Group Americas/Executive Director	None
David Brenner	Senior Vice President/Chief of Staff-Macquarie Investment Management	Senior Vice President/Chief of Staff
David F. Connor	Senior Vice President/General Counsel/Secretary/Division Director	Senior Vice President/ General Counsel/Secretary
Michael E. Dresnin	Senior Vice President/Associate General Counsel/Assistant Secretary	Senior Vice President/Associate General Counsel/Assistant Secretary
Jamie Fox	Senior Vice President/ Divisional Sales Manager, CSG Americas/Division Director	None
Daniel V. Geatens	Senior Vice President/Head of US Fund Administration/Division Director	Senior Vice President/Head of US Fund Administration/Division Director

Jerel A. Hopkins	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary/Division Director
Rachel Jacobs	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director	Senior Vice President/Head of Intermediary Distribution, CSG Americas/Executive Director
Eric S. Kleppe	Senior Vice President/Institutional Client Services/ Head of Institutional Relationship Management, CSG Americas/Associate Director	None
Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer/Division Director	Senior Vice President/Chief Compliance Officer
Susan L. Natalini	Senior Vice President/ Chief Operating Officer Equity and Fixed Income/Division Director	Senior Vice President/Chief Operations Officer – Equity and Fixed Income Investments
Richard Salus	Senior Vice President/ Global Head of Fund Services/Division Director	Senior Vice President/Chief Financial Officer
Neil Siegel	Senior Vice President/Global Head of Marketing and Product/Executive Director	Senior Vice President/Chief Marketing and Product Officer
William Speacht	Senior Vice President/Deputy Chief Compliance Officer/Division Director	Senior Vice President/Deputy Chief Compliance Officer/Division Director
Kathryn R. Williams	Senior Vice President/Deputy General Counsel/Assistant Secretary/Division Director	Senior Vice President/Associate General Counsel/Assistant Secretary
Christopher J. Calhoun	Vice President/ Head of US Fund Intermediary Services/Associate Director	None
Anthony G. Ciavarelli	Vice President/Associate General Counsel/Assistant Secretary/ Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Joel A. Ettinger	Vice President/Associate Director	Vice President/Taxation
Robert T. Haenn	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Stephen Hoban	Vice President/Controller/Chief Financial Officer/Treasurer/ Associate Director	None
Earthen Johnson	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Michael Q. Mahoney	Vice President/Head of US Provider Management/Associate Director	Vice President/Head of US Service Provider Management
Konstantine C. Mylonas	Vice President/Senior Relationship Manager, CSG Americas/Associate Director	None
Stephen R. Shamet	Vice President/Channel Head-Strategic Relationship, CSG Americas/Associate Director	None
Jennifer Shields	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Barry J. Slawter	Vice President/Retail Marketing & Content Strategy/Senior Manager	None
Emilia P. Wang	Vice President/Associate General Counsel/Assistant Secretary/Associate Director	Vice President/Associate General Counsel/Assistant Secretary
Antoinette C. Robbins	Senior Compliance Officer	None
Sandy Lenoir	Anti-Money Laundering Officer/Division Director	Anti-Money Laundering Officer

(c) Not applicable.
Item 33.

Location of Accounts and Records. All accounts and records required to be maintained by Section 31 (a) of the Investment Company Act of 1940 and the rules under that section are maintained by the following entities: Delaware Management Company, Delaware Investments Fund Services Company and Delaware Distributors, L.P. (100 Independence, 610 Market Street, Philadelphia, PA 19106-2354); BNY Mellon Investment Servicing (US) Inc. (4400 Computer Drive, Westborough, MA 01581-1722); and The Bank of New York Mellon (240 Greenwich Street, New York, NY 10286-0001).

Item 34.	Management Services. None.
Item 35.	Undertakings. Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Philadelphia and Commonwealth of Pennsylvania on this 27th day of January, 2022.

DELAWARE GROUP EQUITY FUNDS IV

By:	/s/ Shawn K. Lytle
Shawn K. Lytle President/Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature		Title	Date

/s/ Shawn K. Lytle		President/Chief Executive Officer	January 27, 2022
Shawn K. Lytle		(Principal Executive Officer) and Trustee

Jerome D. Abernathy	*	Trustee	January 27, 2022
Jerome D. Abernathy

Thomas L. Bennett	*	Chair and Trustee	January 27, 2022
Thomas L. Bennett

Ann D. Borowiec	*	Trustee	January 27, 2022
Ann D. Borowiec

Joseph W. Chow	*	Trustee	January 27, 2022
Joseph W. Chow

H. Jeffrey Dobbs	*	Trustee	January 27, 2022
H. Jeffrey Dobbs

John A. Fry	*	Trustee	January 27, 2022
John A. Fry

Joseph Harroz, Jr.	*	Trustee	January 27, 2022
Joseph Harroz, Jr.

Sandra A. J. Lawrence	*	Trustee	January 27, 2022
Sandra A. J. Lawrence

Frances A. Sevilla-Sacasa	*	Trustee	January 27, 2022
Frances A. Sevilla-Sacasa

Thomas K. Whitford	*	Trustee	January 27, 2022
Thomas K. Whitford

Christianna Wood	*	Trustee	January 27, 2022
Christianna Wood

Janet L. Yeomans	*	Trustee	January 27, 2022
Janet L. Yeomans

Richard Salus	*	Senior Vice President/Chief Financial Officer	January 27, 2022
Richard Salus		(Principal Financial Officer)

*By: /s/ Shawn K. Lytle
Shawn K. Lytle
as Attorney-in-Fact for each of the persons indicated
(Pursuant to Powers of Attorney filed herewith)

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

EXHIBITS
TO
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

INDEX TO EXHIBITS
(Delaware Group® Equity Funds IV N-1A)

Exhibit No.	Exhibit
EX-99.d.1.i	Executed Amendment No. 4 (September 20, 2021) to Exhibit A of the Investment Management Agreement
EX-99.e.1.ii	Executed Amendment No. 3 (September 20, 2021) to Schedule I to the Distribution Agreement
EX-99.h.1.ii	Executed Amendment No. 4 (September 20, 2021) to Schedule A to the Shareholder Services Agreement
EX-99.h.3.iii	Executed Amendment No. 2 (October 11, 2021) to Amended and Restated Fund Accounting and Financial Administration Oversight Agreement
EX-99.j	Consent of Independent Registered Public Accounting Firm (January 2022)
EX-99.n.1.i	Updated Appendix A (November 1, 2021) to the Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3
EX-99.q.1	Powers of Attorney (January 2022)